UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21294

MUNDER SERIES TRUST
(Exact name of registrant as specified in charter)
480 PIERCE STREET
BIRMINGHAM, MICHIGAN 48009
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG 480 PIERCE STREET BIRMINGHAM, MICHIGAN 48009	JANE KANTER DECHERT LLP 1775 I STREET, N.W. WASHINGTON, D.C. 20006
Registrant’s telephone number, including area code: (248) 647-9200
Date of fiscal year end: June 30
Date of reporting period: June 30, 2011

Item 1: Reports to Shareholders.
Munder Asset Allocation Fund -- Balanced
Management’s Discussion of FundPerformance
Hypothetical and Total Returns (Unaudited)
Shareholder Fee Example (Unaudited)
POI-Asset Allocation Fund -- Balanced
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Notes to Financial Statements--Unaudited
Munder Bond Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Bond Fund
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Notes to Financial Statements--Unaudited
Munder Index 500 Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Index 500 Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Notes to Financial Statements--Unaudited
Munder International Equity Fund
Management’s Discussion of Fund Performance (Unaudited)
Hypothetical and Total Returns (Unaudited)
Shareholder Fee Example (Unaudited)
POI-International Equity Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Notes to Financial Statements--Unaudited
Munder International Fund -- Core Equity
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-International Fund--Core Equity
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Notes to Financial Statements--Unaudited
Munder International Small-Cap Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-International Small-Cap Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets--Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Notes to Financial Statements--Unaudited
Munder Growth Opportunities Fund
Management’s Discussion of Fund Performance (Unaudited)
Hypothetical and Total Returns (Unaudited)
Shareholder Fee Example (Unaudited)
POI-Growth Opportunities Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets--Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Notes to Financial Statements--Unaudited
Munder Large-Cap Growth Fund
Management’s Discussion of Fund Performance (Unaudited)
Hypothetical and Total Returns (Unaudited)
Shareholder Fee Example (Unaudited)
POI-Large-Cap Growth Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets--Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Notes to Financial Statements--Unaudited
Munder Large-Cap Value Fund
Management’s Discussion of Fund Performance (Unaudited)
Hypothetical and Total Returns (Unaudited)
Shareholder Fee Example (Unaudited)
POI-Large-Cap Value Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Notes to Financial Statements--Unaudited
Munder Micro-Cap Equity Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Micro-Cap Equity Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Notes to Financial Statements--Unaudited
Munder Mid-Cap Core Growth Fund
Management’s Discussion of Fund Performance (Unaudited)
Hypothetical and Total Returns (Unaudited)
Shareholder Fee Example (Unaudited)
POI-Mid-Cap Core Growth Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets--Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Notes to Financial Statements--Unaudited
Munder Veracity Small-Cap Value Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Veracity Small-Cap Value Fund
Statement of Assets and Liabilities
Statements of Operations(1)
Statements of Changes in Net Assets(1)
Statements of Changes in Net Assets -- Capital Stock Activity(1)
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Notes to Financial Statements--Unaudited
Item 2. Code of Ethics.
Item 3. Audit Committee Financial Expert.
Item 4. Principal Accountant Fees and Services.
Item 5. Audit Committee of Listed Registrants.
Item 6. Schedule of Investments.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Item 10. Submission of Matters to a Vote of Security Holders.
Item 11. Controls and Procedures.
Item 12. Exhibits
SIGNATURES
EX-99.CODE ETH
EX-99.CERT
EX-99.906CERT

Item 1:	Reports to Shareholders.

ANNUAL REPORT
June 30, 2011

Munder Asset Allocation
Fund — Balanced
Class Y, A, B, C & K Shares

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The Munder Funds® Letter to Shareholders (Unaudited)

The broad stock market, measured by the Russell 3000® Index, which spans the capitalization ranges of the market, had strong performance for the year ended June 30, 2011. The Index returned 32.37% for the twelve-month time period. Strong performance during the first nine months of the time period more than offset flat to slightly negative returns for the April through June quarter.

According to the Russell family of indices, mid-cap stocks represented the “sweet spot” of the market, with the Russell Midcap® Index posting a 38.47% return. The Russell 2000® Index, a benchmark of small-cap stocks, was only slightly behind, with a return of 37.41%, while the large-cap Russell 1000® Index posted a 31.93% return. For the one-year time period, growth stocks outperformed value stocks. Growth stocks are those with higher than average anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market.

International stock markets, as measured by the MSCI ACWI (All Country World Index) Index ex-U.S., also had strong performance, with the Index posting a 30.27% return for the year ended June 30, 2011. The Index followed the same pattern as the U.S. market: strong performance for the first three quarters of the twelve-month time period and then flat to negative performance for the April through June quarter.

While the U.S. fixed income market had positive performance for the twelve months ended June 30, 2011, it lagged significantly behind the stock market. The Barclays Capital U.S. Aggregate Bond Index, a measure of the broad fixed income market, posted a 3.90% return for the year. The U.S. Treasury sector of the market had the weakest performance, while the commercial mortgage-backed (CMBS) sector had the strongest returns, followed by the corporate and mortgage-backed (MCS) sectors. Among investment grade securities, lower quality securities had the best performance. AAA rated securities posted a 3.05% return for the twelve-months ended June 30, 2011, while securities with a BBB rating had an 8.39% return.

In managing each of the Munder equity and fixed income funds, we pay careful attention to both risk and return, with the goal of earning competitive returns with acceptable levels of risk. We believe this is an important part of fund management, given the inherent volatility of the financial markets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
22	Statement of Assets and Liabilities
24	Statement of Operations
25	Statements of Changes in Net Assets
26	Statements of Changes in Net Assets — Capital Stock Activity
28	Financial Highlights
33	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
43	Notes to Financial Statements — Unaudited

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance (Unaudited)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Smaller and medium-sized company stocks are more volatile and less liquid than larger, more established company securities. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Fixed income securities in which the Fund invests will tend to experience smaller fluctuations in value than equity securities. However, investors in any fixed income product should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2011. The following pie chart illustrates the Fund’s investment allocation. A complete list of holdings as of June 30, 2011 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 INVESTMENT ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2011. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns

ii

do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Tony Dong, Brian Kozeliski, Joseph Skornicka, Kenneth Smith, Jeffrey Sullivan and Michael Vandenbossche*

The Fund participated in the strong performance of the stock market during the one year ended June 30, 2011, posting a double-digit return of 22.33%. The Fund outperformed the 20.44% return of its blended 60% Russell 3000® Growth Index/40% Barclays Capital U.S. Intermediate Government/Credit Index benchmark for the twelve-month time period, but lagged slightly behind the 22.77% median return for the Lipper universe of mixed-asset target allocation growth mutual funds.

The Fund is a diversified fund, with instruments in both fixed income and equity securities. The fixed income portion of the Fund includes bonds from the corporate, government and mortgage-related sectors of the market. The equity portion of the Fund is divided into five separately managed segments: large-cap value, large-cap growth, multi-cap growth, focused mid-cap and international core ACWI ex-U.S. As of June 30, 2011, the Fund’s asset allocation was approximately 68% equities and 32% fixed income and cash equivalents.

All of the equity segments of the Fund posted positive double-digit returns for the twelve months ended June 30, 2011. Reflecting the greater strength of growth stocks versus value stocks during that twelve-month time period, the Fund’s growth-oriented equity holdings had the strongest returns. The focused mid-cap holdings generating the strongest absolute performance, with a return of over 45%, while the multi-cap growth and large-cap growth segments of the Fund both earned returns of well over 30%. The international core holdings also earned a return well in excess of 30%.

In relative terms, four of the Fund’s equity segments (multi-cap growth, large-cap growth, focused mid-cap and international core) outperformed the 32.37% return of the Russell 3000® Index, helping to boost the Fund’s performance relative to its blended Russell/Barclays Capital benchmark. In addition, three of the Fund’s equity segments — multi-cap growth, focused mid-cap and international core — each outperformed its style-specific benchmark (the Russell 3000® Index, the Russell Midcap® Growth Index and the MSCI ACWI (All Country World Index) Index ex-U.S., Net Dividends, respectively).

The fixed income market did not experience the same strength as the equity markets during the one year ended June 30, 2011, with the Barclays Capital U.S. Intermediate Government/Credit Index, the benchmark for the Fund’s fixed income assets, posting a single-digit return of 3.77%. The fixed income assets in the Fund, while earning a single-digit return as well, did outperform the Barclays Capital fixed income benchmark.

*	Mr. Smith became a member of the portfolio management team in August 2010, and was therefore not involved in its management during the entire twelve months ended June 30, 2011.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the

iii

accuracy thereof and the information is subject to correction. The Barclays Capital U.S. Intermediate Government/Credit Index measures the performance of a segment of the U.S. dollar-denominated, investment-grade, fixed-rate taxable bond market that includes Treasuries (i.e., public obligations of the U.S. Treasury), government-related issues (i.e., agency, sovereign, supranational, and local authority debt) and corporate debt obligations with remaining maturities between one and ten years. The MSCI ACWI (All Country World Index) ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The Russell 3000® Index is a capitalization-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Growth Index includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index includes those Russell Midcap® Index companies (approximately 800 of the smallest securities in the Russell 1000® Index, and index that includes approximately 1,000 of the largest securities in the Russell 3000® Index) with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of mixed-asset target allocation growth funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns (Unaudited)

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Asset Allocation Fund — Balanced

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	10-YEAR GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/11
						Lipper
					Russell	Mixed-
					3000®/	Asset Target
					Barclays	Allocation
				Russell	Capital	Growth
Class and	With		Without	3000®	Blended	Funds
Inception Date	Load		Load	Index*	Index*	Median**

CLASS Y 4/13/93	N/A		$14,569	$14,023	$15,638	$14,532

CLASS A 4/30/93	$13,422	#	$14,208	$14,023	$15,638	$14,532

CLASS B 6/21/94	N/A		$13,392	$14,023	$15,638	$14,532

CLASS C 1/24/96	N/A		$13,188	$14,023	$15,638	$14,532

CLASS K 4/16/93	N/A		$14,212	$14,023	$15,638	$14,532

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Russell 3000® Index is a capitalization-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000®/Barclays Capital Blended Index is a blended index of 60% Russell 3000® Index and 40% Barclays Capital U.S. Intermediate Government/Credit Index. The Barclays Capital U.S. Intermediate Government/Credit Index measures the performance of a segment of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market that includes Treasuries (i.e., public obligations of the U.S. Treasury), government-related issues (i.e., agency, sovereign, supranational, and local authority debt) and corporate debt obligations with remaining maturities between one and ten years. Index comparative returns commence on 7/1/01.

**	The Lipper Mixed-Asset Target Allocation Growth Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 7/1/01. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/11
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 4/13/93	N/A		22.33%	N/A		2.74%	N/A		3.83%	N/A		7.22%

CLASS A 4/30/93	15.34%	#	22.00%	1.33%	#	2.49%	2.99%	#	3.57%	6.75%	#	7.09%

CLASS B 6/21/94	16.05%	†	21.05%	1.37%	†	1.72%	N/A		2.96%	N/A		7.25%

CLASS C 1/24/96	20.07%	†	21.07%	N/A		1.71%	N/A		2.81%	N/A		6.03%

CLASS K 4/16/93	N/A		21.93%	N/A		2.48%	N/A		3.58%	N/A		6.97%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund Prospectus, the gross expense ratios for Class Y, A, B, C and K Shares during the fiscal year ended 6/30/10 were 1.96%, 2.21%, 2.96%, 2.96% and 2.21%, respectively. On 10/30/10, Munder Capital Management began limiting expenses to reduce the net expense ratios for Class Y, A, B, C and K Shares to 1.25%, 1.50%, 2.25%, 2.25% and 1.50%, respectively. Munder Capital Management has agreed to reimburse certain expenses of the Fund through at least 10/31/11. Expenses for the fiscal year ended 6/30/11 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1993-1996 and 2010-2011 calendar years. Total returns would have been lower if Munder Capital had not limited expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/11	6/30/11	1/1/11-6/30/11	Ratio

Actual
Class Y	$1,000.00	$1,052.50	$6.36	1.25%
Class A	$1,000.00	$1,050.90	$7.63	1.50%
Class B	$1,000.00	$1,047.10	$11.42	2.25%
Class C	$1,000.00	$1,045.90	$11.41	2.25%
Class K	$1,000.00	$1,050.30	$7.63	1.50%

Hypothetical
Class Y	$1,000.00	$1,018.60	$6.26	1.25%
Class A	$1,000.00	$1,017.36	$7.50	1.50%
Class B	$1,000.00	$1,013.64	$11.23	2.25%
Class C	$1,000.00	$1,013.64	$11.23	2.25%
Class K	$1,000.00	$1,017.36	$7.50	1.50%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

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xii

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2011

Shares		Value(a)

COMMON STOCKS — 67.5%
Consumer Discretionary — 8.7%
Auto Components — 1.4%
300	Aisin Seiki Co Ltd	$11,552
2,500	BorgWarner Inc †	201,975
800	Bridgestone Corp	18,344
194	Cie Generale des Etablissements Michelin, Class B	18,973
1,685	Gentex Corp	50,937
2,520	Johnson Controls Inc	104,983
243	Nokian Renkaat OYJ	12,193
2,140	Tenneco Inc †	94,310

		513,267

Automobiles — 0.6%
162	Daimler AG	12,193
6,580	Ford Motor Co †	90,738
400	Honda Motor Co Ltd	15,328
212	Hyundai Motor Co	47,061
1,800	Nissan Motor Co Ltd	18,826
391	Renault SA	23,182

		207,328

Distributors — 0.6%
1,418	Imperial Holdings Ltd	25,427
7,825	LKQ Corp †	204,154

		229,581

Hotels, Restaurants & Leisure — 0.8%
3,350	Carnival Corp	126,060
1,085	Home Inns & Hotels Management Inc, ADR †	41,273
4,540	Intercontinental Hotels Group PLC, ADR	93,842
5,000	SJM Holdings Ltd	11,874
652	Whitbread PLC	16,900

		289,949

Internet & Catalog Retail — 0.3%
280	Amazon.com Inc †	57,257
130	priceline.com Inc †	66,551

		123,808

Leisure Equipment & Products — 0.4%
3,085	Hasbro Inc	135,524

Media — 1.4%
6,875	Cinemark Holdings Inc	142,381
2,550	DIRECTV, Class A †	129,591
358	Eutelsat Communications	16,094

See Notes to Financial Statements.

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Discretionary (Continued)
Media (Continued)
1,141	Societe Television Francaise 1	$20,749
1,590	Time Warner Cable Inc	124,084
870	Viacom Inc, Class B	44,370
360	Vivendi SA	10,010

		487,279

Multiline Retail — 0.7%
835	Dillard’s Inc, Class A	43,537
1,810	Dollar Tree Inc †	120,582
3,340	Macy’s Inc	97,662

		261,781

Specialty Retail — 1.3%
275	AutoZone Inc †	81,084
100	Fast Retailing Co Ltd	16,111
430	Home Depot Inc	15,575
5,483	Kingfisher PLC	23,513
3,065	PetSmart Inc	139,059
9,665	Sally Beauty Holdings Inc †	165,272
680	Ulta Salon Cosmetics & Fragrance Inc †	43,914

		484,528

Textiles, Apparel & Luxury Goods — 1.2%
360	Cie Financiere Richemont SA	23,572
1,975	Fossil Inc †	232,497
6,000	Peace Mark Holdings Ltd †,(c),(d)	0
1,335	Steven Madden Ltd †	50,076
1,210	VF Corp	131,357

		437,502

Total Consumer Discretionary		3,170,547

Consumer Staples — 3.9%
Beverages — 0.8%
445	Coca-Cola Co/The	29,944
4,230	Dr Pepper Snapple Group Inc	177,364
3,500	Fomento Economico Mexicano SAB de CV	23,271
409	Heineken NV	24,596
121	Pernod-Ricard SA	11,927

		267,102

Food & Staples Retailing — 0.9%
1,200	Aeon Co Ltd	14,429
521	Alimentation Couche Tard Inc, Class B	15,191

See Notes to Financial Statements.

Shares		Value(a)

Consumer Staples (Continued)
Food & Staples Retailing (Continued)
171	Metro AG	$10,363
3,645	Tesco PLC	23,517
600	United Natural Foods Inc †	25,602
2,515	Wal-Mart Stores Inc	133,647
1,970	Walgreen Co	83,646
4,978	WM Morrison Supermarkets PLC	23,785

		330,180

Food Products — 0.5%
193	Danone	14,400
35,000	Golden Agri-Resources Ltd	19,377
2,900	Kraft Foods Inc, Class A	102,167
16,000	Marine Harvest ASA	12,829
209	Nestle SA	12,989
75,000	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	20,334
1,052	Viterra Inc	11,431

		193,527

Household Products — 0.5%
2,700	Procter & Gamble Co/The	171,639
363	Reckitt Benckiser Group PLC	20,041

		191,680

Personal Products — 0.3%
1,950	Herbalife Ltd	112,398

Tobacco — 0.9%
541	British American Tobacco PLC	23,713
4,420	Philip Morris International Inc	295,123

		318,836

Total Consumer Staples		1,413,723

Energy — 8.2%
Energy Equipment & Services — 2.1%
2,240	Cameron International Corp †	112,650
1,925	Core Laboratories NV	214,714
3,775	Halliburton Co	192,525
1,250	National Oilwell Varco Inc	97,763
456	Petrofac Ltd	11,080
251	Saipem SpA	12,958

See Notes to Financial Statements.

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Energy Equipment & Services (Continued)
910	Schlumberger Ltd	$78,624
1,600	Trican Well Service Ltd	37,592

		757,906

Oil, Gas & Consumable Fuels — 6.1%
1,590	Apache Corp	196,190
3,148	BP PLC	23,173
3,950	Chevron Corp	406,218
14,000	CNOOC Ltd	32,744
1,910	ConocoPhillips	143,613
1,260	Continental Resources Inc/OK †	81,787
1,035	ENI SpA	24,480
2,165	Exxon Mobil Corp	176,188
1,930	Gazprom OAO, ADR †	28,082
501	Husky Energy Inc	13,662
2,245	Marathon Oil Corp	118,267
1,390	Murphy Oil Corp	91,267
8,015	Northern Oil and Gas Inc †	177,532
2,130	Occidental Petroleum Corp	221,605
2,395	Peabody Energy Corp	141,089
435	Petroleo Brasileiro SA, ADR	13,346
298	Petrominerales Ltd	8,747
2,490	QEP Resources Inc	104,157
401	Repsol YPF SA	13,921
2,119	Royal Dutch Shell PLC, B Shares	75,636
216	S-Oil Corp	27,818
1,800	Showa Shell Sekiyu KK	16,635
6,400	Thai Oil PCL	15,518
384	Total SA	22,207
10,000	Yanzhou Coal Mining Co Ltd, H Shares	38,102

		2,211,984

Total Energy		2,969,890

Financials — 10.8%
Capital Markets — 1.3%
9,141	Aberdeen Asset Management PLC	32,731
1,975	Affiliated Managers Group Inc †	200,364
1,861	Ashmore Group PLC	11,899
557	IGM Financial Inc	29,194
5,170	Invesco Ltd	120,978
490	Schroders PLC	12,166

See Notes to Financial Statements.

Shares		Value(a)

Financials (Continued)
Capital Markets (Continued)
2,425	TD Ameritrade Holding Corp	$47,312
1,333	UBS AG †	24,305

		478,949

Commercial Banks — 2.7%
1,881	Australia & New Zealand Banking Group Ltd	44,384
1,500	Banco do Brasil SA	26,912
1,157	Banco Santander SA	13,361
49,000	Bank of China Ltd, H Shares	23,928
502	Bank of Montreal	31,933
863	BNP Paribas SA	66,616
3,606	BOC Hong Kong Holdings Ltd	10,450
2,510	BS Financial Group Inc †	35,500
4,000	Chiba Bank Ltd/The	24,943
2,000	DBS Group Holdings Ltd	23,870
2,060	DnB NOR ASA	28,713
7,210	Fifth Third Bancorp	91,928
1,423	HSBC Holdings PLC	14,123
47,000	Industrial & Commercial Bank of China, H Shares	35,695
7,400	Mizuho Financial Group Inc	12,133
10,955	Sberbank of Russia	40,314
740	Signature Bank/New York NY †	42,328
4,100	Skandinaviska Enskilda Banken AB, A Shares	33,512
1,100	Sumitomo Mitsui Financial Group Inc	33,722
54,000	Taishin Financial Holding Co Ltd †	32,054
10,695	Wells Fargo & Co	300,102

		966,521

Consumer Finance — 1.0%
3,045	American Express Co	157,426
995	Capital One Financial Corp	51,412
640	Credit Acceptance Corp †	54,061
1,385	Ezcorp Inc, Class A †	49,271
1,005	First Cash Financial Services Inc †	42,200

		354,370

Diversified Financial Services — 1.9%
2,185	Bank of America Corp	23,948
6,467	Citigroup Inc	269,286
8,065	JPMorgan Chase & Co	330,181
180	ORIX Corp	17,417
495	Portfolio Recovery Associates Inc †	41,971

		682,803

See Notes to Financial Statements.

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Financials (Continued)
Insurance — 2.5%
2,735	ACE Ltd	$180,018
3,580	Allstate Corp/The	109,297
551	Assicurazioni Generali SpA	11,626
4,437	Aviva PLC	31,262
305	Berkshire Hathaway Inc, Class B †	23,604
405	Hannover Rueckversicherung AG	21,123
5,433	Mapfre SA	20,169
2,560	MetLife Inc	112,307
1,110	Reinsurance Group of America Inc	67,555
1,800	RenaissanceRe Holdings Ltd	125,910
523	Sampo OYJ, A Shares	16,890
143	Swiss Life Holding AG †	23,455
100	Topdanmark A/S †	18,665
3,230	Willis Group Holdings PLC	132,785
117	Zurich Financial Services AG	29,586

		924,252

Real Estate Investment Trusts (REITs) — 1.2%
4,140	American Capital Agency Corp	120,515
520	Digital Realty Trust Inc	32,126
580	Essex Property Trust Inc	78,468
16,371	Goodman Group	12,379
5,250	Invesco Mortgage Capital Inc	110,932
508	Simon Property Group Inc	59,045
3,497	Stockland	12,790

		426,255

Real Estate Management & Development — 0.2%
2,000	Cheung Kong Holdings Ltd	29,248
500	Daito Trust Construction Co Ltd	42,296
1,000	Daiwa House Industry Co Ltd	12,558

		84,102

Total Financials		3,917,252

Health Care — 7.9%
Biotechnology — 1.1%
7,025	BioMarin Pharmaceutical Inc †	191,150
1,315	Celgene Corp †	79,321
3,440	Gilead Sciences Inc †	142,450

		412,921

See Notes to Financial Statements.

Shares		Value(a)

Health Care (Continued)
Health Care Equipment & Supplies — 0.5%
1,690	Covidien PLC	$89,959
115	Intuitive Surgical Inc †	42,792
725	Kinetic Concepts Inc †	41,782

		174,533

Health Care Providers & Services — 2.2%
560	Catalyst Health Solutions Inc †	31,259
186	Fresenius SE & Co KGaA	19,415
19	Galenica AG	12,158
26,235	Health Management Associates Inc, Class A †	282,813
880	Healthspring Inc †	40,577
5,062	Life Healthcare Group Holdings Pte Ltd	13,168
1,070	McKesson Corp	89,506
949	Ramsay Health Care Ltd	18,505
4,510	UnitedHealth Group Inc	232,626
810	Universal Health Services Inc, Class B	41,739

		781,766

Life Sciences Tools & Services — 0.4%
2,060	Bruker Corp †	41,942
385	Illumina Inc †	28,933
1,070	Thermo Fisher Scientific Inc †	68,897

		139,772

Pharmaceuticals — 3.7%
3,800	Abbott Laboratories	199,956
444	AstraZeneca PLC	22,148
169	Bayer AG	13,587
3,185	Endo Pharmaceuticals Holdings Inc †	127,942
1,310	GlaxoSmithKline PLC, ADR	56,199
3,450	Johnson & Johnson	229,494
1,029	Novartis AG	63,031
570	Perrigo Co	50,086
14,482	Pfizer Inc	298,329
374	Sanofi	30,068
300	Takeda Pharmaceutical Co Ltd	13,844
2,815	Teva Pharmaceutical Industries Ltd, ADR	135,739
1,765	Watson Pharmaceuticals Inc †	121,308

		1,361,731

Total Health Care		2,870,723

See Notes to Financial Statements.

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials — 7.7%
Aerospace & Defense — 1.1%
3,418	BAE Systems PLC	$17,472
4,478	Bombardier Inc, Class B	32,269
450	Precision Castparts Corp	74,092
3,105	United Technologies Corp	274,824

		398,657

Air Freight & Logistics — 0.3%
1,260	United Parcel Service Inc, Class B	91,892

Building Products — 0.0%*
1,000	Asahi Glass Co Ltd	11,627

Commercial Services & Supplies — 0.1%
1,332	Waste Connections Inc	42,264

Construction & Engineering — 0.0%*
189	Vinci SA	12,106

Electrical Equipment — 1.0%
559	ABB Ltd †	14,495
2,650	AMETEK Inc	118,985
1,420	Cooper Industries PLC	84,731
1,920	Emerson Electric Co	108,000
107	Schneider Electric SA	17,875
900	Sumitomo Electric Industries Ltd	13,046

		357,132

Industrial Conglomerates — 1.0%
455	3M Co	43,157
1,601	Cookson Group PLC	17,280
12,155	General Electric Co	229,243
1,000	Keppel Corp Ltd	9,021
241	Rheinmetall AG	21,336
3,000	SembCorp Industries Ltd	12,187
239	Siemens AG	32,822

		365,046

Machinery — 2.9%
1,455	Caterpillar Inc	154,899
6,900	Eaton Corp	355,005
1,075	Joy Global Inc	102,383
700	Komatsu Ltd	21,712
1,950	Stanley Black & Decker Inc	140,498
901	Tata Motors Ltd	19,966
1,600	Volvo AB, B Shares	27,952

See Notes to Financial Statements.

Shares		Value(a)

Industrials (Continued)
Machinery (Continued)
2,725	WABCO Holdings Inc †	$188,188
5,000	Weichai Power Co Ltd, H Shares	29,203
370	Weir Group PLC/The	12,631

		1,052,437

Professional Services — 0.7%
1,635	51job Inc, ADR †	91,773
1,875	IHS Inc, Class A †	156,412

		248,185

Road & Rail — 0.5%
1,730	CSX Corp	45,361
1,740	Hertz Global Holdings Inc †	27,631
1,055	Union Pacific Corp	110,142

		183,134

Trading Companies & Distributors — 0.1%
1,600	Mitsubishi Corp	39,749
766	Travis Perkins PLC	12,165

		51,914

Total Industrials		2,814,394

Information Technology — 11.1%
Communications Equipment — 0.8%
1,000	HTC Corp	33,631
4,085	Qualcomm Inc	231,987
1,333	Telefonaktiebolaget LM Ericsson, B Shares	19,220

		284,838

Computers & Peripherals — 2.2%
1,505	Apple Inc †	505,183
3,000	Catcher Technology Co Ltd	18,905
4,175	Dell Inc †	69,597
570	Hewlett-Packard Co	20,748
935	NetApp Inc †	49,349
1,955	SanDisk Corp †	81,133
1,040	Western Digital Corp †	37,835

		782,750

See Notes to Financial Statements.

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Electronic Equipment & Instruments — 0.4%
6,470	Corning Inc	$117,430
300	Kyocera Corp	30,371
1,000	Nippon Electric Glass Co Ltd	12,745

		160,546

Information Technology Services — 1.6%
1,725	CGI Group Inc, Class A †	42,521
1,600	International Business Machines Corp	274,480
604	Tata Consultancy Services Ltd	15,944
4,325	Teradata Corp †	260,365

		593,310

Internet Software & Services — 1.3%
440	Baidu Inc/China, ADR †	61,657
451	Dena Co Ltd	19,355
365	Google Inc, Class A †	184,829
1,035	Sina Corp/China †	107,744
670	Sohu.com Inc †	48,421
3,000	Yahoo! Inc †	45,120

		467,126

Office Electronics — 0.0%*
300	Canon Inc	14,198

Semiconductors & Semiconductor Equipment — 2.2%
15,798	Advanced Semiconductor Engineering Inc	17,325
351	ASML Holding NV	12,929
1,490	ASML Holding NV, NYR	55,070
1,080	Avago Technologies Ltd	41,040
8,555	Intel Corp	189,579
4,675	Microchip Technology Inc	177,229
39	Samsung Electronics Co Ltd	30,173
10,550	Skyworks Solutions Inc †	242,439
1,750	Taiwan Semiconductor Manufacturing Co Ltd, ADR	22,067
900	Tokyo Seimitsu Co Ltd	17,362

		805,213

Software — 2.6%
4,760	BMC Software Inc †	260,372
3,980	Cadence Design Systems Inc †	42,029
1,240	Check Point Software Technologies Ltd †	70,494
10,005	Microsoft Corp	260,130
6,920	Oracle Corp	227,737

See Notes to Financial Statements.

Shares		Value(a)

Information Technology (Continued)
Software (Continued)
1,285	Red Hat Inc †	$58,981
187	SAP AG	11,322

		931,065

Total Information Technology		4,039,046

Materials — 4.3%
Chemicals — 2.5%
137	Arkema SA	14,104
392	BASF SE	38,411
1,240	Celanese Corp, Series A	66,104
97	Honam Petrochemical Corp	35,933
295	Lanxess AG	24,213
5,300	LyondellBasell Industries NV, Class A	204,156
3,500	Mitsubishi Chemical Holdings Corp	24,694
2,644	Neo Material Technologies Inc †	25,441
250	NewMarket Corp	42,678
500	Nitto Denko Corp	25,247
1,040	PPG Industries Inc	94,422
1,550	Praxair Inc	168,004
5,145	Solutia Inc †	117,563
56	Wacker Chemie AG	12,108
200	Yara International ASA	11,258

		904,336

Construction Materials — 0.1%
6,000	Anhui Conch Cement Co Ltd, H Shares	28,220

Containers & Packaging — 0.3%
1,115	Ball Corp	42,883
1,090	Crown Holdings Inc †	42,314
8,160	Graphic Packaging Holding Co †	44,390

		129,587

Metals & Mining — 1.4%
514	Barrick Gold Corp	23,338
964	BHP Billiton Ltd	45,286
255	Cliffs Natural Resources Inc	23,575
1,163	Exxaro Resources Ltd	30,696
3,665	Freeport-McMoRan Copper & Gold Inc	193,878
378	KGHM Polska Miedz SA †	27,150
27	POSCO	11,734
722	Rio Tinto Ltd	64,266
1,245	Vale SA, ADR	39,778

See Notes to Financial Statements.

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Materials (Continued)
Metals & Mining (Continued)
1,490	Xstrata PLC	$32,798
1,020	Yamana Gold Inc	11,908

		504,407

Paper & Forest Products — 0.0%*
2,478	M-real OYJ, B Shares †	10,565

Total Materials		1,577,115

Telecommunication Services — 2.1%
Diversified Telecommunication Services — 1.4%
8,022	AT&T Inc	251,971
9,699	BT Group PLC	31,366
4,614	CenturyLink Inc	186,544
617	Elisa OYJ	13,287
947	Koninklijke KPN NV	13,774
400	Nippon Telegraph & Telephone Corp	19,204
518	Telefonica SA	12,665

		528,811

Wireless Telecommunication Services — 0.7%
20,600	America Movil SAB de CV, Series L	27,781
10,200	Axiata Group Bhd	16,924
2,425	MetroPCS Communications Inc †	41,734
500	Softbank Corp	18,819
15,260	Sprint Nextel Corp †	82,251
15,300	Total Access Communication PCL	27,264
8,858	Vodafone Group PLC	23,500

		238,273

Total Telecommunication Services		767,084

Utilities — 2.8%
Electric Utilities — 1.7%
3,000	Cheung Kong Infrastructure Holdings Ltd	15,536
1,249	Cia Energetica de Minas Gerais, ADR	25,779
4,210	EDP — Energias de Portugal SA	14,952
5,841	Enel SpA	38,150
2,435	Exelon Corp	104,315
398	Fortum OYJ	11,526
5,175	ITC Holdings Corp	371,410
371	Red Electrica Corp SA	22,395

		604,063

See Notes to Financial Statements.

Shares		Value(a)

Utilities (Continued)
Gas Utilities — 0.4%
5,840	Questar Corp	$103,427
5,126	Snam Rete Gas SpA	30,358

		133,785

Multi-Utilities — 0.7%
2,234	Centrica PLC	11,592
5,910	CMS Energy Corp	116,368
4,230	Wisconsin Energy Corp	132,610

		260,570

Total Utilities		998,418

TOTAL COMMON STOCKS
(Cost $18,636,182)		24,538,192

PREFERRED STOCKS — 0.4%
Consumer Discretionary — 0.0%*
Automobiles — 0.0%*
61	Volkswagen AG	12,592

Consumer Staples — 0.4%
Beverages — 0.3%
3,745	Cia de Bebidas das Americas, ADR	126,319

Household Products — 0.1%
315	Henkel AG & Co KGaA	21,867

Total Consumer Staples		148,186

TOTAL PREFERRED STOCKS
(Cost $103,233)		160,778

INVESTMENT COMPANY — 1.7%
(Cost $621,885)
621,885	State Street Institutional Liquid Reserves Fund	621,885

Principal
Amount

ASSET-BACKED SECURITIES — 4.8%
Auto Loans — 4.1%
$60,000	Ally Auto Receivables Trust, Series 2011-3, Class A3, 0.970% due 08/17/2015 (b)	59,825
100,000	AmeriCredit Automobile Receivables Trust, Series 2009-1, Class C, 14.550% due 01/15/2016 (b)	122,984

See Notes to Financial Statements.

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2011 (continued)

Principal
Amount		Value(a)

ASSET-BACKED SECURITIES (Continued)
Auto Loans (Continued)
	CarMax Auto Owner Trust:
$85,000	Series 2011-1, Class D, 3.620% due 08/15/2017 (b)	$86,289
100,522	Series 2009-1, Class A3, 4.120% due 03/15/2013 (b)	101,652
150,000	Series 2009-2, Class B, 4.650% due 08/17/2015 (b)	159,953
70,000	Chrysler Financial Auto Securitization Trust, Series 2010-A, Class B, 1.650% due 11/08/2013 (b)	70,311
100,000	Ford Credit Auto Owner Trust, Series 2010-B, Class B, 2.540% due 02/15/2016 (b)	102,797
40,000	Honda Auto Receivables Owner Trust, Series 2011-2, Class A4, 1.550% due 08/18/2017 (b)	40,129
120,000	Hyundai Auto Receivables Trust, Series 2011-B, Class C, 2.860% due 03/15/2017 (b)	120,508
100,000	Santander Drive Auto Receivables Trust, Series 2010-3, Class B, 2.050% due 05/15/2015 (b)	99,978
265,000	Volkswagen Auto Loan Enhanced Trust, Series 2010-1, Class A4, 2.140% due 08/22/2016 (b)	270,828
252,524	Wachovia Auto Loan Owner Trust, Series 2007-1, Class C, 5.450% due 10/22/2012 (b)	253,163

		1,488,417

Credit Card — 0.4%
135,000	GE Capital Credit Card Master Note Trust, Series 2010-3, Class A, 2.210% due 06/15/2016 (b)	138,187

Industrial — 0.2%
55,000	CNH Equipment Trust, Series 2011-A, Class A4, 2.040% due 10/17/2016 (b)	55,318

See Notes to Financial Statements.

Principal
Amount		Value(a)

Transportation — 0.1%
$50,000	GE Equipment Transportation LLC, Series 2011-1, Class A3, 1.000% due 10/20/2014 (b)	$49,875

TOTAL ASSET-BACKED SECURITIES
(Cost $1,697,904)		1,731,797

CORPORATE BONDS AND NOTES — 13.9%
Chemicals — 0.4%
100,000	Lubrizol Corp, 8.875% due 02/01/2019 (b),(g)	130,056

Consumer Discretionary — 0.4%
125,000	TJX Cos Inc, 6.950% due 04/15/2019 (b)	151,074

Consumer Staples — 1.3%
379,624	Procter & Gamble — ESOP, 9.360% due 01/01/2021 (b)	491,005

Financials — 7.4%
120,000	Axis Specialty Finance LLC, 5.875% due 06/01/2020 (b)	123,059
	Bank of America Corp, MTN:
25,000	5.000% due 05/13/2021 (b)	24,696
85,000	7.625% due 06/01/2019 (b)	98,463
110,000	BB&T Corp, MTN, 5.700% due 04/30/2014 (b)	122,080
105,000	Bear Stearns Cos LLC/The, 7.250% due 02/01/2018 (b)	124,687
175,000	Berkshire Hathaway Inc, 3.200% due 02/11/2015 (b)	182,394
65,000	Capital One Financial Corp, 7.375% due 05/23/2014 (b)	74,219
65,000	Chubb Corp, 6.375% due 03/29/2067 (b),(e)	67,275
	Citigroup Inc:
35,000	3.953% due 06/15/2016 (b)	35,830
35,000	5.375% due 08/09/2020 (b)	36,525
75,000	MTN, 5.500% due 10/15/2014 (b)	81,561
150,000	Corp Andina de Fomento, SNAT, 8.125% due 06/04/2019 (b)	182,964
115,000	Credit Suisse/New York NY, MTN, 5.000% due 05/15/2013 (b)	122,753
55,000	Fidelity National Financial Inc, 6.600% due 05/15/2017 (b)	58,055

See Notes to Financial Statements.

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2011 (continued)

Principal
Amount		Value(a)

CORPORATE BONDS AND NOTES (Continued)
Financials (Continued)
	General Electric Capital Corp:
$130,000	5.300% due 02/11/2021 (b)	$135,271
55,000	MTN, 5.500% due 01/08/2020 (b)	58,899
20,000	Goldman Sachs Group Inc/The, 6.150% due 04/01/2018 (b)	21,767
55,000	Hartford Financial Services Group Inc, MTN, 6.000% due 01/15/2019 (b)	58,740
45,000	Huntington Bancshares Inc/OH, 7.000% due 12/15/2020 (b)	50,738
65,000	KeyCorp, MTN, 5.100% due 03/24/2021 (b)	66,202
210,000	Landesbank Baden-Wuerttemberg/New York NY, MTN, 6.350% due 04/01/2012 (b)	217,664
70,000	Lincoln National Corp, 8.750% due 07/01/2019 (b)	88,333
70,000	MetLife Inc, 6.750% due 06/01/2016 (b)	81,477
130,000	Morgan Stanley, MTN, 6.000% due 04/28/2015 (b)	140,929
170,000	National Rural Utilities Cooperative Finance Corp, 10.375% due 11/01/2018 (b)	235,437
115,000	PNC Funding Corp, 5.625% due 02/01/2017 (b)	126,627
60,000	US Bancorp, MTN, 4.125% due 05/24/2021 (b)	59,651

		2,676,296

Healthcare — 0.7%
70,000	Cardinal Health Inc, 4.625% due 12/15/2020 (b)	71,053
85,000	Covidien International Finance SA, 6.000% due 10/15/2017 (b)	99,339
75,000	UnitedHealth Group Inc, 3.875% due 10/15/2020 (b)	73,377

		243,769

Industrial Conglomerates — 1.7%
60,000	Agilent Technologies Inc, 5.500% due 09/14/2015 (b)	66,439
85,000	Alcoa Inc, 5.400% due 04/15/2021 (b)	85,262
100,000	Barrick North America Finance LLC, 6.800% due 09/15/2018 (b)	116,676

See Notes to Financial Statements.

Principal
Amount		Value(a)

Industrial Conglomerates (Continued)
$50,000	CRH America Inc, 6.000% due 09/30/2016 (b)	$54,883
75,000	International Paper Co, 7.950% due 06/15/2018 (b)	89,302
45,000	Lorillard Tobacco Co, 8.125% due 06/23/2019 (b)	52,414
100,000	Occidental Petroleum Corp, 4.100% due 02/01/2021 (b)	101,858
45,000	Valero Energy Corp, 9.375% due 03/15/2019 (b)	57,478

		624,312

Information Technology — 0.8%
90,000	BMC Software Inc, 7.250% due 06/01/2018 (b)	103,775
150,000	Cisco Systems Inc, 4.950% due 02/15/2019 (b)	162,868
30,000	Oracle Corp, 5.750% due 04/15/2018 (b)	34,334

		300,977

Real Estate Diversified — 1.2%
	Health Care REIT Inc:
65,000	4.700% due 09/15/2017 (b)	66,721
55,000	5.250% due 01/15/2022 (b)	54,789
95,000	Kilroy Realty LP, 4.800% due 07/15/2018 (b),(f)	93,394
90,000	Liberty Property LP, 5.650% due 08/15/2014 (b)	99,166
80,000	Simon Property Group LP, 10.350% due 04/01/2019 (b)	110,737

		424,807

TOTAL CORPORATE BONDS AND NOTES
(Cost $4,812,789)		5,042,296

GOVERNMENT GUARANTEED SECURITIES — 1.3%
Commercial Mortgage-Backed Securities — 0.7%
250,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900% due 10/29/2020 (b)	249,533

See Notes to Financial Statements.

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2011 (continued)

Principal
Amount		Value(a)

GOVERNMENT GUARANTEED SECURITIES (Continued)
U.S. Government Agencies — 0.6%
$150,000	Bank of America Corp, FDIC Guaranteed, MTN, 2.100% due 04/30/2012 (b)	$152,351
60,000	General Electric Capital Corp, FDIC Guaranteed, MTN, 2.625% due 12/28/2012 (b)	61,814

		214,165

TOTAL GOVERNMENT GUARANTEED SECURITIES
(Cost $454,359)		463,698

MORTGAGE-BACKED SECURITIES — 9.2%
Commercial Mortgage-Backed Securities — 6.1%
	Asset Securitization Corp:
128,425	Series 1996-D3, Class A3, 7.813% due 10/13/2026 (b),(e)	129,389
165,000	Series 1997-D5, Class A5, 7.205% due 02/14/2043 (b),(e)	173,478
	Bear Stearns Commercial Mortgage Securities:
165,000	Series 2005-PWR9, Class A4A, 4.871% due 09/11/2042 (b)	177,086
80,000	Series 2005-T18, Class A4, 4.933% due 02/13/2042 (b),(e)	85,717
161,463	GE Capital Commercial Mortgage Corp, Series 2005-C1, Class A2, 4.353% due 06/10/2048 (b)	161,610
180,000	Morgan Stanley Capital I, Series 2005-HQ5, Class A4, 5.168% due 01/14/2042 (b)	193,920
	Wachovia Bank Commercial Mortgage Trust:
450,000	Series 2004-C15, Class A4, 4.803% due 10/15/2041 (b)	482,015
295,847	Series 2005-C18, Class A3, 4.790% due 04/15/2042 (b)	306,468
500,000	Series 2005-C20, Class A6A, 5.110% due 07/15/2042 (b),(e),(g)	513,938

		2,223,621

Mortgage Pass-Through Securities — 3.1%
	Fannie Mae Pool:
323,795	#AB2142, 4.000% due 01/01/2026 (b)	337,980
306,501	#745873, 5.500% due 10/01/2036 (b)	332,373

See Notes to Financial Statements.

Principal
Amount		Value(a)

Mortgage Pass-Through Securities (Continued)
	Fannie Mae Pool: (continued)
$3,162	#303105, 11.000% due 11/01/2020 (b)	$3,675
10,118	#100081, 11.500% due 08/20/2016 (b)	11,314
407,660	Freddie Mac Gold Pool, #G18305, 4.000% due 04/01/2024 (b)	425,583

		1,110,925

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $3,256,994)		3,334,546

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.6%
(Cost $519,262)
Government Agency Debentures — 1.6%
400,000	Financing Corp Fico, 10.700% due 10/06/2017 (b)	584,304

U.S. TREASURY OBLIGATIONS — 1.2%
U.S. Treasury Notes — 1.2%
350,000	2.625% due 08/15/2020 (b)	338,789
80,000	2.750% due 02/15/2019 (b)	80,769

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $415,386)		419,558

TOTAL INVESTMENTS
(Cost $30,517,994)	101.6%	36,897,054
OTHER ASSETS AND LIABILITIES (Net)	(1.6)	(567,584)

NET ASSETS	100.0%	$36,329,470

†	Non-income producing security.

*	Amount represents less than 0.05% of net assets.

(a)	Unless otherwise indicated, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 2 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Security value was determined based on Level 3 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(d)	Security valued at fair value as of June 30, 2011, in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2011, these securities represent $0, 0.0% of net assets.

(e)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2011.

(f)	Security purchased on a when issued/delayed delivery basis and may be settled after the customary settlement period (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

Munder Asset Allocation Fund — Balanced
 Portfolio of Investments, June 30, 2011 (continued)

(g)	Security, or a portion thereof, is pledged or designated on the Fund’s books as collateral for securities purchased on a when-issued or delayed delivery basis.

ABBREVIATIONS:
ADR	— American Depositary Receipt
ESOP	— Employee Stock Ownership Plan
FDIC	— Federal Deposit Insurance Corporation
MTN	— Medium Term Note
NCUA	— National Credit Union Administration
NYR	— New York Registered Shares
SNAT	— Supra-National

At June 30, 2011, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	52.0%	$18,882,360
United Kingdom	1.9	698,883
Netherlands	1.7	600,876
China	1.5	538,760
Japan	1.5	536,266
Switzerland	1.1	416,406
France	0.8	278,311
Canada	0.8	274,481
Germany	0.6	216,892
Israel	0.6	206,233
Australia	0.5	197,610
South Korea	0.5	188,218
Bermuda	0.3	125,910
Taiwan	0.3	123,982
Italy	0.3	117,572
Cayman Islands	0.3	112,398
Brazil	0.3	105,815
Singapore	0.3	105,495
Ireland	0.3	89,959
Spain	0.2	82,511
Sweden	0.2	80,683
South Africa	0.2	69,291
Russian Federation	0.2	68,396
Hong Kong	0.2	67,108
Finland	0.2	64,460
Norway	0.1	52,801
Mexico	0.1	51,052

See Notes to Financial Statements.

	% of
	Net Assets		Value

Thailand	0.1%		$42,782
India	0.1		35,910
Poland	0.1		27,150
Indonesia	0.1		20,334
Denmark	0.1		18,665
Malaysia	0.0	*	16,924
Portugal	0.0	*	14,951
Columbia	0.0	*	8,747

TOTAL COMMON STOCKS	67.5		24,538,192
PREFERRED STOCKS:
Brazil	0.3		126,319
Germany	0.1		34,459

TOTAL PREFERRED STOCKS	0.4		160,778
INVESTMENT COMPANY	1.7		621,885
ASSET-BACKED SECURITIES	4.8		1,731,797
CORPORATE BONDS AND NOTES	13.9		5,042,296
GOVERNMENT GUARANTEED SECURITIES	1.3		463,698
MORTGAGE-BACKED SECURITIES	9.2		3,334,546
U.S. GOVERNMENT AGENCY OBLIGATIONS	1.6		584,304
U.S. TREASURY OBLIGATIONS	1.2		419,558

TOTAL INVESTMENTS	101.6		36,897,054
OTHER ASSETS AND LIABILITIES (Net)	(1.6)		(567,584)

NET ASSETS	100.0%		$36,329,470

*	Amount represents less than 0.05% of net assets.

See Notes to Financial Statements.

Munder Asset Allocation Fund — Balanced

Statement of Assets and Liabilities, June 30, 2011

ASSETS:
Investments, at value (see accompanying schedule)	$36,897,054
Foreign currency, at value	22,126
Interest receivable	107,513
Dividends receivable	43,251
Receivable from Advisor	22,415
Receivable for investment securities sold	616,092
Receivable for Fund shares sold	641
Prepaid expenses and other assets	39,827

Total Assets	37,748,919

LIABILITIES:
Payable for investment securities purchased	520,129
Payable for Fund shares redeemed	525,076
Trustees’ fees and expenses payable	137,970
Payable for when-issued and forward delivery securities	94,847
Investment advisory fees payable	19,373
Custody fees payable	19,227
Transfer agency/record keeping fees payable	19,221
Distribution and shareholder servicing fees payable — Class A, B and C Shares	10,677
Administration fees payable	6,740
Deferred foreign taxes payable	1,645
Shareholder servicing fees payable — Class K Shares	950
Accrued expenses and other payables	63,594

Total Liabilities	1,419,449

NET ASSETS	$36,329,470

Investments, at cost	$30,517,994

Foreign currency, at cost	$21,908

See Notes to Financial Statements.

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(53,083)
Accumulated net realized loss on investments sold	(10,923,073)
Net unrealized appreciation of investments	6,379,304
Paid-in capital	40,926,322

$36,329,470

NET ASSETS:
Class Y Shares	$5,636,114

Class A Shares	$17,954,887

Class B Shares	$1,933,212

Class C Shares	$6,717,724

Class K Shares	$4,087,533

SHARES OUTSTANDING:
Class Y Shares	491,169

Class A Shares	1,554,907

Class B Shares	170,975

Class C Shares	591,192

Class K Shares	356,236

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$11.47

CLASS A SHARES:
Net asset value and redemption price per share	$11.55

Maximum sales charge	5.50%
Maximum offering price per share	$12.22

CLASS B SHARES:
Net asset value and offering price per share*	$11.31

CLASS C SHARES:
Net asset value and offering price per share*	$11.36

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$11.47

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

Munder Asset Allocation Fund — Balanced

Statement of Operations, For the Year Ended June 30, 2011

INVESTMENT INCOME:
Interest	$498,970
Dividends(a)	483,994

Total Investment Income	982,964

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	45,862
Class B Shares	23,247
Class C Shares	71,649
Shareholder servicing fees:
Class K Shares	10,652
Investment advisory fees	242,091
Custody fees	151,070
Transfer agency/record keeping fees	113,800
Administration fees	82,764
Trustees’ fees and expenses	77,436
Printing and mailing fees	63,722
Registration and filing fees	63,418
Legal and audit fees	49,768
Other	19,152

Total Expenses	1,014,159
Expenses reimbursed by Advisor	(257,604)

Net Expenses	756,555

NET INVESTMENT INCOME	226,409

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions(b)	4,052,764
Foreign currency-related transactions(c)	(4,419)
Net change in unrealized appreciation/(depreciation) of:
Securities(d)	3,008,291
Foreign currency-related transactions	2,242

Net realized and unrealized gain on investments	7,058,878

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,285,287

(a)	Net of foreign withholding taxes of $12,775.

(b)	Net of realized foreign taxes of $3,615.

(c)	Net of realized foreign taxes of $436.

(d)	Net of deferred foreign taxes of $631.

See Notes to Financial Statements.

Munder Asset Allocation Fund — Balanced

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Net investment income	$226,409	$100,801
Net realized gain from security transactions and foreign currency-related transactions	4,048,345	3,390,812
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	3,010,533	2,466,491

Net increase in net assets resulting from operations	7,285,287	5,958,104
Dividends to shareholders from net investment income:
Class Y Shares	(49,125)	(45,885)
Class A Shares	(120,449)	(68,706)
Class B Shares	(5,974)	(6,181)
Class C Shares	(19,776)	(11,712)
Class K Shares	(28,986)	(15,388)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	363,364	(6,556,205)
Class A Shares	(3,242,139)	(8,006,941)
Class B Shares	(1,206,538)	(3,006,464)
Class C Shares	(1,808,768)	(2,115,258)
Class K Shares	(700,510)	(2,522,023)

Net increase/(decrease) in net assets	466,386	(16,396,659)
NET ASSETS:
Beginning of year	35,863,084	52,259,743

End of year	$36,329,470	$35,863,084

Accumulated distributions in excess of net investment income	$(53,083)	$(31,498)

See Notes to Financial Statements.

Munder Asset Allocation Fund — Balanced

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Amount
Class Y Shares:
Sold	$613,877	$429,802
Issued as reinvestment of dividends	46,524	42,547
Redeemed	(297,037)	(7,028,554)

Net increase/(decrease)	$363,364	$(6,556,205)

Class A Shares:
Sold*	$1,323,928	$2,672,395
Issued as reinvestment of dividends	90,811	52,509
Redeemed	(4,656,878)	(10,731,845)

Net decrease	$(3,242,139)	$(8,006,941)

Class B Shares:
Sold	$112,205	$129,150
Issued as reinvestment of dividends	4,652	4,757
Redeemed*	(1,323,395)	(3,140,371)

Net decrease	$(1,206,538)	$(3,006,464)

Class C Shares:
Sold	$246,042	$404,424
Issued as reinvestment of dividends	13,753	7,713
Redeemed	(2,068,563)	(2,527,395)

Net decrease	$(1,808,768)	$(2,115,258)

Class K Shares:
Sold	$319,459	$702,245
Issued as reinvestment of dividends	28,986	15,388
Redeemed	(1,048,955)	(3,239,656)

Net decrease	$(700,510)	$(2,522,023)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Shares
Class Y Shares:
Sold	56,594	44,591
Issued as reinvestment of dividends	4,166	4,381
Redeemed	(26,986)	(706,480)

Net increase/(decrease)	33,774	(657,508)

Class A Shares:
Sold*	122,717	275,889
Issued as reinvestment of dividends	8,086	5,364
Redeemed	(430,762)	(1,098,605)

Net decrease	(299,959)	(817,352)

Class B Shares:
Sold	10,712	13,596
Issued as reinvestment of dividends	422	488
Redeemed*	(126,069)	(328,044)

Net decrease	(114,935)	(313,960)

Class C Shares:
Sold	22,778	41,908
Issued as reinvestment of dividends	1,241	788
Redeemed	(193,558)	(262,741)

Net decrease	(169,539)	(220,045)

Class K Shares:
Sold	29,673	73,210
Issued as reinvestment of dividends	2,595	1,582
Redeemed	(99,369)	(353,179)

Net decrease	(67,101)	(278,387)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

Munder Asset Allocation Fund — Balanced(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year	Year		Year	Year		Year
	Ended	Ended		Ended	Ended		Ended
	6/30/11(b)	6/30/10(b)		6/30/09(b)	6/30/08(b)		6/30/07(b)

Net asset value, beginning of period	$9.47	$8.59		$11.26	$13.41		$12.13

Income/(loss) from investment operations:
Net investment income	0.11	0.06		0.16	0.20		0.18
Net realized and unrealized gain/(loss) on investments	1.99	0.88		(2.67)	(0.80)		1.56

Total from investment operations	2.10	0.94		(2.51)	(0.60)		1.74

Less distributions:
Dividends from net investment income	(0.10)	(0.06)		(0.16)	(0.19)		(0.18)
Distributions from net realized gains	—	—		—	(1.36)		(0.28)

Total distributions	(0.10)	(0.06)		(0.16)	(1.55)		(0.46)

Short-term trading fees	—	—		0.00 (c)	0.00	(c)	0.00 (c)

Net asset value, end of period	$11.47	$9.47		$8.59	$11.26		$13.41

Total return(d)	22.33%	10.88%		(22.29)%	(5.29)%		14.67%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,636	$4,333		$9,579	$34,054		$35,944
Ratio of operating expenses to average net assets	1.59%	1.95%		1.62%	1.48%		1.28%
Ratio of net investment income to average net assets	1.05%	0.58%		1.77%	1.61%		1.44%
Portfolio turnover rate	81%	82	%(e)	87%	104	%(e)	52%
Ratio of operating expenses to average net assets without expense reimbursements	2.31%	1.95%		1.62%	1.48%		1.28%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on April 13, 1993 and April 30, 1993, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	The portfolio turnover rate excluding mortgage dollar roll transactions was 74% and 103% for the years ended June 30, 2010 and June 30, 2008, respectively. The Fund did not engage in mortgage dollar roll transactions during the years ended June 30, 2011, June 30, 2009 or June 30, 2007.

See Notes to Financial Statements.

A Shares
Year	Year		Year	Year		Year
Ended	Ended		Ended	Ended		Ended
6/30/11(b)	6/30/10(b)		6/30/09(b)	6/30/08(b)		6/30/07(b)

$9.53	$8.65		$11.33	$13.49		$12.19

0.08	0.03		0.14	0.17		0.15

2.01	0.88		(2.68)	(0.81)		1.58

2.09	0.91		(2.54)	(0.64)		1.73

(0.07)	(0.03)		(0.14)	(0.16)		(0.15)
—	—		—	(1.36)		(0.28)

(0.07)	(0.03)		(0.14)	(1.52)		(0.43)

—	—		0.00 (c)	0.00	(c)	0.00 (c)

$11.55	$9.53		$8.65	$11.33		$13.49

22.00%	10.53%		(22.43)%	(5.58)%		14.48%

$17,955	$17,680		$23,103	$42,500		$52,241

1.88%	2.20%		1.90%	1.72%		1.54%

0.76%	0.36%		1.55%	1.36%		1.20%
81%	82	%(e)	87%	104	%(e)	52%

2.57%	2.20%		1.90%	1.72%		1.54%

See Notes to Financial Statements.

Munder Asset Allocation Fund — Balanced(a)
 Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year		Year		Year	Year		Year
	Ended		Ended		Ended	Ended		Ended
	6/30/11(b)		6/30/10(b)		6/30/09(b)	6/30/08(b)		6/30/07(b)

Net asset value, beginning of period	$9.37		$8.55		$11.20	$13.35		$12.07

Income/(loss) from investment operations:
Net investment income/(loss)	(0.00	)(c)	(0.04)		0.07	0.07		0.05
Net realized and unrealized gain/(loss) on investments	1.97		0.87		(2.64)	(0.80)		1.56

Total from investment operations	1.97		0.83		(2.57)	(0.73)		1.61

Less distributions:
Dividends from net investment income	(0.03)		(0.01)		(0.08)	(0.06)		(0.05)
Distributions from net realized gains	—		—		—	(1.36)		(0.28)

Total distributions	(0.03)		(0.01)		(0.08)	(1.42)		(0.33)

Short-term trading fees	—		—		0.00 (c)	0.00	(c)	0.00 (c)

Net asset value, end of period	$11.31		$9.37		$8.55	$11.20		$13.35

Total return(d)	21.05%		9.74%		(23.00)%	(6.28)%		13.60%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,933		$2,679		$5,127	$12,225		$15,567
Ratio of operating expenses to average net assets	2.67%		2.95%		2.66%	2.47%		2.28%
Ratio of net investment income/(loss) to average net assets	(0.04)%		(0.41)%		0.78%	0.61%		0.44%
Portfolio turnover rate	81%		82	%(e)	87%	104	%(e)	52%
Ratio of operating expenses to average net assets without expense reimbursements	3.33%		2.95%		2.66%	2.47%		2.28%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on June 21, 1994 and January 24, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	The portfolio turnover rate excluding mortgage dollar roll transactions was 74% and 103% for the years ended June 30, 2010 and June 30, 2008, respectively. The Fund did not engage in mortgage dollar roll transactions during the years ended June 30, 2011, June 30, 2009 or June 30, 2007.

(f)	Amount is less than 0.005% per share.

See Notes to Financial Statements.

C Shares
Year		Year		Year	Year		Year
Ended		Ended		Ended	Ended		Ended
6/30/11(b)		6/30/10(b)		6/30/09(b)	6/30/08(b)		6/30/07(b)

$9.41		$8.59		$11.25	$13.40		$12.12

0.00	(c)	(0.04)		0.07	0.08		0.06

1.98		0.87		(2.65)	(0.81)		1.55

1.98		0.83		(2.58)	(0.73)		1.61

(0.03)		(0.01)		(0.08)	(0.06)		(0.05)
—		—		—	(1.36)		(0.28)

(0.03)		(0.01)		(0.08)	(1.42)		(0.33)

—		—		0.00 (c)	0.00	(c)	0.00 (c)

$11.36		$9.41		$8.59	$11.25		$13.40

21.07%		9.70%		(22.99)%	(6.26)%		13.54%

$6,718		$7,162		$8,423	$15,070		$17,622

2.63%		2.95%		2.65%	2.47%		2.28%

0.00	%(f)	(0.39)%		0.80%	0.61%		0.44%
81%		82	%(e)	87%	104	%(e)	52%

3.32%		2.95%		2.65%	2.47%		2.28%

See Notes to Financial Statements.

Munder Asset Allocation Fund — Balanced(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Year	Year		Year	Year		Year
	Ended	Ended		Ended	Ended		Ended
	6/30/11(b)	6/30/10(b)		6/30/09(b)	6/30/08(b)		6/30/07(b)

Net asset value, beginning of period	$9.47	$8.59		$11.25	$13.41		$12.12

Income/(loss) from investment operations:
Net investment income	0.08	0.03		0.14	0.17		0.15
Net realized and unrealized gain/(loss) on investments	1.99	0.88		(2.66)	(0.81)		1.57

Total from investment operations	2.07	0.91		(2.52)	(0.64)		1.72

Less distributions:
Dividends from net investment income	(0.07)	(0.03)		(0.14)	(0.16)		(0.15)
Distributions from net realized gains	—	—		—	(1.36)		(0.28)

Total distributions	(0.07)	(0.03)		(0.14)	(1.52)		(0.43)

Short-term trading fees	—	—		0.00 (c)	0.00	(c)	0.00 (c)

Net asset value, end of period	$11.47	$9.47		$8.59	$11.25		$13.41

Total return(d)	21.93%	10.61%		(22.48)%	(5.53)%		14.48%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,088	$4,010		$6,029	$9,218		$10,875
Ratio of operating expenses to average net assets	1.86%	2.20%		1.89%	1.72%		1.53%
Ratio of net investment income to average net assets	0.78%	0.36%		1.56%	1.36%		1.18%
Portfolio turnover rate	81%	82	%(e)	87%	104	%(e)	52%
Ratio of operating expenses to average net assets without expense reimbursements	2.56%	2.20%		1.89%	1.72%		1.53%

(a)	Class K Shares of the Fund commenced operations on April 16, 1993.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	The portfolio turnover rate excluding mortgage dollar roll transactions was 74% and 103% for the years ended June 30, 2010 and June 30, 2008, respectively. The Fund did not engage in mortgage dollar roll transactions during the years ended June 30, 2011, June 30, 2009 or June 30, 2007.

See Notes to Financial Statements.

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2011

1.	Organization

As of June 30, 2011, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Asset Allocation Fund-Balanced (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide an attractive investment return through a combination of long-term growth of capital and current income. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2011 (continued)

pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities, including derivative securities such as interest rate and credit default swap contracts, if any, are generally valued at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Fixed income securities with remaining maturities of 60 days or less, if any, also may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Munder Asset Allocation Fund — Balanced
 Notes to Financial Statements, June 30, 2011 (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2011:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$25,320,855
Level 2 — Other Significant Observable Inputs	11,576,199
Level 3 — Significant Unobservable Inputs	0 *

Total	$36,897,054

Securities or other financial instruments that transfer between levels during the fiscal year are treated as though the transfer occurred at the beginning of the fiscal year.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Common Stock —
Consumer
Discretionary
Balance as of 6/30/2010	$— *
Transfer in and/or out of Level 3	—
Net purchases/(sales)	—
Accrued discounts/(premiums)	—
Realized gains/(losses)	—
Change in unrealized appreciation/ (depreciation)	—

Balance as of 6/30/2011	$— *

Net change in unrealized appreciation/(depreciation) from investments still held at end of period	$—

*	Level 3 valuation inputs were used to value certain securities held by the Fund at zero.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2011 (continued)

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment securities, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Delayed Delivery Commitments: The Fund may purchase securities for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. Purchases of delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. Risks may arise upon entering into such transactions from the potential inability of conterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2011 (continued)

on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date. The Fund instructs the custodian to designate as collateral on the Fund’s books assets with a current value at least equal to the amount of its when-issued purchase commitments.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2011.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2008.

Munder Asset Allocation Fund — Balanced
 Notes to Financial Statements, June 30, 2011 (continued)

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.65% of the value of its average daily net assets.

Effective October 31, 2010, pursuant to an Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.50%, 2.25%, 2.25%, 1.50% and 1.25% for Class A, Class B, Class C, Class K and Class Y Shares, respectively (collectively, “Target Operating Expenses”). For the year ended June 30, 2011, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $257,604, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates subject to a Fund minimum fee of $74,000:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2011, the Advisor earned $82,800 before payment of sub-administration fees and $53,333 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2011, the Fund paid an annual effective rate of 0.2222% for administrative services.

Each Trustee is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2011 (continued)

of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For services rendered prior to January 1, 2011, each Trustee was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee of MST and MST II, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2011, no officer, director or employee of the Advisor, or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2011 (continued)

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments, U.S. government securities and mortgage dollar rolls were $25,106,282 and $29,562,786 respectively, for the year ended June 30, 2011. For the year ended June 30, 2011, cost of purchases and proceeds from sales of U.S. government securities, excluding short-term investments were $4,353,231 and $5,036,830, respectively.

At June 30, 2011, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $6,219,266, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $247,409 and net appreciation for Federal income tax purposes was $5,971,857. At June 30, 2011, aggregate cost for Federal income tax purposes was $30,925,197.

6.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the year ended June 30, 2011, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2011, total commitment fees for the Fund were $488.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing

Munder Asset Allocation Fund — Balanced
 Notes to Financial Statements, June 30, 2011 (continued)

treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2011, permanent differences resulting primarily from foreign currency gains and losses, passive foreign investment company gains and losses, premium amortization, partnership basis adjustments, non-taxable dividend adjustments to income and capital gains taxes were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Loss	Capital

$(23,684)	$34,183	$(10,499)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2010 and June 30, 2011 was as follows:

Ordinary
Income
June 30, 2011	$224,310
June 30, 2010	147,872

At June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed	Capital
Ordinary	Loss	Unrealized
Income	Carryover	Appreciation	Total

$44,776	$(10,523,558)	$5,972,101	$(4,506,681)

The differences between book and tax distributable earnings were primarily due to wash sales, premium amortization accruals, deferred Trustees’ fees, return of capital basis adjustments and passive foreign investment company unreversed inclusions.

As determined at June 30, 2011, the Fund had available for Federal income tax purposes $10,523,558 of unused capital losses, of which $997,928 and $9,525,630 expire in 2017 and 2018, respectively.

The Fund utilized capital loss carryforwards during the year ended June 30, 2011 in the amount of $3,752,363.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Asset Allocation Fund – Balanced and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Asset Allocation Fund – Balanced (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Asset Allocation Fund – Balanced of Munder Series Trust at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 22, 2011

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements — Unaudited, June 30, 2011

9.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2011, the Fund designated approximately $474,194 pursuant to the Internal Revenue Code as qualified dividend income available for reduced tax rates.

10.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 16-17, 2011, the Board of Trustees voted unanimously to approve the continuation of

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2011. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2011 Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the impact of the then current market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2010 and 2011, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided to the Fund by the Advisor during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2010, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark blend of indexes and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2010: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the three- and five-year periods and exceeded the performance of its benchmark for the one- and ten-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the three- and five-year periods, exceeded the median performance of the Fund’s Lipper peer group for the one- and ten-year periods.

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2011. The Board also considered information provided by the Advisor regarding the impact of the then current market activity and economic conditions on the performance of the Fund.

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2010, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2011, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and reductions in contractual advisory fees with respect to certain of the Munder Funds in recent years, including reductions in contractual advisory fees with respect to one Munder Fund in 2010 and 2011. With respect to the Fund, no implementation of contractual advisory fee breakpoints nor reductions in the advisory fees for the Fund were made during 2010 and 2011. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2011. In addition, the Board was advised that as of December 31, 2010 the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2011.

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

14.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2011, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position(s) with	Office(1) and	Occupation(s)	Complex	Held by Trustee
	the Munder	Length of	During Past	Overseen	During Past
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	5 Years

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05).	12	Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Fieldstone Investment Corporation (11/03 to 6/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business – University of Michigan (since 8/66).	12	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08); Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

				Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position(s) with	Office(1) and	Occupation(s)	Complex	Held by Trustee
	the Munder	Length of	During Past	Overseen	During Past
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	5 Years

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	12	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position(s) with	Office(1) and	Occupation(s)	Complex	Held by Trustee
	the Munder	Length of	During Past	Overseen	During Past
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	5 Years

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (since 3/04); Canadian Royalties Inc. (6/09 to 3/10).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Term of
	Position(s) with	Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	President and Principal Executive Officer	through 2/12; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/12; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Vice President and Principal Financial Officer	through 2/12; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 6/07).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Treasurer and Principal Accounting Officer	through 2/12; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

Munder Asset Allocation Fund — Balanced
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Term of
	Position(s) with	Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Assistant Treasurer	through 2/12; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 35	Assistant Treasurer	through 2/12; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Assistant Secretary	through 2/12; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Assistant Secretary	through 2/12; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/12; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

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BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNBLNC611

ANNUAL REPORT
June 30, 2011

Munder Bond Fund
Class Y, A, B, C & K Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds® Letter to Shareholders (Unaudited)

DEAR SHAREHOLDER:

The broad stock market, measured by the Russell 3000® Index, which spans the capitalization ranges of the market, had strong performance for the year ended June 30, 2011. The Index returned 32.37% for the twelve-month time period. Strong performance during the first nine months of the time period more than offset flat to slightly negative returns for the April through June quarter.

According to the Russell family of indices, mid-cap stocks represented the “sweet spot” of the market, with the Russell Midcap® Index posting a 38.47% return. The Russell 2000® Index, a benchmark of small-cap stocks, was only slightly behind, with a return of 37.41%, while the large-cap Russell 1000® Index posted a 31.93% return. For the one-year time period, growth stocks outperformed value stocks. Growth stocks are those with higher than average anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market.

International stock markets, as measured by the MSCI ACWI (All Country World Index) Index ex-U.S., also had strong performance, with the Index posting a 30.27% return for the year ended June 30, 2011. The Index followed the same pattern as the U.S. market: strong performance for the first three quarters of the twelve-month time period and then flat to negative performance for the April through June quarter.

While the U.S. fixed income market had positive performance for the twelve months ended June 30, 2011, it lagged significantly behind the stock market. The Barclays Capital U.S. Aggregate Bond Index, a measure of the broad fixed income market, posted a 3.90% return for the year. The U.S. Treasury sector of the market had the weakest performance, while the commercial mortgage-backed (CMBS) sector had the strongest returns, followed by the corporate and mortgage-backed (MCS) sectors. Among investment grade securities, lower quality securities had the best performance. AAA rated securities posted a 3.05% return for the twelve-months ended June 30, 2011, while securities with a BBB rating had an 8.39% return.

In managing each of the Munder equity and fixed income funds, we pay careful attention to both risk and return, with the goal of earning competitive returns with acceptable levels of risk. We believe this is an important part of fund management, given the inherent volatility of the financial markets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statements of Changes in Net Assets — Capital Stock Activity
18	Financial Highlights
23	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm
37	Notes to Financial Statements — Unaudited

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance (Unaudited)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. A significant portion of the Fund is invested in mortgage-backed securities, which are subject to higher prepayment risk than corporate bonds and notes, particularly in periods of declining interest rates, and are subject to the risk that an unexpected rise in interest rates will extend the life of the security beyond the expected repayment time, typically reducing the security’s value. In addition, the Fund invests in to-be-announced (TBA) and dollar-roll transactions, which involve the risk that the security will decline in value between the purchase date and the delivery or issue date, the risk that the security the Fund is required to buy will be less than an identical security, and the risk that the counterparty will fail to deliver. The Fund also invests in Yankee securities (i.e., dollar-denominated securities of foreign issuers), which involve additional risks due to foreign economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2011. The following pie chart illustrates the investment allocation of the Fund. A complete list of holdings as of June 30, 2011 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 INVESTMENT ALLOCATION

ii

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2011. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Edward Goard and Michael Krushena

The bond market began and finished the one year ended June 30, 2011 on a strong note. Of the four calendar quarters in the Fund’s fiscal year, the Barclays Capital U.S. Aggregate Bond Index posted its strongest returns in the July through September 2010 and the April through June 2011 quarters. For the year as a whole, the Index generated a 3.90% return. The Fund had strong relative performance, with its 5.20% return for the year outperforming both its Barclays Capital U.S. Aggregate Bond benchmark and the 4.95% median return for the Lipper universe of corporate debt A-rated mutual funds.

The Fund had strong relative performance across the majority of its sectors. In fact, the commercial mortgage-backed sector (CMBS) was the only sector to have a material negative impact on the Fund’s relative returns. An overweighting of the sector had a significant positive impact on the Fund’s relative performance, since the CMBS sector was the strongest sector of the Barclays Capital U.S. Aggregate Bond Index for the twelve months ended June 30. This positive factor, however, was offset by the relative weakness of the Fund’s CMBS holdings.

Overall, allocation across sectors was the key factor driving the strong relative performance of the Fund, largely due to an underweight in Treasuries, an overweight in corporate securities of financial institutions and, as noted above, an overweight in the CMBS sector.

In terms of sectors, corporate financial securities had the largest positive impact on performance, adding close to 100 basis points (one percentage point) to the Fund’s relative strength. In addition to the overweight of this sector, there was a significant boost to relative returns from security selection, as well as a smaller positive contribution from the selection of maturities.

Security selection in the corporate industrials sector of the Fund was another significant positive for the Fund’s relative strength. This was amplified by favorable, although smaller, contributions from a slight overweight of the sector and the favorable positioning of securities along the maturity spectrum.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market, which includes Treasuries (i.e., public

iii

obligations of the U.S. Treasury), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), corporate debt obligations, mortgage-backed securities (i.e., agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities), asset-backed securities and commercial mortgage-backed securities. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of corporate debt A-rated funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns (Unaudited)

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Bond Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	10-YEAR GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/11
				Barclays	Lipper
				Capital U.S.	Corporate
Class and	With		Without	Aggregate	Debt A-Rated
Inception Date	Load		Load	Bond Index*	Funds Median**

CLASS Y 12/1/91	$ N/A		$16,430	$17,491	$16,276

CLASS A 12/9/92	15,371	#	16,018	17,491	16,276

CLASS B 3/13/96	N/A		15,072	17,491	16,276

CLASS C 3/25/96	N/A		14,846	17,491	16,276

CLASS K 11/23/92	N/A		16,011	17,491	16,276

#	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.

*	The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market, which includes Treasuries (i.e., public obligations of the U.S. Treasury), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), corporate debt obligations, mortgage-backed securities (i.e., agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities), asset-backed securities and commercial mortgage-backed securities. Index comparative returns commence on 7/1/01.

**	The Lipper Corporate Debt A-Rated Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 7/1/01. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/11
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 12/1/91	N/A		5.20%	N/A		6.03%	N/A		5.09%	N/A		5.62%

CLASS A 12/9/92	0.62	%#	4.84%	4.89%	#	5.75%	4.39%	#	4.82%	5.22%	#	5.45%

CLASS B 3/13/96	(0.94	)%†	4.06%	4.63%	†	4.96%	N/A		4.19%	N/A		4.80%

CLASS C 3/25/96	3.03	%†	4.03%	N/A		4.95%	N/A		4.03%	N/A		4.40%

CLASS K 11/23/92	N/A		4.83%	N/A		5.74%	N/A		4.82%	N/A		5.44%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C and K Shares based on the fiscal year ended 6/30/10 were 0.81%, 1.06%, 1.81%, 1.81% and 1.06%, respectively, and net expense ratios for Class Y, A, B, C and K Shares were 0.42%, 0.67%, 1.42%, 1.42% and 0.67%, respectively. Munder Capital Management has agreed to limit certain expenses of the Fund through at least 10/31/11. Expenses for the fiscal year ended 6/30/11 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y Shares during the 1991-1996 and 2008-2011 calendar years and the Fund’s Class A, B, C and K Shares during the 1992-1996 and 2008-2011 calendar years. Total returns and yields would have been lower if Munder Capital Management had not limited expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The section of the table below entitled “Actual” provide information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Examples for Comparison Purposes

The section of the table below entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/11	6/30/11	1/1/11-6/30/11	Ratio

Actual
Class Y	$1,000.00	$1,028.00	$2.01	0.40%
Class A	$1,000.00	$1,026.80	$3.27	0.65%
Class B	$1,000.00	$1,023.00	$7.02	1.40%
Class C	$1,000.00	$1,022.90	$7.02	1.40%
Class K	$1,000.00	$1,026.80	$3.27	0.65%
Hypothetical
Class Y	$1,000.00	$1,022.81	$2.01	0.40%
Class A	$1,000.00	$1,021.57	$3.26	0.65%
Class B	$1,000.00	$1,017.85	$7.00	1.40%
Class C	$1,000.00	$1,017.85	$7.00	1.40%
Class K	$1,000.00	$1,021.57	$3.26	0.65%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Bond Fund

Portfolio of Investments, June 30, 2011

Principal
Amount		Value(a)

ASSET-BACKED SECURITIES — 7.2%
Auto Loans — 3.5%
$720,000	AmeriCredit Automobile Receivables Trust, Series 2009-1, Class C, 14.550% due 01/15/2016	$885,482
	CarMax Auto Owner Trust:
850,000	Series 2009-2, Class B, 4.650% due 08/17/2015	906,401
1,275,000	Series 2011-1, Class D, 3.620% due 08/15/2017	1,294,342
1,260,000	Santander Drive Auto Receivables Trust, Series 2011-1, Class D, 4.010% due 02/15/2017 (d)	1,251,173
525,000	World Omni Auto Receivables Trust, Series 2007-BA, Class B, 144A, 5.980% due 04/15/2015 (g),(h),(i)	535,280

		4,872,678

Home Equity Loans — 2.9%
733,052	Citigroup Mortgage Loan Trust Inc, Series 2006-WFH3, Class A3, 0.336% due 10/25/2036 (e)	681,287
12,966	Contimortgage Home Equity Trust, Series 1997-2, Pass thru Certificate, Class A9, 7.090% due 04/15/2028	12,861
	Countrywide Asset-Backed Certificates:
228,887	Series 2003-BC6, Class M5, 3.486% due 04/25/2033 (e)	39,732
600,000	Series 2007-BC2, Class 2A2, 0.366% due 06/25/2037 (e)	533,802
16,410	FHLMC Structured Pass Through Securities, Series T-7, Class A6, 7.030% due 08/25/2028 (c),(e),(f)	16,410
287,644	Indymac Residential Asset Backed Trust, Series 2007-A, Class 2A1, 0.316% due 04/25/2047 (e)	284,757
531,764	JP Morgan Mortgage Acquisition Corp, Series 2007-CH5, Class A2, 0.236% due 05/25/2037 (e)	511,568
150,000	Park Place Securities Inc, Series 2005-WCH1, Class M2, 0.706% due 01/25/2036 (e)	141,083

See Notes to Financial Statements.

1

Munder Bond Fund

Portfolio of Investments, June 30, 2011 (continued)

Principal
Amount		Value(a)

ASSET-BACKED SECURITIES (Continued)
Home Equity Loans (Continued)
$742,311	Quest Trust, Series 2004-X3, Class M1, 144A, 0.986% due 09/25/2034 (e),(g),(h),(i)	$724,145
736,142	Residential Asset Mortgage Products Inc, Series 2006-RZ4, Class A2, 0.366% due 10/25/2036 (e)	574,488
434,823	Residential Asset Securities Corp, Series 2003-KS10, Class A14, 4.470% due 03/25/2032 (e)	436,354

		3,956,487

Time Share Receivables — 0.7%
	Marriott Vacation Club Owner Trust:
833,535	Series 2004-2A, Class A, 144A, 4.192% due 10/20/2026 (g),(h),(i)	841,212
150,751	Series 2004-2A, Class B, 144A, 4.341% due 10/20/2026 (g),(h),(i)	150,954

		992,166

Utilities — 0.0%†
35,000	GE Equipment Midticket LLC, Series 2009-1, Class B, 5.670% due 11/16/2020	36,670

Other — 0.1%
547,083	ELM BV, 144A, YNK, 16.247% due 06/20/2013 (c),(e),(f),(g),(h),(j)	118,553

TOTAL ASSET-BACKED SECURITIES
(Cost $10,598,934)		9,976,554

CORPORATE BONDS AND NOTES — 34.4%
Chemicals — 0.6%
500,000	Ashland Inc, 9.125% due 06/01/2017	562,500
250,000	Lubrizol Corp, 8.875% due 02/01/2019	325,140

		887,640

Consumer Staples — 0.3%
385,000	Tyson Foods Inc, 6.850% due 04/01/2016	425,425

See Notes to Financial Statements.

2

Principal
Amount		Value(a)

Energy — 0.6%
$575,000	Valero Energy Corp, 10.500% due 03/15/2039	$813,194

Financials — 21.2%
950,000	ACE INA Holdings Inc, 5.900% due 06/15/2019 (d)	1,070,510
1,360,000	Axis Specialty Finance LLC, 5.875% due 06/01/2020 (d)	1,394,669
	Bank of America Corp, MTN:
370,000	5.000% due 05/13/2021	365,504
665,000	7.625% due 06/01/2019	770,331
1,105,000	Bear Stearns Cos LLC/The, 7.250% due 02/01/2018 (d)	1,312,178
615,000	Capital One Financial Corp, 7.375% due 05/23/2014	702,229
1,170,000	Chubb Corp, 6.375% due 03/29/2067 (e)	1,210,950
	Citigroup Inc:
405,000	3.953% due 06/15/2016	414,602
520,000	5.375% due 08/09/2020	542,653
750,000	MTN, 5.500% due 10/15/2014	815,612
1,195,000	Corp Andina de Fomento, SNAT, 8.125% due 06/04/2019 (d)	1,457,613
880,000	Fidelity National Financial Inc, 6.600% due 05/15/2017 (d)	928,880
	General Electric Capital Corp:
1,165,000	5.300% due 02/11/2021 (d)	1,212,231
495,000	MTN, 5.500% due 01/08/2020 (d)	530,094
725,000	Goldman Sachs Group Inc/The, 6.150% due 04/01/2018 (d)	789,049
860,000	Hartford Financial Services Group Inc, 5.500% due 03/30/2020 (d)	886,496
415,000	Huntington Bancshares Inc/OH, 7.000% due 12/15/2020	467,914
670,000	KeyCorp, MTN, 5.100% due 03/24/2021	682,390
4,420,000	Landesbank Baden-Wuerttemberg/New York NY, MTN, 6.350% due 04/01/2012 (d)	4,581,303
650,000	Lincoln National Corp, 8.750% due 07/01/2019	820,234

See Notes to Financial Statements.

3

Munder Bond Fund

Portfolio of Investments, June 30, 2011 (continued)

Principal
Amount		Value(a)

CORPORATE BONDS AND NOTES (Continued)
Financials (Continued)
$750,000	MetLife Inc, Series A, 6.817% due 08/15/2018	$878,142
1,550,000	Morgan Stanley, MTN, 6.000% due 04/28/2015 (d)	1,680,304
1,350,000	National Rural Utilities Cooperative Finance Corp, 10.375% due 11/01/2018 (d)	1,869,647
1,055,000	PNC Funding Corp, 5.625% due 02/01/2017 (d)	1,161,669
750,000	StanCorp Financial Group Inc, 6.900% due 06/01/2067 (becomes variable June 2017)	719,614
715,000	US Bancorp, 4.125% due 05/24/2021	710,845
515,000	Verisk Analytics Inc, 5.800% due 05/01/2021	546,260
770,000	Wells Fargo & Co, 4.600% due 04/01/2021	774,275

		29,296,198

Industrial Conglomerates — 2.6%
550,000	Ball Corp, 5.750% due 05/15/2021	551,375
400,000	CRH America Inc, 6.000% due 09/30/2016	439,068
400,000	Frontier Communications Corp, 6.250% due 01/15/2013	417,500
585,000	International Paper Co, 7.950% due 06/15/2018	696,556
410,000	Lorillard Tobacco Co, 8.125% due 06/23/2019	477,548
775,000	News America Inc, 7.850% due 03/01/2039 (d)	927,917

		3,509,964

Industrials — 2.5%
500,000	Amkor Technology Inc, 7.375% due 05/01/2018	508,125
900,000	Comcast Corp, 6.400% due 05/15/2038 (d)	960,313

See Notes to Financial Statements.

4

Principal
Amount		Value(a)

Industrials (Continued)
$670,000	Kansas City Southern Railway, 8.000% due 06/01/2015	$718,575
685,000	Levi Strauss & Co, 8.875% due 04/01/2016	710,688
520,000	Westlake Chemical Corp, 6.625% due 01/15/2016	535,600

		3,433,301

Information Technology — 0.7%
800,000	BMC Software Inc, 7.250% due 06/01/2018 (d)	922,446

Metals & Mining — 0.7%
915,000	Barrick PD Australia Finance Pty Ltd, 5.950% due 10/15/2039 (d)	925,070

Real Estate — Diversified — 3.2%
	Health Care REIT Inc:
300,000	4.700% due 09/15/2017	307,945
755,000	5.250% due 01/15/2022	752,101
1,250,000	Kilroy Realty LP, 4.800% due 07/15/2018	1,228,861
805,000	Liberty Property LP, 5.650% due 08/15/2014	886,988
870,000	Simon Property Group LP, 10.350% due 04/01/2019	1,204,264

		4,380,159

Retail — 1.2%
	Wal-Mart Stores Inc:
1,355,000	5.000% due 10/25/2040 (d)	1,275,775
400,000	5.625% due 04/01/2040	412,490

		1,688,265

Telephone — 0.8%
	CenturyLink Inc:
515,000	5.150% due 06/15/2017	515,846
650,000	7.600% due 09/15/2039	625,222

		1,141,068

TOTAL CORPORATE BONDS AND NOTES
(Cost $46,163,092)		47,422,730

See Notes to Financial Statements.

5

Munder Bond Fund
 Portfolio of Investments, June 30, 2011 (continued)

Principal
Amount		Value(a)

GOVERNMENT GUARANTEED SECURITIES — 3.3%
Collateralized Mortgage Obligations (CMO) - Non Agency — 1.2%
$1,598,854	FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 2A, 144A, 3.250% due 04/25/2038 (d),(g),(h),(i)	$1,636,388

Commercial Mortgage-Backed Securities — 2.1%
2,870,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900% due 10/29/2020 (d)	2,864,638

TOTAL GOVERNMENT GUARANTEED SECURITIES
(Cost $4,396,446)		4,501,026

MORTGAGE-BACKED SECURITIES — 40.4%
Collateralized Mortgage Obligations (CMO) - Agency — 0.1%
	Fannie Mae REMICS:
156,706	Series 1990-5, Class J, 8.200% due 01/25/2020	178,502
30,244	Series 2003-63, Class GU, 4.000% due 07/25/2033	31,112

		209,614

Collateralized Mortgage Obligations (CMO) - Non Agency — 2.1%
	Countrywide Alternative Loan Trust:
974,860	Series 2003-20CB, Class 1A2, 5.500% due 10/25/2033 (d)	1,002,273
599,202	Series 2005-3CB, Class 1A10, 5.250% due 03/25/2035	556,637
636,059	GSR Mortgage Loan Trust, Series 2004-15F, Class 2A1, 6.000% due 12/25/2034	665,462
110,582	JP Morgan Mortgage Trust, Series 2005-A3, Class 6A1, 2.793% due 06/25/2035 (e)	102,291
491,553	MASTR Alternative Loans Trust, Series 2004-10, Class 3A1, 5.000% due 09/25/2019	498,143
14,568	Wells Fargo Mortgage Backed Securities Trust, Series 2005-9, Class 1A6, 5.500% due 10/25/2035	14,550

		2,839,356

See Notes to Financial Statements.

6

Principal
Amount		Value

Commercial Mortgage-Backed Securities — 6.0%
$1,106,000	Asset Securitization Corp, Series 1997-D5, Class A5, 7.205% due 02/14/2043 (d),(e)	$1,162,827
1,360,000	Bear Stearns Commercial Mortgage Securities, Series 2005-T18, Class A4, 4.933% due 02/13/2042 (d),(e)	1,457,200
992,134	First Union-Lehman Brothers-Bank of America, Series 1998-C2, Class D, 6.778% due 11/18/2035 (d)	1,010,402
675,000	GS Mortgage Securities Corp II, Series 2005-GG4, Class A4A, 4.751% due 07/10/2039	719,513
1,000,000	LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A5, 4.853% due 09/15/2031 (d)	1,035,115
871,825	Morgan Stanley Capital I, Series 2004-HQ4, Class A-6, 4.830% due 04/14/2040 (d)	901,763
1,990,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class APB1, 5.765% due 05/15/2043 (d),(e)	2,044,370

		8,331,190

Mortgage Pass-Through Securities — 32.2%
	Fannie Mae Pool:
63,686	#070225, 7.500% due 08/01/2018	71,800
3,393	#081585, 11.500% due 07/01/2012	3,405
89,094	#100081, 11.500% due 08/20/2016	99,625
165,206	#250550, 6.500% due 05/01/2026	188,010
1,140,769	#257043, 6.000% due 01/01/2038 (d)	1,255,099
45,615	#303105, 11.000% due 11/01/2020	53,019
911,777	#735060, 6.000% due 11/01/2034 (d)	1,007,431
268,765	#735913, 5.500% due 10/01/2035	292,250
624,465	#745275, 5.000% due 02/01/2036 (d)	666,717
413,423	#776836, 6.500% due 08/01/2034 (d)	470,102
2,313,069	#780620, 5.500% due 05/01/2034 (d)	2,518,797
232,463	#788520, 5.500% due 07/01/2034	252,993
248,768	#788908, 6.000% due 08/01/2034	275,955
460,268	#888029, 6.000% due 12/01/2036	507,260

See Notes to Financial Statements.

7

Munder Bond Fund

Portfolio of Investments, June 30, 2011 (continued)

Principal
Amount		Value(a)

MORTGAGE-BACKED SECURITIES (Continued)
Mortgage Pass-Through Securities (Continued)
	Fannie Mae Pool: (Continued)
$2,412,743	#899928, 6.000% due 12/01/2037 (d)	$2,654,552
159,566	#906281, 5.441% due 01/01/2037 (e)	169,164
345,791	#928206, 6.000% due 04/01/2037 (d)	380,447
615,172	#938199, 6.500% due 07/01/2037 (d)	697,011
271,999	#956918, 5.500% due 11/01/2037	294,662
72,479	#964571, 5.500% due 07/01/2023	78,608
	Freddie Mac Gold Pool:
15,601	#A00813, 9.000% due 10/01/2020	17,939
60,106	#A01048, 8.500% due 02/01/2020	67,939
1,046,766	#A63820, 6.000% due 08/01/2037 (d)	1,152,165
352,274	#C01501, 5.500% due 03/01/2033 (d)	383,440
61,272	#C30261, 7.500% due 08/01/2029	71,554
2,145	#F70013, 7.000% due 12/01/2011	2,169
50,891	#G00479, 9.000% due 04/01/2025	62,328
	Freddie Mac Gold (TBA):
4,340,000	4.500% due 07/15/2041 (l),(m)	4,483,086
3,865,000	5.000% due 07/15/2041 (l),(m)	4,100,525
2,515,000	5.500% due 07/15/2041 (l),(m)	2,716,592
1,295,000	6.000% due 07/15/2041 (l),(m)	1,422,274
	Ginnie Mae I Capital Pool:
96,961	#627907, 5.000% due 02/15/2034	105,708
	Ginnie Mae I Capital (TBA):
4,125,000	4.000% due 07/15/2041 (l),(m)	4,201,700
3,584,000	4.500% due 07/15/2041 (l),(m)	3,782,238
4,555,000	5.000% due 07/15/2041 (l),(m)	4,933,634
3,200,000	5.500% due 07/15/2041 (l),(m)	3,520,998
1,265,000	6.000% due 07/15/2041 (l),(m)	1,409,289

		44,370,485

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $54,710,101)		55,750,645

MUNICIPAL BONDS AND NOTES — 1.5%
Municipal — 1.5%
1,000,000	City of New York NY, GO, 5.676% due 10/01/2034 (d)	979,430

See Notes to Financial Statements.

8

Principal
Amount		Value(a)

Municipal (Continued)
$1,150,000	Commonwealth of Pennsylvania, 5.350% due 05/01/2030 (d)	$1,130,887

TOTAL MUNICIPAL BONDS AND NOTES
(Cost $2,107,871)		2,110,317

U.S. TREASURY OBLIGATIONS — 11.2%
U.S. Treasury Bill — 0.6%
877,000	0.091% due 07/14/2011 (b),(n)	876,996

U.S. Treasury Bonds — 1.0%
1,170,000	5.250% due 11/15/2028	1,350,252

U.S. Treasury Notes — 9.6%
11,200,000	1.875% due 09/30/2017	10,950,621
485,000	2.000% due 04/30/2016	492,353
1,830,000	2.625% due 08/15/2020	1,771,383

		13,214,357

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $15,436,464)		15,441,605

Shares

COMMON STOCKS — 0.1%
(Cost $585,526)
Automobiles — 0.1%
4,882	General Motors Co*,(b)	148,217

WARRANTS — 0.1%
Automobiles — 0.1%
4,438	General Motors Co, expires 07/10/2016 *,(b)	94,973
4,438	General Motors Co, expires 07/10/2019 *,(b)	70,698

TOTAL WARRANTS
(Cost $664,415)		165,671

INVESTMENT COMPANY — 23.8%
(Cost $32,817,230)
32,817,230	State Street Institutional Liquid Reserves Fund (b)	32,817,230

TOTAL INVESTMENTS
(Cost $167,480,079)	122.0%	168,333,995
OTHER ASSETS AND LIABILITIES (Net)	(22.0)	(30,389,101)

NET ASSETS	100.0%	$137,944,894

See Notes to Financial Statements.

9

Munder Bond Fund
 Portfolio of Investments, June 30, 2011 (continued)

*	Non-income producing security.

†	Amount represents less than 0.05% of net assets.

(a)	Unless otherwise indicated, the values of securities of the Fund were determined based on Level 2 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Security value is determined based on Level 3 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(d)	Security, or a portion thereof, is pledged or designated on the Fund’s books as collateral for futures contracts, swap contracts and/or securities purchased on a when-issued or delayed delivery basis.

(e)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2011.

(f)	Security valued at fair value as of June 30, 2011, in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2011, these securities represent $134,963, 0.1% of net assets.

(g)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(h)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of a Rule 144A Security, sales to qualified institutional buyers. The Fund does not have the right to demand that any of these securities be registered.

(i)	Security subject to restrictions on resale that has been deemed by the Advisor, Munder Capital Management, to be liquid.

(j)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30, 2011, securities subject to restrictions on resale that have not been deemed to be liquid represent $118,553, 0.1% of net assets.

Security	Acquisition Date	Cost

ELM BV, 144A, YNK 16.247% due 06/20/2013	06/13/2006	$547,083

(l)	Security purchased on a when-issued, to-be-announced or delayed delivery basis and may be settled after the customary settlement period (see Notes to Financial Statements, Note 2).

(m)	Security, or a portion thereof, subject to mortgage dollar roll transaction.

(n)	Rate represents annualized yield at date of purchase.

ABBREVIATIONS:
FDIC	— Federal Deposit Insurance Corporation
FHLMC	— Federal Home Loan Mortgage Corporation
GO	— General Obligation Bonds
MTN	— Medium Term Note
NCUA	— National Credit Union Administration
REIT	— Real Estate Investment Trust
REMIC	— Real Estate Mortgage Investment Conduit
SNAT	— Supranational
TBA	— To-Be-Announced
YNK	— Yankee Security

See Notes to Financial Statements.

10

[This Page Intentionally Left Blank]

11

Munder Bond Fund

Statement of Assets and Liabilities, June 30, 2011

ASSETS:
Investments, at value (see accompanying schedule)	$168,333,995
Cash	2,265
Interest receivable	927,219
Receivable from Advisor	47,791
Receivable for investment securities sold	793,990
Receivable for Fund shares sold	6,735
Receivable for when-issued and forward delivery securities	4,844,662
Deposits with brokers for futures contracts	80,000
Variation margin receivable on open futures contracts	517,505
Premium for purchased credit default swap contracts	115,159
Unrealized appreciation on credit default swap contracts	4,583
Prepaid expenses and other assets	41,025

Total Assets	175,714,929

LIABILITIES:
Payable for investment securities purchased	368,880
Payable for Fund shares redeemed	40,315
Payable for purchased credit default swap contracts	47,708
Payable for when-issued and forward delivery securities	36,813,267
Trustees’ fees and expenses payable	285,104
Payable for deferred mortgage dollar rolls	54,026
Investment advisory fees payable	45,921
Unrealized depreciation on credit default swap contracts	14,705
Administration fees payable	17,409
Transfer agency/record keeping fees payable	15,096
Distribution and shareholder servicing fees payable — Class A, B and C Shares	8,936
Shareholder servicing fees payable — Class K Shares	8,438
Custody fees payable	6,340
Accrued expenses and other payables	43,890

Total Liabilities	37,770,035

NET ASSETS	$137,944,894

Investments, at cost	$167,480,079

See Notes to Financial Statements.

12

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(19,586)
Accumulated net realized loss on investments sold	(16,119,291)
Net unrealized appreciation of investments, futures contracts and credit default swap contracts	801,828
Paid-in capital	153,281,943

$137,944,894

NET ASSETS:
Class Y Shares	$83,352,575

Class A Shares	$17,479,275

Class B Shares	$1,853,762

Class C Shares	$4,562,580

Class K Shares	$30,696,702

SHARES OUTSTANDING:
Class Y Shares	8,675,269

Class A Shares	1,822,449

Class B Shares	193,252

Class C Shares	472,703

Class K Shares	3,196,058

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$9.61

CLASS A SHARES:
Net asset value and redemption price per share	$9.59

Maximum sales charge	4.00%
Maximum offering price per share	$9.99

CLASS B SHARES:
Net asset value and offering price per share*	$9.59

CLASS C SHARES:
Net asset value and offering price per share*	$9.65

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$9.60

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

13

Munder Bond Fund

Statement of Operations, For the Year Ended June 30, 2011

INVESTMENT INCOME:
Interest	$6,145,190
Mortgage dollar roll income	616,057

Total Investment Income	6,761,247

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	46,656
Class B Shares	22,118
Class C Shares	50,357
Shareholder servicing fees:
Class K Shares	96,971
Investment advisory fees	597,603
Administration fees	224,234
Transfer agency/record keeping fees	119,810
Trustees’ fees and expenses	100,645
Custody fees	80,241
Registration and filing fees	66,715
Legal and audit fees	42,832
Other	59,984

Total Expenses	1,508,166
Expenses reimbursed by Advisor	(694,460)

Net Expenses	813,706

NET INVESTMENT INCOME	5,947,541

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from:
Security transactions	4,481,868
Futures contracts	178,878
Credit default swap contracts	7,084
Net change in unrealized appreciation/(depreciation) of:
Securities	(3,018,251)
Futures contracts	(212,723)
Credit default swap contracts	(10,122)

Net realized and unrealized gain on investments	1,426,734

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,374,275

See Notes to Financial Statements.

14

Munder Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Net investment income	$5,947,541	$7,427,086
Net realized gain from security transactions, futures contracts and credit default swap contracts	4,667,830	1,400,380
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and credit default swap contracts	(3,241,096)	13,227,570

Net increase in net assets resulting from operations	7,374,275	22,055,036
Dividends to shareholders from net investment income:
Class Y Shares	(3,661,436)	(3,753,056)
Class A Shares	(765,832)	(762,624)
Class B Shares	(75,110)	(95,614)
Class C Shares	(168,811)	(188,144)
Class K Shares	(1,591,972)	(2,277,701)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(1,963,412)	(17,301,696)
Class A Shares	(2,183,256)	(403,658)
Class B Shares	(710,995)	(973,169)
Class C Shares	(819,661)	(1,177,200)
Class K Shares	(16,573,021)	(51,144,236)

Net decrease in net assets	(21,139,231)	(56,022,062)
NET ASSETS:
Beginning of year	159,084,125	215,106,187

End of year	$137,944,894	$159,084,125

Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$(19,586)	$247,578

See Notes to Financial Statements.

15

Munder Bond Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Amount
Class Y Shares:
Sold	$9,528,941	$4,871,951
Issued as reinvestment of dividends	2,068,146	2,214,300
Redeemed	(13,560,499)	(24,387,947)

Net decrease	$(1,963,412)	$(17,301,696)

Class A Shares:
Sold*	$4,644,577	$4,939,612
Issued as reinvestment of dividends	520,647	522,036
Redeemed	(7,348,480)	(5,865,306)

Net decrease	$(2,183,256)	$(403,658)

Class B Shares:
Sold	$529,886	$465,153
Issued as reinvestment of dividends	57,863	65,720
Redeemed*	(1,298,744)	(1,504,042)

Net decrease	$(710,995)	$(973,169)

Class C Shares:
Sold	$861,769	$1,378,082
Issued as reinvestment of dividends	117,625	127,314
Redeemed	(1,799,055)	(2,682,596)

Net decrease	$(819,661)	$(1,177,200)

Class K Shares:
Sold	$1,278,381	$2,571,191
Issued as reinvestment of dividends	371,121	347,507
Redeemed	(18,222,523)	(54,062,934)

Net decrease	$(16,573,021)	$(51,144,236)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

16

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Shares
Class Y Shares:
Sold	997,651	522,472
Issued as reinvestment of dividends	215,531	237,659
Redeemed	(1,411,834)	(2,633,042)

Net decrease	(198,652)	(1,872,911)

Class A Shares:
Sold*	483,349	529,618
Issued as reinvestment of dividends	54,326	56,071
Redeemed	(765,380)	(630,044)

Net decrease	(227,705)	(44,355)

Class B Shares:
Sold	54,747	50,015
Issued as reinvestment of dividends	6,036	7,058
Redeemed*	(135,752)	(162,121)

Net decrease	(74,969)	(105,048)

Class C Shares:
Sold	89,109	147,349
Issued as reinvestment of dividends	12,198	13,588
Redeemed	(186,834)	(286,993)

Net decrease	(85,527)	(126,056)

Class K Shares:
Sold	130,306	275,306
Issued as reinvestment of dividends	38,675	37,265
Redeemed	(1,893,958)	(5,865,444)

Net decrease	(1,724,977)	(5,552,873)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

17

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	6/30/11(b)		6/30/10(b)		6/30/09(b)		6/30/08(b)		6/30/07(b)

Net asset value, beginning of period	$9.54		$8.83		$9.24		$9.25		$9.13

Income/(loss) from investment operations:
Net investment income	0.40		0.41		0.46		0.35		0.45
Net realized and unrealized gain/(loss) on investments	0.09		0.70		(0.38)		0.11		0.14

Total from investment operations	0.49		1.11		0.08		0.46		0.59

Less distributions:
Dividends from net investment income	(0.42)		(0.40)		(0.49)		(0.47)		(0.47)

Total distributions	(0.42)		(0.40)		(0.49)		(0.47)		(0.47)

Net asset value, end of period	$9.61		$9.54		$8.83		$9.24		$9.25

Total return(c)	5.20%		12.73%		0.97%		5.06%		6.49%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$83,353		$84,690		$94,872		$127,638		$47,681
Ratio of operating expenses to average net assets	0.40%		0.40%		0.40%		0.92%		1.02%
Ratio of net investment income to average net assets	4.12%		4.39%		5.24%		3.70%		4.81%
Portfolio turnover rate	258	%(d)	206	%(d)	292	%(d)	272	%(d)	55%
Ratio of operating expenses to average net assets without expense reimbursements	0.87%		0.79%		0.75%		1.01%		1.02%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 1, 1991 and December 9, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	The portfolio turnover rates excluding mortgage dollar roll transactions were 96%, 79%, 154% and 226% for the years ended June 30, 2011, June 30, 2010, June 30, 2009 and June 30, 2008, respectively.

See Notes to Financial Statements.

18

A Shares
Year		Year		Year		Year		Year
Ended		Ended		Ended		Ended		Ended
6/30/11(b)		6/30/10(b)		6/30/09(b)		6/30/08(b)		6/30/07(b)

$9.53		$8.81		$9.22		$9.24		$9.12

0.37		0.38		0.44		0.32		0.42

0.08		0.71		(0.39)		0.11		0.14

0.45		1.09		0.05		0.43		0.56

(0.39)		(0.37)		(0.46)		(0.45)		(0.44)

(0.39)		(0.37)		(0.46)		(0.45)		(0.44)

$9.59		$9.53		$8.81		$9.22		$9.24

4.84%		12.60%		0.72%		4.70%		6.24%

$17,479		$19,533		$18,460		$18,126		$10,468

0.65%		0.65%		0.65%		1.20%		1.28%

3.87%		4.14%		4.95%		3.46%		4.55%
258	%(d)	206	%(d)	292	%(d)	272	%(d)	55%

1.11%		1.04%		1.00%		1.28%		1.28%

See Notes to Financial Statements.

19

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	6/30/11(b)		6/30/10(b)		6/30/09(b)		6/30/08(b)		6/30/07(b)

Net asset value, beginning of period	$9.53		$8.81		$9.22		$9.24		$9.12

Income/(loss) from investment operations:
Net investment income	0.30		0.31		0.37		0.25		0.35
Net realized and unrealized gain/(loss) on investments	0.08		0.71		(0.38)		0.11		0.14

Total from investment operations	0.38		1.02		(0.01)		0.36		0.49

Less distributions:
Dividends from net investment income	(0.32)		(0.30)		(0.40)		(0.38)		(0.37)

Total distributions	(0.32)		(0.30)		(0.40)		(0.38)		(0.37)

Net asset value, end of period	$9.59		$9.53		$8.81		$9.22		$9.24

Total return(c)	4.06%		11.75%		(0.03)%		3.92%		5.44%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,854		$2,556		$3,289		$3,662		$3,367
Ratio of operating expenses to average net assets	1.40%		1.40%		1.40%		1.97%		2.03%
Ratio of net investment income to average net assets	3.12%		3.39%		4.22%		2.71%		3.80%
Portfolio turnover rate	258	%(d)	206	%(d)	292	%(d)	272	%(d)	55%
Ratio of operating expenses to average net assets without expense reimbursements	1.87%		1.79%		1.76%		2.04%		2.03%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on March 13, 1996 and March 25, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	The portfolio turnover rates excluding mortgage dollar roll transactions were 96%, 79%, 154% and 226% for the years ended June 30, 2011, June 30, 2010, June 30, 2009 and June 30, 2008, respectively.

See Notes to Financial Statements.

20

C Shares
Year		Year		Year		Year		Year
Ended		Ended		Ended		Ended		Ended
6/30/11(b)		6/30/10(b)		6/30/09(b)		6/30/08(b)		6/30/07(b)

$9.59		$8.87		$9.28		$9.29		$9.17

0.30		0.32		0.37		0.25		0.36

0.08		0.70		(0.38)		0.12		0.13

0.38		1.02		(0.01)		0.37		0.49

(0.32)		(0.30)		(0.40)		(0.38)		(0.37)

(0.32)		(0.30)		(0.40)		(0.38)		(0.37)

$9.65		$9.59		$8.87		$9.28		$9.29

4.03%		11.67%		(0.02)%		4.01%		5.41%

$4,563		$5,352		$6,067		$4,068		$1,682

1.40%		1.40%		1.40%		1.94%		2.03%

3.12%		3.39%		4.17%		2.70%		3.80%
258	%(d)	206	%(d)	292	%(d)	272	%(d)	55%

1.87%		1.79%		1.76%		2.03%		2.03%

See Notes to Financial Statements.

21

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	6/30/11(b)		6/30/10(b)		6/30/09(b)		6/30/08(b)		6/30/07(b)

Net asset value, beginning of period	$9.54		$8.82		$9.23		$9.25		$9.13

Income/(loss) from investment operations:
Net investment income	0.38		0.38		0.44		0.33		0.42
Net realized and unrealized gain/(loss) on investments	0.07		0.71		(0.39)		0.10		0.14

Total from investment operations	0.45		1.09		0.05		0.43		0.56

Less distributions:
Dividends from net investment income	(0.39)		(0.37)		(0.46)		(0.45)		(0.44)

Total distributions	(0.39)		(0.37)		(0.46)		(0.45)		(0.44)

Net asset value, end of period	$9.60		$9.54		$8.82		$9.23		$9.25

Total return(c)	4.83%		12.58%		0.61%		4.80%		6.23%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$30,697		$46,954		$92,418		$153,352		$26,987
Ratio of operating expenses to average net assets	0.65%		0.65%		0.65%		1.11%		1.28%
Ratio of net investment income to average net assets	3.90%		4.15%		5.00%		3.42%		4.55%
Portfolio turnover rate	258	%(d)	206	%(d)	292	%(d)	272	%(d)	55%
Ratio of operating expenses to average net assets without expense reimbursements	1.11%		1.04%		1.00%		1.21%		1.28%

(a)	Class K Shares of the Fund commenced operations on November 23, 1992.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated.

(d)	The portfolio turnover rates excluding mortgage dollar roll transactions were 96%, 79%, 154% and 226% for the years ended June 30, 2011, June 30, 2010, June 30, 2009 and June 30, 2008, respectively.

See Notes to Financial Statements.

22

Munder Bond Fund

Notes to Financial Statements, June 30, 2011

1.	Organization

As of June 30, 2011, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Bond Fund (the “Bond Fund”). Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s primary investment objective is to provide a high level of current income. Its secondary objective is capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various

23

Munder Bond Fund

Notes to Financial Statements, June 30, 2011 (continued)

pricing sources approved by the Board of Trustees. Fixed income securities, including derivative securities such as interest rate and credit default swap contracts, if any, are generally valued at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Fixed income securities with remaining maturities of 60 days or less, if any, also may be valued on an amortized cost basis, which approximates current fair market value. Futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange, but may be valued at the mean of the bid and asked price where there are no sales. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last available price, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Investments in open-end funds held by a Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, issuer-specific information, industry information and/or values of securities of comparable maturity, quality and type.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of each Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24

Munder Bond Fund
 Notes to Financial Statements, June 30, 2011 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2011:

		Investments in	Investments in
		Other Financial	Other Financial
	Investments in	Instruments —	Instruments —
Valuation Inputs	Securities	Assets*	Liabilities*

Level 1 — Quoted Prices	$34,008,114	$—	$(41,966)
Level 2 — Other Significant Observable Inputs	134,190,918	4,583	(14,705)
Level 3 — Significant Unobservable Inputs	134,963	—	—

Total	$168,333,995	$4,583	$(56,671)

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

Securities or other financial instruments that transfer between levels during the fiscal year are treated as though the transfer occurred at the beginning of the fiscal year.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector.

The following is a reconciliation of the Fund’s assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

	Asset Backed
	Securities —	Asset Backed
	Home Equity	Securities —
	Loans	Other	Total

Balance as of 6/30/2010	$31,131	$288,757	$319,888
Transfer into Level 3	—	—	—
Transfer out of Level 3	—	—	—
Net purchases/(sales)	(14,721)	—	(14,721)
Paydowns	—	—	—
Accrued discounts	—	—	—
Accrued premiums	—	—	—
Realized gains	—	—	—
Realized losses	(7,843)	(543,800)	(551,643)
Change in unrealized appreciation/(depreciation)	7,843	373,596	381,439

Balance as of 6/30/2011	$16,410	$118,553	$134,963

Net change in unrealized appreciation/(depreciation) from investments still held at end of the period	$—	$(118,553)	$(118,553)

25

Munder Bond Fund

Notes to Financial Statements, June 30, 2011 (continued)

Futures Contracts: The Fund is subject to interest rate risk and credit risk in the normal course of pursuing their investment objectives. The Fund may enter into futures contracts for managing certain risks (such as yield curve exposure, interest rate risk or credit risk), for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), to gain exposure to an investment in a manner other than investing in the asset directly, or for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another). A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on fluctuations of the value of the contract. The daily changes in futures contracts are recorded as net unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from a futures contract when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Mortgage Dollar Rolls: The Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back similar, but not identical, securities on a specific future date at a predetermined price. Mortgage dollar rolls may be renewed by a new sale and repurchase with a cash settlement at each renewal without physical delivery of the securities. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. Mortgage dollar rolls are treated as financing transactions unless the sale and repurchase are determined to involve securities that are not substantially the same. Therefore, any gain or loss is considered unrealized until the roll reaches ultimate disposition or the sale and repurchase are determined to involve securities that

26

Munder Bond Fund

Notes to Financial Statements, June 30, 2011 (continued)

are not substantially the same. Income is generated as consideration for entering into these transactions and is included in income in the Fund’s Statement of Operations.

Credit Default Swap Contracts: The Fund is subject to credit risk in the normal course of pursuing its investment objective. The Fund may buy or sell credit default swap (“CDS”) contracts for the purpose of hedging the risk of default on portfolio securities or generating income. CDS contracts involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Up-front payments made or received by the Fund are capitalized until such time that the contract is closed. The income/(cost) of CDS contracts is accrued daily and is recorded as unrealized appreciation/(depreciation) on credit default swap contracts until payment is received/(made), at which time the unrealized appreciation/(depreciation) is reclassified to realized gain/(loss) on credit default swap contracts. In addition, CDS contracts are marked to market daily with changes in market value recorded as unrealized appreciation/(depreciation) on credit default swap contracts. If a default event occurs with respect to the underlying debt obligation, the Fund will record a realized gain/(loss) on credit default swap contracts equal to the payment received/(made), net of unrealized appreciation/(depreciation) on credit default swap contracts and/or the value of securities exchanged.

As a buyer in a CDS contract, the Fund is exposed to the risk that the counterparties to the contracts will be unable to meet the terms of their contracts. As a seller in a CDS contract, in order to “cover” its commitment under the contract, the Fund will enter into an offsetting position or instruct the custodian to designate as collateral on the Fund’s books cash or liquid assets equal to the aggregate notional value of the underlying debt obligation. The counterparty to the CDS contract may require that the Fund deposit cash or pledge collateral to offset market value depreciation of the contract until such time as the contract is closed.

Delayed Delivery Commitments: The Fund may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Fund takes

27

Munder Bond Fund

Notes to Financial Statements, June 30, 2011 (continued)

delivery of the security. When the Fund enters into such a transaction, the Fund instructs the custodian to designate as collateral on the Fund’s books assets with a current value at least equal to the amount of its purchase commitment. Purchases of delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Expenses of the Munder Funds are allocated to each Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of each Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly (if available) by each Fund. Each Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2011.

28

Munder Bond Fund

Notes to Financial Statements, June 30, 2011 (continued)

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2008.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.40% of the value of its average daily net assets.

Pursuant to a written Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 0.65% for Class A and Class K Shares, 1.40% for Class B and Class C Shares, and 0.40% for Class Y Shares. For the year ended June 30, 2011, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement totaling $694,460 on behalf of the Fund, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2011, the Advisor earned $224,234 before payment of sub-administration fees and $150,979 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2011, the Fund paid an annual effective rate of 0.1501% for administrative services.

As of June 30, 2011, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the Fund. Comerica

29

Munder Bond Fund

Notes to Financial Statements, June 30, 2011 (continued)

Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $11,736 for its administrative, record keeping and other related services provided to the Fund for the year ended June 30, 2011.

Each Trustee is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For services rendered prior to January 1, 2011, each Trustee was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee of MST and MST II, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any fund, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2011, no officer, director or employee of the Advisor, Comerica Bank or any of their affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the

30

Munder Bond Fund
 Notes to Financial Statements, June 30, 2011 (continued)

distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for each Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2011, the Fund paid $90,323 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, C and K shareholders. In addition, the Fund paid $593 to Comerica Securities for shareholder and/or distribution-related services provided to Class A, B, C and K shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments, U.S. government securities and mortgage dollar rolls for the Fund were $62,451,684 and $76,388,354, respectively, for the year ended June 30, 2011. Cost of purchases and proceeds from sales of U.S. government securities, excluding short-term investments for the Fund were $73,951,728 and $84,180,049, respectively, for the year ended June 30, 2011. Cost of purchases and proceeds from sales of mortgage dollar rolls for the Fund were $231,360,899 and $210,790,935, respectively.

At June 30, 2011, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $1,983,523, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $2,746,351 and net depreciation for Federal income tax purposes was $762,828. At June 30, 2011, aggregate cost for Federal income tax purposes was $169,096,823.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s

31

Munder Bond Fund
 Notes to Financial Statements, June 30, 2011 (continued)

derivative transactions qualify for hedge accounting. The fair value of derivative instruments held by the Fund as of June 30, 2011 was as follows:

	Asset Derivatives
	Balance Sheet	Fair
Derivatives	Location	Value

Credit Contracts (Swaps)	Unrealized appreciates on credit default swap contracts	$4,583

	Liability Derivatives
	Balance Sheet	Fair
Derivatives	Location	Value

Interest Rate Contracts (Futures)	Net Assets — Unrealized Depreciation	$(41,966	)*
Credit Contracts (Swaps)	Unrealized depreciation on credit default swap contracts	(14,705)

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately states the current day’s variation margin and/or deposits with brokers.

For the year ended June 30, 2011, the Fund had the following derivative activity:

		Net Change in Unrealized
	Net Realized Gain	Appreciation/(Depreciation)
Derivatives	Recognized in Income	Recognized in Income

Interest Rate Contracts (Futures)	$178,878	$(212,723)
Credit Contracts (Swaps)	7,084	(10,122)

At June 30, 2011, the Fund had the following open financial futures contracts*:

		Notional	Market	Gross
		Value	Value	Unrealized
	Contracts	of Contracts	of Contracts	Depreciation

U.S. Treasury 30 Year Bonds, September 2011 (long position)	40	$4,963,216	$4,921,250	$(41,966)

32

Munder Bond Fund
 Notes to Financial Statements, June 30, 2011 (continued)

At June 30, 2011, the Fund had the following sell protection credit default swap contracts outstanding*:

						Upfront	Unrealized
Swap Counterparty/	Notional	Credit	Termination	Payments	Market	Premiums	Appreciation/
Referenced Debt Issuer	Amount	Spread	Date	Made	Value	Paid	(Depreciation)

Bank of America: CDX North America High Yield Index	$3,000,000	459.88	06/20/2016	5.000%	$47,708	$43,125	$4,583
Bank of America: CDX North America Investment Grade Index	14,000,000	91.75	06/20/2016	1.000%	57,329	72,034	(14,705)

*	Volume of derivatives held at year end is indicative of the approximate value held during the year.

7.	Investment Concentration

As of June 30, 2011, a substantial portion of the Fund’s net assets were invested in mortgage-backed securities. As a result, adverse market conditions affecting mortgage-backed securities may have a more significant impact on the Fund than they would on a fund investing in a broader range of securities and the value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

8.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the year ended June 30, 2011, the Fund did not utilized the revolving line of credit. For the year ended June 30, 2011, total commitment fees incurred by the Fund were $1,961.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements

33

Munder Bond Fund
 Notes to Financial Statements, June 30, 2011 (continued)

is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and each expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. A Fund also may utilize earnings and profits distributed to shareholders on redemptions of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2011, permanent differences for the Fund resulting primarily from paydown gains and losses, premium amortization, defaulted bonds, mortgage dollar roll adjustments, swap reclasses, fair fund settlement and expired capital loss carryovers. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain/(Loss)	Capital

$48,456	$751,507	$(799,963)

During the years ended June 30, 2011 and June 30, 2010, dividends of $6,263,161 and $7,077,139 were paid to shareholders of the Fund from ordinary income on a tax basis.

At June 30, 2011, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed	Capital Loss	Unrealized
Ordinary Income	Carryover	Depreciation	Total

$96,650	$(14,543,892)	$(773,572)	$(15,220,814)

The differences between book and tax distributable earnings for the Fund were primarily due to premium amortization adjustments, wash sales, mark-to-market adjustments on futures contracts, reversal of mortgage dollar roll adjustments, deferred trustees’ fees, open credit default swap mark to market and straddle loss deferral.

As determined at June 30, 2011, the Fund had available for Federal income tax purposes $14,543,892 of unused capital losses of which $1,165,532, $3,287,615, $4,896,553, $4,015,078 and $1,179,114 expire in 2012, 2013, 2014, 2018 and 2019 respectively.

34

Munder Bond Fund

Notes to Financial Statements, June 30, 2011 (continued)

In addition, $8,643,356 of the Fund’s losses expiring in 2012, 2013 and 2014 may be further limited as these amounts were acquired in the reorganization of the Intermediate Bond Fund that occurred on June 13, 2008.

During the current year, $738,710 of capital loss carryovers expired unused.

35

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Bond Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Bond Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Bond Fund of Munder Series Trust at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 22, 2011

36

Munder Bond Fund

Notes to Financial Statements — Unaudited, June 30, 2011

11.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Forms N-Q are available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 16-17, 2011, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2011. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2011

37

Munder Bond Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the impact of the then current market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

38

Munder Bond Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2010 and 2011, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided to the Fund by the Advisor during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fee during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2010, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile

39

Munder Bond Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2010: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one-, three-, five- and ten-year periods but trailed the performance of its benchmark for the since inception period, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods but trailed the median performance of the Fund’s Lipper peer group for the ten-year period.

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2011. The Board also considered information provided by the Advisor regarding the impact of the then current market activity and economic conditions on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2010, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2011, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds

40

Munder Bond Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and reductions in contractual advisory fees with respect to certain of the Munder Funds in recent years, including reductions in contractual advisory fees with respect to one Munder Fund in 2010 and 2011. With respect to the Fund, no implementation of contractual advisory fee breakpoints nor reductions in the advisory fees for the Fund were made during 2010 and 2011. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2011. In addition, the Board was advised that as of December 31, 2010 the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

41

Munder Bond Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2011.

42

Munder Bond Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2011, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of	Other
		Term of		Portfolios	Directorships
	Position(s) with	Office(1) and	Principal Occupation(s)	in Fund	Held by Trustee
	the Munder	Length of	During Past	Complex Overseen	During Past
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	5 Years

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05).	12	Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Fieldstone Investment Corporation (11/03 to 6/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66).	12	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08); Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).

43

Munder Bond Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

				Number of	Other
		Term of		Portfolios	Directorships
	Position(s) with	Office(1) and	Principal Occupation(s)	in Fund	Held by Trustee
	the Munder	Length of	During Past	Complex Overseen	During Past
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	5 Years

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97--6/09).	12	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

44

Munder Bond Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

				Number of	Other
		Term of		Portfolios	Directorships
	Position(s) with	Office(1) and	Principal Occupation(s)	in Fund	Held by Trustee
	the Munder	Length of	During Past	Complex Overseen	During Past
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	5 Years

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (since 3/04); Canadian Royalties Inc. (6/09 to 3/10).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

45

Munder Bond Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Term of Office(1)
	Position(s) with	and Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	President and Principal Executive Officer	through 2/12; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/12; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Vice President and Principal Financial Officer	through 2/12; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 6/07).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Treasurer and Principal Accounting Officer	through 2/12; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

46

Munder Bond Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Term of Office(1)
	Position(s) with	and Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Assistant Treasurer	through 2/12; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 35	Assistant Treasurer	through 2/12; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Assistant Secretary	through 2/12; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Assistant Secretary	through 2/12; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/12; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

47

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNBOND611

ANNUAL REPORT
June 30, 2011

Munder Index 500 Fund
Class Y, A, B, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds® Letter to Shareholders (Unaudited)

DEAR SHAREHOLDER:

The broad stock market, measured by the Russell 3000® Index, which spans the capitalization ranges of the market, had strong performance for the year ended June 30, 2011. The Index returned 32.37% for the twelve-month time period. Strong performance during the first nine months of the time period more than offset flat to slightly negative returns for the April through June quarter.

According to the Russell family of indices, mid-cap stocks represented the “sweet spot” of the market, with the Russell Midcap® Index posting a 38.47% return. The Russell 2000® Index, a benchmark of small-cap stocks, was only slightly behind, with a return of 37.41%, while the large-cap Russell 1000® Index posted a 31.93% return. For the one-year time period, growth stocks outperformed value stocks. Growth stocks are those with higher than average anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market.

International stock markets, as measured by the MSCI ACWI (All Country World Index) Index ex-U.S., also had strong performance, with the Index posting a 30.27% return for the year ended June 30, 2011. The Index followed the same pattern as the U.S. market: strong performance for the first three quarters of the twelve-month time period and then flat to negative performance for the April through June quarter.

While the U.S. fixed income market had positive performance for the twelve months ended June 30, 2011, it lagged significantly behind the stock market. The Barclays Capital U.S. Aggregate Bond Index, a measure of the broad fixed income market, posted a 3.90% return for the year. The U.S. Treasury sector of the market had the weakest performance, while the commercial mortgage-backed (CMBS) sector had the strongest returns, followed by the corporate and mortgage-backed (MCS) sectors. Among investment grade securities, lower quality securities had the best performance. AAA rated securities posted a 3.05% return for the twelve-months ended June 30, 2011, while securities with a BBB rating had an 8.39% return.

In managing each of the Munder equity and fixed income funds, we pay careful attention to both risk and return, with the goal of earning competitive returns with acceptable levels of risk. We believe this is an important part of fund management, given the inherent volatility of the financial markets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
viii	Shareholder Fee Example

1	Portfolio of Investments
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Statements of Changes in Net Assets — Capital Stock Activity
26	Financial Highlights
31	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
42	Notes to Financial Statements — Unaudited

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance (Unaudited)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Because the Fund’s goal is to invest in securities included in an index without regard to market trends, it may be particularly susceptible to a general decline in the market represented by that index.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2011. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2011, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2011. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: David Jones and Eric Lessnau

The broad stock market, as measured by the S&P 500® Index, had strong performance for the twelve months ended June 30, 2011, with the Index posting a 30.69% return. While the stock market ended on a weak note, with the Index posting a flat return of 0.10% for the April through June quarter, the Index posted a very strong 30.56% return for the first nine months of the Fund’s fiscal year. The Fund’s return of 29.99% for the year ended June 30, 2011 was slightly below the return of the S&P 500® Index and in line with the 30.11% median return for the Lipper universe of mutual funds with the objective of tracking the S&P 500® Index. The difference in returns between the Fund and its benchmark is due primarily to the fact that expenses are deducted from the Fund before its return is calculated.

Given the strength of the stock market during the year ended June 30, 2011, all ten sectors of the S&P 500® Index posted positive returns. Energy was the strongest sector, with a return of over 50% for the one-year time period, followed by materials, consumer discretionary and telecommunication services. The weakest sector was financials, with a return of close to 13%. Based upon both sector weights and sector returns for the twelve months ended June 30, 2011, the energy sector had the largest positive impact on the performance of the S&P 500® Index, followed by the information technology sector.

The Fund’s goal is to closely track the total return of the S&P 500® Index. The weight of each of the 500 stocks held in the Fund is monitored relative to its weight in the S&P 500® universe of stocks. Cash inflows are invested promptly to reduce their impact on the Fund’s total return. As a result, the Fund’s return tends to be in line with that of its S&P 500® benchmark.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate; however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund may not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of funds with the objective of tracking the S&P 500® Index represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iii

Hypothetical and Total Returns (Unaudited)

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Index 500 Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

iv

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/11(1)
					Lipper
					S&P 500®
Class and	With		Without	S&P 500®	Index Objective,
Inception Date	Load		Load	Index*	Funds Median**

CLASS Y 12/1/91	N/A		$12,568	$13,071	$12,471

CLASS A 12/9/92	$12,005	#	12,315	13,071	12,471

CLASS B 10/31/95	N/A		12,047	13,071	12,471

CLASS K 12/7/92	N/A		12,260	13,071	12,471

CLASS R 7/29/04	N/A		13,019	13,804	13,387

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 2.50% for Class A Shares.

*	The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. Index comparative returns commence on 7/1/01 for Class Y, A, B and K Shares of the Fund and commence on 8/1/04 for Class R Shares of the Fund.

**	The Lipper S&P 500® Index Objective Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 7/1/01 for Class Y, A, B and K Shares of the Fund and commence on 8/1/04 for Class R Shares of the Fund. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

v

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/11
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 12/1/91	N/A		29.99%	N/A		2.56%	N/A		2.31%	N/A		8.38%

CLASS A 12/9/92	26.61%	#	29.88%	1.86%	#	2.37%	1.84%	#	2.10%	7.51%	#	7.66%

CLASS B 10/31/95	26.42%	†	29.42%	1.91%	†	2.05%	N/A		1.88%	N/A		6.51%

CLASS K 12/7/92	N/A		29.71%	N/A		2.30%	N/A		2.06%	N/A		7.59%

CLASS R 7/29/04	N/A		29.45%	N/A		2.04%	N/A		N/A	N/A		3.88%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, K and R Shares during the fiscal year ended 6/30/10 were 0.57%, 0.82%, 1.57%, 0.82% and 1.07%, respectively, and the net expenses for Class A and B Shares were 0.72% and 1.07%, respectively. Expenses for the fiscal year ended 6/30/11 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y, A, B and K Shares during the calendar years from their inceptions through 2000. Funds Distributor, LLC also limited certain 12b-1 fees for Class A Shares of the Fund during the 2008-2011 calendar years and Class B Shares of the Fund since inception. Total returns would have been lower if Munder Capital Management and Funds Distributor, LLC had not limited expenses during those periods. Funds Distributor’s expense limitations are voluntary and may be terminated at any time.

#	Reflects the deduction of the maximum sales charge of 2.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class B Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/11	6/30/11	1/1/11-6/30/11	Ratio

Actual
Class Y	$1,000.00	$1,057.50	$3.01	0.59%
Class A	$1,000.00	$1,056.90	$3.77	0.74%
Class B	$1,000.00	$1,055.10	$5.55	1.09%
Class K	$1,000.00	$1,055.90	$4.28	0.84%
Class R	$1,000.00	$1,055.10	$5.55	1.09%

Hypothetical
Class Y	$1,000.00	$1,021.87	$2.96	0.59%
Class A	$1,000.00	$1,021.12	$3.71	0.74%
Class B	$1,000.00	$1,019.39	$5.46	1.09%
Class K	$1,000.00	$1,020.63	$4.21	0.84%
Class R	$1,000.00	$1,019.39	$5.46	1.09%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Index 500 Fund

Portfolio of Investments, June 30, 2011

Shares		Value(a)

COMMON STOCKS — 99.7%
Consumer Discretionary — 10.6%
Auto Components — 0.3%
5,925	Goodyear Tire & Rubber Co/The †	$99,362
15,656	Johnson Controls Inc	652,229

		751,591

Automobiles — 0.5%
88,766	Ford Motor Co †	1,224,083
5,521	Harley-Davidson Inc	226,196

		1,450,279

Distributors — 0.1%
3,676	Genuine Parts Co	199,974

Diversified Consumer Services — 0.1%
2,846	Apollo Group Inc, Class A †	124,313
1,520	DeVry Inc	89,878
7,525	H&R Block Inc	120,701

		334,892

Hotels, Restaurants & Leisure — 1.8%
9,975	Carnival Corp	375,359
727	Chipotle Mexican Grill Inc †	224,054
3,188	Darden Restaurants Inc	158,635
7,274	International Game Technology	127,877
6,635	Marriott International Inc/DE, Class A	235,476
24,249	McDonald’s Corp	2,044,676
17,518	Starbucks Corp	691,786
4,650	Starwood Hotels & Resorts Worldwide Inc	260,586
3,972	Wyndham Worldwide Corp	133,658
1,778	Wynn Resorts Ltd	255,214
10,804	Yum! Brands Inc	596,813

		5,104,134

Household Durables — 0.3%
6,845	DR Horton Inc	78,855
3,722	Fortune Brands Inc	237,352
1,697	Harman International Industries Inc	77,332
3,572	Leggett & Platt Inc	87,086
3,879	Lennar Corp, Class A	70,404
7,081	Newell Rubbermaid Inc	111,738

See Notes to Financial Statements.

1

Munder Index 500 Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Discretionary (Continued)
Household Durables (Continued)
8,205	Pulte Group Inc †	$62,850
1,854	Whirlpool Corp	150,767

		876,384

Internet & Catalog Retail — 1.0%
8,346	Amazon.com Inc †	1,706,673
4,933	Expedia Inc	143,008
1,018	Netflix Inc †	267,418
1,160	priceline.com Inc †	593,839

		2,710,938

Leisure Equipment & Products — 0.1%
3,322	Hasbro Inc	145,935
8,059	Mattel Inc	221,542

		367,477

Media — 3.3%
5,379	Cablevision Systems Corp, Class A	194,774
15,542	CBS Corp, Class B	442,792
64,648	Comcast Corp, Class A	1,638,180
17,943	DIRECTV, Class A †	911,863
6,508	Discovery Communications Inc, Class A †	266,568
5,828	Gannett Co Inc	83,457
11,421	Interpublic Group of Cos Inc/The	142,763
7,121	McGraw-Hill Cos Inc/The	298,441
53,406	News Corp, Class A	945,286
6,565	Omnicom Group Inc	316,170
2,197	Scripps Networks Interactive Inc, Class A	107,389
7,937	Time Warner Cable Inc	619,403
25,026	Time Warner Inc	910,196
13,798	Viacom Inc, Class B	703,698
44,174	Walt Disney Co/The	1,724,553
133	Washington Post Co/The, Class B	55,720

		9,361,253

Multiline Retail — 0.7%
1,843	Big Lots Inc †	61,095
2,858	Family Dollar Stores Inc	150,216
5,042	JC Penney Co Inc	174,151

See Notes to Financial Statements.

2

Shares		Value(a)

Consumer Discretionary (Continued)
Multiline Retail (Continued)
6,569	Kohl’s Corp	$328,516
9,973	Macy’s Inc	291,610
3,921	Nordstrom Inc	184,052
1,073	Sears Holdings Corp †	76,655
16,105	Target Corp	755,486

		2,021,781

Specialty Retail — 1.8%
2,142	Abercrombie & Fitch Co, Class A	143,343
1,552	AutoNation Inc †	56,819
590	AutoZone Inc †	173,962
5,888	Bed Bath & Beyond Inc †	343,683
7,540	Best Buy Co Inc	236,831
5,485	CarMax Inc †	181,389
3,456	GameStop Corp, Class A †	92,172
9,133	Gap Inc/The	165,307
37,212	Home Depot Inc	1,347,819
30,430	Lowe’s Cos Inc	709,323
5,894	Ltd Brands Inc	226,624
3,222	O’Reilly Automotive Inc †	211,073
2,733	Ross Stores Inc	218,968
16,630	Staples Inc	262,754
3,083	Tiffany & Co	242,077
9,148	TJX Cos Inc	480,544
3,141	Urban Outfitters Inc †	88,419

		5,181,107

Textiles, Apparel & Luxury Goods — 0.6%
6,836	Coach Inc	437,026
8,848	NIKE Inc, Class B	796,143
1,502	Polo Ralph Lauren Corp	199,180
2,116	VF Corp	229,713

		1,662,062

Total Consumer Discretionary		30,021,872

Consumer Staples — 10.6%
Beverages — 2.5%
2,409	Brown-Forman Corp, Class B	179,928
53,501	Coca-Cola Co/The	3,600,083
7,596	Coca-Cola Enterprises Inc	221,651

See Notes to Financial Statements.

3

Munder Index 500 Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Beverages (Continued)
4,349	Constellation Brands Inc, Class A †	$90,546
5,173	Dr Pepper Snapple Group Inc	216,904
3,858	Molson Coors Brewing Co, Class B	172,607
36,941	PepsiCo Inc/NC	2,601,755

		7,083,474

Food & Staples Retailing — 2.3%
10,209	Costco Wholesale Corp	829,379
31,625	CVS Caremark Corp	1,188,467
14,173	Kroger Co/The	351,490
8,275	Safeway Inc	193,387
5,175	SUPERVALU Inc	48,697
13,469	Sysco Corp	419,963
44,636	Wal-Mart Stores Inc (b)	2,371,957
21,321	Walgreen Co	905,290
3,586	Whole Foods Market Inc	227,532

		6,536,162

Food Products — 1.8%
15,901	Archer-Daniels-Midland Co	479,415
4,491	Campbell Soup Co	155,164
9,556	ConAgra Foods Inc	246,640
4,444	Dean Foods Co †	54,528
14,920	General Mills Inc	555,323
3,583	Hershey Co/The	203,694
7,438	HJ Heinz Co	396,297
3,378	Hormel Foods Corp	100,698
2,710	JM Smucker Co/The	207,152
5,823	Kellogg Co	322,128
41,083	Kraft Foods Inc, Class A	1,447,354
3,242	McCormick & Co Inc/MD	160,706
4,775	Mead Johnson Nutrition Co	322,551
13,657	Sara Lee Corp	259,347
7,269	Tyson Foods Inc, Class A	141,164

		5,052,161

Household Products — 2.1%
3,116	Clorox Co	210,143
11,415	Colgate-Palmolive Co	997,785

See Notes to Financial Statements.

4

Shares		Value(a)

Consumer Staples (Continued)
Household Products (Continued)
9,181	Kimberly-Clark Corp	$611,087
65,234	Procter & Gamble Co/The	4,146,926

		5,965,941

Personal Products — 0.2%
10,053	Avon Products Inc	281,484
2,664	Estee Lauder Cos Inc/The, Class A	280,226

		561,710

Tobacco — 1.7%
48,924	Altria Group Inc	1,292,083
3,364	Lorillard Inc	366,238
41,540	Philip Morris International Inc	2,773,626
7,901	Reynolds American Inc	292,732

		4,724,679

Total Consumer Staples		29,924,127

Energy — 12.6%
Energy Equipment & Services — 2.4%
10,157	Baker Hughes Inc	736,992
5,657	Cameron International Corp †	284,491
1,695	Diamond Offshore Drilling Inc	119,345
5,616	FMC Technologies Inc †	251,541
21,384	Halliburton Co	1,090,584
2,585	Helmerich & Payne Inc	170,920
6,961	Nabors Industries Ltd †	171,519
9,887	National Oilwell Varco Inc	773,262
5,893	Noble Corp	232,243
3,078	Rowan Cos Inc †	119,457
31,712	Schlumberger Ltd	2,739,917

		6,690,271

Oil, Gas & Consumable Fuels — 10.2%
5,281	Alpha Natural Resources Inc †	239,969
11,627	Anadarko Petroleum Corp	892,488
8,961	Apache Corp	1,105,698
2,536	Cabot Oil & Gas Corp	168,162
15,201	Chesapeake Energy Corp	451,318
46,981	Chevron Corp	4,831,526
33,046	ConocoPhillips	2,484,729

See Notes to Financial Statements.

5

Munder Index 500 Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Oil, Gas & Consumable Fuels (Continued)
5,296	Consol Energy Inc	$256,750
9,284	Denbury Resources Inc †	185,680
9,870	Devon Energy Corp	777,855
17,694	El Paso Corp	357,419
6,273	EOG Resources Inc	655,842
3,638	EQT Corp	191,068
115,126	Exxon Mobil Corp (b)	9,368,954
7,066	Hess Corp	528,254
16,642	Marathon Oil Corp	876,700
4,457	Murphy Oil Corp	292,646
3,090	Newfield Exploration Co †	210,182
4,062	Noble Energy Inc	364,077
18,997	Occidental Petroleum Corp	1,976,448
6,253	Peabody Energy Corp	368,364
2,728	Pioneer Natural Resources Co	244,347
4,284	QEP Resources Inc	179,200
3,904	Range Resources Corp	216,672
8,038	Southwestern Energy Co †	344,669
14,992	Spectra Energy Corp	410,931
2,941	Sunoco Inc	122,669
3,492	Tesoro Corp †	80,002
13,151	Valero Energy Corp	336,271
13,550	Williams Cos Inc/The	409,887

		28,928,777

Total Energy		35,619,048

Financials — 15.1%
Capital Markets — 2.3%
5,698	Ameriprise Financial Inc	328,661
29,020	Bank of New York Mellon Corp/The	743,492
2,209	BlackRock Inc	423,708
23,086	Charles Schwab Corp/The	379,765
6,097	E*Trade Financial Corp †	84,139
2,234	Federated Investors Inc, Class B	53,258
3,351	Franklin Resources Inc	439,953
12,099	Goldman Sachs Group Inc/The	1,610,256
10,799	Invesco Ltd	252,697
4,482	Janus Capital Group Inc	42,310

See Notes to Financial Statements.

6

Shares		Value(a)

Financials (Continued)
Capital Markets (Continued)
3,732	Legg Mason Inc	$122,260
36,100	Morgan Stanley	830,661
5,651	Northern Trust Corp	259,720
11,608	State Street Corp	523,405
5,986	T Rowe Price Group Inc	361,195

		6,455,480

Commercial Banks — 2.7%
16,055	BB&T Corp	430,916
4,305	Comerica Inc (c)	148,824
21,471	Fifth Third Bancorp	273,755
6,363	First Horizon National Corp	60,703
21,055	Huntington Bancshares Inc/OH	138,121
22,221	KeyCorp	185,101
2,912	M&T Bank Corp	256,110
12,879	Marshall & Ilsley Corp	102,646
12,299	PNC Financial Services Group Inc	733,143
30,640	Regions Financial Corp	189,968
12,383	SunTrust Banks Inc	319,481
45,027	US Bancorp	1,148,639
123,610	Wells Fargo & Co	3,468,497
4,341	Zions Bancorporation	104,227

		7,560,131

Consumer Finance — 0.8%
24,442	American Express Co	1,263,651
10,571	Capital One Financial Corp	546,204
12,748	Discover Financial Services	341,009
12,326	SLM Corp	207,200

		2,358,064

Diversified Financial Services — 3.7%
236,816	Bank of America Corp (b)	2,595,503
68,257	Citigroup Inc	2,842,221
1,549	CME Group Inc	451,673
1,784	IntercontinentalExchange Inc †	222,482
92,868	JPMorgan Chase & Co	3,802,016
4,807	Leucadia National Corp	163,919
4,631	Moody’s Corp	177,599

See Notes to Financial Statements.

7

Munder Index 500 Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Financials (Continued)
Diversified Financial Services (Continued)
3,629	NASDAQ OMX Group Inc/The †	$91,814
6,118	NYSE Euronext	209,664

		10,556,891

Insurance — 3.7%
7,885	ACE Ltd	518,991
10,868	Aflac Inc	507,318
12,245	Allstate Corp/The	373,840
10,167	American International Group Inc †	298,096
7,699	AON Corp	394,959
2,454	Assurant Inc	89,007
40,461	Berkshire Hathaway Inc, Class B †	3,131,277
6,823	Chubb Corp	427,188
3,969	Cincinnati Financial Corp	115,815
11,943	Genworth Financial Inc, Class A †	122,774
10,406	Hartford Financial Services Group Inc	274,406
7,326	Lincoln National Corp	208,718
7,267	Loews Corp	305,868
12,576	Marsh & McLennan Cos Inc	392,245
24,703	MetLife Inc	1,083,721
7,509	Principal Financial Group Inc	228,424
15,256	Progressive Corp/The	326,173
11,404	Prudential Financial Inc	725,180
1,777	Torchmark Corp	113,977
9,789	Travelers Cos Inc/The	571,482
7,193	Unum Group	183,278
7,231	XL Group Plc	158,937

		10,551,674

Real Estate Investment Trusts (REITs) — 1.7%
2,854	Apartment Investment & Management Co, Class A	72,863
2,080	AvalonBay Communities Inc	267,072
3,402	Boston Properties Inc	361,156
6,795	Equity Residential	407,700
9,489	HCP Inc	348,151
4,130	Health Care REIT Inc	216,536
15,728	Host Hotels & Resorts Inc	266,590
9,902	Kimco Realty Corp	184,573
3,942	Plum Creek Timber Co Inc	159,809

See Notes to Financial Statements.

8

Shares		Value(a)

Financials (Continued)
Real Estate Investment Trusts (Continued)
10,632	ProLogis Inc	$381,051
3,230	Public Storage	368,252
6,864	Simon Property Group Inc	797,803
3,820	Ventas Inc	201,352
3,778	Vornado Realty Trust	352,034
12,587	Weyerhaeuser Co	275,152

		4,660,094

Real Estate Management & Development — 0.1%
7,088	CB Richard Ellis Group Inc, Class A †	177,980

Thrifts & Mortgage Finance — 0.1%
12,845	Hudson City Bancorp Inc	105,201
8,814	People’s United Financial Inc	118,460

		223,661

Total Financials		42,543,975

Health Care — 11.7%
Biotechnology — 1.2%
21,728	Amgen Inc †	1,267,829
5,568	Biogen Idec Inc †	595,330
10,746	Celgene Corp †	648,199
1,835	Cephalon Inc †	146,616
18,382	Gilead Sciences Inc †	761,199

		3,419,173

Health Care Equipment & Supplies — 1.9%
13,393	Baxter International Inc	799,428
5,111	Becton Dickinson and Co	440,415
35,715	Boston Scientific Corp †	246,791
5,438	CareFusion Corp †	147,750
11,585	Covidien PLC	616,670
2,001	CR Bard Inc	219,830
3,466	DENTSPLY International Inc	131,985
2,680	Edwards Lifesciences Corp †	233,642
898	Intuitive Surgical Inc †	334,155
24,992	Medtronic Inc	962,942
7,524	St Jude Medical Inc	358,744
7,777	Stryker Corp	456,432

See Notes to Financial Statements.

9

Munder Index 500 Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Equipment & Supplies (Continued)
2,738	Varian Medical Systems Inc †	$191,715
4,440	Zimmer Holdings Inc †	280,608

		5,421,107

Health Care Providers & Services — 2.2%
8,887	Aetna Inc	391,828
6,402	AmerisourceBergen Corp	265,043
8,084	Cardinal Health Inc	367,175
6,323	CIGNA Corp	325,192
3,622	Coventry Health Care Inc †	132,094
2,231	DaVita Inc †	193,227
12,373	Express Scripts Inc †	667,895
3,935	Humana Inc	316,925
2,341	Laboratory Corp of America Holdings †	226,585
5,877	McKesson Corp	491,611
9,348	Medco Health Solutions Inc †	528,349
2,359	Patterson Cos Inc	77,588
3,807	Quest Diagnostics Inc/DE	224,994
11,843	Tenet Healthcare Corp †	73,900
25,280	UnitedHealth Group Inc	1,303,942
8,679	WellPoint Inc	683,645

		6,269,993

Health Care Technology — 0.1%
3,476	Cerner Corp †	212,418

Life Sciences Tools & Services — 0.6%
7,977	Agilent Technologies Inc †	407,705
4,177	Life Technologies Corp †	217,496
2,879	PerkinElmer Inc	77,474
9,028	Thermo Fisher Scientific Inc †	581,313
2,227	Waters Corp †	213,213

		1,497,201

Pharmaceuticals — 5.7%
36,324	Abbott Laboratories	1,911,369
7,065	Allergan Inc/United States	588,161
39,870	Bristol-Myers Squibb Co	1,154,635
23,808	Eli Lilly & Co	893,514
6,687	Forest Laboratories Inc †	263,067

See Notes to Financial Statements.

10

Shares		Value(a)

Health Care (Continued)
Pharmaceuticals (Continued)
3,921	Hospira Inc †	$222,164
64,062	Johnson & Johnson (b)	4,261,404
72,136	Merck & Co Inc	2,545,679
10,616	Mylan Inc/PA †	261,897
184,808	Pfizer Inc (b)	3,807,045
3,056	Watson Pharmaceuticals Inc †	210,039

		16,118,974

Total Health Care		32,938,866

Industrials — 11.2%
Aerospace & Defense — 2.8%
17,254	Boeing Co/The	1,275,588
8,615	General Dynamics Corp	641,990
2,918	Goodrich Corp	278,669
18,393	Honeywell International Inc	1,096,039
1	Huntington Ingalls Industries Inc †	34
4,302	ITT Corp	253,517
2,477	L-3 Communications Holdings Inc	216,614
6,631	Lockheed Martin Corp	536,912
6,733	Northrop Grumman Corp	466,933
3,315	Precision Castparts Corp	545,815
8,314	Raytheon Co	414,453
3,600	Rockwell Collins Inc	222,084
6,705	Textron Inc	158,305
21,390	United Technologies Corp	1,893,229

		8,000,182

Air Freight & Logistics — 1.0%
3,808	CH Robinson Worldwide Inc	300,223
4,963	Expeditors International of Washington Inc	254,056
7,377	FedEx Corp	699,708
23,048	United Parcel Service Inc, Class B	1,680,891

		2,934,878

Airlines — 0.1%
18,502	Southwest Airlines Co	211,293

Building Products — 0.0%#
8,745	Masco Corp	105,202

See Notes to Financial Statements.

11

Munder Index 500 Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Commercial Services & Supplies — 0.5%
2,633	Avery Dennison Corp	$101,713
3,083	Cintas Corp	101,832
4,881	Iron Mountain Inc	166,393
4,960	Pitney Bowes Inc	114,030
7,090	Republic Services Inc	218,727
4,354	RR Donnelley & Sons Co	85,382
2,086	Stericycle Inc †	185,904
10,990	Waste Management Inc	409,597

		1,383,578

Construction & Engineering — 0.2%
4,080	Fluor Corp	263,813
3,076	Jacobs Engineering Group Inc †	133,037
5,257	Quanta Services Inc †	106,191

		503,041

Electrical Equipment — 0.5%
17,431	Emerson Electric Co	980,494
3,458	Rockwell Automation Inc	300,016
2,309	Roper Industries Inc	192,340

		1,472,850

Industrial Conglomerates — 2.7%
16,606	3M Co	1,575,079
12,726	Danaher Corp	674,351
247,858	General Electric Co (b)	4,674,602
10,950	Tyco International Ltd	541,259

		7,465,291

Machinery — 2.2%
15,061	Caterpillar Inc	1,603,394
4,573	Cummins Inc	473,260
9,732	Deere & Co	802,403
4,360	Dover Corp	295,608
7,868	Eaton Corp	404,809
1,361	Flowserve Corp	149,560
11,686	Illinois Tool Works Inc	660,142
7,618	Ingersoll-Rand PLC	345,933
2,536	Joy Global Inc	241,529

See Notes to Financial Statements.

12

Shares		Value(a)

Industrials (Continued)
Machinery (Continued)
8,444	PACCAR Inc	$431,404
2,809	Pall Corp	157,950
3,741	Parker Hannifin Corp	335,717
1,418	Snap-On Inc	88,597
3,928	Stanley Black & Decker Inc	283,012

		6,273,318

Professional Services — 0.1%
1,215	Dun & Bradstreet Corp	91,781
3,010	Equifax Inc	104,507
3,589	Robert Half International Inc	97,011

		293,299

Road & Rail — 0.9%
25,683	CSX Corp	673,408
8,231	Norfolk Southern Corp	616,749
1,262	Ryder System Inc	71,745
11,463	Union Pacific Corp	1,196,737

		2,558,639

Trading Companies & Distributors — 0.2%
6,891	Fastenal Co	248,007
1,359	WW Grainger Inc	208,810

		456,817

Total Industrials		31,658,388

Information Technology — 17.7%
Communications Equipment — 2.0%
128,544	Cisco Systems Inc	2,006,572
1,972	F5 Networks Inc †	217,413
3,129	Harris Corp	140,993
5,431	JDS Uniphase Corp †	90,481
12,364	Juniper Networks Inc †	389,466
6,894	Motorola Mobility Holdings Inc †	151,944
7,783	Motorola Solutions Inc †	358,329
39,018	Qualcomm Inc	2,215,832
8,999	Tellabs Inc	41,485

		5,612,515

See Notes to Financial Statements.

13

Munder Index 500 Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Computers & Peripherals — 4.2%
21,612	Apple Inc †	$7,254,500
38,818	Dell Inc †	647,096
47,815	EMC Corp/Massachusetts †	1,317,303
48,474	Hewlett-Packard Co	1,764,454
1,916	Lexmark International Inc, Class A †	56,062
8,503	NetApp Inc †	448,788
5,720	SanDisk Corp †	237,380
5,605	Western Digital Corp †	203,910

		11,929,493

Electronic Equipment & Instruments — 0.4%
4,259	Amphenol Corp, Class A	229,944
36,690	Corning Inc	665,924
3,868	FLIR Systems Inc	130,390
4,782	Jabil Circuit Inc	96,596
3,370	Molex Inc	86,845

		1,209,699

Information Technology Services — 3.2%
11,678	Automatic Data Processing Inc	615,197
7,031	Cognizant Technology Solutions Corp, Class A †	515,654
3,768	Computer Sciences Corp	143,033
6,460	Fidelity National Information Services Inc	198,903
3,356	Fiserv Inc †	210,186
28,306	International Business Machines Corp (b)	4,855,894
2,200	Mastercard Inc, Class A	662,948
7,526	Paychex Inc	231,199
6,521	SAIC Inc †	109,683
4,085	Teradata Corp †	245,917
3,981	Total System Services Inc	73,967
11,202	Visa Inc, Class A	943,881
14,950	Western Union Co/The	299,449

		9,105,911

Internet Software & Services — 1.7%
4,605	Akamai Technologies Inc †	144,919
26,693	eBay Inc †	861,383
5,874	Google Inc, Class A †	2,974,476
3,172	Monster Worldwide Inc †	46,502

See Notes to Financial Statements.

14

Shares		Value(a)

Information Technology (Continued)
Internet Software & Services (Continued)
3,937	VeriSign Inc	$131,732
30,266	Yahoo! Inc †	455,201

		4,614,213

Office Electronics — 0.1%
32,347	Xerox Corp	336,732

Semiconductors & Semiconductor Equipment — 2.4%
13,969	Advanced Micro Devices Inc †	97,643
7,395	Altera Corp	342,758
7,002	Analog Devices Inc	274,058
30,497	Applied Materials Inc	396,766
10,992	Broadcom Corp, Class A †	369,771
1,317	First Solar Inc †	174,200
123,912	Intel Corp	2,745,890
4,075	KLA-Tencor Corp	164,956
5,498	Linear Technology Corp	181,544
15,039	LSI Corp †	107,078
5,547	MEMC Electronic Materials Inc †	47,316
4,557	Microchip Technology Inc	172,756
20,899	Micron Technology Inc †	156,324
5,843	National Semiconductor Corp	143,796
2,200	Novellus Systems Inc †	79,508
14,172	NVIDIA Corp †	225,831
4,425	Teradyne Inc †	65,490
27,091	Texas Instruments Inc	889,398
6,320	Xilinx Inc	230,490

		6,865,573

Software — 3.7%
11,698	Adobe Systems Inc †	367,902
5,547	Autodesk Inc †	214,114
4,133	BMC Software Inc †	226,075
8,871	CA Inc	202,614
4,336	Citrix Systems Inc †	346,880
5,342	Compuware Corp †	52,138
8,094	Electronic Arts Inc †	191,018
6,294	Intuit Inc †	326,407
173,431	Microsoft Corp (b)	4,509,206
91,066	Oracle Corp	2,996,982

See Notes to Financial Statements.

15

Munder Index 500 Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Software (Continued)
4,648	Red Hat Inc †	$213,343
2,816	Salesforce.com Inc †	419,528
17,642	Symantec Corp †	347,900

		10,414,107

Total Information Technology		50,088,243

Materials — 3.7%
Chemicals — 2.2%
4,967	Air Products & Chemicals Inc	474,746
1,658	Airgas Inc	116,126
1,670	CF Industries Holdings Inc	236,589
27,474	Dow Chemical Co/The	989,064
1,660	Eastman Chemical Co	169,436
5,421	Ecolab Inc	305,636
21,704	EI du Pont de Nemours & Co	1,173,101
1,769	FMC Corp	152,170
1,950	International Flavors & Fragrances Inc	125,268
12,526	Monsanto Co	908,636
3,711	PPG Industries Inc	336,922
7,106	Praxair Inc	770,219
2,065	Sherwin-Williams Co/The	173,192
2,958	Sigma-Aldrich Corp	217,058

		6,148,163

Construction Materials — 0.0%#
3,131	Vulcan Materials Co	120,637

Containers & Packaging — 0.2%
3,925	Ball Corp	150,956
2,639	Bemis Co Inc	89,145
3,991	Owens-Illinois Inc †	103,008
3,895	Sealed Air Corp	92,662

		435,771

Metals & Mining — 1.1%
2,683	AK Steel Holding Corp	42,284
24,563	Alcoa Inc	389,569
2,469	Allegheny Technologies Inc	156,707
3,371	Cliffs Natural Resources Inc	311,649

See Notes to Financial Statements.

16

Shares		Value(a)

Materials (Continued)
Metals & Mining (Continued)
22,139	Freeport-McMoRan Copper & Gold Inc	$1,171,153
11,401	Newmont Mining Corp	615,312
7,302	Nucor Corp	300,989
2,197	Titanium Metals Corp	40,249
3,503	United States Steel Corp	161,278

		3,189,190

Paper & Forest Products — 0.2%
10,219	International Paper Co	304,731
4,104	MeadWestvaco Corp	136,704

		441,435

Total Materials		10,335,196

Telecommunication Services — 3.1%
Diversified Telecommunication Services — 2.7%
138,402	AT&T Inc	4,347,207
14,035	CenturyLink Inc	567,435
24,244	Frontier Communications Corp	195,649
66,118	Verizon Communications Inc	2,461,573
12,410	Windstream Corp	160,834

		7,732,698

Wireless Telecommunication Services — 0.4%
9,190	American Tower Corp, Class A †	480,913
6,397	MetroPCS Communications Inc †	110,092
69,120	Sprint Nextel Corp †	372,557

		963,562

Total Telecommunication Services		8,696,260

Utilities — 3.4%
Electric Utilities — 1.8%
11,113	American Electric Power Co Inc	418,738
30,723	Duke Energy Corp	578,514
7,614	Edison International	295,042
4,138	Entergy Corp	282,543
15,298	Exelon Corp	655,366
9,666	FirstEnergy Corp	426,754
9,730	NextEra Energy Inc	559,086
4,301	Northeast Utilities	151,266
5,476	Pepco Holdings Inc	107,494

See Notes to Financial Statements.

17

Munder Index 500 Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Utilities (Continued)
Electric Utilities (Continued)
2,651	Pinnacle West Capital Corp	$118,181
13,488	PPL Corp	375,371
6,883	Progress Energy Inc	330,453
19,844	Southern Co	801,301

		5,100,109

Gas Utilities — 0.1%
1,110	Nicor Inc	60,762
2,597	Oneok Inc	192,204

		252,966

Independent Power Producers & Energy Traders — 0.2%
15,352	AES Corp/The †	195,584
4,873	Constellation Energy Group Inc	184,979
5,634	NRG Energy Inc †	138,484

		519,047

Multi-Utilities — 1.3%
5,850	Ameren Corp	168,714
10,323	CenterPoint Energy Inc	199,750
5,966	CMS Energy Corp	117,471
6,837	Consolidated Edison Inc	364,002
13,426	Dominion Resources Inc/VA	648,073
3,957	DTE Energy Co	197,929
1,892	Integrys Energy Group Inc	98,081
6,788	NiSource Inc	137,457
9,159	PG&E Corp	384,953
11,697	Public Service Enterprise Group Inc	381,790
2,762	SCANA Corp	108,740
5,596	Sempra Energy	295,916
5,238	TECO Energy Inc	98,946
5,702	Wisconsin Energy Corp	178,758
11,315	Xcel Energy Inc	274,954

		3,655,534

Total Utilities		9,527,656

TOTAL COMMON STOCKS
(Cost $123,624,956)		281,353,631

See Notes to Financial Statements.

18

Shares		Value(a)

INVESTMENT COMPANY — 2.4%
(Cost $6,716,148)
6,716,148	State Street Institutional Liquid Reserves Fund	$6,716,148

Principal
Amount

U.S. TREASURY BILL — 1.2%
(Cost $3,499,785)
$3,500,000	0.173% due 07/14/2011 (b),(d)	3,499,982

TOTAL INVESTMENTS
(Cost $133,840,889)	103.3%	291,569,761
OTHER ASSETS AND LIABILITIES (Net)	(3.3)	(9,320,130)

NET ASSETS	100.0%	$282,249,631

†	Non-income producing security.

#	Amount represents less than 0.05% of net assets.

(a)	As of June 30, 2011, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security, or a portion thereof, is designated on the Fund’s books or pledged as collateral for futures contracts.

(c)	Affiliated company security (See Notes to Financial Statements, Notes 3 and 7).

(d)	Rate represents annualized yield at date of purchase.

See Notes to Financial Statements.

19

Munder Index 500 Fund

Statement of Assets and Liabilities, June 30, 2011

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies (cost — $133,733,760)	$291,420,937
Securities of affiliated company (cost — $107,129)	148,824

Total Investments	291,569,761
Dividends and interest receivable	358,551
Receivable for investment securities sold	34,579
Receivable for Fund shares sold	240,895
Variation margin receivable on open futures contracts	97,370
Prepaid expenses and other assets	54,560

Total Assets	292,355,716

LIABILITIES:
Payable for investment securities purchased	5,994
Payable for Fund shares redeemed	9,691,487
Trustees’ fees and expenses payable	181,882
Transfer agency/record keeping fees payable	55,877
Distribution and shareholder servicing fees payable — Class A, B and R Shares	36,213
Administration fees payable	32,163
Custody fees payable	12,423
Shareholder servicing fees payable — Class K Shares	5,776
Investment advisory fees payable	1,497
Accrued expenses and other payables	82,773

Total Liabilities	10,106,085

NET ASSETS	$282,249,631

Investments, at cost	$133,840,889

See Notes to Financial Statements.

20

NET ASSETS consist of:
Distributions in excess of net investment income	$(49,367)
Accumulated net realized gain on investments sold	14,742,433
Net unrealized appreciation on investments and futures contracts	158,142,072
Paid-in capital	109,414,493

$282,249,631

NET ASSETS:
Class Y Shares	$14,154,285

Class A Shares	$231,167,304

Class B Shares	$11,571,146

Class K Shares	$17,024,537

Class R Shares	$8,332,359

SHARES OUTSTANDING:
Class Y Shares	675,800

Class A Shares	11,065,136

Class B Shares	553,723

Class K Shares	815,614

Class R Shares	399,077

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$20.94

CLASS A SHARES:
Net asset value and redemption price per share	$20.89

Maximum sales charge	2.50%
Maximum offering price per share	$21.43

CLASS B SHARES:
Net asset value and offering price per share*	$20.90

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$20.87

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$20.88

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

21

Munder Index 500 Fund

Statement of Operations, For the Year Ended June 30, 2011

INVESTMENT INCOME:
Interest	$22,277
Dividends on securities of unaffiliated companies	5,918,536
Dividends on securities of affiliated company	1,419

Total Investment Income	5,942,232

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	569,555
Class B Shares	146,950
Class R Shares	39,197
Shareholder servicing fees:
Class K Shares	74,440
Investment advisory fees	557,576
Administration fees	402,900
Transfer agency/record keeping fees	359,793
Custody fees	137,916
Trustees’ fees and expenses	84,363
Registration and filing fees	74,297
Legal and audit fees	54,360
Other	142,785

Total Expenses	2,644,132
Fees waived by distributor	(301,297)

Net Expenses	2,342,835

NET INVESTMENT INCOME	3,599,397

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
Security transactions of unaffiliated companies	30,925,400
Security transactions of affiliated company	9,122
Futures contracts	1,675,832
Net change in unrealized appreciation/(depreciation) of:
Securities	40,159,937
Futures contracts	1,047,008

Net realized and unrealized gain on investments	73,817,299

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$77,416,696

See Notes to Financial Statements.

22

Munder Index 500 Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Net investment income	$3,599,397	$4,064,868
Net realized gain from security transactions and futures contracts	32,610,354	27,190,870
Net change in net unrealized appreciation/(depreciation) of securities and futures contracts	41,206,945	15,753,873

Net increase in net assets resulting from operations	77,416,696	47,009,611
Dividends to shareholders from net investment income:
Class Y Shares	(248,041)	(380,536)
Class A Shares	(2,812,587)	(2,841,182)
Class B Shares	(126,671)	(196,615)
Class K Shares	(335,663)	(529,320)
Class R Shares	(70,127)	(70,497)
Distributions to shareholders from net realized gains:
Class Y Shares	(2,378,268)	(961,900)
Class A Shares	(24,844,668)	(7,525,510)
Class B Shares	(1,638,688)	(768,185)
Class K Shares	(3,337,676)	(1,612,043)
Class R Shares	(853,007)	(277,306)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(9,481,862)	(9,871,897)
Class A Shares	(1,030,014)	(13,743,973)
Class B Shares	(7,376,669)	(10,474,344)
Class K Shares	(20,119,531)	(23,341,504)
Class R Shares	824,428	(428,525)
Short-term trading fees	56	71

Net increase/(decrease) in net assets	3,587,708	(26,013,655)
NET ASSETS:
Beginning of year	278,661,923	304,675,578

End of year	$282,249,631	$278,661,923

Distributions in excess of net investment income	$(49,367)	$(12,817)

See Notes to Financial Statements.

23

Munder Index 500 Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Amount
Class Y Shares:
Sold	$4,454,028	$2,527,008
Issued as reinvestment of dividends and distributions	2,454,648	1,269,481
Redeemed	(16,390,538)	(13,668,386)

Net decrease	$(9,481,862)	$(9,871,897)

Class A Shares:
Sold*	$29,627,406	$38,602,887
Issued as reinvestment of dividends and distributions	22,417,095	8,426,749
Redeemed	(53,074,515)	(60,773,609)

Net decrease	$(1,030,014)	$(13,743,973)

Class B Shares:
Sold	$404,304	$542,127
Issued as reinvestment of dividends and distributions	1,413,662	761,509
Redeemed*	(9,194,635)	(11,777,980)

Net decrease	$(7,376,669)	$(10,474,344)

Class K Shares:
Sold	$3,055,008	$4,988,781
Issued as reinvestment of dividends and distributions	3,605,901	2,107,436
Redeemed	(26,780,440)	(30,437,721)

Net decrease	$(20,119,531)	$(23,341,504)

Class R Shares:
Sold	$2,688,765	$3,970,179
Issued as reinvestment of dividends and distributions	923,134	347,803
Redeemed	(2,787,471)	(4,746,507)

Net increase/(decrease)	$824,428	$(428,525)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

24

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Shares
Class Y Shares:
Sold	203,888	129,388
Issued as reinvestment of dividends and distributions	122,765	63,797
Redeemed	(801,706)	(689,807)

Net decrease	(475,053)	(496,622)

Class A Shares:
Sold*	1,446,900	2,007,432
Issued as reinvestment of dividends and distributions	1,123,526	424,387
Redeemed	(2,586,823)	(3,119,772)

Net decrease	(16,397)	(687,953)

Class B Shares:
Sold	20,047	27,669
Issued as reinvestment of dividends and distributions	70,907	38,310
Redeemed*	(450,161)	(608,131)

Net decrease	(359,207)	(542,152)

Class K Shares:
Sold	147,615	258,566
Issued as reinvestment of dividends and distributions	180,969	106,162
Redeemed	(1,300,915)	(1,550,269)

Net decrease	(972,331)	(1,185,541)

Class R Shares:
Sold	130,929	207,890
Issued as reinvestment of dividends and distributions	46,317	17,512
Redeemed	(134,564)	(241,838)

Net increase/(decrease)	42,682	(16,436)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

25

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07

Net asset value, beginning of period	$18.27	$16.76	$25.43	$31.30	$26.47

Income/(loss) from investment operations:
Net investment income	0.28	0.27	0.37	0.49	0.48
Net realized and unrealized gain/(loss) on investments	5.05	2.18	(6.66)	(4.50)	4.83

Total from investment operations	5.33	2.45	(6.29)	(4.01)	5.31

Less distributions:
Dividends from net investment income	(0.29)	(0.28)	(0.38)	(0.50)	(0.48)
Distributions from net realized gains	(2.37)	(0.66)	(2.00)	(1.36)	—

Total distributions	(2.66)	(0.94)	(2.38)	(1.86)	(0.48)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$20.94	$18.27	$16.76	$25.43	$31.30

Total return(d)	29.99%	14.18%	(26.47)%	(13.49)%	20.16%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$14,154	$21,021	$27,609	$63,337	$79,529
Ratio of operating expenses to average net assets	0.61%	0.57%	0.55%	0.39%	0.39%
Ratio of net investment income to average net assets	1.38%	1.41%	2.00%	1.70%	1.59%
Portfolio turnover rate	5%	5%	6%	3%	3%
Ratio of operating expenses to average net assets without expense waivers	0.61%	0.57%	0.55%	0.39%	0.39%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 1, 1991 and December 9, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

26

A Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07

$18.22	$16.72	$25.38	$31.24	$26.42

0.25	0.25	0.34	0.42	0.40

5.05	2.16	(6.64)	(4.48)	4.82

5.30	2.41	(6.30)	(4.06)	5.22

(0.26)	(0.25)	(0.36)	(0.44)	(0.40)
(2.37)	(0.66)	(2.00)	(1.36)	—

(2.63)	(0.91)	(2.36)	(1.80)	(0.40)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$20.89	$18.22	$16.72	$25.38	$31.24

29.88%	13.98%	(26.59)%	(13.68)%	19.86%

$231,167	$201,950	$196,811	$317,990	$460,012

0.76%	0.72%	0.71%	0.60%	0.64%

1.23%	1.26%	1.87%	1.46%	1.34%
5%	5%	6%	3%	3%

0.86%	0.82%	0.81%	0.64%	0.64%

See Notes to Financial Statements.

27

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07

Net asset value, beginning of period	$18.23	$16.73	$25.39	$31.25	$26.43

Income/(loss) from investment operations:
Net investment income	0.18	0.18	0.28	0.35	0.30
Net realized and unrealized gain/(loss) on investments	5.05	2.16	(6.64)	(4.49)	4.85

Total from investment operations	5.23	2.34	(6.36)	(4.14)	5.15

Less distributions:
Dividends from net investment income	(0.19)	(0.18)	(0.30)	(0.36)	(0.33)
Distributions from net realized gains	(2.37)	(0.66)	(2.00)	(1.36)	—

Total distributions	(2.56)	(0.84)	(2.30)	(1.72)	(0.33)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$20.90	$18.23	$16.73	$25.39	$31.25

Total return(d)	29.42%	13.58%	(26.83)%	(13.91)%	19.55%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$11,571	$16,642	$24,338	$49,290	$69,120
Ratio of operating expenses to average net assets	1.11%	1.07%	1.05%	0.89%	0.89%
Ratio of net investment income to average net assets	0.89%	0.91%	1.52%	1.19%	1.08%
Portfolio turnover rate	5%	5%	6%	3%	3%
Ratio of operating expenses to average net assets without expense waivers	1.61%	1.57%	1.55%	1.39%	1.39%

(a)	Class B Shares and Class K Shares of the Fund commenced operations on October 31, 1995 and December 7, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

28

K Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07

$18.21	$16.71	$25.37	$31.22	$26.41

0.23	0.23	0.33	0.42	0.39

5.04	2.16	(6.65)	(4.48)	4.82

5.27	2.39	(6.32)	(4.06)	5.21

(0.24)	(0.23)	(0.34)	(0.43)	(0.40)
(2.37)	(0.66)	(2.00)	(1.36)	—

(2.61)	(0.89)	(2.34)	(1.79)	(0.40)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$20.87	$18.21	$16.71	$25.37	$31.22

29.71%	13.88%	(26.67)%	(13.67)%	19.83%

$17,025	$32,558	$49,686	$122,021	$207,857

0.86%	0.82%	0.79%	0.64%	0.64%

1.15%	1.17%	1.76%	1.44%	1.34%
5%	5%	6%	3%	3%

0.86%	0.82%	0.79%	0.64%	0.64%

See Notes to Financial Statements.

29

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	R Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07

Net asset value, beginning of period	$18.21	$16.71	$25.38	$31.24	$26.42

Income/(loss) from investment operations:
Net investment income	0.18	0.18	0.27	0.34	0.33
Net realized and unrealized gain/(loss) on investments	5.05	2.16	(6.64)	(4.48)	4.82

Total from investment operations	5.23	2.34	(6.37)	(4.14)	5.15

Less distributions:
Dividends from net investment income	(0.19)	(0.18)	(0.30)	(0.36)	(0.33)
Distributions from net realized gains	(2.37)	(0.66)	(2.00)	(1.36)	—

Total distributions	(2.56)	(0.84)	(2.30)	(1.72)	(0.33)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$20.88	$18.21	$16.71	$25.38	$31.24

Total return(d)	29.45%	13.59%	(26.89)%	(13.92)%	19.56%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$8,332	$6,492	$6,231	$7,026	$2,649
Ratio of operating expenses to average net assets	1.11%	1.07%	1.06%	0.88%	0.88%
Ratio of net investment income to average net assets	0.88%	0.91%	1.50%	1.21%	1.10%
Portfolio turnover rate	5%	5%	6%	3%	3%
Ratio of operating expenses to average net assets without expense waivers	1.11%	1.07%	1.06%	0.88%	0.88%

(a)	Class R Shares of the Fund commenced operations on July 29, 2004.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

30

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2011

1.	Organization

As of June 30, 2011, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Index 500 Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide performance and income that is comparable to the S&P 500® Index, a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various

31

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2011 (continued)

pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities may be valued at the mean of the bid and asked prices. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information and/or comparable publicly-traded securities information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

32

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2011 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2011:

		Investments in
	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1 — Quoted Prices	$291,569,761	$413,200
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$291,569,761	$413,200

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

Securities or other financial instruments that transfer between levels during the fiscal year are treated as though the transfer occurred at the beginning of the fiscal year.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds

33

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2011 (continued)

with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available). The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2011.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2008.

34

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2011 (continued)

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.20% on the first $250 million of its average daily net assets; 0.12% on the next $250 million; and 0.07% on average daily net assets exceeding $500 million. During the year ended June 30, 2011, the Fund paid an annual effective rate of 0.1871% for advisory services. Pursuant to an investment sub-advisory agreement with the Advisor, World Asset Management, Inc. (“World”) is responsible for the management of the Fund, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Fund, World is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.12% on the first $10 million of the Fund’s average daily net assets; 0.10% on the next $40 million; 0.08% on the next $50 million; 0.04% on the next $100 million; and 0.02% on average daily net assets exceeding $200 million.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2011, the Advisor earned $402,900 before payment of sub-administration fees and $272,086 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2011, the Fund paid an annual effective rate of 0.1352% for administrative services.

Comerica Bank, which is an affiliate of World, provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. For the year ended June 30, 2011, Comerica Bank was paid

35

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2011 (continued)

$1,181 for its administrative, record keeping and other related services provided to the Fund.

Each Trustee is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For services rendered prior to January 1, 2011, each Trustee was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee of MST and MST II, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2011, no officer, director or employee of the Advisor, World, Comerica Bank or any of their affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

36

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2011 (continued)

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class R	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor (“Distributor”).

During the year ended June 30, 2011, the Distributor voluntarily waived a portion of its 12b-1 fees for Class A and Class B Shares of the Fund, amounting to $227,822 and $73,475, respectively. These waivers are collectively reflected as fees waived by distributor in the accompanying Statement of Operations.

Comerica Securities and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2011, the Fund paid $224 to Comerica Securities and $1,427 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, K and R shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $13,758,776 and $76,008,713, respectively, for the year ended June 30, 2011.

At June 30, 2011, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $160,497,734, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $6,569,822 and net appreciation for Federal income tax purposes was $153,927,912. At June 30, 2011, aggregate cost for Federal income tax purposes was $137,641,849.

37

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2011 (continued)

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. The fair value of derivative instruments as of June 30, 2011 is as follows:

Derivatives	Liability Derivatives	Fair Value

Equity Contracts (Futures)	Balance Sheet Location:	$413,200	*
	Net Assets — Net Unrealized Appreciation

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately discloses current day’s variation margin.

For the year ended June 30, 2011, the Fund had the following derivative activity:

		Net Change in Unrealized
	Net Realized Gain	Appreciation/(Depreciation)
Derivative	Recognized in Income	Recognized in Income

Equity Contracts (Futures)	$1,675,832	$1,047,008

At June 30, 2011, the Fund had the following open financial futures contracts*:

		Notional	Market	Gross
		Value of	Value of	Unrealized
	Contracts	Contracts	Contracts	Appreciation

S&P 500® Index, September 2011	160	$10,110,800	$10,524,000	$413,200

*	Volume of derivatives held at year end is indicative of the approximate volume held during the year.

7.	Affiliated Company Securities

The term “affiliated company” includes any company with control over an investment advisor or sub-advisor to the Fund. At, or during the year ended June 30, 2011, the Fund held the following securities of a company that could be deemed to be an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
Company	6/30/10	Cost	Shares	Proceeds	Shares	6/30/11	Income	Gain

Comerica Incorporated	$189,122	$—	—	$33,257	830	$148,824	$1,419	$9,122

8.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the

38

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2011 (continued)

Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the year ended June 30, 2011, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2011, total commitment fees for the Fund were $3,841.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2011, permanent differences resulting primarily from non-taxable dividend adjustments to income and fair fund settlements were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain	Capital

$(42,858)	$131,438	$(88,580)

39

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2011 (continued)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2011 and June 30, 2010 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total

June 30, 2011	$4,453,855	$32,191,541	$36,645,396
June 30, 2010	4,671,473	10,491,621	15,163,094

At June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed	Unrealized
Ordinary Income	Capital Gains	Appreciation	Total

$874,763	$18,151,905	$153,927,912	$172,954,580

The differences between book and tax distributable earnings were primarily due to wash sales, mark-to-market adjustments of futures contracts, real estate investment trust basis adjustments, deferred trustees’ fees and return of capital basis adjustments.

40

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Index 500 Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Index 500 Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Index 500 Fund of Munder Series Trust at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 22, 2011

41

Munder Index 500 Fund

Notes to Financial Statements — Unaudited, June 30, 2011

11.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2011, the Fund designated approximately $5,893,070 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For the year ended June 30, 2011, the amount of long term capital gain distributions designated by the Fund was $32,191,541.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of World’s proxy voting policies and procedures is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov. World votes proxies for the Fund in a manner that complies with these proxy voting policies and procedures.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

42

Munder Index 500 Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

15.	Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). The Advisor has retained World Asset Management, Inc. (“World”) to serve as sub-advisor to the Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated December 29, 2006, as amended (“Sub-Advisory Agreement”). At an in-person meeting held on May 16-17, 2011, the Board of Trustees voted unanimously to approve the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2011. In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board requested, and received from the Advisor and World, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and the Sub-Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2011 Board meeting), the Board received materials relating to the services provided to the Munder Funds by the Advisor and World and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and the Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, World, each of their services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether each of the Advisory Agreement and the Sub-Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as with their deliberations regarding the continuation of the Advisory Agreement and the Sub-Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewals of the Advisory Agreement and the Sub-Advisory Agreement.

43

Munder Index 500 Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determinations to approve the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement were made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by each of the Advisor and World to the Fund under the Agreements: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of each of the Advisor and World. In connection with these considerations, the Board was presented with detailed information concerning the organizational structures of the Advisor and World (including key personnel changes) and the impact of the changes within the Advisor’s or World’s organization and the impact of the then current market activity and economic conditions on assets under management and the financial conditions of the Advisor and World;

•	the qualifications of management of each of the Advisor and World and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor and World, personnel changes and changes in employee responsibilities within the Advisor and World in 2010 and 2011, the organizational structure and depth of World’s portfolio management team, and the structure of World’s compensation of key investment personnel;

•	the services provided by the Advisor and World to the Fund during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	how responsibilities are shared and coordinated between the Advisor and World with respect to the Fund and the process used by the Advisor to oversee World’s activities;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory

44

Munder Index 500 Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance generally with respect to all of the Munder Funds and World’s performance more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by each of the Advisor and World in their respective Forms ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(b) The investment performance of the Fund: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2010, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2010: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, tracked closely the performance of its benchmark for the one-, three-, five- and ten-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three-, five- and ten-year periods.

45

Munder Index 500 Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2011. The Board also considered information provided by the Advisor regarding the impact of the then current market activity and economic conditions on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and World and their respective affiliates from the relationships with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2010, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2011, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. The Board also considered detailed information provided by World as to the fees received by World in 2010 with respect to the services provided by World to the Fund. The Board also considered World’s representation that it does not engage in “soft dollar” transactions on behalf of the Fund. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor under the Advisory Agreement and the World under the Sub-Advisory Agreement were not unreasonable in light of the costs relating to the services that the Advisor and World provide the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and reductions in contractual advisory fees with respect to certain of the Munder Funds in recent years, including reductions in contractual advisory fees with respect to one Munder Fund in 2010 and 2011. With respect to the Fund, no implementation of contractual advisory fee breakpoints nor reductions in the advisory fees for the Fund were made during 2010 and 2011. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the

46

Munder Index 500 Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2011. In addition, the Board considered information provided regarding the fees that World charges to other investment advisory clients, including institutional separate accounts and other registered investment companies, with investment objectives and strategies substantially similar to as the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. The Board was advised that as of December 31, 2010, the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor or World from the relationships with the Fund: The Board considered the representations that, beyond the fees earned by the Advisor or World and their respective affiliates for providing services to the Fund, the Advisor or World may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets

47

Munder Index 500 Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

under management resulting from managing the Fund as a positive attribute. In addition, the Board noted that the Advisor also might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions as discussed above, the Board unanimously approved each of the Advisory Agreement and the Sub-Advisory Agreement for an additional annual period commencing on July 1, 2011.

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2011, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
		Office(1) and	Occupation(s)	Complex	Held by
	Position(s) with the Munder	Length of	During	Overseen	Trustee During
Name, Address and Age	Funds	Time Served(2)	Past 5 Years	by Trustee	Past 5 Years

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05).	12	Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Fieldstone Investment Corporation (11/03 to 6/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

48

Munder Index 500 Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

				Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
		Office(1) and	Occupation(s)	Complex	Held by
	Position(s) with the Munder	Length of	During	Overseen	Trustee During
Name, Address and Age	Funds	Time Served(2)	Past 5 Years	by Trustee	Past 5 Years

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business-University of Michigan (since 8/66).	12	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08); Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01–6/09); Dean, Macomb Community College (9/97–6/09).	12	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04–1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

49

Munder Index 500 Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

				Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
		Office(1) and	Occupation(s)	Complex	Held by
	Position(s) with the Munder	Length of	During	Overseen	Trustee During
Name, Address and Age	Funds	Time Served(2)	Past 5 Years	by Trustee	Past 5 Years

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (since 3/04); Canadian Royalties Inc. (6/09 to 3/10).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

50

Munder Index 500 Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Term of
	Position(s) with	Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	President and Principal Executive Officer	through 2/12; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/12; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Vice President and Principal Financial Officer	through 2/12; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 6/07).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Treasurer and Principal Accounting Officer	through 2/12; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

51

Munder Index 500 Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Term of
	Position(s) with	Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Assistant Treasurer	through 2/12; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 35	Assistant Treasurer	through 2/12; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Assistant Secretary	through 2/12; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Assistant Secretary	through 2/12; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/12; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

52

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53

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

SUB-ADVISOR

World Asset Management, Inc.
255 East Brown Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNINDEX 611

ANNUAL REPORT
June 30, 2011

Munder International
Equity Fund
Class Y, A, B, C & K Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds® Letter to Shareholders (Unaudited)

DEAR SHAREHOLDER:

The broad stock market, measured by the Russell 3000® Index, which spans the capitalization ranges of the market, had strong performance for the year ended June 30, 2011. The Index returned 32.37% for the twelve-month time period. Strong performance during the first nine months of the time period more than offset flat to slightly negative returns for the April through June quarter.

According to the Russell family of indices, mid-cap stocks represented the “sweet spot” of the market, with the Russell Midcap® Index posting a 38.47% return. The Russell 2000® Index, a benchmark of small-cap stocks, was only slightly behind, with a return of 37.41%, while the large-cap Russell 1000® Index posted a 31.93% return. For the one-year time period, growth stocks outperformed value stocks. Growth stocks are those with higher than average anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market.

International stock markets, as measured by the MSCI ACWI (All Country World Index) Index ex-U.S., also had strong performance, with the Index posting a 30.27% return for the year ended June 30, 2011. The Index followed the same pattern as the U.S. market: strong performance for the first three quarters of the twelve-month time period and then flat to negative performance for the April through June quarter.

While the U.S. fixed income market had positive performance for the twelve months ended June 30, 2011, it lagged significantly behind the stock market. The Barclays Capital U.S. Aggregate Bond Index, a measure of the broad fixed income market, posted a 3.90% return for the year. The U.S. Treasury sector of the market had the weakest performance, while the commercial mortgage-backed (CMBS) sector had the strongest returns, followed by the corporate and mortgage-backed (MCS) sectors. Among investment grade securities, lower quality securities had the best performance. AAA rated securities posted a 3.05% return for the twelve-months ended June 30, 2011, while securities with a BBB rating had an 8.39% return.

In managing each of the Munder equity and fixed income funds, we pay careful attention to both risk and return, with the goal of earning competitive returns with acceptable levels of risk. We believe this is an important part of fund management, given the inherent volatility of the financial markets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,
James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
10	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Statements of Changes in Net Assets — Capital Stock Activity
16	Financial Highlights
21	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Notes to Financial Statements — Unaudited

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance (Unaudited)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. A substantial portion of the Fund’s assets is invested in securities of Japanese and U.K. issuers; therefore, adverse market conditions impacting those countries may have a more pronounced effect on the Fund.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2011. The following pie chart illustrates the allocation of the Fund’s investments by country. A complete list of holdings as of June 30, 2011 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 COUNTRY ALLOCATION*

*	Country classification is based on the country in which the issuer’s headquarters is located. In the case of investments in investment companies, including exchange-traded funds, country classification is based on the country exposure represented by the investment company, which may be “multi-country.”

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2011. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Peter Collins and Brian Kozeliski

International stock markets displayed the same strong performance as the U.S. market during the twelve months ended June 30, 2011, with the MSCI EAFE Index (Europe, Australasia, Far East) (net dividends) posting a 30.36% return. The Fund had strong absolute and relative performance for the one-year time period, with its 33.46% return besting both its MSCI EAFE benchmark and the 31.26% median return for the Lipper universe of international multi-cap value mutual funds.

The strong relative performance of the Fund was largely due to the strength of the Fund’s holdings across the majority of its sectors. Stock selection in the consumer discretionary sector alone added more than 2.5 percentage points to the Fund’s relative strength. Other particularly strong sectors included utilities, financials, energy and consumer staples. In contrast, the Fund’s industrials, telecommunication services and health care sectors showed relative weakness. In terms of countries, the greatest relative strength was seen in the Fund’s Japanese holdings, followed by German, Hong Kong, Swiss and U.K. holdings.

The relative weakness of the Fund’s industrials sector was largely due to an overweight in Kawasaki Kisen Kaisha, Ltd., a Japanese marine transportation company that was eliminated from the Fund in February, as well as the lack of a position in Siemens AG, a German engineering conglomerate. A position in Mitsubishi Corp. (1.1% of the Fund), Japan’s largest general trading company, which was not represented in the Fund’s benchmark, also held back the relative performance of the sector. Nippon Telegraph & Telephone Corp. (1.5%) detracted from relative returns in the Fund’s telecommunication services sector, while a position in AstraZeneca PLC (2.1%), a U.K. pharmaceutical company, contributed to the relative weakness of the health care sector. Neither stock was represented in the Fund’s MSCI EAFE benchmark.

Turning to the sectors of the Fund that exhibited relative strength, an overweight in Volkswagen AG (4.3%), the German auto manufacturer, added over 1.5 percentage points to the relative performance of the Fund’s consumer discretionary sector. An overweight in The Swatch Group AG (2.1%), a Swiss manufacturer of watches and jewelry, also boosted returns in the sector. In the Fund’s utilities sector, relative strength was largely due to the lack of a position in Tokyo Electric Power Co., Inc., whose stock price fell by over 80% during the year ended June 30, and by an overweight in Enel S.p.A. (1.7%), an Italian electric utility.

Positions in Lloyds Banking Group PLC, which was eliminated from the Fund in February, and ING Groep N.V. (1.2%), a financial institution headquartered in the Netherlands offering banking, insurance and asset management services, contributed to the relative strength of the Fund’s financials sector. Neither of these stocks was represented in the Fund’s MSCI EAFE benchmark. Performance in the sector was also boosted by an underweight in HSBC Holdings PLC (0.1%).

The relative strength of the Fund’s energy sector was due in part to an overweight in Caltex Australia Ltd. (1.3%), an oil and gas refiner, and positions in two integrated oil & gas companies: BP PLC (1.9%) and Royal Dutch Shell PLC (3.4%). Neither BP nor Royal Dutch were represented in the Fund’s MSCI EAFE benchmark. An overweight

iii

in Wesfarmers Ltd. (1.0%), an Australian retailer with operations in a number of areas including home improvement and office supplies, insurance, and food, liquor and convenience stores, as well as a coal & energy and manufacturing, was a positive for the relative performance of the Fund’s consumer staples sector. Positions in British American Tobacco PLC (2.0%) and Leroey Seafood Group ASA (0.8%), a Norwegian processor and distributor of seafood, also had a positive impact on the sector’s relative returns. Neither company was represented in the Fund’s benchmark.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate; however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors). You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of international multi-cap value funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns (Unaudited)

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder International Equity Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	10-YEAR GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/11
					Lipper
					International
					Multi-Cap
				MSCI EAFE	Value
Class and	With		Without	Index	Funds
Inception Date	Load		Load	(Net Dividends)*	Median**

CLASS Y 12/1/91	N/A		$17,175	$17,347	$17,671

CLASS A 11/30/92	$15,812	#	16,735	17,347	17,671

CLASS B 3/9/94	N/A		15,783	17,347	17,671

CLASS C 9/29/95	N/A		15,543	17,347	17,671

CLASS K 11/23/92	N/A		16,740	17,347	17,671

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors). Index comparative returns commence on 7/1/01.

**	The Lipper International Multi-Cap Value Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 7/1/01. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/11
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 12/1/91	N/A		33.46%	N/A		1.80%	N/A		5.56%	N/A		6.40%

CLASS A 11/30/92	25.99%	#	33.28%	0.40%	#	1.55%	4.69%	#	5.28%	5.83%	#	6.15%

CLASS B 3/9/94	27.22%	†	32.22%	0.46%	†	0.78%	N/A		4.67%	N/A		4.75%

CLASS C 9/29/95	31.26%	†	32.26%	N/A		0.80%	N/A		4.51%	N/A		4.45%

CLASS K 11/23/92	N/A		33.19%	N/A		1.55%	N/A		5.29%	N/A		6.22%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C and K Shares during the fiscal year ended 6/30/10 were 1.47%, 1.73%, 2.49%, 2.49% and 1.73%, respectively. Expenses for the fiscal year ended 6/30/11 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y Shares during the 1991-1996 calendar years and the Fund’s Class A, B, C and K Shares during the 1992-1996 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. Total returns and yields would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/11	6/30/11	1/1/11-6/30/11	Ratio

Actual
Class Y	$1,000.00	$1,056.80	$8.11	1.59%
Class A	$1,000.00	$1,056.10	$9.38	1.84%
Class B	$1,000.00	$1,051.50	$13.17	2.59%
Class C	$1,000.00	$1,052.30	$13.18	2.59%
Class K	$1,000.00	$1,055.40	$9.38	1.84%

Hypothetical
Class Y	$1,000.00	$1,016.91	$7.95	1.59%
Class A	$1,000.00	$1,015.67	$9.20	1.84%
Class B	$1,000.00	$1,011.95	$12.92	2.59%
Class C	$1,000.00	$1,011.95	$12.92	2.59%
Class K	$1,000.00	$1,015.67	$9.20	1.84%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder International Equity Fund

Portfolio of Investments, June 30, 2011

Shares		Value(a),(c)

COMMON STOCKS — 94.9%
Australia — 7.5%
67,675	Adelaide Brighton Ltd	$224,892
27,834	AMP Ltd	146,576
11,550	Ansell Ltd	175,863
16,600	Ausdrill Ltd	59,280
875	BHP Billiton Ltd, ADR (b)	82,801
22,475	Boral Ltd	106,510
72,825	Caltex Australia Ltd	921,472
27,550	Challenger Ltd/AU	145,131
7,225	Coca-Cola Amatil Ltd	88,653
4,800	Commonwealth Bank of Australia	270,153
34,038	Echo Entertainment Group Ltd †,(b)	150,046
18,250	Iress Market Technology Ltd	176,720
105,550	Metcash Ltd	470,400
14,400	National Australia Bank Ltd	397,301
12,300	OneSteel Ltd	24,514
31,797	Qantas Airways Ltd †	63,028
21,217	QBE Insurance Group Ltd	393,894
4,325	Sonic Healthcare Ltd	59,669
37,575	Suncorp Group Ltd	329,106
34,038	TABCORP Holdings Ltd	120,570
20,678	Wesfarmers Ltd	708,640
475	Westpac Banking Corp, ADR (b)	57,076

		5,172,295

Austria — 1.0%
1,600	Erste Group Bank AG	83,807
1,825	Vienna Insurance Group AG Wiener Versicherung Gruppe	100,313
8,625	Voestalpine AG	476,106

		660,226

Belgium — 1.1%
5,650	Delhaize Group SA	423,607
22,113	Dexia SA †	68,804
6,100	KBC Groep NV	239,615

		732,026

Denmark — 0.0%#
1,300	H Lundbeck A/S	34,218

Finland — 1.4%
6,000	Fortum OYJ	173,765
25,625	Huhtamaki OYJ	327,389

See Notes to Financial Statements.

1

Munder International Equity Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)
Finland (Continued)
200	Kesko OYJ, B Shares †	$9,309
26,975	UPM-Kymmene OYJ, ADR (b)	494,452

		1,004,915

France — 10.1%
7,045	AXA SA	159,950
16,700	AXA SA, ADR (b)	380,426
5,560	BNP Paribas SA	428,818
8,200	BNP Paribas SA, ADR (b)	316,930
6,125	Cap Gemini SA	358,862
7,200	Casino Guichard Perrachon SA	678,697
16,150	CNP Assurances	352,136
9,442	Credit Agricole SA	142,005
13,600	France Telecom SA, ADR (b)	289,544
3,475	GDF Suez	127,174
7,659	GDF Suez, ADR (b)	281,468
12,400	Plastic Omnium SA	403,716
1,100	PPR	195,899
2,127	Sanofi	170,956
8,698	Sanofi, ADR (b)	349,399
925	SCOR SE	26,283
8,185	Total SA, ADR (b)	473,420
23,087	Vinci SA	1,478,904
12,025	Vivendi SA	334,398

		6,948,985

Germany — 6.6%
1,019	Allianz SE	142,372
39,475	Allianz SE, ADR (b)	553,440
2,450	BASF SE	239,758
1,200	Deutsche Bank AG	70,906
6,350	Deutsche Bank AG, GRS (b)	376,174
34,888	Deutsche Telekom AG	547,222
16,725	E.ON AG	474,789
13,275	E.ON AG, ADR (b)	377,541
839	Heidelberger Druckmaschinen AG †	3,016
4,725	Muenchener Rueckversicherungs AG	721,343
3,225	RWE AG	178,486
1,025	Stada Arzneimittel AG	40,077
4,425	Volkswagen AG	812,993

		4,538,117

See Notes to Financial Statements.

2

Shares		Value(a),(c)

Greece — 1.2%
15,600	Motor Oil Hellas Corinth Refineries SA	$191,937
45,175	Public Power Corp SA	648,202

		840,139

Hong Kong — 1.8%
11,600	Cathay Pacific Airways Ltd	26,980
180,825	Champion REIT	101,653
45,800	Chaoda Modern Agriculture Holdings Ltd	19,768
209,875	Dah Chong Hong Holdings Ltd	249,789
1,875	Hang Seng Bank Ltd	29,987
825	Hopson Development Holdings Ltd	749
54,900	Hutchison Whampoa Ltd	595,225
127,325	NWS Holdings Ltd	170,609
98,925	TPV Technology Ltd	50,665

		1,245,425

Ireland — 0.6%
4,500	Smurfit Kappa Group PLC †	53,669
105,000	United Drug PLC	359,687

		413,356

Israel — 0.8%
2,425	Delek Group Ltd	545,666

Italy — 3.7%
180,400	Enel SpA	1,178,336
20,611	ENI SpA	488,614
80,300	Intesa Sanpaolo SpA	213,549
13,750	Mediolanum SpA	63,491
121,050	Telecom Italia SpA	140,878
25,850	Telecom Italia SpA, Ordinary Shares, ADR (b)	359,315
2,361	Telecom Italia SpA, Saving Shares, ADR (b)	27,482
47,201	UniCredit SpA	99,836

		2,571,501

Japan — 20.8%
7,050	Aeon Co Ltd	85,090
6,399	Canon Inc, ADR (b)	304,528
425	Daito Trust Construction Co Ltd	36,094
52,800	DIC Corp	125,584
92,300	Fujitsu Ltd	527,530
170,500	Furukawa-Sky Aluminum Corp	610,589
4,600	Fuyo General Lease Co Ltd	156,306
300	Hanwa Co Ltd	1,330

See Notes to Financial Statements.

3

Munder International Equity Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)
Japan (Continued)
20,000	Hitachi Ltd, ADR (b)	$1,191,200
4,200	Honda Motor Co Ltd, ADR (b)	162,162
143,450	ITOCHU Corp	1,492,193
400	Kyowa Hakko Kirin Co Ltd	3,816
207,700	Marubeni Corp	1,380,412
8,225	MEIJI Holdings Co Ltd	346,610
875	Miraca Holdings Inc	35,499
120,400	Mitsubishi Chemical Holdings Corp	854,090
15,425	Mitsubishi Corp, ADR (b)	769,091
10,175	Mitsubishi UFJ Financial Group Inc, ADR (b)	49,145
1,313,075	Mizuho Financial Group Inc	2,164,753
48,500	Nichirei Corp	207,432
263,575	Nippon Light Metal Co Ltd	544,274
8,100	Nippon Paper Group Inc	180,177
43,750	Nippon Telegraph & Telephone Corp, ADR (b)	1,057,875
70,775	Nissan Motor Co Ltd	742,944
25,000	NOF Corp	109,889
34,750	NTT DoCoMo Inc, ADR (b)	622,373
14,275	Rengo Co Ltd	94,566
2,600	Ricoh Co Ltd, ADR (b)	144,248
1,800	Seven & I Holdings Co Ltd	48,423
1,275	Sumitomo Mitsui Financial Group Inc	39,239
17,875	Tosoh Corp	71,845
21,275	Toyo Ink SC Holdings Co Ltd	102,720
17,000	Yokohama Rubber Co Ltd/The	98,019

		14,360,046

Netherlands — 5.2%
66,275	ING Groep NV, ADR †,(b)	819,822
14,658	Mediq NV	282,635
19,875	Royal Dutch Shell PLC, Class A, ADR (b)	1,413,709
13,410	Royal Dutch Shell PLC, Class B, ADR (b)	962,167
3,975	Unilever NV, NYR (b)	130,579

		3,608,912

New Zealand — 0.8%
471,400	Air New Zealand Ltd	438,384
16,675	Fletcher Building Ltd	119,289

		557,673

See Notes to Financial Statements.

4

Shares		Value(a),(c)

Norway — 1.2%
16,325	Atea ASA	$171,728
6,750	DnB NOR ASA	94,089
22,200	Leroey Seafood Group ASA	522,585
14,000	STX OSV Holdings Ltd	15,921

		804,323

Portugal — 0.2%
44,775	EDP — Energias de Portugal SA	158,961

Singapore — 0.7%
9,325	Jardine Cycle & Carriage Ltd	327,743
67,725	Neptune Orient Lines Ltd/Singapore	84,732
10,700	Venture Corp Ltd	74,500

		486,975

Spain — 4.5%
2,400	Almirall SA	25,793
31,278	Banco Bilbao Vizcaya Argentaria SA, ADR (b)	367,204
98,970	Banco Santander SA, ADR †,(b)	1,139,145
600	Endesa SA	19,979
16,225	Fomento de Construcciones y Contratas SA	494,716
11,500	Gas Natural SDG SA	241,106
63,850	Mapfre SA	236,823
11,825	Repsol YPF SA	410,550
7,325	Telefonica SA, ADR (b)	179,389

		3,114,705

Sweden — 2.1%
13,575	Boliden AB	250,939
4,000	Meda AB, A Shares	43,510
39,725	Peab AB	283,751
37,875	Svenska Cellulosa AB, B Shares	533,311
18,550	Swedbank AB, Class A	311,562

		1,423,073

Switzerland — 7.3%
1,200	Credit Suisse Group AG †	46,642
125	Galenica AG	79,938
125	Helvetia Holding AG	53,526
6,950	Holcim Ltd	524,513
7,925	Nestle SA, ADR (b)	494,362
3,186	Novartis AG	195,166
16,657	Novartis AG, ADR (b)	1,017,909
25	Roche Holding AG	4,182

See Notes to Financial Statements.

5

Munder International Equity Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)
Switzerland (Continued)
16,300	Swatch Group AG/The	$1,463,837
2,125	Swiss Life Holding AG †	348,400
32,675	Zurich Financial Services AG, ADR (b)	827,985

		5,056,460

United Kingdom — 16.3%
29,525	AstraZeneca PLC, ADR (b)	1,478,317
131,757	Aviva PLC	927,716
56,850	Barclays PLC, ADR (b)	934,046
50,851	BP PLC	374,670
21,500	BP PLC, ADR (b)	952,235
9,350	British American Tobacco PLC	409,842
11,025	British American Tobacco PLC, ADR (b)	970,200
1,800	Computacenter PLC	13,868
44,400	Dairy Crest Group PLC	263,670
160,300	DS Smith PLC	645,476
7,700	Firstgroup PLC	42,140
16,968	GlaxoSmithKline PLC	363,296
12,736	GlaxoSmithKline PLC, ADR (b)	546,374
37,625	Greene King PLC	294,334
72,900	Home Retail Group PLC	191,382
1,922	HSBC Holdings PLC, ADR (b)	95,370
3,025	Imperial Tobacco Group PLC, ADR (b)	201,374
30,940	Inchcape PLC	207,530
4,450	Johnson Matthey PLC	140,421
24,075	Mondi PLC	239,762
181,475	Old Mutual PLC	388,568
164,100	Premier Foods PLC †	50,103
4,400	Rexam PLC, ADR (b)	138,600
32,600	Royal Bank of Scotland Group PLC, ADR †,(b)	405,870
106,025	Stagecoach Group PLC	434,452
21,494	Vodafone Group PLC, ADR (b)	574,320

		11,283,936

TOTAL COMMON STOCKS
(Cost $53,930,968)		65,561,933

See Notes to Financial Statements.

6

Shares		Value(a),(c)

PREFERRED STOCK — 3.1%
(Cost $601,517)
Germany — 3.1%
10,300	Volkswagen AG	$2,123,604

INVESTMENT COMPANIES — 2.1%
Multi-Country — 1.2%
3,850	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (b)	159,121
18,200	Vanguard MSCI EAFE ETF (b)	693,056

		852,177

United States — 0.9%
596,626	State Street Institutional Liquid Reserves Fund (b)	596,626

TOTAL INVESTMENT COMPANIES
(Cost $1,377,472)		1,448,803

TOTAL INVESTMENTS
(Cost $55,909,957)	100.1%	69,134,340
OTHER ASSETS AND LIABILITIES (Net)	(0.1)	(82,416)

NET ASSETS	100.0%	$69,051,924

#	Amount is less than 0.05% of net assets.

†	Non-income producing security.

(a)	Unless otherwise indicated, the values of securities of the Fund were determined based on Level 2 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Value for common and preferred stocks that were valued based on level 2 inputs established by ASC Topic 820 represents fair value as of June 30, 2011 determined in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2011 fair valued securities represent $45,166,427, 65.4% of net assets.

ABBREVIATIONS:
ADR	— American Depositary Receipt
GRS	— Global Registered Shares
REIT	— Real Estate Investment Trust
NYR	— New York Registered Shares

See Notes to Financial Statements.

7

Munder International Equity Fund

Portfolio of Investments, June 30, 2011 (continued)

At June 30, 2011, industry diversification of the Fund was as follows:

	% of
	Net Assets	Value

COMMON STOCKS:
Commercial Banks	11.5%	$7,948,304
Oil, Gas & Consumable Fuels	9.0	6,188,776
Insurance	8.9	6,152,348
Pharmaceuticals	6.2	4,273,013
Trading Companies & Distributors	5.3	3,643,025
Electric Utilities	4.4	3,031,572
Diversified Telecommunication Services	3.8	2,601,704
Food & Staples Retailing	3.5	2,424,168
Construction & Engineering	3.3	2,257,371
Metals & Mining	3.0	2,048,503
Food Products	2.9	2,035,108
Automobiles	2.5	1,718,100
Chemicals	2.4	1,644,308
Tobacco	2.3	1,581,416
Textiles, Apparel & Luxury Goods	2.1	1,463,837
Paper & Forest Products	2.1	1,447,702
Industrial Conglomerates	1.9	1,311,501
Electronic Equipment & Instruments	1.8	1,265,700
Containers & Packaging	1.8	1,259,700
Wireless Telecommunication Services	1.7	1,196,692
Diversified Financial Services	1.6	1,121,258
Construction Materials	1.4	975,204
Health Care Providers & Services	1.2	817,427
Distributors	1.1	785,063
Information Technology Services	1.0	721,178
Multi-Utilities	0.9	587,129
Computers & Peripherals	0.8	578,195
Hotels, Restaurants & Leisure	0.8	564,949
Airlines	0.8	528,392
Auto Components	0.7	501,735
Capital Markets	0.7	493,722
Road & Rail	0.7	476,592
Office Electronics	0.7	448,776
Media	0.5	334,398
Gas Utilities	0.3	241,106
Multiline Retail	0.3	195,899
Internet & Catalog Retail	0.3	191,381
Health Care Equipment & Supplies	0.3	175,863
Real Estate Investment Trusts (REITs)	0.1	101,653

See Notes to Financial Statements.

8

	% of
	Net Assets	Value

Beverages	0.1%	$88,653
Marine	0.1	84,732
Real Estate Management & Development	0.1	36,843
Machinery	0.0 #	18,937

TOTAL COMMON STOCKS	94.9	65,561,933
PREFERRED STOCK	3.1	2,123,604
INVESTMENT COMPANIES	2.1	1,448,803

TOTAL INVESTMENTS	100.1	69,134,340
OTHER ASSETS AND LIABILITIES (NET)	(0.1)	(82,416)

NET ASSETS	100.0%	$69,051,924

#	Amount represents less than 0.05% of net assets.

See Notes to Financial Statements.

9

Munder International Equity Fund

Statement of Assets and Liabilities, June 30, 2011

ASSETS:
Investments, at value (see accompanying schedule)	$69,134,340
Foreign currency, at value	89,071
Dividends and interest receivable	202,440
Receivable for Fund shares sold	19,899
Prepaid expenses and other assets	53,027

Total Assets	69,498,777

LIABILITIES:
Due to custodian	59
Payable for Fund shares redeemed	138,721
Trustees’ fees and expenses payable	203,509
Custody fees payable	17,610
Transfer agency/record keeping fees payable	11,759
Administration fees payable	9,212
Distribution and shareholder servicing fees payable — Class A, B and C Shares	4,780
Shareholder servicing fees payable — Class K Shares	2,810
Investment advisory fees payable	1,397
Accrued expenses and other payables	56,996

Total Liabilities	446,853

NET ASSETS	$69,051,924

Investments, at cost	$55,909,957

Foreign currency, at cost	$88,456

See Notes to Financial Statements.

10

NET ASSETS consist of:
Undistributed net investment income	$1,276,092
Accumulated net realized loss on investments sold	(35,771,047)
Net unrealized appreciation of investments	13,236,071
Paid-in capital	90,310,808

$69,051,924

NET ASSETS:
Class Y Shares	$42,191,216

Class A Shares	$11,731,439

Class B Shares	$776,358

Class C Shares	$2,158,025

Class K Shares	$12,194,886

SHARES OUTSTANDING:
Class Y Shares	2,798,794

Class A Shares	789,571

Class B Shares	55,047

Class C Shares	151,066

Class K Shares	821,092

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$15.07

CLASS A SHARES:
Net asset value and redemption price per share	$14.86

Maximum sales charge	5.50%
Maximum offering price per share	$15.72

CLASS B SHARES:
Net asset value and offering price per share*	$14.10

CLASS C SHARES:
Net asset value and offering price per share*	$14.29

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$14.85

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

11

Munder International Equity Fund

Statement of Operations, For the Year Ended June 30, 2011

INVESTMENT INCOME:
Interest	$813
Dividends(a)	2,571,221

Total Investment Income	2,572,034

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	28,555
Class B Shares	9,065
Class C Shares	22,588
Shareholder servicing fees:
Class K Shares	37,602
Investment advisory fees	559,960
Custody fees	125,753
Administration fees	122,233
Transfer agency/record keeping fees	91,711
Trustees’ fees and expenses	87,774
Registration and filing fees	64,493
Legal and audit fees	50,201
Other	62,326

Total Expenses	1,262,261

NET INVESTMENT INCOME	1,309,773

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	2,093,123
Foreign currency-related transactions	(595)
Net change in unrealized appreciation/(depreciation) of:
Securities	18,109,389
Foreign currency-related transactions	14,937

Net realized and unrealized gain on investments	20,216,854

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,526,627

(a)	Net of foreign withholding taxes of $251,681.

See Notes to Financial Statements.

12

Munder International Equity Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Net investment income	$1,309,773	$1,311,273
Net realized gain/(loss) from security transactions and foreign currency-related transactions	2,092,528	(11,088,545)
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	18,124,326	17,353,390

Net increase in net assets resulting from operations	21,526,627	7,576,118
Dividends to shareholders from net investment income:
Class Y Shares	(1,139,561)	(2,476,625)
Class A Shares	(269,061)	(466,199)
Class B Shares	(14,730)	(56,030)
Class C Shares	(36,743)	(105,630)
Class K Shares	(335,551)	(897,593)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(11,649,663)	(57,661,657)
Class A Shares	(695,295)	(3,162,626)
Class B Shares	(402,536)	(633,583)
Class C Shares	(405,757)	(401,556)
Class K Shares	(6,786,648)	(6,062,202)
Short-term trading fees	336	982

Net decrease in net assets	(208,582)	(64,346,601)
NET ASSETS:
Beginning of year	69,260,506	133,607,107

End of year	$69,051,924	$69,260,506

Undistributed net investment income	$1,276,092	$1,720,372

See Notes to Financial Statements.

13

Munder International Equity Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Amount
Class Y Shares:
Sold	$4,312,951	$6,029,898
Issued as reinvestment of dividends	957,725	2,231,536
Redeemed	(16,920,339)	(65,923,091)

Net decrease	$(11,649,663)	$(57,661,657)

Class A Shares:
Sold*	$1,720,006	$3,503,544
Issued as reinvestment of dividends	209,960	381,155
Redeemed	(2,625,261)	(7,047,325)

Net decrease	$(695,295)	$(3,162,626)

Class B Shares:
Sold	$23,365	$106,529
Issued as reinvestment of dividends	11,171	43,174
Redeemed*	(437,072)	(783,286)

Net decrease	$(402,536)	$(633,583)

Class C Shares:
Sold	$82,514	$275,456
Issued as reinvestment of dividends	23,234	67,779
Redeemed	(511,505)	(744,791)

Net decrease	$(405,757)	$(401,556)

Class K Shares:
Sold	$87,487	$700,304
Issued as reinvestment of dividends	36,037	71,675
Redeemed	(6,910,172)	(6,834,181)

Net decrease	$(6,786,648)	$(6,062,202)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

14

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Shares
Class Y Shares:
Sold	305,962	437,685
Issued as reinvestment of dividends	67,115	161,238
Redeemed	(1,187,895)	(5,110,790)

Net decrease	(814,818)	(4,511,867)

Class A Shares:
Sold*	120,913	260,920
Issued as reinvestment of dividends	14,901	27,903
Redeemed	(188,013)	(516,903)

Net decrease	(52,199)	(228,080)

Class B Shares:
Sold	1,779	8,362
Issued as reinvestment of dividends	832	3,313
Redeemed*	(32,805)	(61,155)

Net decrease	(30,194)	(49,480)

Class C Shares:
Sold	5,921	20,012
Issued as reinvestment of dividends	1,710	5,139
Redeemed	(37,697)	(58,355)

Net decrease	(30,066)	(33,204)

Class K Shares:
Sold	5,943	55,687
Issued as reinvestment of dividends	2,559	5,251
Redeemed	(494,668)	(497,817)

Net decrease	(486,166)	(436,879)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

15

Munder International Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

Net asset value, beginning of period	$11.58	$11.90	$17.91	$22.28	$18.14

Income/(loss) from investment operations:
Net investment income	0.27	0.21	0.35	0.53	0.48
Net realized and unrealized gain/(loss) on investments	3.58	0.12	(5.20)	(3.24)	4.61

Total from investment operations	3.85	0.33	(4.85)	(2.71)	5.09

Less distributions:
Dividends from net investment income	(0.36)	(0.65)	(0.52)	(0.38)	(0.31)
Distributions from net realized gains	—	—	(0.64)	(1.28)	(0.64)

Total distributions	(0.36)	(0.65)	(1.16)	(1.66)	(0.95)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$15.07	$11.58	$11.90	$17.91	$22.28

Total return(d)	33.46%	1.90%	(28.20)%	(13.09)%	28.81%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$42,191	$41,828	$96,669	$130,837	$146,336
Ratio of operating expenses to average net assets	1.56%	1.45%	1.22%	1.14%	1.19%
Ratio of net investment income to average net assets	1.88%	1.58%	2.96%	2.70%	2.39%
Portfolio turnover rate	23%	48%	45%	31%	51%
Ratio of operating expenses to average net assets without expense waivers	1.56%	1.45%	1.22%	1.14%	1.19%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 1, 1991 and November 30, 1992.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

A Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

$11.41	$11.73	$17.70	$22.05	$17.97

0.24	0.18	0.31	0.48	0.43

3.54	0.12	(5.14)	(3.21)	4.55

3.78	0.30	(4.83)	(2.73)	4.98

(0.33)	(0.62)	(0.50)	(0.34)	(0.26)
—	—	(0.64)	(1.28)	(0.64)

(0.33)	(0.62)	(1.14)	(1.62)	(0.90)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$14.86	$11.41	$11.73	$17.70	$22.05

33.28%	1.66%	(28.45)%	(13.30)%	28.48%

$11,731	$9,607	$12,554	$22,568	$23,553

1.81%	1.71%	1.46%	1.39%	1.44%

1.74%	1.36%	2.65%	2.46%	2.14%
23%	48%	45%	31%	51%

1.81%	1.71%	1.46%	1.39%	1.44%

See Notes to Financial Statements.

17

Munder International Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

Net asset value, beginning of period	$10.84	$11.17	$16.96	$21.23	$17.32

Income/(loss) from investment operations:
Net investment income	0.12	0.07	0.20	0.29	0.30
Net realized and unrealized gain/(loss) on investments	3.36	0.11	(4.91)	(3.06)	4.37

Total from investment operations	3.48	0.18	(4.71)	(2.77)	4.67

Less distributions:
Dividends from net investment income	(0.22)	(0.51)	(0.44)	(0.22)	(0.12)
Distributions from net realized gains	—	—	(0.64)	(1.28)	(0.64)

Total distributions	(0.22)	(0.51)	(1.08)	(1.50)	(0.76)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$14.10	$10.84	$11.17	$16.96	$21.23

Total return(d)	32.22%	0.83%	(28.90)%	(13.98)%	27.50%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$776	$924	$1,504	$3,875	$5,468
Ratio of operating expenses to average net assets	2.56%	2.47%	2.20%	2.14%	2.19%
Ratio of net investment income to average net assets	0.87%	0.55%	1.74%	1.53%	1.53%
Portfolio turnover rate	23%	48%	45%	31%	51%
Ratio of operating expenses to average net assets without expense waivers	2.56%	2.47%	2.20%	2.14%	2.19%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on March 9, 1994 and September 29, 1995, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

18

C Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

$10.98	$11.30	$17.15	$21.45	$17.49

0.13	0.09	0.21	0.30	0.30

3.40	0.10	(4.98)	(3.10)	4.42

3.53	0.19	(4.77)	(2.80)	4.72

(0.22)	(0.51)	(0.44)	(0.22)	(0.12)
—	—	(0.64)	(1.28)	(0.64)

(0.22)	(0.51)	(1.08)	(1.50)	(0.76)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$14.29	$10.98	$11.30	$17.15	$21.45

32.26%	0.92%	(28.97)%	(13.92)%	27.52%

$2,158	$1,989	$2,422	$5,364	$7,093

2.56%	2.47%	2.21%	2.14%	2.19%

0.94%	0.66%	1.79%	1.57%	1.55%
23%	48%	45%	31%	51%

2.56%	2.47%	2.21%	2.14%	2.19%

See Notes to Financial Statements.

19

Munder International Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

Net asset value, beginning of period	$11.41	$11.73	$17.70	$22.05	$17.96

Income/(loss) from investment operations:
Net investment income	0.22	0.18	0.29	0.47	0.42
Net realized and unrealized gain/(loss) on investments	3.55	0.12	(5.12)	(3.20)	4.57

Total from investment operations	3.77	0.30	(4.83)	(2.73)	4.99

Less distributions:
Dividends from net investment income	(0.33)	(0.62)	(0.50)	(0.34)	(0.26)
Distributions from net realized gains	—	—	(0.64)	(1.28)	(0.64)

Total distributions	(0.33)	(0.62)	(1.14)	(1.62)	(0.90)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$14.85	$11.41	$11.73	$17.70	$22.05

Total return(d)	33.19%	1.66%	(28.41)%	(13.31)%	28.50%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$12,195	$14,913	$20,457	$56,416	$65,175
Ratio of operating expenses to average net assets	1.80%	1.71%	1.45%	1.39%	1.44%
Ratio of net investment income to average net assets	1.56%	1.36%	2.44%	2.38%	2.11%
Portfolio turnover rate	23%	48%	45%	31%	51%
Ratio of operating expenses to average net assets without expense waivers	1.80%	1.71%	1.45%	1.39%	1.44%

(a)	Class K Shares of the Fund commenced operations on November 23, 1992.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

20

Munder International Equity Fund

Notes to Financial Statements, June 30, 2011

1.	Organization

As of June 30, 2011, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder International Equity Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various

21

Munder International Equity Fund

Notes to Financial Statements, June 30, 2011 (continued)

pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, significant event fair value factors, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder International Equity Fund

Notes to Financial Statements, June 30, 2011 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2011:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$23,967,913
Level 2 — Other Significant Observable Inputs	45,166,427
Level 3 — Significant Unobservable Inputs	—

Total	$69,134,340

Securities or other financial instruments that transfer between levels during the fiscal year are treated as though the transfer occurred at the beginning of the fiscal year.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency exchange spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency

23

Munder International Equity Fund

Notes to Financial Statements, June 30, 2011 (continued)

exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency exchange spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: Prior to October 30, 2010, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. Fees collected (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that

24

Munder International Equity Fund

Notes to Financial Statements, June 30, 2011 (continued)

would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2011.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2008.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”), is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% of the value of its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2011, the Advisor earned $122,233 before payment of sub-administration fees and $81,648 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2011, the Fund paid an annual effective rate of 0.1637% for administrative services.

As of June 30, 2011, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the Fund. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $5,008 for its administrative, record keeping and other related services provided to the Fund for the year ended June 30, 2011.

25

Munder International Equity Fund

Notes to Financial Statements, June 30, 2011 (continued)

Each Trustee is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For services rendered prior to January 1, 2011, each Trustee was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee of MST and MST II, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any fund, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2011, no officer, director or employee of the Advisor, Comerica or any of their affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

26

Munder International Equity Fund

Notes to Financial Statements, June 30, 2011 (continued)

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2011, the Fund paid $367 to Comerica Securities and $34,713 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, C and K shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $16,815,668 and $36,358,895, respectively, for the year ended June 30, 2011.

At June 30, 2011, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $16,260,989, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $3,134,986 and net appreciation for Federal income tax purposes was $13,126,003. At June 30, 2011, aggregate cost for Federal income tax purposes was $56,008,337.

6.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

7.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the

27

Munder International Equity Fund
 Notes to Financial Statements, June 30, 2011 (continued)

Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the year ended June 30, 2011, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2011, total commitment fees for the Fund were $966.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2011, permanent differences resulting primarily from foreign currency gains and losses, fair fund settlements, passive foreign investment company gains and losses, partnership basis adjustments and expired capital loss carryforwards from a merger were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gains	Capital

$41,593	$4,991,129	$(5,032,722)

28

Munder International Equity Fund
 Notes to Financial Statements, June 30, 2011 (continued)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2011 and June 30, 2010 was as follows:

Ordinary
Income
June 30, 2011	$1,795,646
June 30, 2010	4,002,077

At June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary	Capital Loss	Unrealized
Income	Carryover	Appreciation	Total

$1,419,235	$(35,710,557)	$13,137,691	$(21,153,631)

The differences between book and tax distributable earnings were primarily due to wash sales, passive foreign investment company unreversed inclusions, Lehman Buy-in adjustments and deferred trustees’ fees.

As determined at June 30, 2011, the Fund had available for Federal income tax purposes $35,710,557 of unused capital losses of which $131,987 and $35,578,570 expire in 2017 and 2018, respectively.

The Fund utilized capital loss carryovers during the year ended June 30, 2011 in the amount of $259,751. During the current year $5,014,135 of capital loss carryovers expired unused.

29

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder International Equity Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder International Equity Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder International Equity Fund of Munder Series Trust at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 22, 2011

30

Munder International Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2011

10.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2011, the Fund designated approximately $2,823,715 pursuant to the Internal Revenue Code as qualified dividend income available for reduced tax rates.

The Fund designated $236,694 as foreign taxes paid and $2,780,578 as foreign source income for regular Federal Income Tax purposes.

11.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 16-17, 2011, the Board of Trustees voted unanimously to approve the continuation of

31

Munder International Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2011. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2011 Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

32

Munder International Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the impact of the then current market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2010 and 2011, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided to the Fund by the Advisor during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

33

Munder International Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2010, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2010: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one-, three-, five- and ten-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the three- and five-year periods but trailed the median performance of the Fund’s Lipper peer group for the one- and ten-year periods.

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2011. The Board also considered information provided by the Advisor regarding the impact of the then current market activity and economic conditions on the performance of the Fund.

34

Munder International Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2010, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2011, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and reductions in contractual advisory fees with respect to certain of the Munder Funds in recent years, including reductions in contractual advisory fees with respect to one Munder Fund in 2010 and 2011. With respect to the Fund, no implementation of contractual advisory fee breakpoints nor reductions in the advisory fees for the Fund were made during 2010 and 2011. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

35

Munder International Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2011. In addition, the Board was advised that as of December 31, 2010 the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2011.

36

Munder International Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2011, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

					Other
		Term of		Number of	Directorships
		Office(1) and	Principal Occupation(s)	Portfolios in Fund	Held by Trustee
	Position(s) with	Length of	During Past	Complex Overseen	During Past
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	by Trustee	5 Years

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05).	12	Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Fieldstone Investment Corporation (11/03 to 6/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66).	12	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08); Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).

37

Munder International Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

					Other
		Term of		Number of	Directorships
		Office(1) and	Principal Occupation(s)	Portfolios in Fund	Held by Trustee
	Position(s) with	Length of	During Past	Complex Overseen	During Past
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	by Trustee	5 Years

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	12	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

38

Munder International Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

					Other
		Term of		Number of	Directorships
		Office(1) and	Principal Occupation(s)	Portfolios in Fund	Held by Trustee
	Position(s) with	Length of	During Past	Complex Overseen	During Past
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	by Trustee	5 Years

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (since 3/04); Canadian Royalties Inc. (6/09 to 3/10).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

39

Munder International Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	President and Principal Executive Officer	through 2/12; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/12; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Vice President and Principal Financial Officer	through 2/12; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 6/07).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Treasurer and Principal Accounting Officer	through 2/12; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

40

Munder International Equity Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Assistant Treasurer	through 2/12; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 35	Assistant Treasurer	through 2/12; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Assistant Secretary	through 2/12; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Assistant Secretary	through 2/12; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/12; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

41

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43

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNINTLEQ611

ANNUAL REPORT
June 30, 2011

Munder International
Fund — Core Equity
Class Y, A, C & I Shares

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The Munder Funds® Letter to Shareholders (Unaudited)

DEAR SHAREHOLDER:

The broad stock market, measured by the Russell 3000® Index, which spans the capitalization ranges of the market, had strong performance for the year ended June 30, 2011. The Index returned 32.37% for the twelve-month time period. Strong performance during the first nine months of the time period more than offset flat to slightly negative returns for the April through June quarter.

According to the Russell family of indices, mid-cap stocks represented the “sweet spot” of the market, with the Russell Midcap® Index posting a 38.47% return. The Russell 2000® Index, a benchmark of small-cap stocks, was only slightly behind, with a return of 37.41%, while the large-cap Russell 1000® Index posted a 31.93% return. For the one-year time period, growth stocks outperformed value stocks. Growth stocks are those with higher than average anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market.

International stock markets, as measured by the MSCI ACWI (All Country World Index) Index ex U.S., also had strong performance, with the Index posting a 30.27% return for the year ended June 30, 2011. The Index followed the same pattern as the U.S. market: strong performance for the first three quarters of the twelve-month time period and then flat to negative performance for the April through June quarter.

While the U.S. fixed income market had positive performance for the twelve months ended June 30, 2011, it lagged significantly behind the stock market. The Barclays Capital U.S. Aggregate Bond Index, a measure of the broad fixed income market, posted a 3.90% return for the year. The U.S. Treasury sector of the market had the weakest performance, while the commercial mortgage-backed (CMBS) sector had the strongest returns, followed by the corporate and mortgage-backed (MCS) sectors. Among investment grade securities, lower quality securities had the best performance. AAA rated securities posted a 3.05% return for the twelve-months ended June 30, 2011, while securities with a BBB rating had an 8.39% return.

In managing each of the Munder equity and fixed income funds, we pay careful attention to both risk and return, with the goal of earning competitive returns with acceptable levels of risk. We believe this is an important part of fund management, given the inherent volatility of the financial markets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very truly yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
10	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Statements of Changes in Net Assets — Capital Stock Activity
16	Financial Highlights
19	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Notes to Financial Statements — Unaudited

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance (Unaudited)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2011. The following pie chart illustrates the allocation of the Fund’s investments by country. A complete list of holdings as of June 30, 2011 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 COUNTRY ALLOCATION*

*	Country classification is based on the country classification assigned within the Fund’s benchmark and does not include exposure through holdings of foreign currencies.

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2011. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Remi Browne, Peter Carpenter and Jeffrey Sullivan

As was true of the U.S. stock market, international stock markets had strong performance for the twelve months ended June 30, 2011, with the MSCI ACWI (All Country World Index) Index ex U.S. (net dividends) posting a 29.73% return. The Fund had an even higher return of 32.83% for the one year time period, outperforming both its MSCI benchmark and the 29.98% median return for the Lipper universe of international multi-cap core mutual funds. (Note: The benchmark for the Fund was changed from the MSCI EAFE Index (Europe, Australasia, Far East) to the MSCI ACWI Index ex U.S. in April 2011. In connection with this change, the Fund’s principal investment strategy was changed to primarily invest in securities of companies in countries represented in the MSCI ACWI Index ex U.S. and its limitation on investments in emerging markets countries was removed.)

The Fund’s absolute and relative strength was largely due to the strength of stock selection in the majority of the Fund’s sectors and countries. The materials, financials and utilities sectors each added well over one percentage point to the Fund’s relative performance, and a number of other sectors, including energy, had strong relative returns as well, more than offsetting the weaker results in the consumer staples and industrials sectors. In terms of countries, the largest contribution to the Fund’s relative performance came from its Japanese holdings, as well as holdings in Australia, Hong Kong, Italy and the U.K. In contrast, Singapore holdings showed relative weakness, although this was largely offset by a significant underweight in Singapore stocks.

The two primary detractors from the relative performance of the Fund’s consumer staples sector were Toyo Suisan Kaisha Ltd., a Japanese manufacturer of processed food products that was sold from the Fund in August before the markets rebounded, and an underweight in Nestle S.A. (0.3% of the Fund), a Swiss manufacturer of food products. The relative weakness of the Fund’s industrials sector was due in part to a position in Tata Motors Ltd. (0.5%), an Indian company that was not represented in the Fund’s benchmark, and an underweight in ABB Ltd. (0.4%), a Swiss company focused on power and automation technologies.

Turning to the sectors displaying relative strength for the year ended June 30, 2011, a number of stocks boosted relative returns in the Fund’s materials sector, including a position in Lanxess AG (0.6%), which was not represented in the Fund’s benchmark, and an overweight in BASF SE (1.0%). Both Lanxess and BASF are German chemical companies. Other stocks that were overweighted in the Fund and had a positive impact on relative returns included two Australian metals and mining companies, Rio Tinto Ltd. (1.6%) and BHP Billiton Ltd. (1.1%), and Xstrata PLC (0.8%), the U.K.-traded security of a Swiss metals and mining company.

A number of commercial banks were among the key contributors to relative returns in the Fund’s financials sector. These included Norwegian DnB NOR ASA (0.7%), French BNP Paribas S.A. (1.7%), and Australia & New Zealand Banking Group Ltd. (1.1%), headquartered in Australia. Other stocks that helped to boost the relative returns of the sector included U.K. insurer Aviva PLC (0.8%) and Daito Trust Construction Co. Ltd. (1.0%), a Japanese company involved in a number of real estate

iii

activities, including construction, the management and leasing of real estate, and construction loans and fire reinsurance businesses.

Among the most significant contributors to the strong relative performance of the Fund’s utilities sector were overweights in two electric utilities, Italian Enel S.p.A. (1.0%) and Finnish Fortum OYJ (0.3%). Also boosting the relative strength of the sector were overweights in International Power PLC, a U.K.-based independent power generating company, which was eliminated from the Fund in February, and Snam Rete Gas S.p.A. (0.8%), an Italian gas utility. A significant overweight in Royal Dutch Shell PLC (1.9%) was the main driver of the relative strength in the Fund’s energy sector.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Fund’s primary benchmark was changed from the MSCI EAFE Index to the MSCI ACWI (All Country World Index) Index ex U.S. effective April 18, 2011, because the Advisor believes that the MSCI ACWI Index ex U.S. covers a broader spectrum of the international markets and therefore is an improved representation of international investment opportunities. The MSCI ACWI Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Returns provided for the MSCI ACWI Index ex U.S. and the MSCI EAFE Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors). You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of international multi-cap core funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns (Unaudited)

The following graph represents the performance of Class Y Shares of the Fund since the Fund’s inception. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder International Fund — Core Equity

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION THROUGH 6/30/11
						Lipper
				MSCI	MSCI	International
				ACWI	EAFE	Multi-Cap
Class and	With		Without	Index ex U.S.	Index	Core Funds
Inception Date	Load		Load	(Net Dividends)*	(Net Dividends)*	Median**

CLASS Y 8/16/07	N/A		$7,785	$10,206	$9,293	$8,984

CLASS A 8/16/07	$7,296	#	7,719	10,206	9,293	8,984

CLASS C 8/16/07	N/A		7,484	10,206	9,293	8,984

CLASS I 8/16/07	N/A		7,865	10,206	9,293	8,984

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Fund’s primary benchmark was changed from the MSCI EAFE Index to the MSCI ACWI (All Country World Index) Index ex U.S. effective April 18, 2011, because the Advisor believes that the MSCI ACWI Index ex U.S. covers a broader spectrum of the international markets and therefore is an improved representation of international investment opportunities. The MSCI ACWI Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Returns provided for the MSCI ACWI Index ex U.S. and the MSCI EAFE Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors).

**	The Lipper International Multi-Cap Core Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 9/1/07. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/11
			One			Since
	One		Year	Since		Inception
Class and	Year		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load

CLASS Y 8/16/07	N/A		32.83%	N/A		(6.26)%
CLASS A 8/16/07	25.23%	#	32.49%	(7.82)	%#	(6.47)%
CLASS C 8/16/07	30.49%	†	31.49%	N/A		(7.21)%
CLASS I 8/16/07	N/A		33.36%	N/A		(6.01)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, C and I Shares during the fiscal year ended 6/30/10 were 2.19%, 2.36%, 3.14% and 1.51%, respectively, and net expense ratios for Class Y, A, C and I Shares based on the contractal agreement effective 12/23/10 were expected to be 1.22%, 1.47%, 2.22% and 0.96%, respectively. Munder Capital Management has agreed to reimburse certain expenses of the Fund through at least 10/31/11. Expenses for the fiscal year ended 6/30/11 are included in this Annual Report in the Financial Highlights. Munder Capital Management reimbursed certain expenses of the Fund’s Class Y, A, C and I Shares during the 2007-2011 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2007 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/11	6/30/11	1/1/11-6/30/11	Ratio

Actual
Class Y	$1,000.00	$1,050.40	$6.20	1.22%
Class A	$1,000.00	$1,048.80	$7.47	1.47%
Class C	$1,000.00	$1,046.00	$11.26	2.22%
Class I	$1,000.00	$1,051.90	$4.88	0.96%

Hypothetical
Class Y	$1,000.00	$1,018.74	$6.11	1.22%
Class A	$1,000.00	$1,017.50	$7.35	1.47%
Class C	$1,000.00	$1,013.79	$11.08	2.22%
Class I	$1,000.00	$1,020.03	$4.81	0.96%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2011

Shares		Value(a),(c)

COMMON STOCKS — 94.1%
Australia — 5.0%
11,218	Australia & New Zealand Banking Group Ltd	$264,930
5,749	BHP Billiton Ltd	271,717
97,641	Goodman Group	73,894
5,660	Ramsay Health Care Ltd	110,637
4,306	Rio Tinto Ltd	384,984
20,857	Stockland	76,449

		1,182,611

Brazil — 2.6%
8,900	Banco do Brasil SA (b)	159,677
7,440	Cia Energetica de Minas Gerais, ADR (b)	153,561
2,595	Petroleo Brasileiro SA, ADR (b)	79,615
7,425	Vale SA, ADR (b)	237,229

		630,082

Canada — 5.8%
3,106	Alimentation Couche Tard Inc, Class B (b)	90,560
2,991	Bank of Montreal (b)	190,262
3,062	Barrick Gold Corp (b)	139,027
26,708	Bombardier Inc, Class B (b)	192,463
2,975	Husky Energy Inc (b)	81,126
3,322	IGM Financial Inc (b)	174,117
15,765	Neo Material Technologies Inc †,(b)	151,692
9,500	Trican Well Service Ltd (b)	223,205
6,276	Viterra Inc (b)	68,197
6,083	Yamana Gold Inc (b)	71,019

		1,381,668

China — 3.8%
35,000	Anhui Conch Cement Co Ltd, H Shares	165,806
292,000	Bank of China Ltd, H Shares	143,244
280,000	Industrial & Commercial Bank of China, H Shares (d)	214,394
29,000	Weichai Power Co Ltd, H Shares	170,861
58,000	Yanzhou Coal Mining Co Ltd, H Shares	222,879

		917,184

Columbia — 0.2%
1,777	Petrominerales Ltd (b)	52,161

Denmark — 0.4%
525	Topdanmark A/S †	98,065

See Notes to Financial Statements.

1

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)
Finland — 1.6%
3,650	Elisa OYJ	$78,568
2,695	Fortum OYJ	78,049
14,779	M-real OYJ, B Shares †	63,010
1,429	Nokian Renkaat OYJ	71,629
3,119	Sampo OYJ, A Shares	100,705

		391,961

France — 7.0%
816	Arkema SA	84,005
5,152	BNP Paribas SA	397,350
1,162	Cie Generale des Etablissements Michelin, Class B	113,649
1,151	Danone	85,881
2,139	Eutelsat Communications	96,209
721	Pernod-Ricard SA	71,071
2,332	Renault SA	138,068
2,236	Sanofi	179,716
638	Schneider Electric SA	106,592
6,804	Societe Television Francaise 1	123,868
2,289	Total SA	132,387
1,127	Vinci SA	72,193
2,171	Vivendi SA	60,372

		1,661,361

Germany — 5.5%
2,338	BASF SE	228,797
1,007	Bayer AG	80,959
966	Daimler AG	72,702
1,149	Fresenius SE & Co KGaA	119,926
2,415	Hannover Rueckversicherung AG	125,967
1,880	Lanxess AG	154,127
1,020	Metro AG	61,747
1,436	Rheinmetall AG	127,127
1,118	SAP AG	67,619
1,425	Siemens AG	195,660
333	Wacker Chemie AG	71,998

		1,306,629

Hong Kong — 2.5%
21,154	BOC Hong Kong Holdings Ltd	61,424
12,000	Cheung Kong Holdings Ltd	176,475

See Notes to Financial Statements.

2

Shares		Value(a),(c)

Hong Kong (Continued)
18,000	Cheung Kong Infrastructure Holdings Ltd	$93,520
82,000	CNOOC Ltd	193,066
29,000	SJM Holdings Ltd	69,308

		593,793

India — 0.5%
5,400	Tata Motors Ltd, ADR (b)	121,554

Indonesia — 0.5%
447,000	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	121,365

Israel — 0.8%
1,460	Check Point Software Technologies Ltd †,(b)	83,001
2,475	Teva Pharmaceutical Industries Ltd, ADR (b)	119,345

		202,346

Italy — 2.9%
3,259	Assicurazioni Generali SpA	68,727
34,837	Enel SpA	227,548
6,173	ENI SpA	146,340
1,497	Saipem SpA	77,288
30,572	Snam Rete Gas SpA	180,987

		700,890

Japan — 13.4%
7,100	Aeon Co Ltd	85,694
1,900	Aisin Seiki Co Ltd	73,572
6,000	Asahi Glass Co Ltd	70,059
4,500	Bridgestone Corp	103,566
2,100	Canon Inc	100,142
24,000	Chiba Bank Ltd/The	150,467
2,900	Daito Trust Construction Co Ltd	246,291
7,000	Daiwa House Industry Co Ltd	88,132
2,690	Dena Co Ltd	116,012
600	Fast Retailing Co Ltd	97,150
2,400	Honda Motor Co Ltd	92,505
4,300	Komatsu Ltd	133,787
1,700	Kyocera Corp	172,938
20,500	Mitsubishi Chemical Holdings Corp	145,422
9,500	Mitsubishi Corp	238,022
44,100	Mizuho Financial Group Inc	72,704
5,000	Nippon Electric Glass Co Ltd	64,052

See Notes to Financial Statements.

3

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)
Japan (Continued)
2,357	Nippon Telegraph & Telephone Corp	$114,610
10,400	Nissan Motor Co Ltd	109,172
2,900	Nitto Denko Corp	147,308
1,090	ORIX Corp	106,035
10,700	Showa Shell Sekiyu KK	99,296
2,900	Softbank Corp	109,837
5,500	Sumitomo Electric Industries Ltd	80,262
6,400	Sumitomo Mitsui Financial Group Inc	196,966
1,900	Takeda Pharmaceutical Co Ltd	87,877
5,300	Tokyo Seimitsu Co Ltd	102,979

		3,204,857

Malaysia — 0.4%
60,900	Axiata Group Bhd	101,108

Mexico — 1.3%
122,800	America Movil SAB de CV, Series L (b)	165,607
20,900	Fomento Economico Mexicano SAB de CV (b)	138,965

		304,572

Netherlands — 1.3%
2,092	ASML Holding NV	77,075
2,439	Heineken NV	146,698
5,648	Koninklijke KPN NV	82,100

		305,873

Norway — 1.3%
12,300	DnB NOR ASA	171,452
96,000	Marine Harvest ASA	76,999
1,300	Yara International ASA	73,476

		321,927

Poland — 0.7%
2,254	KGHM Polska Miedz SA †	161,896

Portugal — 0.4%
25,110	EDP — Energias de Portugal SA	89,146

Russian Federation — 1.7%
11,510	Gazprom OAO, ADR †,(b)	167,470
65,377	Sberbank of Russia	241,168

		408,638

See Notes to Financial Statements.

4

Shares		Value(a),(c)

Singapore — 1.7%
12,000	DBS Group Holdings Ltd	$143,635
209,000	Golden Agri-Resources Ltd	116,150
8,000	Keppel Corp Ltd	72,386
18,000	SembCorp Industries Ltd	73,398

		405,569

South Africa — 1.7%
6,936	Exxaro Resources Ltd	183,378
8,456	Imperial Holdings Ltd	151,754
30,092	Life Healthcare Group Holdings Pte Ltd	78,254

		413,386

South Korea — 4.7%
14,970	BS Financial Group Inc †	212,664
578	Honam Petrochemical Corp	215,353
1,264	Hyundai Motor Co	282,265
160	POSCO	69,497
1,287	S-Oil Corp	167,264
232	Samsung Electronics Co Ltd	180,319

		1,127,362

Spain — 2.1%
6,900	Banco Santander SA (d)	79,615
32,403	Mapfre SA	120,185
2,213	Red Electrica Corp SA	133,725
2,391	Repsol YPF SA	83,013
3,089	Telefonica SA	75,538

		492,076

Sweden — 2.0%
24,100	Skandinaviska Enskilda Banken AB, A Shares	196,999
7,945	Telefonaktiebolaget LM Ericsson, B Shares	114,269
9,500	Volvo AB, B Shares	165,975

		477,243

Switzerland — 5.1%
3,309	ABB Ltd †	85,807
2,147	Cie Financiere Richemont SA	140,592
113	Galenica AG	72,264
1,246	Nestle SA	77,438
6,071	Novartis AG	371,894
853	Swiss Life Holding AG †	139,852

See Notes to Financial Statements.

5

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a),(c)

COMMON STOCKS (Continued)
Switzerland (Continued)
7,948	UBS AG †	$144,932
695	Zurich Financial Services AG	175,659

		1,208,438

Taiwan — 3.0%
94,000	Advanced Semiconductor Engineering Inc	104,351
18,000	Catcher Technology Co Ltd	114,241
5,000	HTC Corp	170,802
322,000	Taishin Financial Holding Co Ltd †	191,515
10,435	Taiwan Semiconductor Manufacturing Co Ltd, ADR (b)	131,585

		712,494

Thailand — 1.1%
37,900	Thai Oil PCL (b)	91,897
90,200	Total Access Communication PCL (b)	160,731

		252,628

United Kingdom — 13.1%
51,142	Aberdeen Asset Management PLC	183,011
11,107	Ashmore Group PLC	70,990
2,648	AstraZeneca PLC	132,219
26,464	Aviva PLC	186,336
20,386	BAE Systems PLC	104,214
18,775	BP PLC	138,334
3,231	British American Tobacco PLC	141,626
57,847	BT Group PLC	187,635
13,324	Centrica PLC	69,139
9,548	Cookson Group PLC	103,063
8,488	HSBC Holdings PLC	84,205
32,702	Kingfisher PLC	140,249
2,719	Petrofac Ltd	66,073
2,237	Reckitt Benckiser Group PLC	123,512
12,638	Royal Dutch Shell PLC, B Shares (d)	451,130
2,921	Schroders PLC	72,527
21,740	Tesco PLC	140,407
4,568	Travis Perkins PLC	72,549
52,833	Vodafone Group PLC (d)	140,411
2,197	Weir Group PLC/The	75,005
3,888	Whitbread PLC	100,782

See Notes to Financial Statements.

6

Shares		Value(a),(c)

United Kingdom (Continued)
29,689	WM Morrison Supermarkets PLC	$141,858
8,886	Xstrata PLC	195,970

		3,121,245

TOTAL COMMON STOCKS
(Cost $19,987,585)		22,470,128

PREFERRED STOCKS — 0.9%
Germany — 0.9%
1,878	Henkel AG & Co KGaA	130,202
364	Volkswagen AG	75,048

TOTAL PREFERRED STOCKS
(Cost $158,278)		205,250

INVESTMENT COMPANIES — 1.1%
3,275	iShares S&P India Nifty 50 Index Fund (b)	95,336
174,084	State Street Institutional Liquid Reserves Fund (b)	174,084

TOTAL INVESTMENT COMPANIES
(Cost $270,804)		269,420

TOTAL INVESTMENTS
(Cost $20,416,667)	96.1%	22,944,798
OTHER ASSETS AND LIABILITIES (Net)	3.9	932,262

NET ASSETS	100.0%	$23,877,060

†	Non-income producing security.

(a)	Unless otherwise indicated, the values of securities of the Fund were determined based on Level 2 inputs established by ASC Topic 820 (See Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Value for common and preferred stocks that were valued based on level 2 inputs established by ASC Topic 820 represents fair value as of June 30, 2011 determined in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2011 fair valued securities represent $19,431,312, 81.4% of net assets.

(d)	Security, or a portion thereof, is designated on the Fund’s books or pledged as collateral for futures contracts.

ABBREVIATION:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

7

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2011 (continued)

At June 30, 2011, industry diversification of the Fund was as follows:

	% of
	Net Assets	Value

COMMON STOCKS:
Commercial Banks	13.3%	$3,172,673
Oil, Gas & Consumable Fuels	8.8	2,105,978
Metals & Mining	7.2	1,714,717
Chemicals	5.3	1,272,178
Insurance	4.3	1,015,495
Pharmaceuticals	4.1	972,010
Electric Utilities	3.3	775,550
Automobiles	2.9	694,710
Wireless Telecommunication Services	2.8	677,694
Machinery	2.8	667,181
Capital Markets	2.7	645,578
Semiconductors & Semiconductor Equipment	2.5	596,309
Industrial Conglomerates	2.4	571,633
Food Products	2.3	546,030
Diversified Telecommunication Services	2.3	538,451
Food & Staples Retailing	2.2	520,267
Real Estate Management & Development	2.1	510,898
Health Care Providers & Services	1.6	381,081
Energy Equipment & Services	1.5	366,566
Auto Components	1.5	362,416
Beverages	1.5	356,734
Trading Companies & Distributors	1.3	310,571
Aerospace & Defense	1.2	296,677
Communications Equipment	1.2	285,072
Media	1.2	280,449
Electrical Equipment	1.1	272,661
Specialty Retail	1.0	237,399
Electronic Equipment & Instruments	1.0	236,990
Gas Utilities	0.8	180,987
Hotels, Restaurants & Leisure	0.7	170,090
Construction Materials	0.7	165,806
Distributors	0.6	151,754
Software	0.6	150,620
Real Estate Investment Trusts (REITs)	0.6	150,342
Tobacco	0.6	141,626
Textiles, Apparel & Luxury Goods	0.6	140,592
Household Products	0.5	123,512
Internet Software & Services	0.5	116,012
Computers & Peripherals	0.5	114,241

See Notes to Financial Statements.

8

	% of
	Net Assets	Value

Diversified Financial Services	0.4%	$106,035
Office Electronics	0.4	100,142
Construction & Engineering	0.3	72,193
Building Products	0.3	70,059
Multi-Utilities	0.3	69,139
Paper & Forest Products	0.3	63,010

TOTAL COMMON STOCKS	94.1	22,470,128
PREFERRED STOCKS:
Household Products	0.6	130,202
Automobiles	0.3	75,048

TOTAL PREFERRED STOCKS	0.9	205,250
INVESTMENT COMPANIES	1.1	269,420

TOTAL INVESTMENTS	96.1	22,944,798
OTHER ASSETS AND LIABILITIES (NET)	3.9	932,262

NET ASSETS	100.0%	$23,877,060

See Notes to Financial Statements.

9

Munder International Fund — Core Equity

Statement of Assets and Liabilities, June 30, 2011

ASSETS:
Investments, at value (see accompanying schedule)	$22,944,798
Foreign currency, at value	328,759
Dividends and interest receivable	149,609
Receivable from Advisor	56,495
Receivable for investment securities sold	131,964
Receivable for Fund shares sold	500,000
Deposits with brokers for futures contacts	29,200
Variation margin receivable on open futures contracts	5,255
Prepaid expenses and other assets	54,349

Total Assets	24,200,429

LIABILITIES:
Payable for investment securities purchased	153,950
Payable for Fund shares redeemed	20,025
Trustees’ fees and expenses payable	65,664
Investment advisory fees payable	15,088
Custody fees payable	10,109
Administration fees payable	6,248
Deferred foreign taxes payable	1,482
Transfer agency/record keeping fees payable	932
Distribution and shareholder servicing fees payable — Class A and C Shares	115
Accrued expenses and other payables	49,756

Total Liabilities	323,369

NET ASSETS	$23,877,060

Investments, at cost	$20,416,667

Foreign currency, at cost	$329,665

See Notes to Financial Statements.

10

NET ASSETS consist of:
Undistributed net investment income	$556,198
Accumulated net realized loss on investments sold	(69,018,156)
Net appreciation of investments and futures contracts	2,546,469
Paid-in capital	89,792,549

$23,877,060

NET ASSETS:
Class Y Shares	$2,756,107

Class A Shares	$194,832

Class C Shares	$90,248

Class I Shares	$20,835,873

SHARES OUTSTANDING:
Class Y Shares	388,820

Class A Shares	27,474

Class C Shares	12,808

Class I Shares	2,935,012

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$7.09

CLASS A SHARES:
Net asset value and redemption price per share	$7.09

Maximum sales charge	5.50%
Maximum offering price per share	$7.50

CLASS C SHARES:
Net asset value and offering price per share*	$7.05

CLASS I SHARES:
Net asset value and offering price per share	$7.10

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

11

Munder International Fund — Core Equity

Statement of Operations, For the Year Ended June 30, 2011

INVESTMENT INCOME:
Interest	$619
Dividends(a)	891,243

Total Investment Income	891,862

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	587
Class C Shares	841
Investment advisory fees	260,952
Custody fees	117,694
Administration fees	76,800
Trustees’ fees and expenses	66,034
Registration and filing fees(b)	57,077
Legal and audit fees	47,684
Transfer agency/record keeping fees(c)	39,093
Printing and mailing fees(d)	38,127
Other	35,621

Total Expenses	740,510
Expenses reimbursed by Advisor	(392,776)

Net Expenses	347,734

NET INVESTMENT INCOME	544,128

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions(e)	3,302,671
Futures contracts	(83,956)
Foreign currency-related transactions	292,087
Net change in unrealized appreciation/(depreciation) of:
Securities(f)	8,351,905
Futures contracts	27,848
Foreign currency-related transactions	14,992

Net realized and unrealized gain on investments	11,905,547

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,449,675

(a)	Net of foreign withholding taxes of $69,217.
(b)	Registration and filing fees — The amounts for Class Y, Class A, Class C & Class I Shares were $37,318, $4,076, $1,414 and $14,269, respectively.
(c)	Transfer agency/record keeping fees — The amounts for Class Y, Class A, Class C & Class I Shares were $3,600, $393, $137 and $34,963, respectively.
(d)	Printing and mailing fees- The amounts for Class Y, Class A, Class C & Class I Shares were $2,573, $267, $89 and $35,198, respectively.
(e)	Net of realized foreign taxes $224.
(f)	Net of deferred foreign taxes $1,482.

See Notes to Financial Statements.

12

Munder International Fund — Core Equity

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Net investment income	$544,128	$940,270
Net realized gain/(loss) from security transactions, futures contracts and foreign currency-related transactions	3,510,802	(4,511,426)
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and foreign currency-related transactions	8,394,745	7,402,144

Net increase in net assets resulting from operations	12,449,675	3,830,988
Dividends to shareholders from net investment income:
Class Y Shares	(72,099)	(161,482)
Class A Shares	(6,844)	(10,839)
Class C Shares	(1,907)	(1,503)
Class I Shares	(911,196)	(1,290,207)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(109,004)	(1,715,755)
Class A Shares	(97,453)	(53,839)
Class C Shares	(3,564)	(36,554)
Class I Shares	(29,603,556)	(7,757,286)
Short-term trading fees	—	34

Net decrease in net assets	(18,355,948)	(7,196,443)
NET ASSETS:
Beginning of year	42,233,008	49,429,451

End of year	$23,877,060	$42,233,008

Undistributed net investment income	$556,198	$578,973

See Notes to Financial Statements.

13

Munder International Fund — Core Equity

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Amount
Class Y Shares:
Sold	$878,597	$4,106,636
Issued as reinvestment of dividends	72,099	160,277
Redeemed	(1,059,700)	(5,982,668)

Net decrease	$(109,004)	$(1,715,755)

Class A Shares:
Sold	$38,041	$121,732
Issued as reinvestment of dividends	6,556	10,673
Redeemed	(142,050)	(186,244)

Net decrease	$(97,453)	$(53,839)

Class C Shares:
Sold	$14,352	$4,270
Issued as reinvestment of dividends	862	773
Redeemed	(18,778)	(41,597)

Net decrease	$(3,564)	$(36,554)

Class I Shares:
Sold	$880,599	$5,108,698
In-kind subscription	14,310,680	—
Issued as reinvestment of dividends	825,503	248,503
Redeemed	(45,620,338)	(13,114,487)

Net decrease	$(29,603,556)	$(7,757,286)

See Notes to Financial Statements.

14

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Shares
Class Y Shares:
Sold	126,742	643,500
Issued as reinvestment of dividends	10,650	25,004
Redeemed	(168,422)	(927,761)

Net decrease	(31,030)	(259,257)

Class A Shares:
Sold	5,391	18,775
Issued as reinvestment of dividends	967	1,660
Redeemed	(21,022)	(32,776)

Net decrease	(14,664)	(12,341)

Class C Shares:
Sold	2,112	667
Issued as reinvestment of dividends	128	121
Redeemed	(2,735)	(6,402)

Net decrease	(495)	(5,614)

Class I Shares:
Sold	141,356	800,122
In-kind subscription	2,062,058	—
Issued as reinvestment of dividends	121,935	38,768
Redeemed	(6,560,529)	(1,969,157)

Net decrease	(4,235,180)	(1,130,267)

See Notes to Financial Statements.

15

Munder International Fund — Core Equity(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares					A Shares
	Year	Year	Year	Period		Year	Year	Year	Period
	Ended	Ended	Ended	Ended		Ended	Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)		6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)

Net asset value, beginning of period	$5.52	$5.45	$9.38	$10.00		$5.52	$5.46	$9.36	$10.00

Income/(loss) from investment operations:
Net investment income	0.11	0.09	0.16	0.29		0.08	0.10	0.10	0.15
Net realized and unrealized gain/(loss) on investments	1.69	0.16	(3.87)	(0.94)		1.70	0.12	(3.81)	(0.82)

Total from investment operations	1.80	0.25	(3.71)	(0.65)		1.78	0.22	(3.71)	(0.67)

Less distributions:
Dividends from net investment income	(0.23)	(0.18)	(0.22)	—		(0.21)	(0.16)	(0.19)	—

Total distributions	(0.23)	(0.18)	(0.22)	—		(0.21)	(0.16)	(0.19)	—

Short-term trading fees	—	0.00 (c)	0.00 (c)	0.00	(c)	—	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	—	0.03		—	—	—	0.03

Net asset value, end of period	$7.09	$5.52	$5.45	$9.38		$7.09	$5.52	$5.46	$9.36

Total return(d)	32.83%	4.14%	(40.00)%	(6.20	)%(e)	32.49%	3.87%	(40.08)%	(6.40	)%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,756	$2,317	$3,705	$3,770		$195	$233	$297	$14,779
Ratio of operating expenses to average net assets	1.28%	1.36%	1.36%	1.36	%(f)	1.54%	1.61%	1.61%	1.61	%(f)
Ratio of net investment income to average net assets	1.64%	1.38%	2.73%	3.33	%(f)	1.27%	1.54%	1.30%	1.72	%(f)
Portfolio turnover rate	81%	67%	52%	72%		81%	67%	52%	72%
Ratio of operating expenses to average net assets without expense reimbursements	4.06%	2.19%	2.39%	1.63	%(f)	4.28%	2.36%	2.41%	1.92	%(f)

(a)	Class Y Shares, Class A Shares, Class C Shares and Class I Shares of the Fund commenced operations on August 16, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been -6.50% for Class Y, -6.70% for Class A, -7.30% for Class C and -6.30% for Class I Shares.

(f)	Annualized.

See Notes to Financial Statements.

16

C Shares					I Shares
Year	Year	Year	Period		Year	Year	Year	Period
Ended	Ended	Ended	Ended		Ended	Ended	Ended	Ended
6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)		6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)

$5.49	$5.43	$9.30	$10.00		$5.52	$5.46	$9.40	$10.00

0.05	0.03	0.07	0.14		0.11	0.12	0.15	0.21

1.67	0.15	(3.82)	(0.87)		1.72	0.14	(3.85)	(0.84)

1.72	0.18	(3.75)	(0.73)		1.83	0.26	(3.70)	(0.63)

(0.16)	(0.12)	(0.12)	—		(0.25)	(0.20)	(0.24)	—

(0.16)	(0.12)	(0.12)	—		(0.25)	(0.20)	(0.24)	—

—	0.00 (c)	0.00 (c)	0.00	(c)	—	0.00 (c)	0.00 (c)	0.00	(c)

—	—	—	0.03		—	—	—	0.03

$7.05	$5.49	$5.43	$9.30		$7.10	$5.52	$5.46	$9.40

31.49%	2.92%	(40.54)%	(7.00	)%(e)	33.36%	4.22%	(39.80)%	(6.00	)%(e)

$90	$73	$103	$204		$20,836	$39,610	$45,325	$114,342

2.29%	2.36%	2.36%	2.36	%(f)	1.04%	1.10%	1.10%	1.10	%(f)

0.69%	0.56%	1.24%	1.69	%(f)	1.68%	1.92%	2.45%	2.39	%(f)
81%	67%	52%	72%		81%	67%	52%	72%

5.03%	3.14%	3.36%	2.61	%(f)	2.12%	1.51%	1.54%	1.38	%(f)

See Notes to Financial Statements.

17

[This Page Intentionally Left Blank]

18

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2011

1.	Organization

As of June 30, 2011, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder International Fund-Core Equity (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term growth of capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 4 classes of shares — Class A, Class C, Class Y and Class I Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y and Class I Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts,

19

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2011 (continued)

if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, significant event fair value factors, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2011 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2011:

		Investments in
	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1 — Quoted Prices	$3,513,486	$13,340
Level 2 — Other Significant Observable Inputs	19,431,312	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$22,944,798	$13,340

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

Securities or other financial instruments that transfer between levels during the fiscal year are treated as though the transfer occurred at the beginning of the fiscal year.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

21

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2011 (continued)

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the

22

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2011 (continued)

specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class I Shares are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: Prior to October 30, 2010, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. Fees collected (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2011.

The Fund’s tax returns since inception remain subject to examination by U.S. federal and state tax authorities.

23

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2011 (continued)

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.80% on the first $1 billion of its average daily net assets, and 0.75% on average daily net assets exceeding $1 billion. During the year ended June 30, 2011, the Fund paid an annual effective rate of 0.80% for advisory services.

Pursuant to an Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.61%, 2.36%, 1.36%, and 1.10% for Class A, Class C, Class Y and Class I Shares, respectively, prior to December 23, 2010, and at 1.47%, 2.22%, 1.22%, and 0.96% for Class A, Class C, Class Y and Class I Shares, respectively, effective December 23, 2010 (collectively, “Target Operating Expenses”). For the year ended June 30, 2011, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund totaling $392,776, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2011, the total amount eligible for repayment to the Advisor was $960,665. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is

24

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2011 (continued)

computed daily and payable monthly at the following annual rates subject to a Fund minimum fee of $68,000.

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2011, the Advisor earned $76,800 before payment of sub-administration fees and $49,333 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2011, the Fund paid an annual effective rate of 0.2300% for administrative services.

Each Trustee is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For services rendered prior to January 1, 2011, each Trustee was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee of MST and MST II, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2011, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y and Class I Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other

25

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2011 (continued)

financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class C
Shares	Shares
12b-1 Fees	12b-1 Fees

0.25%	1.00%

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $26,586,475 and $70,537,184, respectively, for the year ended June 30, 2011. During the year ended June 30, 2011, the Fund had a subscription in kind that resulted in a subscription into the Fund of $14,310,680. The subscription was comprised of securities and cash in the amount of $14,190,847 and $119,833, respectively.

At June 30, 2011, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $2,507,413, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $329,346 and net appreciation for Federal income tax purposes was $2,178,067. At June 30, 2011, aggregate cost for Federal income tax purposes was $20,766,731.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. The fair value of derivative instruments as of June 30, 2011 is as follows:

	Asset Derivatives
	Balance Sheet
Derivatives	Location	Fair Value

Equity Contracts (Futures)	Net Assets — Unrealized Appreciation	$13,340	*

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately discloses the current day’s variation margin.

26

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2011 (continued)

For the year ended June 30, 2011, the Fund had the following derivative activity:

	Net Realized Loss	Net Change in Unrealized
	Recognized in	Appreciation/(Depreciation)
Derivatives	Income	Recognized in Income

Equity Contracts (Futures)	$(83,956)	$27,848

At June 30, 2011, the Fund had the following open financial futures contracts*:

		Notional	Market	Gross
		Value of	Value of	Unrealized
Long Positions	Contracts	Contracts	Contracts	Appreciation

MSCI EAFE Emini Index, September 2011	3	$247,845	$257,385	$9,540
MSCI Emerging Market Emini Index, September 2011	2	111,800	115,600	3,800

*	Volume of derivatives held at year end is indicative of the approximate volume held during the year.

7.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

8.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated

27

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2011 (continued)

among the participating Munder Funds on the basis of relative net assets. During the year ended June 30, 2011, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2011, total commitment fees for the Fund were $487.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2011, permanent differences resulting primarily from foreign currency gains and losses and passive foreign investment company gains and losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net	Accumulated Net
Investment Income	Realized Loss

$425,143	$(425,143)

During the years ended June 30, 2011 and June 30, 2010, dividends of $992,046 and $1,464,031 were paid to shareholders from ordinary income, respectively.

At June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed	Post
Ordinary	October Loss	Capital Loss	Unrealized
Income	Deferral	Carryover	Appreciation	Total

$645,131	$(185,978)	$(68,518,516)	$2,183,083	$(65,876,280)

The differences between book and tax distributable earnings were primarily due to wash sales, forward contracts mark to market, futures contracts mark to

28

Munder International Fund — Core Equity
 Notes to Financial Statements, June 30, 2011 (continued)

market, passive foreign investment company unreversed inclusions and deferred trustees’ fees.

As determined at June 30, 2011, the Fund had available for Federal income tax purposes $68,518,516 of unused capital losses of which $34,535, $29,027,859, $38,467,031 and $989,091 expire in 2016, 2017, 2018 and 2019, respectively.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2010 and June 30, 2011 of $185,978.

29

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder International Fund – Core Equity and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder International Fund – Core Equity (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder International Fund – Core Equity of Munder Series Trust at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 22, 2011

30

Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2011

11.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2011, the Fund designated approximately $960,460 pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates.

The Fund designated $69,524 as foreign taxes paid and $960,129 as foreign source income for regular federal income tax purposes.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 16-17, 2011, the Board of Trustees voted unanimously to approve the continuation of

31

Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2011. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2011 Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

32

Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the impact of the then current market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2010 and 2011, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided to the Fund by the Advisor during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

33

Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2010, including (1) the one- and three-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one- and three-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one- and three-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one- and three-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2010: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one-year period but trailed the performance of its benchmark for the three-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one- and three-year periods.

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2011. The Board also considered information provided by the Advisor regarding the impact of the then current market activity and economic conditions on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

34

Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2010, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2011, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and reductions in contractual advisory fees with respect to certain of the Munder Funds in recent years, including reductions in contractual advisory fees with respect to one Munder Fund in 2010 and 2011. With respect to the Fund, no implementation of contractual advisory fee breakpoints nor reductions in the advisory fees for the Fund were made during 2010 and 2011. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average

35

Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2011. In addition, the Board considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2011.

36

Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2011, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of	Other
		Term of	Principal	Portfolios in Fund	Directorships
	Position(s) with	Office(1) and	Occupation(s)	Complex	Held by Trustee
	the Munder	Length of	During Past	Overseen by	During Past
Name, Address and Age	Funds	Time Served(2)	5 Years	Trustee	5 Years

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05).	12	Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Fieldstone Investment Corporation (11/03 to 6/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66).	12	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08); Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).

37

Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

				Number of	Other
		Term of	Principal	Portfolios in Fund	Directorships
	Position(s) with	Office(1) and	Occupation(s)	Complex	Held by Trustee
	the Munder	Length of	During Past	Overseen by	During Past
Name, Address and Age	Funds	Time Served(2)	5 Years	Trustee	5 Years

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	12	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

38

Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

				Number of	Other
		Term of	Principal	Portfolios in Fund	Directorships
	Position(s) with	Office(1) and	Occupation(s)	Complex	Held by Trustee
	the Munder	Length of	During Past	Overseen by	During Past
Name, Address and Age	Funds	Time Served(2)	5 Years	Trustee	5 Years

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (since 3/04); Canadian Royalties Inc. (6/09 to 3/10).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

39

Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

	Position(s) with	Term of Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	President and Principal Executive Officer	through 2/12; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/12; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Vice President and Principal Financial Officer	through 2/12; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 6/07).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Treasurer and Principal Accounting Officer	through 2/12; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

40

Munder International Fund — Core Equity

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

	Position(s) with	Term of Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Assistant Treasurer	through 2/12; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 35	Assistant Treasurer	through 2/12; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Assistant Secretary	through 2/12; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Assistant Secretary	through 2/12; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/12; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

41

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42

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43

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNIFCE611

ANNUAL REPORT
June 30, 2011

Munder International
Small-Cap Fund
Class Y, A, C & I Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds® Letter to Shareholders (Unaudited)

DEAR SHAREHOLDER:

The broad stock market, measured by the Russell 3000® Index, which spans the capitalization ranges of the market, had strong performance for the year ended June 30, 2011. The Index returned 32.37% for the twelve-month time period. Strong performance during the first nine months of the time period more than offset flat to slightly negative returns for the April through June quarter.

According to the Russell family of indices, mid-cap stocks represented the “sweet spot” of the market, with the Russell Midcap® Index posting a 38.47% return. The Russell 2000® Index, a benchmark of small-cap stocks, was only slightly behind, with a return of 37.41%, while the large-cap Russell 1000® Index posted a 31.93% return. For the one-year time period, growth stocks outperformed value stocks. Growth stocks are those with higher than average anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market.

International stock markets, as measured by the MSCI ACWI (All Country World Index) Index ex-U.S., also had strong performance, with the Index posting a 30.27% return for the year ended June 30, 2011. The Index followed the same pattern as the U.S. market: strong performance for the first three quarters of the twelve-month time period and then flat to negative performance for the April through June quarter.

While the U.S. fixed income market had positive performance for the twelve months ended June 30, 2011, it lagged significantly behind the stock market. The Barclays Capital U.S. Aggregate Bond Index, a measure of the broad fixed income market, posted a 3.90% return for the year. The U.S. Treasury sector of the market had the weakest performance, while the commercial mortgage-backed (CMBS) sector had the strongest returns, followed by the corporate and mortgage-backed (MCS) sectors. Among investment grade securities, lower quality securities had the best performance. AAA rated securities posted a 3.05% return for the twelve-months ended June 30, 2011, while securities with a BBB rating had an 8.39% return.

In managing each of the Munder equity and fixed income funds, we pay careful attention to both risk and return, with the goal of earning competitive returns with acceptable levels of risk. We believe this is an important part of fund management, given the inherent volatility of the financial markets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very truly yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statements of Changes in Net Assets — Capital Stock Activity
18	Financial Highlights
21	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Notes to Financial Statements — Unaudited

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance (Unaudited)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. A substantial portion of the Fund’s assets is invested in securities of Japanese and U.K. issuers; therefore, adverse market conditions affecting those countries may have a more pronounced effect on the Fund. Smaller company stocks are more volatile and less liquid than larger, more established company securities.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2011. The following pie chart illustrates the allocation of the Fund’s investments by country. A complete list of holdings as of June 30, 2011 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 COUNTRY ALLOCATION*

*	Country classification is based on the country classification assigned within the Fund’s benchmark and does not include exposure through holdings of foreign currencies.

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2011. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: John Evers and Daniel LeVan

International stock markets displayed the same strong performance as the U.S. market during the twelve months ended June 30, 2011, with the MSCI ACWI (All Country World Index) Index ex-U.S., a broad measure of the performance of non-U.S. stock markets, posting a 30.27% return. As was true in the U.S. market, smaller-cap stocks had particularly strong performance, and the S&P® Developed ex-U.S. SmallCap Index had a 38.17% return. The Fund had strong absolute and relative performance for the one-year time period ended June 30, 2011 with its 46.39% return besting both its S&P® benchmark and the 36.25% median return for the Lipper universe of international small/mid-cap core mutual funds.

Stock selection had a positive impact on all sectors of the Fund, with holdings in the consumer discretionary sector adding over 2.50 percentage points to the Fund’s relative performance. Holdings in the financials and materials sector added over 1.45 percentage points. Sector weights also had a positive, although relatively minor, impact on the Fund’s relative performance. In terms of countries, both country weights and stock selection had a positive impact on relative returns, with holdings in the U.K. adding close to two percentage points to relative strength, while South Korea, Japan and Switzerland each added at least one percentage point to relative returns. Canada was the only country whose holdings had a significant negative impact on relative performance. Among the Fund’s Canadian holdings, overweights in Alamos Gold, Inc., a company involved in gold mining activities, and Dorel Industries, Inc., a manufacturer of juvenile products, home furnishings and leisure products, were contributors to relative weakness. The stocks were eliminated from the Fund in February and May, respectively.

Among the top six contributors to the relative strength of the Fund’s consumer discretionary sector, all of which were overweighted in the Fund, all but one holding had performance for the twelve months ended June 30, 2011 of over 100%, and in two cases, of over 150%. The exception was the German broadcaster, ProSiebenSat.1 Media AG (0.3% of the Fund), whose stock price rose by 91% for that time period. The other five contributors to the strength of the sector included Hugo Boss AG (0.6%), a German company known for upscale apparel, K’s Holdings Corp. (1.2%), a Japanese computer and electronics retailer, Howden Joinery Group PLC (0.7%), a U.K. home furnishings retailer, and two manufacturers of auto parts and equipment, Valeo S.A. (0.7%) and GKN PLC (0.8%), headquartered in France and the U.K., respectively.

The relative performance of the Fund’s financials sector benefited from overweights in Aareal Bank AG (0.7%), a German bank involved in property financing activities, Paragon Group of Companies PLC (0.5%), a U.K. company providing mortgages and personal loans, and U.K.-based International Personal Finance PLC. The company, which is also involved in making personal loans, was eliminated from the Fund in March.

Overweights in two chemical companies, SKC Co., Ltd. (0.9%) headquartered in South Korea and Neo Material Technologies, Inc. (0.9%) headquartered in Canada, were among the leading contributors to the relative strength of the Fund’s materials sector. Both stocks were up by over 160% for the year ended June 30, 2011. An overweight in

iii

Centennial Coal Company, an Australian firm, also contributed to the strength of the sector. The stock was sold in August.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P® Developed ex-U.S. SmallCap Index consists of the bottom 15% (based on total market capitalization) of companies from each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI ex-U.S. includes all listed shares of companies from 25 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading volume of at least US$50 million. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of international small/mid-cap core funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns (Unaudited)

The following graph represents the performance of Class Y Shares of the Fund since the Fund’s inception. Due to differing sales charges and expenses, performance of classes not shown in the graph will differ. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder International Small-Cap Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION THROUGH 6/30/11
				S&P®	Lipper
				Developed	International
				ex-U.S.	Small/Mid-Cap
Class and	With		Without	SmallCap	Core Funds
Inception Date	Load		Load	Index*	Median**

CLASS Y 8/17/07	N/A		$8,680	$10,408	$9,282

CLASS A 8/17/07	$8,143	#	8,615	10,408	9,282

CLASS C 8/17/07	N/A		8,349	10,408	9,282

CLASS I 8/17/07	N/A		8,773	10,408	9,282

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The S&P® Developed ex-U.S. SmallCap Index consists of the bottom 15% (based on total market capitalization) of companies from each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI ex-U.S. includes all listed shares of companies from 25 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading volume of at least US$50 million.

**	The Lipper International Small/Mid-Cap Core Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 9/1/07. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/11
	One		One	Since		Since
Class and	Year		Year	Inception		Inception
Inception Date	w/load		w/out load	w/load		w/out load

CLASS Y 8/17/07	N/A		46.39%	N/A		(3.59)%

CLASS A 8/17/07	37.73%	#	45.85%	(5.16	)%#	(3.77)%

CLASS C 8/17/07	43.72%	†	44.72%	N/A		(4.55)%

CLASS I 8/17/07	N/A		46.52%	N/A		(3.32)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, C and I Shares during the fiscal year ended 6/30/10 were 1.82%, 2.07%, 2.83% and 1.35%, respectively, and net expense ratios for Class Y, A, C and I Shares were 1.46%, 1.71%, 2.46% and 1.20%, respectively. Munder Capital Management has agreed to reimburse certain expenses of the Fund through at least 10/31/11. Expenses for the fiscal year ended 6/30/11 are included in this Annual Report in the Financial Highlights. Munder Capital Management reimbursed certain expenses of the Fund’s Class Y, A, C and I Shares during the 2007-2011 calendar years. Total returns would have been lower if Munder Capital Management had not reimbursed expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/11	6/30/11	1/1/11-6/30/11	Ratio

Actual
Class Y	$1,000.00	$1,077.20	$7.52	1.46%
Class A	$1,000.00	$1,075.90	$8.80	1.71%
Class C	$1,000.00	$1,071.70	$12.64	2.46%
Class I	$1,000.00	$1,078.30	$6.18	1.20%

Hypothetical
Class Y	$1,000.00	$1,017.55	$7.30	1.46%
Class A	$1,000.00	$1,016.31	$8.55	1.71%
Class C	$1,000.00	$1,012.60	$12.28	2.46%
Class I	$1,000.00	$1,018.84	$6.01	1.20%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2011

Shares		Value(a),(d)

COMMON STOCKS — 96.7%
Australia — 6.8%
1,595,943	Beach Energy Ltd	$1,574,468
448,484	Boart Longyear Ltd	1,925,082
26,037	Campbell Brothers Ltd	1,281,183
290,036	Challenger Ltd/AU	1,527,880
1,111,080	Commonwealth Property Office Fund	1,122,625
1,454,251	Envestra Ltd	1,077,958
1,516,964	FKP Property Group	1,139,726
499,952	FlexiGroup Ltd	1,113,374
60,585	Flight Centre Ltd	1,407,863
132,941	GrainCorp Ltd	1,189,247
354,241	iiNET Ltd	993,360
54,494	Iluka Resources Ltd	988,594
693,184	Mount Gibson Iron Ltd †	1,376,359
314,508	PanAust Ltd †	1,278,761
83,743	Ramsay Health Care Ltd	1,636,942
450,088	St Barbara Ltd †	947,933

		20,581,355

Austria — 0.6%
25,773	RHI AG	777,280
42,380	Zumtobel AG	1,112,385

		1,889,665

Belgium — 0.5%
20,356	Barco NV	1,506,760

Canada — 10.8%
25,102	Atco Ltd/Canada, Class I (b)	1,625,924
194,105	AuRico Gold Inc †,(b)	2,133,354
85,561	C&C Energia Ltd †,(b)	869,405
52,486	Canadian Apartment Properties REIT (b)	1,052,495
115,037	Celestica Inc †,(b)	1,007,893
515,653	Delphi Energy Corp †,(b)	1,138,826
32,891	Dollarama Inc (b)	1,114,157
63,300	Ensign Energy Services Inc (b)	1,254,908
165,722	Gran Tierra Energy Inc †,(b)	1,095,422
25,905	Home Capital Group Inc (b)	1,389,998
70,051	Major Drilling Group International (b)	911,546
94,200	Martinrea International Inc †,(b)	788,215
273,278	Neo Material Technologies Inc †,(b)	2,629,499
189,120	New Gold Inc †,(b)	1,951,106

See Notes to Financial Statements.

1

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a),(d)

COMMON STOCKS (Continued)
Canada (Continued)
87,160	Nordion Inc (b)	$954,402
21,613	Open Text Corp †,(b)	1,383,664
49,748	Pan American Silver Corp (b)	1,540,746
80,000	Pason Systems Inc (b)	1,206,076
59,525	Quadra FNX Mining Ltd †,(b)	883,818
27,777	SXC Health Solutions Corp †,(b)	1,640,786
206,474	Taseko Mines Ltd †,(b)	1,031,888
72,153	TransForce Inc (b)	1,122,189
69,266	Transglobe Energy Corp †,(b)	790,011
104,000	Trican Well Service Ltd (b)	2,443,507
21,983	Wajax Corp (b)	828,764

		32,788,599

Denmark — 0.9%
43,311	Christian Hansen Holding A/S	1,027,066
8,242	Topdanmark A/S †	1,539,526

		2,566,592

Finland — 1.9%
37,308	Cargotec Oyj, B Shares	1,912,105
61,553	Huhtamaki OYJ	786,410
44,460	PKC Group OYJ	1,017,428
354,881	Sponda OYJ	2,062,465

		5,778,408

France — 8.7%
184,078	Alcatel-Lucent/France †	1,062,708
22,707	Arkema SA	2,337,619
25,811	Atos Origin SA	1,458,492
24,953	Eutelsat Communications	1,122,348
39,112	Ingenico	1,906,501
47,621	Medica SA	1,019,836
25,953	Mersen	1,464,090
20,478	Peugeot SA	916,799
57,104	Rexel SA	1,416,096
21,208	SEB SA	2,222,139
21,211	Societe BIC SA	2,049,866
65,244	Societe Television Francaise 1	1,187,779
15,351	Sopra Group SA	1,320,320
22,671	Technip SA	2,428,487

See Notes to Financial Statements.

2

Shares		Value(a),(d)

France (Continued)
32,949	Valeo SA	$2,249,688
24,677	Zodiac Aerospace	2,148,321

		26,311,089

Germany — 7.0%
57,681	Aareal Bank AG †	1,974,300
23,609	Adidas AG	1,872,665
46,601	Deutsche Lufthansa AG	1,014,961
23,375	Bilfinger Berger SE	2,311,259
30,814	Duerr AG	1,251,141
37,177	GEA Group AG	1,329,408
31,660	Gerresheimer AG	1,511,135
23,104	Hannover Rueckversicherung AG	1,205,113
193,449	Infineon Technologies AG	2,170,719
25,631	Lanxess AG	2,101,290
22,687	Leoni AG	1,343,889
289,477	QSC AG †	1,259,602
20,253	Rheinmetall AG	1,792,970

		21,138,452

Hong Kong — 2.3%
816,000	Dah Chong Hong Holdings Ltd	971,186
1,782,000	Giordano International Ltd	1,515,943
413,857	Great Eagle Holdings Ltd	1,383,080
3,496,000	Hutchison Telecommunications Hong Kong Holdings Ltd	1,082,456
532,453	Peace Mark Holdings Ltd †,(c)	0
2,058,000	Xinyi Glass Holdings Ltd	2,051,219

		7,003,884

Italy — 3.1%
112,810	Banca Generali SpA	1,563,378
156,071	Credito Emiliano SpA	986,899
107,874	De’Longhi SpA	1,256,987
468,336	Iren SpA	841,891
111,893	MARR SpA	1,441,531
146,565	Pirelli & C SpA	1,583,710
157,794	Recordati SpA	1,735,689

		9,410,085

Japan — 16.1%
126,700	Alps Electric Co Ltd	1,290,565
86,700	Asahi Holdings Inc	1,775,342

See Notes to Financial Statements.

3

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a),(d)

COMMON STOCKS (Continued)
Japan (Continued)
46,700	Capcom Co Ltd	$1,080,377
176,000	Dainippon Screen Manufacturing Co Ltd	1,500,006
37,200	Don Quijote Co Ltd	1,294,844
252	Dr Ci:Labo Co Ltd	1,287,204
170,815	Ebara Corp	1,005,182
51,300	Exedy Corp	1,763,622
119,100	Hulic Co Ltd	1,101,859
80,759	K’s Holdings Corp (e)	3,503,000
43,418	Kadokawa Group Holdings Inc	1,357,503
136,000	Kagoshima Bank Ltd/The	886,212
75,900	Kintetsu World Express Inc	2,498,423
73,113	Kuroda Electric Co Ltd	841,741
50,900	Lintec Corp	1,438,305
209,000	Makino Milling Machine Co Ltd	1,945,403
357,000	Mitsui Mining & Smelting Co Ltd	1,205,548
43,100	Nabtesco Corp	1,044,986
485	NET One Systems Co Ltd	936,103
118,400	Nichii Gakkan Co	1,053,577
56,200	Nihon Kohden Corp	1,392,680
116,000	Nippon Shokubai Co Ltd	1,417,514
197	Osaka Securities Exchange Co Ltd	880,785
227,000	Pioneer Corp †	1,019,105
218,000	Rengo Co Ltd	1,444,152
21,000	Ryohin Keikaku Co Ltd	1,007,505
92,000	San-In Godo Bank Ltd/The	660,197
142,000	Shiga Bank Ltd/The	808,027
69,000	Shin-Kobe Electric Machinery Co Ltd	1,104,998
110,300	Ship Healthcare Holdings Inc	2,043,353
46,300	SHO-BOND Holdings Co Ltd	1,116,718
122,200	Sumitomo Forestry Co Ltd	1,122,130
69,000	Taiyo Yuden Co Ltd	897,657
56,100	Tokyo Seimitsu Co Ltd	1,090,025
79,900	Tokyu Livable Inc	727,989
20,700	Tsuruha Holdings Inc	994,019
930	United Urban Investment Corp	1,074,266
129,000	Zeon Corp	1,209,039

		48,819,961

Luxembourg — 0.3%
29,480	Ternium SA, ADR (b)	870,544

See Notes to Financial Statements.

4

Shares		Value(a),(d)

Netherlands — 2.3%
120,518	Aalberts Industries NV	$2,817,453
26,853	Imtech NV	949,640
72,285	SBM Offshore NV	1,912,125
16,840	Vastned Retail NV	1,207,157

		6,886,375

Norway — 1.2%
251,996	Atea ASA	2,650,825
47,300	Leroey Seafood Group ASA	1,113,435

		3,764,260

Singapore — 1.2%
849,000	First Resources Ltd	960,814
1,003,000	Ho Bee Investment Ltd	1,178,235
398,000	OSIM International Ltd	484,904
4,736,000	Yongnam Holdings Ltd	1,025,263

		3,649,216

South Korea — 4.7%
68,890	BS Financial Group Inc †	978,654
14,712	Daum Communications Corp	1,534,417
44,960	Dongkuk Steel Mill Co Ltd	1,740,428
54,250	Handsome Co Ltd	1,342,702
26,516	KIWOOM Securities Co Ltd	1,401,576
11,748	Korea District Heating Corp	787,842
48,050	LG International Corp	2,465,879
23,274	SFA Engineering Corp	1,164,764
43,900	SKC Co Ltd	2,795,719

		14,211,981

Spain — 1.5%
42,676	Bolsas y Mercados Espanoles SA	1,269,538
26,393	Red Electrica Corp SA	1,594,856
44,081	Viscofan SA	1,756,219

		4,620,613

Sweden — 2.8%
110,871	Billerud AB	1,161,286
63,842	Boliden AB	1,180,143
60,796	Castellum AB	910,988
135,991	Meda AB, A Shares	1,479,231

See Notes to Financial Statements.

5

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a),(d)

COMMON STOCKS (Continued)
Sweden (Continued)
182,400	Trelleborg AB, B Shares	$2,025,048
115,054	Wihlborgs Fastigheter AB	1,664,433

		8,421,129

Switzerland — 5.7%
26,501	Adecco SA †	1,699,074
29,247	Aryzta AG	1,567,200
23,774	Austriamicrosystems AG	1,176,392
2,953	Banque Cantonale Vaudoise	1,772,865
1,023	Barry Callebaut AG †	1,012,903
4,702	Flughafen Zuerich AG	2,145,144
2,609	Forbo Holding AG †	1,979,890
1,399	Galenica AG	894,662
3,436	Helvetia Holding AG	1,471,312
13,214	Sulzer AG	2,150,159
8,935	Swiss Life Holding AG †	1,464,921

		17,334,522

United Kingdom — 18.3%
723,959	Aberdeen Asset Management PLC	2,590,679
644,347	Aegis Group PLC	1,653,834
180,439	Ashmore Group PLC	1,153,265
121,045	Babcock International Group PLC	1,383,087
224,644	Balfour Beatty PLC	1,112,340
141,831	Berendsen PLC	1,240,255
913,504	Booker Group PLC	991,577
151,526	Carillion PLC	914,036
183,835	Chemring Group PLC	1,886,926
139,092	Cookson Group PLC	1,501,381
40,110	Croda International PLC	1,214,780
816,911	EnQuest PLC †	1,612,728
613,448	GKN PLC	2,282,371
230,336	Gulfsands Petroleum PLC †	781,891
1,154,617	Howden Joinery Group PLC †	1,981,044
132,197	IMI PLC	2,234,296
262,868	Inchcape PLC	1,763,189
118,893	Inmarsat PLC	1,061,314
275,395	Intermediate Capital Group PLC	1,425,750
1,320,527	ITV PLC †	1,514,202
172,061	Jazztel PLC †	1,103,396

See Notes to Financial Statements.

6

Shares		Value(a),(d)

United Kingdom (Continued)
121,096	Lancashire Holdings Ltd	$1,268,220
659,612	Logica PLC	1,417,640
120,435	Mondi PLC	1,199,407
28,573	Next PLC	1,067,096
513,959	Paragon Group of Cos PLC	1,635,965
80,227	Pennon Group PLC	898,785
158,967	Persimmon PLC	1,230,611
127,718	Premier Oil PLC †	915,497
261,881	Restaurant Group PLC	1,236,050
148,844	Rexam PLC	914,321
230,939	Savills PLC	1,449,225
421,327	Senior PLC	1,229,412
158,811	Soco International PLC †	907,947
51,547	Spectris PLC	1,317,131
416,513	Spirent Communications PLC	996,185
323,087	Stagecoach Group PLC	1,323,894
97,146	Synergy Health PLC	1,426,555
99,872	Vitec Group PLC/The	978,175
57,938	Whitbread PLC	1,501,824
39,634	XP Power Ltd	1,001,385

		55,317,666

TOTAL COMMON STOCKS
(Cost $233,219,503)		292,871,156

PREFERRED STOCKS — 2.1%
Germany — 2.1%
15,866	Draegerwerk AG & Co KGaA	1,769,962
27,906	Fuchs Petrolub AG	1,551,809
18,996	Hugo Boss AG	1,928,443
34,975	ProSiebenSat.1 Media AG	991,494

TOTAL PREFERRED STOCKS
(Cost $2,925,942)		6,241,708

INVESTMENT COMPANY — 0.4%
(Cost $1,112,941)
1,112,941	State Street Institutional Liquid Reserves Fund (b)	1,112,941

TOTAL INVESTMENTS
(Cost $237,258,386)	99.2%	300,225,805
OTHER ASSETS AND LIABILITIES (Net)	0.8	2,493,467

NET ASSETS	100.0%	$302,719,272

See Notes to Financial Statements.

7

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2011 (continued)

†	Non-income producing security.

(a)	Unless otherwise indicated, the values of securities of the Fund were determined based on Level 2 inputs established by ASC Topic 820 (See Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(c)	Security value was determined based on Level 3 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(d)	Canadian securities, depositary receipts and foreign securities that exclusively trade in U.S. markets are valued based on the last quoted sale price on the security’s primary market or exchange. The values for all other common and preferred stocks represent fair value as of June 30, 2011 determined in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2011 fair valued securities represent $265,453,721, 87.7% of net assets.

(e)	Security, or a portion thereof, is designated on the Fund’s books or pledged as collateral for futures contracts.

ABBREVIATION:
ADR	— American Depositary Receipt
REIT	— Real Estate Investment Trust

At June 30, 2011 industry diversification of the Fund was as follows:

	% of
	Net Assets	Value

COMMON STOCKS:
Machinery	6.3%	$18,944,593
Metals & Mining	6.0	18,040,768
Chemicals	5.3	16,170,830
Auto Components	4.0	12,062,715
Real Estate Management & Development	3.8	11,618,000
Oil, Gas & Consumable Fuels	3.2	9,686,195
Construction & Engineering	3.1	9,354,339
Energy Equipment & Services	3.0	9,245,102
Electronic Equipment & Instruments	3.0	9,091,274
Household Durables	2.9	8,830,861
Capital Markets	2.7	8,134,648
Health Care Providers & Services	2.7	8,074,925
Information Technology Services	2.6	7,783,380
Food Products	2.5	7,599,818
Specialty Retail	2.5	7,484,891
Insurance	2.3	6,949,093
Media	2.3	6,835,666
Commercial Services & Supplies	2.1	6,448,550
Commercial Banks	2.0	6,092,852
Semiconductors & Semiconductor Equipment	2.0	5,937,143

See Notes to Financial Statements.

8

	% of
	Net Assets	Value

Electrical Equipment	1.9%	$5,700,286
Trading Companies & Distributors	1.8	5,552,481
Diversified Telecommunication Services	1.8	5,500,128
Thrifts & Mortgage Finance	1.6	5,000,264
Multiline Retail	1.5	4,483,602
Real Estate Investment Trusts (REITs)	1.5	4,456,543
Hotels, Restaurants & Leisure	1.4	4,145,737
Aerospace & Defense	1.3	4,035,247
Diversified Financial Services	1.2	3,678,202
Food & Staples Retailing	1.1	3,427,128
Industrial Conglomerates	1.1	3,294,351
Textiles, Apparel & Luxury Goods	1.1	3,215,366
Pharmaceuticals	1.1	3,214,920
Containers & Packaging	1.0	3,144,882
Professional Services	1.0	2,980,257
Internet Software & Services	1.0	2,918,081
Distributors	0.9	2,734,375
Air Freight & Logistics	0.8	2,498,423
Multi-Utilities	0.8	2,467,814
Life Sciences Tools & Services	0.8	2,465,537
Road & Rail	0.8	2,446,083
Paper & Forest Products	0.8	2,360,693
Transportation Infrastructure	0.7	2,145,144
Communications Equipment	0.7	2,058,892
Gas Utilities	0.6	1,865,800
Health Care Technology	0.5	1,640,786
Electric Utilities	0.5	1,594,856
Health Care Equipment & Supplies	0.5	1,392,680
Personal Products	0.4	1,287,204
Consumer Finance	0.4	1,113,374
Software	0.4	1,080,377
Airlines	0.3	1,014,961
Leisure Equipment & Products	0.3	978,175
Automobiles	0.3	916,799
Water Utilities	0.3	898,785
Construction Materials	0.2	777,280

TOTAL COMMON STOCKS	96.7	292,871,156

See Notes to Financial Statements.

9

Munder International Small-Cap Fund

Portfolio of Investments, June 30, 2011 (continued)

	% of
	Net Assets	Value

PREFERRED STOCKS:
Textiles, Apparel & Luxury Goods	0.7%	$1,928,443
Health Care Equipment & Supplies	0.6	1,769,962
Chemicals	0.5	1,551,809
Media	0.3	991,494

TOTAL PREFERRED STOCKS	2.1	6,241,708
INVESTMENT COMPANY	0.4	1,112,941

TOTAL INVESTMENTS	99.2	300,225,805
OTHER ASSETS	0.8	2,493,467

NET ASSETS	100.0%	$302,719,272

See Notes to Financial Statements.

10

[This Page Intentionally Left Blank]

11

Munder International Small-Cap Fund

Statement of Assets and Liabilities, June 30, 2011

ASSETS:
Investments, at value (see accompanying schedule)	$300,225,805
Foreign currency, at value	3,834,471
Dividends and interest receivable	562,667
Receivable from Advisor	31,267
Receivable for investment securities sold	3,790,114
Receivable for Fund shares sold	570,832
Deposits with brokers for futures contacts	180,000
Variation margin receivable on open futures contracts	38,496
Prepaid expenses and other assets	91,603

Total Assets	309,325,255

LIABILITIES:
Payable for investment securities purchased	4,359,998
Payable for Fund shares redeemed	1,733,522
Investment advisory fees payable	232,190
Transfer agency/record keeping fees payable	98,316
Trustees’ fees and expenses payable	65,664
Administration fees payable	33,062
Custody fees payable	17,933
Distribution and shareholder servicing fees payable — Class A and Class C Shares	1,063
Accrued expenses and other payables	64,235

Total Liabilities	6,605,983

NET ASSETS	$302,719,272

Investments, at cost	$237,258,386

Foreign currency, at cost	$3,800,797

See Notes to Financial Statements.

12

NET ASSETS consist of:
Undistributed net investment income	$2,176,981
Accumulated net realized loss on investments sold	(84,034,956)
Unrealized appreciation of investments and futures contracts	63,068,549
Paid-in capital	321,508,698

$302,719,272

NET ASSETS:
Class Y Shares	$159,001,216

Class A Shares	$3,421,254

Class C Shares	$638,606

Class I Shares	$139,658,196

SHARES OUTSTANDING:
Class Y Shares	18,999,851

Class A Shares	409,368

Class C Shares	77,651

Class I Shares	16,620,303

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$8.37

CLASS A SHARES:
Net asset value and redemption price per share	$8.36

Maximum sales charge	5.50%
Maximum offering price per share	$8.85

CLASS C SHARES:
Net asset value and offering price per share*	$8.22

CLASS I SHARES:
Net asset value, offering price and redemption price per share	$8.40

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

13

Munder International Small-Cap Fund

Statement of Operations, For the Year Ended June 30, 2011

INVESTMENT INCOME:
Interest	$4,861
Dividends(a)	5,857,494

Total Investment Income	5,862,355

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	3,888
Class C Shares	15,318
Investment advisory fees	2,497,622
Transfer agency/record keeping fees(b)	672,841
Administration fees	366,423
Custody fees	190,880
Registration and filing fees(c)	72,951
Trustees’ fees and expenses	66,035
Legal and audit fees	53,064
Printing and mailing fees(d)	39,832
Other	23,535

Total Expenses	4,002,389
Expenses reimbursed by Advisor	(454,688)

Net Expenses	3,547,701

NET INVESTMENT INCOME	2,314,654

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	33,019,355
Futures contracts	(334,840)
Foreign currency-related transactions	311,504
Net change in unrealized appreciation/(depreciation) of:
Securities	56,930,748
Futures contracts	140,501
Foreign currency-related transactions	(21,689)

Net realized and unrealized gain on investments	90,045,579

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$92,360,233

(a)	Net of foreign withholding taxes of $623,856.

(b)	Transfer agency/record keeping fees — The amounts for Class Y, Class A, Class C & Class I Shares were $623,384, $5,096, $7,717 and $36,644, respectively.

(c)	Registration and filing fees — The amounts for Class Y, Class A, Class C & Class I Shares were $53,540, $513, $660 and $18,238, respectively.

(d)	Printing and mailing fees — The amounts for Class Y, Class A, Class C & Class I Shares were $21,233, $207, $277 and $18,115, respectively.

See Notes to Financial Statements.

14

Munder International Small-Cap Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Net investment income	$2,314,654	$1,511,268
Net realized gain from security transactions, futures contracts and foreign currency-related transactions	32,996,019	5,501,852
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and foreign currency-related transactions	57,049,560	12,738,060

Net increase in net assets resulting from operations	92,360,233	19,751,180
Dividends to shareholders from net investment income:
Class Y Shares	(1,315,927)	(604,429)
Class A Shares	(6,077)	(13,329)
Class C Shares	—	(21,540)
Class I Shares	(1,503,497)	(1,338,852)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	2,208,491	57,194,171
Class A Shares	2,288,666	(850,611)
Class C Shares	(2,052,291)	(1,920,652)
Class I Shares	15,196,987	(7,150,459)
Short-term trading fees	—	897

Net increase in net assets	107,176,585	65,046,376
NET ASSETS:
Beginning of year	195,542,687	130,496,311

End of year	$302,719,272	$195,542,687

Undistributed net investment income	$2,176,981	$1,017,300

See Notes to Financial Statements.

15

Munder International Small-Cap Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Amount
Class Y Shares:
Sold	$32,220,732	$72,081,622
Issued as reinvestment of dividends	1,285,961	596,190
Redeemed	(31,298,202)	(15,483,641)

Net increase	$2,208,491	$57,194,171

Class A Shares:
Sold	$2,678,304	$301,140
Issued as reinvestment of dividends	5,628	12,824
Redeemed	(395,266)	(1,164,575)

Net increase/(decrease)	$2,288,666	$(850,611)

Class C Shares:
Sold	$103,021	$304,489
Issued as reinvestment of dividends	—	21,176
Redeemed	(2,155,312)	(2,246,317)

Net decrease	$(2,052,291)	$(1,920,652)

Class I Shares:
Sold	$15,000,000	$357,223
Issued as reinvestment of dividends	196,987	223,200
Redeemed	—	(7,730,882)

Net increase/(decrease)	$15,196,987	$(7,150,459)

See Notes to Financial Statements.

16

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Shares
Class Y Shares:
Sold	4,277,609	12,316,163
Issued as reinvestment of dividends	166,651	95,086
Redeemed	(4,187,561)	(2,549,652)

Net increase	256,699	9,861,597

Class A Shares:
Sold	338,410	48,909
Issued as reinvestment of dividends	728	2,045
Redeemed	(55,481)	(186,167)

Net increase/(decrease)	283,657	(135,213)

Class C Shares:
Sold	13,539	52,881
Issued as reinvestment of dividends	—	3,415
Redeemed	(294,668)	(360,506)

Net decrease	(281,129)	(304,210)

Class I Shares:
Sold	2,010,723	58,564
Issued as reinvestment of dividends	25,418	35,541
Redeemed	—	(1,271,676)

Net increase/(decrease)	2,036,141	(1,177,571)

See Notes to Financial Statements.

17

Munder International Small-Cap Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares					A Shares
	Year	Year	Year	Period		Year	Year	Year	Period
	Ended	Ended	Ended	Ended		Ended	Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)		6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)

Net asset value, beginning of period	$5.77	$5.09	$8.74	$10.00		$5.77	$5.08	$8.73	$10.00

Income/(loss) from investment operations:
Net investment income/(loss)	0.06	0.06	0.07	0.11		0.06	0.02	0.05	0.17
Net realized and unrealized gain/(loss) on investments	2.61	0.69	(3.62)	(1.37)		2.58	0.73	(3.61)	(1.44)

Total from investment operations	2.67	0.75	(3.55)	(1.26)		2.64	0.75	(3.56)	(1.27)

Less distributions:
Dividends from net investment income	(0.07)	(0.07)	(0.10)	—		(0.05)	(0.06)	(0.09)	—
Distributions from net realized gains	—	—	—	(0.00	)(d)	—	—	—	(0.00	)(d)

Total distributions	(0.07)	(0.07)	(0.10)	(0.00	)(d)	(0.05)	(0.06)	(0.09)	(0.00	)(d)

Short-term trading fees	—	0.00 (d)	0.00 (d)	0.00	(d)	—	0.00 (d)	0.00 (d)	0.00	(d)

Net asset value, end of period	$8.37	$5.77	$5.09	$8.74		$8.36	$5.77	$5.08	$8.73

Total return(c)	46.39%	14.69%	(40.87)%	(12.57)%		45.85%	14.62%	(40.99)%	(12.67)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$159,001	$108,224	$45,239	$3,862		$3,421	$725	$1,327	$2,880
Ratio of operating expenses to average net assets	1.46%	1.46%	1.46%	1.46	%(e)	1.71%	1.71%	1.71%	1.71	%(e)
Ratio of net investment income/(loss) to average net assets	0.77%	0.90%	1.49%	1.37	%(e)	0.82%	0.28%	0.86%	2.06	%(e)
Portfolio turnover rate	74%	88%	91%	91%		74%	88%	91%	91%
Ratio of operating expenses to average net assets without expense reimbursements	1.71%	1.82%	2.36%	2.46	%(e)	1.83%	2.07%	2.56%	2.80	%(e)

(a)	Class Y Shares, Class A Shares, Class C Shares and Class I Shares of the Fund commenced operations on August 17, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	Amount is less than $0.005 per share.

(e)	Annualized.

See Notes to Financial Statements.

18

C Shares					I Shares
Year	Year	Year	Period		Year	Year	Year	Period
Ended	Ended	Ended	Ended		Ended	Ended	Ended	Ended
6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)		6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)

$5.68	$5.03	$8.67	$10.00		$5.80	$5.11	$8.77	$10.00

(0.04)	(0.02)	0.02	0.14		0.08	0.07	0.07	0.14

2.58	0.70	(3.59)	(1.47)		2.61	0.71	(3.62)	(1.36)

2.54	0.68	(3.57)	(1.33)		2.69	0.78	(3.55)	(1.22)

—	(0.03)	(0.07)	—		(0.09)	(0.09)	(0.11)	(0.01)

—	—	—	(0.00	)(d)	—	—	—	(0.00	)(d)

—	(0.03)	(0.07)	(0.00	)(d)	(0.09)	(0.09)	(0.11)	(0.01)

—	0.00 (d)	0.00 (d)	0.00	(d)	—	0.00 (d)	0.00 (d)	0.00	(d)

$8.22	$5.68	$5.03	$8.67		$8.40	$5.80	$5.11	$8.77

44.72%	13.49%	(41.39)%	(13.27)%		46.52%	15.13%	(40.76)%	(12.21)%

$639	$2,038	$3,332	$2,681		$139,658	$84,557	$80,598	$170,390

2.46%	2.46%	2.46%	2.46	%(e)	1.20%	1.20%	1.20%	1.20	%(e)

(0.64)%	(0.35)%	0.38%	1.77	%(e)	1.04%	1.08%	1.33%	1.72	%(e)
74%	88%	91%	91%		74%	88%	91%	91%

2.79%	2.83%	3.33%	3.28	%(e)	1.28%	1.35%	1.45%	1.50	%(e)

See Notes to Financial Statements.

19

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20

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2011

1.	Organization

As of June 30, 2011, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder International Small-Cap Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term growth of capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 4 classes of shares — Class A, Class C, Class Y and Class I Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y and Class I Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts,

21

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2011 (continued)

if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security and depositary receipts may be valued based on the underlying securities value and relevant exchange rate. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, significant event fair value factors, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder International Small-Cap Fund
 Notes to Financial Statements, June 30, 2011 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2011:

		Investments in
	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1 — Quoted Prices	$34,772,084	$87,280
Level 2 — Other Significant Observable Inputs	265,453,721	—
Level 3 — Significant Unobservable Inputs	— **	—

Total	$300,225,805	$87,280

*	Other financial instruments include, if applicable, open futures contracts, swap contracts, written options and other derivative instruments, which are not reflected in the Portfolio of Investments. Derivative instruments are valued at the unrealized appreciation/(depreciation) on the instrument.

Securities or other financial instruments that transfer between levels during the fiscal year are treated as though the transfer occurred at the beginning of the fiscal year.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by country.

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Common Stock
Hong Kong
Balance as of 6/30/2010		$—	**
Transfer into Level 3		—
Transfer out of Level 3		—
Gross purchases		—
Gross sales		—
Accrued discounts		—
Accrued premiums		—
Realized gains		—
Realized losses		—
Change in unrealized appreciation/(depreciation)		—

Balance as of 6/30/2011	$		**

Net change in unrealized appreciation/(depreciation) from investments still held at end of the period		$—

**	Level 3 valuation inputs were used to value certain securities held by the Fund at zero.

23

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2011 (continued)

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge

24

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2011 (continued)

as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class I Shares are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: Prior to October 30, 2010, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. Fees collected (if any) are shown in the

25

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2011 (continued)

accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2011.

The Fund’s tax returns since inception remain subject to examination by U.S. federal and state tax authorities.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”), is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.95% on the first $1 billion of its average daily net assets, and 0.90% on average daily net assets exceeding $1 billion. During the year ending June 30, 2011, the Fund paid an annual effective rate of 0.95% for advisory services.

Pursuant to an Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.71%, 2.46%, 1.46% and 1.20% for Class A, Class C, Class Y and Class I Shares, respectively (collectively, “Target Operating Expenses”). For the year ended June 30, 2011, the Advisor reimbursed expenses pursuant to the Expense Limitation Agreement on behalf of the Fund

26

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2011 (continued)

totaling $454,688, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2011, the total amount eligible for repayment to the Advisor was $1,372,709. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2011, the Advisor earned $366,423 before payment of sub-administration fees and $247,535 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2011, the Fund paid an annual effective rate of 0.1394% for administrative services.

Each Trustee was paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For services rendered prior to January 1, 2011, each Trustee was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee of

27

Munder International Small-Cap Fund
 Notes to Financial Statements, June 30, 2011 (continued)

MST and MST II, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2011, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y and I Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class C
Shares	Shares
12b-1 Fees	12b-1 Fees

0.25%	1.00%

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $210,386,166 and $191,322,606, respectively, for the year ended June 30, 2011.

At June 30, 2011, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $66,501,806,

28

Munder International Small-Cap Fund
 Notes to Financial Statements, June 30, 2011 (continued)

aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $4,723,615 and net appreciation for Federal income tax purposes was $61,778,191. At June 30, 2011, aggregate cost for Federal income tax purposes was $238,447,614.

6.	Derivative Financial Instruments

The Fund is required to value derivatives at fair value and recognize changes in fair value through the Statement of Operations. As such, none of the Fund’s derivative transactions qualify for hedge accounting. The fair value of derivative instruments held by the Fund as of June 30, 2011 was as follows:

Derivatives	Asset Derivatives	Fair Value

Equity Contracts (Futures)	Balance Sheet Location:
	Net Assets — Net Unrealized Appreciation	$87,280	*

*	Includes cumulative appreciation/(depreciation) of futures contracts as described below. The Statement of Assets and Liabilities only separately discloses current day’s variation margin.

For the year ended June 30, 2011, the Fund had the following derivative activity:

		Net Change in Unrealized
	Net Realized Loss	Appreciation/(Depreciation)
Derivatives	Recognized in Income	Recognized in Income

Equity Contracts (Futures)	$(334,840)	$140,501

At June 30, 2011, the Fund had the following open financial futures contracts*:

		Notional	Market	Gross
		Value of	Value of	Unrealized
Long Positions	Contracts	Contracts	Contracts	Appreciation

MSCI EAFE eMini Index, September 2011	30	$2,486,570	$2,573,850	$87,280

*	Volume of derivatives held at year end is indicative of the approximate volume held during the year.

7.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and

29

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2011 (continued)

foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

8.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the year ended June 30, 2011, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2011, total commitment fees for the Fund were $2,916.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2011, permanent differences resulting primarily from foreign currency gains and losses and passive foreign investment company

30

Munder International Small-Cap Fund

Notes to Financial Statements, June 30, 2011 (continued)

gains and losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net	Accumulated Net
Investment Income	Realized Loss

$1,670,528	$(1,670,528)

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed	Capital Loss	Unrealized
Ordinary Income	Carryover	Appreciation	Total

$3,287,837	$(83,830,095)	$61,792,040	$(18,750,218)

The differences between book and tax distributable earnings were primarily due to wash sales, futures contracts mark to market, passive foreign investment company unreversed inclusions and deferred trustees’ fees.

The tax character of dividends paid to shareholders during the years ended June 30, 2011 and June 30, 2010 was as follows:

Ordinary
Income
June 30, 2011	$2,825,501
June 30, 2010	1,978,150

As determined at June 30, 2010, the Fund had available for Federal income tax purposes $83,830,095 of unused capital losses of which $22,912,716 and $60,917,379 expire in 2017 and 2018, respectively.

The Fund utilized capital loss carryforwards during the year ended June 30, 2011 in the amount of $31,163,230.

31

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder International Small-Cap Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder International Small-Cap Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder International Small-Cap Fund of Munder Series Trust at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 22, 2011

32

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2011

11.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2011, the Fund designated approximately $6,486,212 pursuant to the Internal Revenue Code as qualified dividend income available for reduced tax rates.

The Fund designated $590,486 as foreign taxes paid and $6,481,351 as foreign source income for regular Federal income tax purposes.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 16-17, 2011, the Board of Trustees voted unanimously to approve the continuation of

33

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2011. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2011 Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

34

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the impact of the then current market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2010 and 2011, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided to the Fund by the Advisor during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

35

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2010, including (1) the one- and three-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one- and three-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one- and three-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one- and three-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2010: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one-year period but trailed the performance of its benchmark for the three-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-year period but trailed the median performance of the Fund’s Lipper peer group for the three-year period.

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2011. The Board also considered information provided by the Advisor regarding the impact of the then current market activity and economic conditions on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

36

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2010, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2011, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and reductions in contractual advisory fees with respect to certain of the Munder Funds in recent years, including reductions in contractual advisory fees with respect to one Munder Fund in 2010 and 2011. With respect to the Fund, no implementation of contractual advisory fee breakpoints nor reductions in the advisory fees for the Fund were made during 2010 and 2011. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average

37

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2011. In addition, the Board considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2011.

38

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2011, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position(s) with	Office(1) and	Principal Occupation(s)	Complex	Held by Trustee
	the Munder	Length of	During Past	Overseen	During Past
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	5 Years

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05).	12	Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Fieldstone Investment Corporation (11/03 to 6/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66).	12	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08); Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).

39

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

				Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position(s) with	Office(1) and	Principal Occupation(s)	Complex	Held by Trustee
	the Munder	Length of	During Past	Overseen	During Past
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	5 Years

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	12	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

40

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Number of
				Portfolios	Other
		Term of		in Fund	Directorships
	Position(s) with	Office(1) and	Principal Occupation(s)	Complex	Held by Trustee
	the Munder	Length of	During Past	Overseen	During Past
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	5 Years

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (since 3/04); Canadian Royalties Inc. (6/09 to 3/10).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

41

Munder International Small-Cap Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

	Position(s) with	Term of Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	President and Principal Executive Officer	through 2/12; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/12; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Vice President and Principal Financial Officer	through 2/12; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 6/07).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Treasurer and Principal Accounting Officer	through 2/12; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

42

Munder International Small-Cap Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

	Position(s) with	Term of Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Assistant Treasurer	through 2/12; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 35	Assistant Treasurer	through 2/12; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Assistant Secretary	through 2/12; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Assistant Secretary	through 2/12; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/12; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

43

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNISC611

ANNUAL REPORT
June 30, 2011

Munder Growth Opportunities Fund
Class Y, A, B, C & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds® Letter to Shareholders (Unaudited)

DEAR SHAREHOLDER:

The broad stock market, measured by the Russell 3000® Index, which spans the capitalization ranges of the market, had strong performance for the year ended June 30, 2011. The Index returned 32.37% for the twelve-month time period. Strong performance during the first nine months of the time period more than offset flat to slightly negative returns for the April through June quarter.

According to the Russell family of indices, mid-cap stocks represented the “sweet spot” of the market, with the Russell Midcap® Index posting a 38.47% return. The Russell 2000® Index, a benchmark of small-cap stocks, was only slightly behind, with a return of 37.41%, while the large-cap Russell 1000® Index posted a 31.93% return. For the one-year time period, growth stocks outperformed value stocks. Growth stocks are those with higher than average anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market.

International stock markets, as measured by the MSCI ACWI (All Country World Index) Index ex-U.S., also had strong performance, with the Index posting a 30.27% return for the year ended June 30, 2011. The Index followed the same pattern as the U.S. market: strong performance for the first three quarters of the twelve-month time period and then flat to negative performance for the April through June quarter.

While the U.S. fixed income market had positive performance for the twelve months ended June 30, 2011, it lagged significantly behind the stock market. The Barclays Capital Aggregate U.S. Bond Index, a measure of the broad fixed income market, posted a 3.90% return for the year. The U.S. Treasury sector of the market had the weakest performance, while the commercial mortgage-backed (CMBS) sector had the strongest returns, followed by the corporate and mortgage-backed (MCS) sectors. Among investment grade securities, lower quality securities had the best performance. AAA rated securities posted a 3.05% return for the twelve-months ended June 30, 2011, while securities with a BBB rating had an 8.39% return.

In managing each of the Munder equity and fixed income funds, we pay careful attention to both risk and return, with the goal of earning competitive returns with acceptable levels of risk. We believe this is an important part of fund management, given the inherent volatility of the financial markets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
19	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Notes to Financial Statements — Unaudited

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance (Unaudited)

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

A significant portion of the Fund’s assets is likely to be invested in the information technology sector. In addition, the Fund concentrates its investments in Internet-related securities. Investments in both of these areas tend to be relatively volatile. The Fund is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund also may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2011. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2011, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2011. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Michael Gura, Mark Lebovitz and Kenneth Smith*

Although ending on a weak note, the stock market exhibited strong performance for the year ended June 30, 2011. Reflecting that strength, the Fund posted a 35.29% return for the twelve-month time period. This return was slightly ahead of the 35.01% return for its Russell 1000® Growth benchmark, but slightly behind the 35.80% median return for the Lipper universe of multi-cap growth mutual funds. (Please note: Effective October 30, 2010, the benchmark for the Fund was changed from the NASDAQ Composite Index to the Russell 1000® Growth Index.)

The focus of the Fund is on stocks with long-term secular growth drivers. Given the volatility in the stock market and our concern about the upside potential of the stock market rally, we “barbelled” this approach during the year ended June 30, 2011 by adding to positions in companies with more modest growth prospects but very attractive relative valuations. The goal of this strategy was to provide the best combination of long-term growth opportunities and near-term protection in a volatile market.

The holdings in the Fund’s consumer discretionary and information technology sectors were the largest positive contributors to the Fund’s relative strength. In contrast, the Fund’s financials sector had relatively weak performance.

The primary detractors from the relative performance of the financials sector were overweights in Digital Realty Trust, Inc. (0.5% of the Fund) and TD Ameritrade Holding Corp. (0.9%). A position in Itau Unibanco Holding S.A., a bank headquartered in Brazil and not represented in the Fund’s Russell 1000® Growth benchmark, also held back the sector’s relative return. The stock was sold in May due to our concerns about the bank’s loan growth outlook.

In the consumer discretionary sector, several stocks were key contributors to relative performance. Priceline.com, Inc. (1.3%), which had a significant overweight in the Fund and was up by approximately 190% for the year ended June 30, 2011, added over 250 basis points (2.5 percentage points) to the Fund’s relative performance. Priceline.com benefitted from strong growth in the company’s European travel booking service. Overweights in Amazon.com, Inc. (0.8%) and Expedia, Inc., and a position in Shutterfly, Inc., a provider of personalized photo-based products and services that is not represented in the Fund’s benchmark, also had a positive impact on relative returns. Both Expedia and Shutterfly were sold in May. Expedia was sold due to competitive concerns, while Shutterfly was eliminated from the Fund for valuation reasons after significant appreciation in the stock. Sally Beauty Holdings, Inc. (2.2%), an international retailer and distributor of professional beauty supplies, was another contributor to the sector’s relative strength. The company has shown strong growth from new store openings and same-store growth in its existing stores.

In the Fund’s information technology sector, the holdings of three Chinese stocks each added a full percentage point or more to the Fund’s relative performance: Sina Corp. (3.7%), Sohu.com, Inc. (0.9%) and Baidu, Inc. (0.8%). All three stocks appreciated due to strong growth in their respective businesses, driven by growth in the Chinese economy and the shift in advertising dollars to online platforms. Another

iii

Chinese stock, NetEase.com, Inc. (eliminated from the Fund in September), and an Israeli stock, Check Point Software Technologies Ltd. (1.0%), were also among the top contributors to the Fund’s relative strength. None of these companies were represented in the Fund’s Russell 1000® Growth benchmark. The timing of the sale of Monster Worldwide, Inc. (sold from the Fund in February), an overweight in BMC Software, Inc. (1.6%), and an underweight in Hewlett-Packard Co. and Cisco Systems, Inc., as well as the timing of the sale of Cisco Systems, rounded out the list of the technology stocks having the most favorable impact on relative returns. Both Hewlett-Packard and Cisco Systems were sold in May, despite very attractive valuations, as we became convinced that both companies would see limited growth in the coming years.

*	Mr. Gura became a member of the portfolio management team in October 2010, and was therefore not involved in its management during the entire twelve months ended June 30, 2011.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Fund’s primary benchmark was changed from the NASDAQ Composite Index to the Russell 1000® Growth Index effective October 30, 2010 because the Advisor believes that the Russell 1000® Growth Index more closely reflects the investment strategies of the Fund. The Russell 1000® Growth Index is a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with higher price-to-book ratios and higher forecasted growth values. The NASDAQ Composite Index is a capitalization-weighted index that measures the performance of all domestic and international based common-type stocks listed on the NASDAQ Stock Market. You cannot invest directly in an Index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of multi-cap growth funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns (Unaudited)

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Growth Opportunities Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/11(1)
							Lipper
				Russell			Multi-Cap
				1000	S&P	NASDAQ	Growth
Class and	With		Without	Growth	500®	Composite	Funds
Inception Date	Load		Load	Index*	Index*	Index*	Median**

CLASS Y 6/1/98	N/A		$12,236	$12,480	$13,071	$13,796	$12,940

CLASS A 8/19/96	$11,288	#	11,943	12,480	13,071	13,796	12,940

CLASS B 6/1/98	N/A		11,248	12,480	13,071	13,796	12,940

CLASS C 11/3/98	N/A		11,078	12,480	13,071	13,796	12,940

CLASS R 7/29/04	N/A		18,327	14,829	13,804	15,597	15,158

(1)	Amounts represent growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of a maximum sales charge of 5.50% for Class A Shares.

*	The Fund’s primary benchmark was changed from the NASDAQ Composite Index to the Russell 1000® Growth Index effective October 2010 because the Advisor believes that the Russell 1000® Growth Index more closely reflects the investment strategies of the Fund. The Russell 1000® Growth Index is a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with higher price-to-book ratios and higher forecasted growth values. The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The NASDAQ Composite Index is a capitalization-weighted index that measures the performance of all domestic and international based common-type stocks listed on the NASDAQ Stock Market. Index comparative returns commence on 7/1/01 for Class Y, A, B and C Shares of the Fund and commence on 8/1/04 for Class R Shares of the Fund.

**	The Lipper Multi-Cap Growth Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 7/1/01 for Class Y, A, B and C Shares of the Fund and commence on 8/1/04 for Class R Shares of the Fund. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/11
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 6/1/98	N/A		35.29%	N/A		9.09%	N/A		2.04%	N/A		4.70%

CLASS A 8/19/96	27.50%	#	34.92%	7.60%	#	8.82%	1.22%	#	1.79%	N/A	+	8.95%

CLASS B 6/1/98	28.95%	†	33.95%	7.71%	†	8.01%	N/A		1.18%	N/A		3.96%

CLASS C 11/3/98	32.93%	†	33.93%	N/A		8.01%	N/A		1.03%	N/A		2.89%

CLASS R 7/29/04	N/A		34.57%	N/A		8.54%	N/A		N/A	N/A		9.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C and R Shares during the fiscal year ended 6/30/10 restated to reflect the management fees effective 3/1/11 were 1.75%, 2.00%, 2.76%, 2.75% and 2.22%, respectively. Expenses for the fiscal year ended 6/30/11 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class A, B and C Shares during the 1996 and 1998 calendar years and the Fund’s Class Y Shares during the 1998 calendar year. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. In addition, the Fund’s transfer agent limited certain expenses of the Fund’s Class Y, A, B, C and R Shares during the 2002-2004 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution and the Fund’s transfer agent had not limited expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

+	Class A Shares of the Fund were not subject to any sales charges until June 1998.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period	Expense
	1/1/11	6/30/11	1/1/11-6/30/11(1),(2)	Ratio(2)

Actual
Class Y	$1,000.00	$1,057.20	$8.11	1.59%
Class A	$1,000.00	$1,056.00	$9.38	1.84%
Class B	$1,000.00	$1,052.00	$13.13	2.58%
Class C	$1,000.00	$1,052.00	$13.13	2.58%
Class R	$1,000.00	$1,054.70	$10.60	2.08%

Hypothetical
Class Y	$1,000.00	$1,016.91	$7.95	1.59%
Class A	$1,000.00	$1,015.67	$9.20	1.84%
Class B	$1,000.00	$1,012.00	$12.87	2.58%
Class C	$1,000.00	$1,012.00	$12.87	2.58%
Class R	$1,000.00	$1,014.48	$10.39	2.08%

(1)	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

(2)	Effective March 1, 2011, Munder Capital Management reduced the investment advisory fee for the Fund to 0.75% of the first $1 billion of average daily net assets; 0.725% of the next $1 billion of average daily net assets; and 0.70% of average daily net assets in excess of $2 billion. If this arrangement had been in place during the entire one-half year period ended 6/30/11, expenses paid on an actual $1,000 investment during the period would have been $7.96, $9.23, $13.02, $13.02, and $10.49 for Class Y, A, B, C and R Shares, respectively, and expenses paid on a hypothetical $1,000 investment with a 5% rate of return during the period would have been $7.80, $9.05, $12.77, $12.77, and $10.29 for Class Y, A, B, C and R Shares, respectively.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Growth Opportunities Fund

Portfolio of Investments, June 30, 2011

Shares		Value(a)

COMMON STOCKS — 97.6%
Consumer Discretionary — 13.1%
Auto Components — 2.2%
182,000	Gentex Corp	$5,501,860
126,000	Johnson Controls Inc	5,249,160

		10,751,020

Hotels, Restaurants & Leisure — 0.8%
100,000	Home Inns & Hotels Management Inc, ADR †	3,804,000

Internet & Catalog Retail — 2.1%
19,100	Amazon.com Inc †	3,905,759
12,366	priceline.com Inc †	6,330,527

		10,236,286

Media — 1.4%
136,000	DIRECTV, Class A †	6,911,520

Multiline Retail — 2.2%
91,400	Dollar Tree Inc †	6,089,068
173,400	Macy’s Inc	5,070,216

		11,159,284

Specialty Retail — 4.4%
8,700	AutoZone Inc †	2,565,195
180,300	PetSmart Inc	8,180,211
628,862	Sally Beauty Holdings Inc †	10,753,540

		21,498,946

Total Consumer Discretionary		64,361,056

Consumer Staples — 4.7%
Beverages — 0.9%
110,000	Dr Pepper Snapple Group Inc	4,612,300

Food & Staples Retailing — 1.7%
58,100	United Natural Foods Inc †	2,479,127
139,000	Walgreen Co	5,901,940

		8,381,067

Tobacco — 2.1%
151,500	Philip Morris International Inc	10,115,655

Total Consumer Staples		23,109,022

See Notes to Financial Statements.

1

Munder Growth Opportunities Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy — 12.4%
Energy Equipment & Services — 2.0%
94,922	Halliburton Co	$4,841,022
59,973	Schlumberger Ltd	5,181,667

		10,022,689

Oil, Gas & Consumable Fuels — 10.4%
142,125	Chevron Corp	14,616,135
146,244	ConocoPhillips	10,996,086
59,983	Exxon Mobil Corp	4,881,417
40,600	Marathon Oil Corp	2,138,808
130,500	Murphy Oil Corp	8,568,630
166,900	Peabody Energy Corp	9,832,079

		51,033,155

Total Energy		61,055,844

Financials — 3.2%
Capital Markets — 0.9%
226,700	TD Ameritrade Holding Corp	4,422,917

Consumer Finance — 1.8%
73,000	American Express Co	3,774,100
94,800	Capital One Financial Corp	4,898,316

		8,672,416

Real Estate Investment Trusts (REITs) — 0.5%
41,500	Digital Realty Trust Inc	2,563,870

Total Financials		15,659,203

Health Care — 11.7%
Biotechnology — 2.8%
60,800	Celgene Corp †	3,667,456
244,200	Gilead Sciences Inc †	10,112,322

		13,779,778

Health Care Equipment & Supplies — 0.8%
10,105	Intuitive Surgical Inc †	3,760,172

Health Care Providers & Services — 1.9%
45,400	Catalyst Health Solutions Inc †	2,534,228
457,900	Health Management Associates Inc, Class A †	4,936,162
39,847	UnitedHealth Group Inc	2,055,308

		9,525,698

See Notes to Financial Statements.

2

Shares		Value(a)

Health Care (Continued)
Life Sciences Tools & Services — 0.6%
38,100	Illumina Inc †	$2,863,215

Pharmaceuticals — 5.6%
162,250	Abbott Laboratories	8,537,595
191,565	Endo Pharmaceuticals Holdings Inc †	7,695,166
92,040	Teva Pharmaceutical Industries Ltd, ADR	4,438,169
97,980	Watson Pharmaceuticals Inc †	6,734,165

		27,405,095

Total Health Care		57,333,958

Industrials — 12.4%
Aerospace & Defense — 2.1%
117,000	United Technologies Corp	10,355,670

Air Freight & Logistics — 1.5%
101,900	United Parcel Service Inc, Class B	7,431,567

Commercial Services & Supplies — 0.8%
128,000	Waste Connections Inc	4,061,440

Industrial Conglomerates — 1.3%
27,900	3M Co	2,646,315
191,300	General Electric Co	3,607,918

		6,254,233

Machinery — 3.1%
91,000	Caterpillar Inc	9,687,860
58,000	Joy Global Inc	5,523,920

		15,211,780

Professional Services — 1.8%
153,354	51job Inc, ADR †	8,607,760

Road & Rail — 1.8%
240,000	Hertz Global Holdings Inc †	3,811,200
49,000	Union Pacific Corp	5,115,600

		8,926,800

Total Industrials		60,849,250

Information Technology — 33.5%
Communications Equipment — 1.5%
133,590	Qualcomm Inc	7,586,576

See Notes to Financial Statements.

3

Munder Growth Opportunities Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Computers & Peripherals — 9.3%
69,580	Apple Inc †	$23,355,919
398,400	Dell Inc †	6,641,328
93,000	NetApp Inc †	4,908,540
169,900	SanDisk Corp †	7,050,850
100,000	Western Digital Corp †	3,638,000

		45,594,637

Electronic Equipment & Instruments — 0.7%
185,000	Corning Inc	3,357,750

Information Technology Services — 2.0%
58,000	International Business Machines Corp	9,949,900

Internet Software & Services — 9.5%
28,800	Baidu Inc/China, ADR †	4,035,744
17,688	Google Inc, Class A †	8,956,849
5,786	Mainstream Data Inc, Class A †,(b),(c),(d),(e)	8,922
2,703,550	Move Inc †	5,920,774
172,500	Sina Corp/China †	17,957,250
63,450	Sohu.com Inc †	4,585,532
614,314	TheStreet Inc (f)	1,885,944
236,120	Yahoo! Inc †	3,551,245

		46,902,260

Semiconductors & Semiconductor Equipment — 3.2%
118,000	ASML Holding NV, NYR	4,361,280
268,030	Intel Corp	5,939,545
238,700	Skyworks Solutions Inc †	5,485,326

		15,786,151

Software — 7.3%
139,890	BMC Software Inc †	7,651,983
90,780	Check Point Software Technologies Ltd †	5,160,843
255,140	Microsoft Corp	6,633,640
335,775	Oracle Corp	11,050,355
115,040	Red Hat Inc †	5,280,336

		35,777,157

Total Information Technology		164,954,431

See Notes to Financial Statements.

4

Shares		Value(a)

Materials — 4.9%
Chemicals — 2.5%
47,000	Praxair Inc	$5,094,330
312,000	Solutia Inc †	7,129,200

		12,223,530

Metals & Mining — 2.4%
29,100	Cliffs Natural Resources Inc	2,690,295
171,000	Freeport-McMoRan Copper & Gold Inc	9,045,900

		11,736,195

Total Materials		23,959,725

Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.5%
59,084	CenturyLink Inc	2,388,766

Utilities — 1.2%
Electric Utilities — 1.2%
83,000	ITC Holdings Corp	5,956,910

TOTAL COMMON STOCKS
(Cost $449,139,124)		479,628,165

PREFERRED STOCK — 1.8%
(Cost $6,170,323)
Consumer Staples — 1.8%
Beverages — 1.8%
260,000	Cia de Bebidas das Americas, ADR	8,769,800

INVESTMENT COMPANY — 0.9%
(Cost $4,777,532)
4,777,532	State Street Institutional Liquid Reserves Fund	4,777,532

TOTAL INVESTMENTS
(Cost $460,086,979)	100.3%	493,175,497
OTHER ASSETS AND LIABILITIES (Net)	(0.3)	(1,622,408)

NET ASSETS	100.0%	$491,553,089

†	Non-income producing security.

(a)	Unless otherwise indicated, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Security value was determined based on Level 3 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

5

Munder Growth Opportunities Fund
 Portfolio of Investments, June 30, 2011 (continued)

(c)	Security valued at fair value as of June 30, 2011 in accordance with guidelines approved by the Board of Trustees (see Notes to Financial Statements, Note 2). At June 30, 2011, this security represents $8,922, less than 0.05% of net assets.

(d)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration. The Fund does not have the right to demand that any of these securities be registered.

(e)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30, 2011, securities subject to restrictions on resale that have not been deemed to be liquid represent $8,922, less than 0.05% of net assets.

Security	Acquisition Date	Cost

Mainstream Data Inc	08/29/00	$213,440

(f)	Affiliated company security during a portion of the year ended June 30, 2011 (see Notes to Financial Statements, Note 7).

ABBREVIATIONS:
ADR	— American Depositary Receipt
NYR	— New York Registered Shares

At June 30, 2011, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	86.8%	$426,677,588
China	7.9	38,990,285
Israel	2.0	9,599,012
Netherlands	0.9	4,361,280

TOTAL COMMON STOCKS	97.6	479,628,165
PREFERRED STOCK:
Brazil	1.8	8,769,800
INVESTMENT COMPANY	0.9	4,777,532

TOTAL INVESTMENTS	100.3	493,175,497
OTHER ASSETS AND LIABILITIES (Net)	(0.3)	(1,622,408)

NET ASSETS	100.0%	$491,553,089

See Notes to Financial Statements.

6

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7

Munder Growth Opportunities Fund

Statement of Assets and Liabilities, June 30, 2011

ASSETS:
Investments, at value (see accompanying schedule)	$493,175,497
Dividends and interest receivable	271,501
Receivable for investment securities sold	14,526,448
Receivable for Fund shares sold	160,108
Prepaid expenses and other assets	55,236

Total Assets	508,188,790

LIABILITIES:
Payable for investment securities purchased	13,918,827
Payable for Fund shares redeemed	1,136,799
Trustees’ fees and expenses payable	711,829
Transfer agency/record keeping fees payable	449,877
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	157,773
Administration fees payable	48,518
Investment advisory fees payable	9,970
Custody fees payable	6,807
Accrued expenses and other payables	195,301

Total Liabilities	16,635,701

NET ASSETS	$491,553,089

Investments, at cost	$460,086,979

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(407,334)
Accumulated net realized loss on investments sold	(480,678,903)
Net unrealized appreciation of investments	33,089,035
Paid-in capital	939,550,291

$491,553,089

NET ASSETS:
Class Y Shares	$12,515,347

Class A Shares	$376,436,565

Class B Shares	$18,013,760

Class C Shares	$84,204,494

Class R Shares	$382,923

SHARES OUTSTANDING:
Class Y Shares	410,585

Class A Shares	12,787,085

Class B Shares	674,481

Class C Shares	3,151,534

Class R Shares	13,241

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$30.48

CLASS A SHARES:
Net asset value and redemption price per share	$29.44

Maximum sales charge	5.50%
Maximum offering price per share	$31.15

CLASS B SHARES:
Net asset value and offering price per share*	$26.71

CLASS C SHARES:
Net asset value and offering price per share*	$26.72

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$28.92

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Growth Opportunities Fund

Statement of Operations, For the Year Ended June 30, 2011

INVESTMENT INCOME:
Interest	$11,286
Dividends(a)	4,776,669
Dividends on securities of affiliated company	46,395

Total Investment Income	4,834,350

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	800,923
Class B Shares	157,894
Class C Shares	670,409
Class R Shares	1,350
Investment advisory fees	3,530,666
Transfer agency/record keeping fees	2,495,164
Administration fees	521,652
Printing and mailing fees	247,360
Trustees’ fees and expenses	124,038
Custody fees	99,475
Registration and filing fees	83,887
Legal and audit fees	48,424
Other	23,408

Total Expenses	8,804,650

NET INVESTMENT LOSS	(3,970,300)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions of unaffiliated companies	55,916,408
Security transactions of affiliated company	110,360
Foreign currency-related transactions	(42,551)
Net change in unrealized appreciation/(depreciation) of:
Securities	59,190,885
Foreign currency-related transactions	332

Net realized and unrealized gain on investments	115,175,434

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$111,205,134

(a)	Net of foreign withholding taxes of $35,327.

See Notes to Financial Statements.

10

Munder Growth Opportunities Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Net investment loss	$(3,970,300)	$(6,336,193)
Net realized gain from security transactions, litigation proceeds, and foreign currency-related transactions	55,984,217	45,332,756
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	59,191,217	22,287,788

Net increase in net assets resulting from operations	111,205,134	61,284,351
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(785,338)	(3,279,944)
Class A Shares	27,389,033	3,534,871
Class B Shares	(974,753)	(3,607,200)
Class C Shares	12,359,080	4,869,991
Class R Shares	154,810	136,675
Fair fund distribution	—	872,803

Net increase in net assets	149,347,966	63,811,547
NET ASSETS:
Beginning of year	342,205,123	278,393,576

End of year	$491,553,089	$342,205,123

Accumulated net investment loss	$(407,334)	$(158,696)

See Notes to Financial Statements.

11

Munder Growth Opportunities Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Amount
Class Y Shares:
Sold	$4,207,502	$5,755,310
Proceeds received in merger	1,668,752	945,293
Redeemed	(6,661,592)	(9,980,547)

Net decrease	$(785,338)	$(3,279,944)

Class A Shares:
Sold*	$14,186,987	$18,572,155
Proceeds received in merger	72,200,177	43,581,359
Redeemed	(58,998,131)	(58,618,643)

Net increase	$27,389,033	$3,534,871

Class B Shares:
Sold	$262,787	$521,714
Proceeds received in merger	7,066,051	4,142,709
Redeemed*	(8,303,591)	(8,271,623)

Net decrease	$(974,753)	$(3,607,200)

Class C Shares:
Sold	$1,518,775	$1,158,900
Proceeds received in merger	23,393,820	12,706,043
Redeemed	(12,553,515)	(8,994,952)

Net increase	$12,359,080	$4,869,991

Class R Shares:
Sold	$138,265	$158,645
Proceeds received in merger	81,649	—
Redeemed	(65,104)	(21,970)

Net increase	$154,810	$136,675

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Shares
Class Y Shares:
Sold	146,041	261,415
Issued in exchange for proceeds received in merger	54,091	35,813
Redeemed	(266,732)	(446,694)

Net decrease	(66,600)	(149,466)

Class A Shares:
Sold*	511,440	839,595
Issued in exchange for proceeds received in merger	2,422,126	1,704,869
Redeemed	(2,157,028)	(2,631,849)

Net increase/(decrease)	776,538	(87,385)

Class B Shares:
Sold	11,124	26,515
Issued in exchange for proceeds received in merger	260,829	177,029
Redeemed*	(334,405)	(410,575)

Net decrease	(62,452)	(207,031)

Class C Shares:
Sold	59,035	57,988
Issued in exchange for proceeds received in merger	863,205	542,703
Redeemed	(507,252)	(438,492)

Net increase	414,988	162,199

Class R Shares:
Sold	5,250	6,856
Issued in exchange for proceeds received in merger	2,787	—
Redeemed	(2,337)	(942)

Net increase	5,700	5,914

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Growth Opportunities Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)

Net asset value, beginning of period	$22.53	$17.94		$21.07	$24.00	$19.72

Income/(loss) from investment operations:
Net investment loss	(0.17)	(0.34)		(0.30)	(0.31)	(0.33)
Net realized and unrealized gain/(loss) on investments	8.12	4.86		(2.83)	(2.62)	4.61

Total from investment operations	7.95	4.52		(3.13)	(2.93)	4.28

Short-term trading fees	—	—		0.00 (c)	0.00 (c)	0.00 (c)

Fair fund distribution proceeds	—	0.07		—	—	—

Net asset value, end of period	$30.48	$22.53		$17.94	$21.07	$24.00

Total return(d)	35.29%	25.59	%(e)	(14.90)%	(12.17)%	21.64%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$12,515	$10,752		$11,243	$12,083	$6,841
Ratio of operating expenses to average net assets	1.76%	2.00%		2.36%	1.81%	2.07%
Ratio of net investment loss to average net assets	(0.62)%	(1.51)%		(1.85)%	(1.34)%	(1.56)%
Portfolio turnover rate	122%	74%		71%	96%	62%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	1.76%	2.00%		2.36%	1.81%	2.07%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on June 1, 1998 and August 19, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 19.68% for Class Y Shares and 19.41% for Class A Shares.

See Notes to Financial Statements.

14

A Shares
Year	Year		Year	Year	Year
Ended	Ended		Ended	Ended	Ended
6/30/11(b)	6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)

$21.81	$17.41		$20.51	$23.41	$19.29

(0.22)	(0.39)		(0.33)	(0.37)	(0.37)

7.85	4.73		(2.77)	(2.53)	4.49

7.63	4.34		(3.10)	(2.90)	4.12

—	—		0.00 (c)	0.00 (c)	0.00 (c)

—	0.06		—	—	—

$29.44	$21.81		$17.41	$20.51	$23.41

34.92%	25.33	%(e)	(15.11)%	(12.43)%	21.41%

$376,437	$262,010		$210,683	$283,745	$392,918

1.99%	2.25%		2.62%	2.08%	2.33%

(0.82)%	(1.74)%		(2.10)%	(1.61)%	(1.83)%
122%	74%		71%	96%	62%

1.99%	2.25%		2.62%	2.08%	2.33%

See Notes to Financial Statements.

15

Munder Growth Opportunities Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)

Net asset value, beginning of period	$19.94	$16.04		$19.02	$21.88	$18.16

Income/(loss) from investment operations:
Net investment loss	(0.39)	(0.51)		(0.41)	(0.50)	(0.49)
Net realized and unrealized gain/(loss) on investments	7.16	4.36		(2.57)	(2.36)	4.21

Total from investment operations	6.77	3.85		(2.98)	(2.86)	3.72

Short-term trading fees	—	—		0.00 (c)	0.00 (c)	0.00 (c)

Fair fund distribution proceeds	—	0.05		—	—	—

Net asset value, end of period	$26.71	$19.94		$16.04	$19.02	$21.88

Total return(d)	33.95%	24.31	%(e)	(15.71)%	(13.07)%	20.47%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$18,014	$14,694		$15,137	$25,728	$35,603
Ratio of operating expenses to average net assets	2.75%	3.01%		3.38%	2.83%	3.08%
Ratio of net investment loss to average net assets	(1.58)%	(2.51)%		(2.85)%	(2.36)%	(2.59)%
Portfolio turnover rate	122%	74%		71%	96%	62%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.75%	3.01%		3.38%	2.83%	3.08%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on June 1, 1998 and November 3, 1998, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 18.39% for Class B Shares and 18.46% for Class C Shares.

See Notes to Financial Statements.

16

C Shares
Year	Year		Year	Year	Year
Ended	Ended		Ended	Ended	Ended
6/30/11(b)	6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)

$19.95	$16.04		$19.03	$21.90	$18.17

(0.39)	(0.51)		(0.42)	(0.50)	(0.49)

7.16	4.37		(2.57)	(2.37)	4.22

6.77	3.86		(2.99)	(2.87)	3.73

—	—		0.00 (c)	0.00 (c)	0.00 (c)

—	0.05		—	—	—

$26.72	$19.95		$16.04	$19.03	$21.90

33.93%	24.38	%(e)	(15.76)%	(13.06)%	20.46%

$84,204	$54,588		$41,302	$58,172	$82,541

2.74%	3.00%		3.37%	2.83%	3.08%

(1.56)%	(2.48)%		(2.85)%	(2.37)%	(2.59)%
122%	74%		71%	96%	62%

2.74%	3.00%		3.37%	2.83%	3.08%

See Notes to Financial Statements.

17

Munder Growth Opportunities Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	R Shares
	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)

Net asset value, beginning of period	$21.48	$17.20		$20.29	$23.23	$19.20

Income/(loss) from investment operations:
Net investment loss	(0.28)	(0.42)		(0.37)	(0.42)	(0.43)
Net realized and unrealized gain/(loss) on investments	7.72	4.65		(2.72)	(2.52)	4.46

Total from investment operations	7.44	4.23		(3.09)	(2.94)	4.03

Short-term trading fees	—	—		0.00 (c)	0.00 (c)	0.00 (c)

Fair fund distribution proceeds	—	0.05		—	—	—

Net asset value, end of period	$28.92	$21.48		$17.20	$20.29	$23.23

Total return(d)	34.57%	24.94	%(e)	(15.27)%	(12.65)%	21.04%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$383	$162		$28	$43	$49
Ratio of operating expenses to average net assets	2.22%	2.47%		2.72%	2.33%	2.55%
Ratio of net investment loss to average net assets	(1.03)%	(1.86)%		(2.19)%	(1.86)%	(2.07)%
Portfolio turnover rate	122%	74%		71%	96%	62%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.22%	2.47%		2.72%	2.33%	2.55%

(a)	Class R Shares of the Fund commenced operations on July 29, 2004.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 19.01% for Class R Shares.

See Notes to Financial Statements.

18

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2011

1.	Organization

As of June 30, 2011, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to one series of MST, the Munder Growth Opportunities Fund (the “Fund”). Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

On April 23, 2010, the Growth Opportunities Fund acquired all of the assets and assumed all of the liabilities of the Munder Technology Fund (“Technology Fund”), a series of MST, in a tax-free exchange of shares and the subsequent liquidation of the Technology Fund (the “Technology Fund Reorganization”). The Agreement and Plan of Reorganization was approved by the Board of Trustees of MST on October 27, 2009. The primary reason for the Technology Fund Reorganization was to provide potential economies of scale from

19

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2011 (continued)

combining two funds with similar investment objectives and strategies and portfolio investments into a single fund.

Number of shares outstanding of the Technology Fund prior to merger:
Class A	10,610,286
Class B	1,089,552
Class C	3,703,985
Class Y	206,086

Exchange ratio and number of shares of the Growth Opportunities Fund issued for shares of the Technology Fund:

	Exchange Ratio	Shares

Class A	0.1607	1,704,869
Class B	0.1625	177,029
Class C	0.1465	542,703
Class R	—	—
Class Y	0.1738	35,813
Unrealized appreciation immediately prior to acquisition of all assets and assumption of all liabilities of the Technology Fund		$1,235,366
Accumulated net investment loss immediately prior to acquisition of all assets and assumption of all liabilities of the Technology Fund		$(1,343,231)

There were no undistributed income or gain amounts unpaid prior to the merger of the Technology Fund.

	Prior to Merger	After Merger

Net assets of the Technology Fund
Class A	$43,581,359	$—
Class B	4,142,709	—
Class C	12,706,043	—
Class Y	945,293	—
Net assets of the Growth Opportunities Fund
Class A	$272,588,328	$316,169,687
Class B	14,376,647	18,519,356
Class C	53,226,189	65,932,232
Class R	102,058	102,058
Class Y	13,044,921	13,990,214

For financial reporting purposes, the net assets received and shares issued by the Growth Opportunities Fund were recorded at fair market value. However, investments of the Technology Fund were carried forward to the Growth Opportunities Fund at cost for purposes of aligning ongoing financial reporting of the Growth Opportunities Fund’s realized and unrealized gains and losses with amounts that may be distributable to shareholders on a tax basis.

20

Munder Growth Opportunities Fund
 Notes to Financial Statements, June 30, 2011 (continued)

On April 8, 2011, the Growth Opportunities Fund acquired all of the assets and assumed all of the liabilities of the Munder Energy Fund (“Energy Fund”), a series of MST, in a tax-free exchange of shares and the subsequent liquidation of the Energy Fund (the “Energy Fund Reorganization”). The Agreement and Plan of Reorganization was approved by the Board of Trustees of MST on August 17, 2010. The primary reasons for the Energy Fund Reorganization included seeking to (i) provide improved performance for shareholders of the Energy Fund and (ii) achieve greater asset levels by combining two funds that both seek long-term capital appreciation into a single fund.

Number of shares outstanding of the Energy Fund prior to merger:
Class A	1,821,677
Class B	210,635
Class C	657,094
Class Y	37,092

Exchange ratio and number of shares of the Growth Opportunities Fund issued for shares of the Energy Fund:

	Exchange Ratio	Shares

Class A	0.7635	1,390,964
Class B	0.7785	163,982
Class C	0.7786	511,539
Class Y	0.7553	28,014
Unrealized appreciation immediately prior to acquisition of all assets and assumption of all liabilities of the Energy Fund		$30,982,369
Accumulated net investment loss immediately prior to acquisition of all assets and assumption of all liabilities of the Energy Fund		$(346,483)

On April 8, 2011, the Growth Opportunities Fund acquired all of the assets and assumed all of the liabilities of the Munder Healthcare Fund (“Healthcare Fund”), a series of Munder Series Trust II (“MST II”), in a tax-free exchange of shares and the subsequent liquidation of the Healthcare Fund (the “Healthcare Fund Reorganization”). The Agreement and Plan of Reorganization was approved by the Board of Trustees of MST II on August 17, 2010. The primary reasons for the Healthcare Fund Reorganization included seeking to (i) provide improved performance for shareholders of the Healthcare Fund, (ii) achieve greater asset levels and reduce total operating

21

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2011 (continued)

expenses, and (iii) benefit from economies of scale by combining two funds that both seek long-term capital appreciation into a single fund.

Number of shares outstanding of the Healthcare Fund prior to merger:
Class A	1,167,629
Class B	111,138
Class C	403,939
Class K	2,357
Class R	3,161
Class Y	29,549

Exchange ratio and number of shares of the Growth Opportunities Fund issued for shares of the Healthcare Fund:

	Exchange Ratio	Shares

Class A	0.8813	1,029,088
Class B	0.8718	96,847
Class C	0.8706	351,666
Class A*	0.8800	2,074
Class R	0.8815	2,787
Class Y	0.8825	26,077
Unrealized appreciation immediately prior to acquisition of all assets and assumption of all liabilities of the Healthcare Fund		$8,308,462
Accumulated net investment loss immediately prior to acquisition of all assets and assumption of all liabilities of the Healthcare Fund		$(381,577)

*	Class K shares of the Healthcare Fund merged into Class A shares of the Growth Opportunities Fund.

There were no undistributed income or gain amounts unpaid prior to the merger of each of the Energy Fund and Healthcare Fund.

	Prior to Merger	After Merger

Net assets of the Energy Fund
Class A	$41,461,366	$—
Class B	4,441,303	—
Class C	13,863,350	—
Class Y	864,258	—
Net assets of the Healthcare Fund
Class A	$30,676,976	$—
Class B	2,624,748	—
Class C	9,530,469	—
Class K	61,835	—
Class R	81,650	—
Class Y	804,494	—

22

Munder Growth Opportunities Fund
 Notes to Financial Statements, June 30, 2011 (continued)

	Prior to Merger	After Merger

Net assets of the Growth Opportunities Fund
Class A	$325,107,844	$397,308,021
Class B	13,638,568	20,704,619
Class C	65,723,670	89,117,489
Class R	295,211	376,861
Class Y	8,291,285	9,960,037

For financial reporting purposes, the net assets received and shares issued by the Growth Opportunities Fund were recorded at fair market value. However, investments of each of the Energy Fund and the Healthcare Fund were carried forward to the Growth Opportunities Fund at cost for purposes of aligning ongoing financial reporting of the Growth Opportunities Fund’s realized and unrealized gains and losses with amounts that may be distributable to shareholders on a tax basis.

The Statement of Operations reflects the operations of the Growth Opportunities Fund for the period both before and after the Energy Fund and Healthcare Fund Reorganizations. If the Reorganizations had occurred on the first day of the Growth Opportunities Fund’s fiscal year, the pro forma results of operations for the year ended June 30, 2011 would have been net investment loss of $3,854,190 (including the impact of $249,110 in merger synergies), net realized and unrealized gain on investments of $140,208,491 and net increase in net assets resulting from operations of $136,354,301.

Since April 8, 2011, the Growth Opportunities Fund has been managed as a single, integrated portfolio. As a result, it is not practicable to separate the amounts of revenue and earnings attributable to either the Energy Fund or the Healthcare Fund that are included in the Statement of Operations between April 8, 2011 and June 30, 2011.

The Board of Trustees of MST has approved the reorganization of the Munder Large-Cap Growth Fund, a separate series of MST, with and into the Growth Opportunities Fund, subject to approval by shareholders of the Munder Large-Cap Growth Fund.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of

23

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2011 (continued)

significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

24

Munder Growth Opportunities Fund
 Notes to Financial Statements, June 30, 2011 (continued)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2011:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$493,166,575
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	8,922

Total	$493,175,497

Securities or other financial instruments that transfer between levels during the fiscal year are treated as though the transfer occurred at the beginning of the fiscal year.

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Common Stock —
Information Technology
Balance as of 6/30/2010	$— *
Transfer into Level 3	—
Transfer out of Level 3	—
Gross purchases	—
Gross sales	—
Accrued discounts	—
Accrued premiums	—
Realized gains	—
Realized losses	—
Change in unrealized appreciation/(depreciation)	8,922

Balance as of 6/30/2011	$8,922

Net change in unrealized appreciation/(depreciation) from investments still held at the end of the period	$8,922

*	Level 3 valuation inputs were used to value certain securities held by the Fund at zero.

The type of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

25

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2011 (continued)

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of

26

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2011 (continued)

the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2011.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2008.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $1 billion of its average daily net assets; 0.725% of the next $1 billion of average daily net assets; and 0.70% of average daily net assets exceeding $2 billion. Prior to March 1, 2011, the Advisor was entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.85% on the first $1 billion of its average daily net assets; and 0.80% on average daily net assets exceeding $1 billion. Prior to October 31, 2010, the Advisor was entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 1.00% on the first $500 million of its average daily net assets; 0.85% on the next $500 million of its average daily net assets; and 0.80% on average daily net assets exceeding

27

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2011 (continued)

$1 billion. During the year ended June 30, 2011, the Fund paid an annual effective rate of 0.86% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2011, the Advisor earned $521,652 before payment of sub-administration fees and $352,017 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2011, the Fund paid an annual effective rate of 0.1266% for administrative services.

Each Trustee is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For services rendered prior to January 1, 2011, each Trustee was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee of MST and MST II, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2011, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

28

Munder Growth Opportunities Fund

Notes to Financial Statements, June 30, 2011 (continued)

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class B	Class C	Class R
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees

0.25%	1.00%	1.00%	1.00%

For Class R Shares, the 12b-1 fees were limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short- term investments and U.S. government securities were $498,745,148 and $569,774,304, respectively, for the year ended June 30, 2011.

At June 30, 2011, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $62,198,587, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $29,219,396 and net appreciation for Federal income tax purposes was $32,979,191. At June 30, 2011, aggregate cost for Federal income tax purposes was $460,196,306.

6.	Investment Concentration

The Fund is subject to a fundamental policy, which cannot be changed without shareholder approval, to concentrate (i.e., invest at least 25% of its total assets) in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services

29

Munder Growth Opportunities Fund
 Notes to Financial Statements, June 30, 2011 (continued)

for use with Internet-related businesses. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

7.	Affiliated Company Securities

The term “affiliated company” includes any company in which the Fund has the power to vote at least 5% of the company’s outstanding voting securities and any company that is under common control with the Fund. At, or during the year ended June 30, 2011, the Fund held the following security of a company that could be deemed to be an affiliated company:

Affiliated	Value at	Purchased		Sold		Value at	Dividend	Realized
Company	6/30/10	Cost	Shares	Proceeds	Shares	6/30/11	Income	Gain

The Street Inc.*	$5,065,171	$286,076	97,074	$935,021	225,498	$1,885,944	$46,395	$110,360

*	Affiliated through December 5, 2010.

8.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the year ended June 30, 2011, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2011, total commitment fees for the Fund were $5,141.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

30

Munder Growth Opportunities Fund
 Notes to Financial Statements, June 30, 2011 (continued)

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2011, permanent differences resulting primarily from foreign currency gains and losses, net operating losses, non-taxable dividend adjustment to income, expired capital loss carryforwards and security basis, post October loss reversal, wash sale and capital loss adjustments related to the merger with Munder Healthcare Fund and Munder Energy Fund were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Accumulated Net	Accumulated Net
Investment Loss	Realized Loss	Paid-In Capital

$3,721,662	$830,898,930	$(834,620,592)

At June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital Loss	Unrealized
Ordinary Income	Capital Gains	Loss	Carryover	Appreciation	Total

$318,493	$22,603,015	$(43,335)	$(503,491,082)	$32,979,708	$(447,633,201)

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees’ fees.

As determined at June 30, 2011, the Fund had available for Federal income tax purposes, $503,491,082 of unused capital losses of which $245,904,886, $158,927,662, $48,842,725, $8,953,187 and $ 40,862,622 expire in 2012, 2013, 2014, 2016 and 2017, respectively. In addition, $17,774,805 of the losses expiring in 2014, 2016 and 2017 and $1,394,714 of the losses expiring in 2016 and 2017, may be further limited as these amounts were acquired in the reorganizations with the Munder Technology Fund that occurred on April 23, 2010 and the Munder Healthcare Fund and Munder Energy Fund that occurred on April 8, 2011, respectively.

The Fund utilized capital loss carryovers during the year ended June 30, 2011 in the amount of $32,815,461. During the current year, $875,539,098 of

31

Munder Growth Opportunities Fund
 Notes to Financial Statements, June 30, 2011 (continued)

capital loss carryovers expired unused which includes $35,733,972 losses inherited in the Fund’s April 8, 2011 merger with Munder Healthcare Fund.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net foreign currency losses arising between November 1, 2010 and June 30, 2011 of $43,335.

32

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Growth Opportunities Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Growth Opportunities Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Growth Opportunities Fund of Munder Series Trust at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 22, 2011

33

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2011

11.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2011, the Fund designated approximately $4,858,391 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

34

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 16-17, 2011, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2011. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2011 Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

35

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the impact of the then current market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2010 and 2011, the organizational structure and depth of the Advisor’s portfolio management team, changes in the members of the Fund’s portfolio management team in 2010, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided to the Fund by the Advisor during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees including through the addition of contractual fee breakpoints or a reduction of its advisory fees for certain of the Munder Funds and, in the case of the Fund, through reductions in the contractual investment advisory fees effective October 31, 2010 and March 1, 2011;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

36

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2010, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark indexes and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2010: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmarks for the one-, three- and five-year and since inception periods but trailed the performance of its benchmarks for the ten-year period, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods but trailed the median performance of the Fund’s Lipper peer group for the ten-year period. The Board considered that the Fund had changed certain of its investment strategies to broaden its investment universe and had changed its benchmark index to more closely reflect the investment strategies of the Fund in 2010.

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2011. The Board also considered information provided by the Advisor regarding the impact of the then current market activity and economic conditions on the performance of the Fund.

37

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2010, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2011, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and reductions in contractual advisory fees with respect to certain of the Munder Funds in recent years, including reductions in contractual advisory fees with respect to the Fund in 2010 and 2011. The Board considered that the assets of the Fund had increased as a result of mergers of other Munder Funds into the Fund in April 2010 and April 2011. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

38

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2011. In addition, the Board was advised that as of December 31, 2010 the Advisor had no other investment advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2011.

39

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2011, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

					Other
		Term of			Directorships
		Office(1) and	Principal Occupation(s)	Number of	Held by Trustee
	Position(s) with	Length of	During Past	Portfolios in Fund	During Past
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	Complex Overseen by Trustee	5 Years

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05).	12	Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Fieldstone Investment Corporation (11/03 to 6/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business – University of Michigan (since 8/66).	12	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08); Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).

40

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

					Other
		Term of			Directorships
		Office(1) and	Principal Occupation(s)	Number of	Held by Trustee
	Position(s) with	Length of	During Past	Portfolios in Fund	During Past
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	Complex Overseen by Trustee	5 Years

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	12	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

41

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

					Other
		Term of			Directorships
		Office(1) and	Principal Occupation(s)	Number of	Held by Trustee
	Position(s) with	Length of	During Past	Portfolios in Fund	During Past
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	Complex Overseen by Trustee	5 Years

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (since 3/04); Canadian Royalties Inc. (6/09 to 3/10).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

42

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Term of
	Position(s) with	Office(1) and Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	President and Principal Executive Officer	through 2/12; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/12; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Vice President and Principal Financial Officer	through 2/12; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 6/07).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Treasurer and Principal Accounting Officer	through 2/12; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

43

Munder Growth Opportunities Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Term of
	Position(s) with	Office(1) and Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Assistant Treasurer	through 2/12; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 35	Assistant Treasurer	through 2/12; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Assistant Secretary	through 2/12; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Assistant Secretary	through 2/12; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/12; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

44

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNGROWTH611

ANNUAL REPORT
June 30, 2011

Munder Large-Cap Growth Fund
Class Y, A, B, C & K Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds® Letter to Shareholders (Unaudited)

DEAR SHAREHOLDER:

As you know, the Board of Trustees has approved the merger of the Munder Large-Cap Growth Fund with and into the Munder Growth Opportunities Fund, subject to shareholder approval. By now, you should have received a Proxy Statement/Prospectus describing in detail the terms of the proposed merger and seeking your vote. If you have voted, we thank you. If you have not voted, you will likely be contacted by telephone by a professional proxy solicitor. While we recognize that most people would rather not be contacted by telephone, we also know that without the use of a telephone solicitation we would likely not be able to hold a legally valid meeting; that is, not enough shareholders would bother to vote at all. We therefore appreciate your understanding in this matter.

As for the market environment during the period, the broad stock market, measured by the Russell 3000® Index, which spans the capitalization ranges of the market, had strong performance for the year ended June 30, 2011. The Index returned 32.37% for the twelve-month time period. Strong performance during the first nine months of the time period more than offset flat to slightly negative returns for the April through June quarter.

According to the Russell family of indices, mid-cap stocks represented the “sweet spot” of the market, with the Russell Midcap® Index posting a 38.47% return. The Russell 2000® Index, a benchmark of small-cap stocks, was only slightly behind, with a return of 37.41%, while the large-cap Russell 1000® Index posted a 31.93% return. For the one-year time period, growth stocks outperformed value stocks. Growth stocks are those with higher than average anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market.

International stock markets, as measured by the MSCI ACWI (All Country World Index) Index ex-U.S., also had strong performance, with the Index posting a 30.27% return for the year ended June 30, 2011. The Index followed the same pattern as the U.S. market: strong performance for the first three quarters of the twelve-month time period and then flat to negative performance for the April through June quarter.

While the U.S. fixed income market had positive performance for the twelve months ended June 30, 2011, it lagged significantly behind the stock market. The Barclays Capital U.S. Aggregate Bond Index, a measure of the broad fixed income market, posted a 3.90% return for the year. The U.S. Treasury sector of the market had the weakest performance, while the commercial mortgage-backed (CMBS) sector had the strongest returns, followed by the corporate and mortgage-backed (MCS) sectors. Among investment grade securities, lower quality securities had the best performance. AAA rated securities posted a 3.05% return for the twelve-months ended June 30, 2011, while securities with a BBB rating had an 8.39% return.

In managing each of the Munder equity and fixed income funds, we pay careful attention to both risk and return, with the goal of earning competitive returns with acceptable levels of risk. We believe this is an important part of fund management, given the inherent volatility of the financial markets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
19	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Notes to Financial Highlights — Unaudited

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about each investment company can be found in each Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance (Unaudited)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. A substantial portion of the Fund’s assets is invested in information technology securities, which tend to be relatively volatile. The Fund may also invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2011. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2011, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2011. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Michael Gura, Mark Lebovitz and Kenneth Smith*

The strong performance of the Fund, which posted a 31.31% return for the year ended June 30, 2011, was in part a reflection of the strength of the broader stock market. Despite its strong absolute performance, the Fund trailed the 35.01% return of its Russell 1000® Growth benchmark and the 35.80% median return of the Lipper universe of multi-cap growth mutual funds.

The focus of the Fund is on stocks with long-term secular growth drivers. Given the volatility in the stock market and our concern about the upside potential of the stock market rally, we “barbelled” this approach during the year ended June 30, 2011 by adding to positions in companies with more modest growth prospects but very attractive relative valuations. The goal of this strategy was to provide the best combination of long-term growth opportunities and near-term protection in a volatile market.

The Fund’s information technology holdings were the greatest source of relative strength, adding over 1.25 percentage points to the Fund’s performance relative to its Russell 1000® Growth benchmark. In contrast, the Fund’s holdings in the consumer discretionary and industrials sectors had a negative impact on the Fund’s relative returns.

Among the Fund’s consumer discretionary holdings, Big Lots, Inc. and Expedia, Inc. were the chief detractors from relative performance. The stocks were eliminated from the Fund in November and May, respectively. Big Lots, Inc., which had relatively poor performance during the year ended June 30, 2011, had been overweighted in the Fund. The timing of the purchase and sale of Expedia during the year ended June 30, 2011 resulted in the stock making a smaller contribution to the performance of the Fund than to the Fund’s Russell 1000® Growth benchmark. Partially offsetting these negative factors was the strong performance of Sally Beauty Holdings, Inc. (2.3% of the Fund). The company has shown strong growth from new store openings and same-store growth in its existing stores.

The weakness in the industrials sector was fairly broad-based, with a number of stocks having a small negative impact on returns. However, a position in URS Corp., which is not represented in the Russell 1000® Growth Index, the timing of the sale of Boeing Co., and a very slight overweight in 3M Co. (0.5%) were among the stocks making a negative contribution to relative returns. URS Corp. was eliminated from the Fund in August, while the position in Boeing Co. was sold in February.

The relative strength of the information technology sector was due to the strong performance of a number of holdings. Among the most significant contributors to the strength of the sector were three Chinese stocks: Sina Corp. (2.0%), Sohu.com, Inc. (0.9%) and Baidu, Inc. (0.8%). All three stocks appreciated due to strong growth in their respective businesses, driven by growth in the Chinese economy and the shift in advertising dollars to online platforms. An Israeli stock, Check Point Software Technologies Ltd. (1.1%), also saw strong appreciation during the year. None of these stocks were represented in the Russell 1000® Growth Index. An overweight in BMC Software, Inc. (1.9%), the timing of the purchase and sale of Applied Materials, Inc.,

iii

and the sale of Monster Worldwide, Inc. also added to the Fund’s relative return. Monster Worldwide was sold in February and Applied Materials was sold in March.

*	Messrs. Lebovitz and Smith became members of the Fund’s portfolio management team in August 2010, and were therefore not involved in its management during the entire twelve months ended June 30, 2011.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 1000® Growth Index is a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of multi-cap growth funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns (Unaudited)

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Large-Cap Growth Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	10-YEAR GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/11
				Russell	Lipper
				1000®	Multi-Cap
Class and	With		Without	Growth	Growth Funds
Inception Date	Load		Load	Index*	Median**

CLASS Y 8/16/93	N/A		$11,379	$12,480	$12,940

CLASS A 8/4/93	$10,475	#	11,085	12,480	12,940

CLASS B 4/29/93	N/A		10,457	12,480	12,940

CLASS C 9/20/93	N/A		10,293	12,480	12,940

CLASS K 6/23/95	N/A		11,096	12,480	12,940

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Russell 1000® Growth Index is a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with higher price-to-book ratios and higher forecasted growth values. Index comparative returns commence on 7/1/01.

**	The Lipper Multi-Cap Growth Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 7/1/01. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/11
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 8/16/93	N/A		31.31%	N/A		1.67%	N/A		1.30%	N/A		5.66%

CLASS A 8/4/93	23.74%	#	30.98%	0.26%	#	1.40%	0.47%	#	1.04%	5.05%	#	5.38%

CLASS B 4/29/93	25.00%	†	30.00%	0.27%	†	0.64%	N/A		0.45%	N/A		5.04%

CLASS C 9/20/93	28.90%	†	29.90%	N/A		0.65%	N/A		0.29%	N/A		4.64%

CLASS K 6/23/95	N/A		30.88%	N/A		1.40%	N/A		1.05%	N/A		4.82%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C and K Shares during the fiscal year ended 6/30/10 were 1.46%, 1.71%, 2.46%, 2.46% and 1.71%, respectively. Expenses for the fiscal year ended 6/30/11 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y, A, B and C Shares during the 1993-2001 calendar years and the Fund’s Class K Shares during the 1995-2001 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the Fund and class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/11	6/30/11	1/1/11-6/30/11	Ratio

Actual
Class Y	$1,000.00	$1,058.00	$9.13	1.79%
Class A	$1,000.00	$1,056.10	$10.40	2.04%
Class B	$1,000.00	$1,052.10	$14.20	2.79%
Class C	$1,000.00	$1,052.40	$14.20	2.79%
Class K	$1,000.00	$1,056.00	$10.40	2.04%

Hypothetical
Class Y	$1,000.00	$1,015.92	$8.95	1.79%
Class A	$1,000.00	$1,014.68	$10.19	2.04%
Class B	$1,000.00	$1,010.96	$13.91	2.79%
Class C	$1,000.00	$1,010.96	$13.91	2.79%
Class K	$1,000.00	$1,014.68	$10.19	2.04%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Large-Cap Growth Fund

Portfolio of Investments, June 30, 2011

Shares		Value(a)

COMMON STOCKS — 95.0%
Consumer Discretionary — 13.9%
Auto Components — 2.4%
15,945	Gentex Corp	$482,017
13,625	Johnson Controls Inc	567,618

		1,049,635

Hotels, Restaurants & Leisure — 0.8%
8,555	Home Inns & Hotels Management Inc, ADR †	325,432

Internet & Catalog Retail — 2.3%
2,320	Amazon.com Inc †	474,417
1,060	priceline.com Inc †	542,646

		1,017,063

Media — 1.5%
12,370	DIRECTV, Class A †	628,644

Multiline Retail — 2.3%
8,482	Dollar Tree Inc †	565,071
14,855	Macy’s Inc	434,360

		999,431

Specialty Retail — 4.6%
825	AutoZone Inc †	243,251
16,550	PetSmart Inc	750,874
57,935	Sally Beauty Holdings Inc †	990,688

		1,984,813

Total Consumer Discretionary		6,005,018

Consumer Staples — 4.9%
Beverages — 1.2%
11,905	Dr Pepper Snapple Group Inc	499,177

Food & Staples Retailing — 1.5%
4,920	United Natural Foods Inc †	209,936
10,230	Walgreen Co	434,366

		644,302

Tobacco — 2.2%
14,460	Philip Morris International Inc	965,494

Total Consumer Staples		2,108,973

See Notes to Financial Statements.

1

Munder Large-Cap Growth Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy — 11.1%
Energy Equipment & Services — 1.9%
7,715	Halliburton Co	$393,465
5,025	Schlumberger Ltd	434,160

		827,625

Oil, Gas & Consumable Fuels — 9.2%
11,460	Chevron Corp	1,178,547
11,815	ConocoPhillips	888,370
4,890	Exxon Mobil Corp	397,948
10,455	Murphy Oil Corp	686,475
14,230	Peabody Energy Corp	838,289

		3,989,629

Total Energy		4,817,254

Financials — 3.3%
Capital Markets — 0.9%
19,270	TD Ameritrade Holding Corp	375,958

Consumer Finance — 1.8%
7,070	American Express Co	365,519
8,350	Capital One Financial Corp	431,444

		796,963

Real Estate Investment Trusts (REITs) — 0.6%
4,345	Digital Realty Trust Inc	268,434

Total Financials		1,441,355

Health Care — 11.3%
Biotechnology — 2.9%
6,450	Celgene Corp †	389,064
21,005	Gilead Sciences Inc †	869,817

		1,258,881

Health Care Equipment & Supplies — 0.8%
955	Intuitive Surgical Inc †	355,365

Health Care Providers & Services — 1.6%
4,605	Catalyst Health Solutions Inc †	257,051
39,280	Health Management Associates Inc, Class A †	423,439

		680,490

See Notes to Financial Statements.

2

Shares		Value(a)

Health Care (Continued)
Life Sciences Tools & Services — 0.6%
3,115	Illumina Inc †	$234,092

Pharmaceuticals — 5.4%
14,000	Abbott Laboratories	736,680
16,555	Endo Pharmaceuticals Holdings Inc †	665,014
7,610	Teva Pharmaceutical Industries Ltd, ADR	366,954
8,220	Watson Pharmaceuticals Inc †	564,961

		2,333,609

Total Health Care		4,862,437

Industrials — 12.4%
Aerospace & Defense — 2.3%
11,310	United Technologies Corp	1,001,048

Air Freight & Logistics — 1.5%
8,805	United Parcel Service Inc, Class B	642,149

Commercial Services & Supplies — 0.8%
11,135	Waste Connections Inc	353,313

Industrial Conglomerates — 1.2%
2,275	3M Co	215,784
15,755	General Electric Co	297,139

		512,923

Machinery — 3.0%
7,715	Caterpillar Inc	821,339
4,980	Joy Global Inc	474,295

		1,295,634

Professional Services — 1.7%
13,160	51job Inc, ADR †	738,671

Road & Rail — 1.9%
18,575	Hertz Global Holdings Inc †	294,971
4,785	Union Pacific Corp	499,554

		794,525

Total Industrials		5,338,263

Information Technology — 31.5%
Communications Equipment — 1.5%
11,695	Qualcomm Inc	664,159

See Notes to Financial Statements.

3

Munder Large-Cap Growth Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Computers & Peripherals — 9.3%
6,100	Apple Inc †	$2,047,587
34,305	Dell Inc †	571,864
7,765	NetApp Inc †	409,837
16,010	SanDisk Corp †	664,415
8,525	Western Digital Corp †	310,140

		4,003,843

Electronic Equipment & Instruments — 0.7%
16,180	Corning Inc	293,667

Information Technology Services — 2.4%
6,030	International Business Machines Corp	1,034,446

Internet Software & Services — 6.7%
2,500	Baidu Inc/China, ADR †	350,325
1,660	Google Inc, Class A †	840,591
8,410	Sina Corp/China †	875,481
5,485	Sohu.com Inc †	396,401
28,785	Yahoo! Inc †	432,926

		2,895,724

Semiconductors & Semiconductor Equipment — 3.3%
11,855	ASML Holding NV, NYR	438,161
24,305	Intel Corp	538,599
20,275	Skyworks Solutions Inc †	465,919

		1,442,679

Software — 7.6%
14,735	BMC Software Inc †	806,004
8,350	Check Point Software Technologies Ltd †	474,698
21,730	Microsoft Corp	564,980
29,215	Oracle Corp	961,466
10,810	Red Hat Inc †	496,179

		3,303,327

Total Information Technology		13,637,845

See Notes to Financial Statements.

4

Shares		Value(a)

Materials — 4.9%
Chemicals — 2.5%
4,220	Praxair Inc	$457,406
28,115	Solutia Inc †	642,427

		1,099,833

Metals & Mining — 2.4%
2,095	Cliffs Natural Resources Inc	193,683
15,890	Freeport-McMoRan Copper & Gold Inc	840,581

		1,034,264

Total Materials		2,134,097

Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.5%
5,499	CenturyLink Inc	222,325

Utilities — 1.2%
Electric Utilities — 1.2%
6,925	ITC Holdings Corp	497,007

TOTAL COMMON STOCKS
(Cost $32,011,884)		41,064,574

PREFERRED STOCK — 1.9%
(Cost $545,041)
Consumer Staples — 1.9%
Beverages — 1.9%
24,810	Cia de Bebidas das Americas, ADR	836,841

INVESTMENT COMPANY — 2.5%
(Cost $1,083,958)
1,083,958	State Street Institutional Liquid Reserves Fund	1,083,958

TOTAL INVESTMENTS
(Cost $33,640,883)	99.4%	42,985,373
OTHER ASSETS AND LIABILITIES (Net)	0.6	251,075

NET ASSETS	100.0%	$43,236,448

†	Non-income producing security.

(a)	As of June 30, 2011, the values of the securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

ABBREVIATIONS:
ADR	— American Depositary Receipt
NYR	— New York Registered Shares

See Notes to Financial Statements.

5

Munder Large-Cap Growth Fund

Portfolio of Investments, June 30, 2011 (continued)

At June 30, 2011, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	85.8%	$37,098,451
China	6.2	2,686,310
Israel	2.0	841,652
Netherlands	1.0	438,161

TOTAL COMMON STOCKS	95.0	41,064,574
PREFERRED STOCK:
Brazil	1.9	836,841
INVESTMENT COMPANY	2.5	1,083,958

TOTAL INVESTMENTS	99.4	42,985,373
OTHER ASSETS AND LIABILITIES (Net)	0.6	251,075

NET ASSETS	100.0%	$43,236,448

See Notes to Financial Statements.

6

[This Page Intentionally Left Blank]

7

Munder Large-Cap Growth Fund

Statement of Assets and Liabilities, June 30, 2011

ASSETS:
Investments, at value (see accompanying schedule)	$42,985,373
Dividends and interest receivable	24,654
Receivable for investment securities sold	1,294,090
Receivable for Fund shares sold	15
Prepaid expenses and other assets	45,500

Total Assets	44,349,632

LIABILITIES:
Payable for investment securities purchased	864,575
Payable for Fund shares redeemed	14,811
Trustees’ fees and expenses payable	162,378
Transfer agency/record keeping fees payable	8,293
Administration fees payable	5,963
Custody fees payable	5,494
Distribution and shareholder servicing fees payable — Class A, B and C Shares	4,498
Shareholder servicing fees payable — Class K Shares	1,729
Investment advisory fees payable	876
Accrued expenses and other payables	44,567

Total Liabilities	1,113,184

NET ASSETS	$43,236,448

Investments, at cost	$33,640,883

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(102,519)
Accumulated net realized loss on investments sold	(17,978,692)
Net unrealized appreciation of investments	9,344,490
Paid-in capital	51,973,169

$43,236,448

NET ASSETS:
Class Y Shares	$20,150,331

Class A Shares	$12,599,336

Class B Shares	$350,974

Class C Shares	$2,078,972

Class K Shares	$8,056,835

SHARES OUTSTANDING:
Class Y Shares	1,241,985

Class A Shares	816,770

Class B Shares	26,738

Class C Shares	156,895

Class K Shares	520,726

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$16.22

CLASS A SHARES:
Net asset value and redemption price per share	$15.43

Maximum sales charge	5.50%
Maximum offering price per share	$16.33

CLASS B SHARES:
Net asset value and offering price per share*	$13.13

CLASS C SHARES:
Net asset value and offering price per share*	$13.25

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$15.47

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Large-Cap Growth Fund

Statement of Operations, For the Year Ended June 30, 2011

INVESTMENT INCOME:
Interest	$1,747
Dividends(a)	758,165

Total Investment Income	759,912

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	31,094
Class B Shares	3,920
Class C Shares	20,814
Shareholder servicing fees:
Class K Shares	30,670
Investment advisory fees	360,296
Administration fees	82,299
Trustees’ fees and expenses	81,289
Transfer agency/record keeping fees	80,020
Registration and filing fees	62,657
Custody fees	49,293
Printing and mailing fees	48,498
Legal and audit fees	42,250
Other	18,062

Total Expenses	911,162

NET INVESTMENT LOSS	(151,250)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	8,960,302
Net change in unrealized appreciation/(depreciation) of securities	4,591,790

Net realized and unrealized gain on investments	13,552,092

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,400,842

(a)	Net of foreign withholding taxes of $4,593.

See Notes to Financial Statements.

10

Munder Large-Cap Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Net investment loss	$(151,250)	$(120,860)
Net realized gain from security transactions and litigation proceeds	8,960,302	6,034,935
Net change in net unrealized appreciation/(depreciation) of securities	4,591,790	1,468,057

Net increase in net assets resulting from operations	13,400,842	7,382,132
Dividends to shareholders from net investment income:
Class Y Shares	—	(98,146)
Class A Shares	—	(20,136)
Class K Shares	—	(38,792)
Net decrease in net assets from Fund share transactions:
Class Y Shares	(4,699,081)	(7,355,006)
Class A Shares	(1,773,089)	(1,253,138)
Class B Shares	(281,404)	(581,300)
Class C Shares	(364,612)	(369,297)
Class K Shares	(12,027,214)	(10,224,018)

Net decrease in net assets	(5,744,558)	(12,557,701)
NET ASSETS:
Beginning of year	48,981,006	61,538,707

End of year	$43,236,448	$48,981,006

Accumulated net investment loss	$(102,519)	$(75,958)

See Notes to Financial Statements.

11

Munder Large-Cap Growth Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Amount
Class Y Shares:
Sold	$1,224,644	$1,014,424
Issued as reinvestment of dividends	—	66,043
Redeemed	(5,923,725)	(8,435,473)

Net decrease	$(4,699,081)	$(7,355,006)

Class A Shares:
Sold*	$624,673	$1,838,016
Issued as reinvestment of dividends	—	13,707
Redeemed	(2,397,762)	(3,104,861)

Net decrease	$(1,773,089)	$(1,253,138)

Class B Shares:
Sold	$16,673	$26,563
Redeemed*	(298,077)	(607,863)

Net decrease	$(281,404)	$(581,300)

Class C Shares:
Sold	$57,928	$48,667
Redeemed	(422,540)	(417,964)

Net decrease	$(364,612)	$(369,297)

Class K Shares:
Sold	$99,672	$398,213
Issued as reinvestment of dividends	—	1,630
Redeemed	(12,126,886)	(10,623,861)

Net decrease	$(12,027,214)	$(10,224,018)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Shares
Class Y Shares:
Sold	78,401	76,865
Issued as reinvestment of dividends	—	4,907
Redeemed	(385,186)	(648,487)

Net decrease	(306,785)	(566,715)

Class A Shares:
Sold*	42,803	144,337
Issued as reinvestment of dividends	—	1,068
Redeemed	(168,159)	(251,553)

Net decrease	(125,356)	(106,148)

Class B Shares:
Sold	1,345	2,515
Redeemed*	(26,730)	(56,480)

Net decrease	(25,385)	(53,965)

Class C Shares:
Sold	4,932	4,531
Redeemed	(36,681)	(38,618)

Net decrease	(31,749)	(34,087)

Class K Shares:
Sold	6,733	31,611
Issued as reinvestment of dividends	—	126
Redeemed	(864,499)	(856,114)

Net decrease	(857,766)	(824,377)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Large-Cap Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)

Net asset value, beginning of period	$12.36	$11.20		$16.33	$19.00	$16.07

Income/(loss) from investment operations:
Net investment income/(loss)	(0.03)	(0.00	)(c)	0.05	(0.02)	0.02
Net realized and unrealized gain/(loss) on investments	3.89	1.21		(5.18)	(1.30)	2.91

Total from investment operations	3.86	1.21		(5.13)	(1.32)	2.93

Less distributions:
Dividends from net investment income	—	(0.05)		—	—	—
Distributions from net realized gains	—	—		—	(1.35)	—

Total distributions	—	(0.05)		—	(1.35)	—

Short-term trading fees	—	—		0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$16.22	$12.36		$11.20	$16.33	$19.00

Total return(d)	31.31%	10.80	%(e)	(31.41)%	(7.98)%	18.31%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$20,150	$19,144		$23,701	$40,567	$42,544
Ratio of operating expenses to average net assets	1.73%	1.46%		1.36%	1.19%	1.20%
Ratio of net investment income/(loss) to average net assets	(0.18)%	(0.01)%		0.40%	(0.11)%	0.10%
Portfolio turnover rate	99%	92%		91%	98%	90%
Ratio of operating expenses to average net assets without expense reimbursements	1.73%	1.46%		1.36%	1.19%	1.20%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on August 16, 1993 and August 4, 1993, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Fund had not received litigation proceeds, the total return would have been 8.84% for Class Y Shares and 8.51% for Class A Shares.

See Notes to Financial Statements.

14

A Shares
Year	Year		Year	Year	Year
Ended	Ended		Ended	Ended	Ended
6/30/11(b)	6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)

$11.78	$10.68		$15.61	$18.26	$15.48

(0.06)	(0.03)		0.02	(0.06)	(0.02)

3.71	1.15		(4.95)	(1.24)	2.80

3.65	1.12		(4.93)	(1.30)	2.78

—	(0.02)		—	—	—
—	—		—	(1.35)	—

—	(0.02)		—	(1.35)	—

—	—		0.00 (c)	0.00 (c)	0.00 (c)

$15.43	$11.78		$10.68	$15.61	$18.26

30.98%	10.48	%(e)	(31.58)%	(8.20)%	17.96%

$12,599	$11,100		$11,196	$22,142	$26,807
1.98%	1.71%		1.61%	1.44%	1.45%

(0.44)%	(0.26)%		0.14%	(0.36)%	(0.14)%
99%	92%		91%	98%	90%

1.98%	1.71%		1.61%	1.44%	1.45%

See Notes to Financial Statements.

15

Munder Large-Cap Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)

Net asset value, beginning of period	$10.10	$9.21		$13.56	$16.14	$13.79

Income/(loss) from investment operations:
Net investment loss	(0.14)	(0.11)		(0.06)	(0.17)	(0.13)
Net realized and unrealized gain/(loss) on investments	3.17	1.00		(4.29)	(1.06)	2.48

Total from investment operations	3.03	0.89		(4.35)	(1.23)	2.35

Less distributions:
Distributions from net realized gains	—	—		—	(1.35)	—

Total distributions	—	—		—	(1.35)	—

Short-term trading fees	—	—		0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$13.13	$10.10		$9.21	$13.56	$16.14

Total return(d)	30.00%	9.66	%(e)	(32.08)%	(8.88)%	17.04%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$351	$527		$977	$2,394	$2,788
Ratio of operating expenses to average net assets	2.72%	2.46%		2.36%	2.19%	2.20%
Ratio of net investment loss to average net assets	(1.16)%	(1.03)%		(0.61)%	(1.11)%	(0.90)%
Portfolio turnover rate	99%	92%		91%	98%	90%
Ratio of operating expenses to average net assets without expense reimbursements	2.72%	2.46%		2.36%	2.19%	2.20%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on April 29, 1993 and September 20, 1993, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Fund had not received litigation proceeds, the total return would have been 7.71% for Class B Shares and 7.74% for Class C Shares.

See Notes to Financial Statements.

16

C Shares
Year	Year		Year	Year	Year
Ended	Ended		Ended	Ended	Ended
6/30/11(b)	6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)

$10.20	$9.30		$13.69	$16.28	$13.91

(0.15)	(0.11)		(0.06)	(0.17)	(0.13)
3.20	1.01		(4.33)	(1.07)	2.50

3.05	0.90		(4.39)	(1.24)	2.37

—	—		—	(1.35)	—

—	—		—	(1.35)	—

—	—		0.00 (c)	0.00 (c)	0.00 (c)

$13.25	$10.20		$9.30	$13.69	$16.28

29.90%	9.68	%(e)	(32.07)%	(8.87)%	17.12%

$2,079	$1,924		$2,071	$3,613	$3,550
2.73%	2.46%		2.37%	2.19%	2.20%
(1.19)%	(1.01)%		(0.61)%	(1.11)%	(0.89)%
99%	92%		91%	98%	90%
2.73%	2.46%		2.37%	2.19%	2.20%

See Notes to Financial Statements.

17

Munder Large-Cap Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)

Net asset value, beginning of period	$11.81	$10.71		$15.65	$18.31	$15.52

Income/(loss) from investment operations:
Net investment income/(loss)	(0.03)	(0.03)		0.02	(0.06)	(0.02)
Net realized and unrealized gain/(loss) on investments	3.69	1.15		(4.96)	(1.25)	2.81

Total from investment operations	3.66	1.12		(4.94)	(1.31)	2.79

Less distributions:
Dividends from net investment income	—	(0.02)		—	—	—
Distributions from net realized gains	—	—		—	(1.35)	—

Total distributions	—	(0.02)		—	(1.35)	—

Short-term trading fees	—	—		0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$15.47	$11.81		$10.71	$15.65	$18.31

Total return(d)	30.88%	10.55	%(e)	(31.57)%	(8.23)%	17.98%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$8,057	$16,286		$23,593	$42,350	$45,968
Ratio of operating expenses to average net assets	1.93%	1.71%		1.61%	1.44%	1.45%
Ratio of net investment income/(loss) to average net assets	(0.25)%	(0.26)%		0.15%	(0.36)%	(0.14)%
Portfolio turnover rate	99%	92%		91%	98%	90%
Ratio of operating expenses to average net assets without expense reimbursements	1.93%	1.71%		1.61%	1.44%	1.45%

(a)	Class K Shares of the Fund commenced operations on June 23, 1995.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Fund had not received litigation proceeds, the total return would have been 8.59% for Class K Shares.

See Notes to Financial Statements.

18

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2011

1.	Organization

As of June 30, 2011, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Large-Cap Growth Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

The Board of Trustees of MST has approved the reorganization of the Fund with and into the Munder Growth Opportunities Fund, a separate series of MST, subject to approval by shareholders.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of

19

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2011 (continued)

significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by a Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

20

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2011 (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2011:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$42,985,373
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$42,985,373

Securities or other financial instruments that transfer between levels during the fiscal year are treated as though the transfer occurred at the beginning of the fiscal year.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the receiving Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

21

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2011 (continued)

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2011.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2008.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (“the Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $1 billion of its average daily net assets; 0.725% on the next $1 billion of average daily net assets; and 0.70% on average daily net assets exceeding $2 billion. During the year ended June 30, 2011, the Fund paid an annual effective rate of 0.75% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2011, the Advisor earned $82,299 before payment of sub-administration fees and $53,961 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2011, the Fund paid an annual effective rate of 0.1713% for administrative services.

As of June 30, 2011, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the Fund. Comerica

22

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2011 (continued)

Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $2,841 for its administrative, record keeping and other related services provided to the Fund for the year ended June 30, 2011.

Each Trustee is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For services rendered prior to January 1, 2011, each Trustee was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee of MST and MST II, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any fund, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2011, no officer, director or employee of the Advisor, Comerica Bank or any of their affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the

23

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2011 (continued)

distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, if any, as a percentage of average daily net assets, were as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2011, the Fund paid $1,444 to Comerica Securities and $28,896 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, B, C and K shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities for the Fund were $45,960,670 and $64,383,540 respectively, for the year ended June 30, 2011.

At June 30, 2011, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $9,688,911 aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $651,165 and net appreciation for Federal income tax purposes was $9,037,746. At June 30, 2011, aggregate cost for Federal income tax purposes was $33,947,627.

6.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets.

24

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2011 (continued)

During the year ended June 30, 2011, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2011, total commitment fees for the Fund were $646.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2011, permanent differences resulting primarily from net operating losses and non-taxable dividend adjustment to income were reclassified at year-end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net	Accumulated	Paid-in
Investment Income	Net Realized Gain	Capital

$124,689	$24,725	$(149,414)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2011 and June 30, 2010, was as follows:

Ordinary
Income
June 30, 2011	$—
June 30, 2010	157,074

At June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Capital	Unrealized
Loss Carryover	Appreciation	Total

$(17,671,950)	$9,037,746	$(8,634,204)

25

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2011 (continued)

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees fees.

As determined at June 30, 2011, the Fund had available for Federal income tax purposes, $17,671,950 of unused capital losses of which $6,684,846 and $10,987,104 expire in 2017 and 2018, respectively.

The Fund utilized capital loss carryforwards during the year ended June 30, 2011 in the amount of $8,748,872.

26

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Large-Cap Growth Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Large-Cap Growth Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Large-Cap Growth Fund of Munder Series Trust at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 22, 2011

27

Munder Large-Cap Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2011

9.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

10.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

11.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 16-17, 2011, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2011. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2011

28

Munder Large-Cap Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the impact of the then current market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

29

Munder Large-Cap Growth Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2010 and 2011, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided to the Fund by the Advisor during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2010, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile

30

Munder Large-Cap Growth Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2010: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one- and ten-year periods but trailed the performance of its benchmark for the three- and five-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-year period but trailed the median performance of the Fund’s Lipper peer group for the three-, five- and ten-year periods.

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2011. The Board also considered information provided by the Advisor regarding the impact of the then current market activity and economic conditions on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2010, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2011, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds

31

Munder Large-Cap Growth Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and reductions in contractual advisory fees with respect to certain of the Munder Funds in recent years, including reductions in contractual advisory fees with respect to one Munder Fund in 2010 and 2011. With respect to the Fund, no implementation of contractual advisory fee breakpoints nor reductions in the advisory fees for the Fund were made during 2010 and 2011. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2011. In addition, the Board considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. Based on these facts, the Board concluded that the

32

Munder Large-Cap Growth Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2011.

13.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2011, including their business addresses, ages and principal

33

Munder Large-Cap Growth Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

					Other
		Term of		Number of	Directorships
	Position(s) with	Office(1) and	Principal Occupation(s)	Portfolios in Fund	Held by Trustee
	the Munder	Length of	During Past	Complex	During Past
Name, Address and Age	Funds	Time Served(2)	5 Years	Overseen by Trustee	5 Years

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05).	12	Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Fieldstone Investment Corporation (11/03 to 6/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66).	12	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08); Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).

34

Munder Large-Cap Growth Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

					Other
		Term of		Number of	Directorships
	Position(s) with	Office(1) and	Principal Occupation(s)	Portfolios in Fund	Held by Trustee
	the Munder	Length of	During Past	Complex	During Past
Name, Address and Age	Funds	Time Served(2)	5 Years	Overseen by Trustee	5 Years

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	12	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

35

Munder Large-Cap Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

					Other
		Term of		Number of	Directorships
	Position(s) with	Office(1) and	Principal Occupation(s)	Portfolios in Fund	Held by Trustee
	the Munder	Length of	During Past	Complex	During Past
Name, Address and Age	Funds	Time Served(2)	5 Years	Overseen by Trustee	5 Years

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (since 3/04); Canadian Royalties Inc. (6/09 to 3/10).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

36

Munder Large-Cap Growth Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Term of
	Position(s) with	Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	President and Principal Executive Officer	through 2/12; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/12; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Vice President and Principal Financial Officer	through 2/12; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 6/07).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Treasurer and Principal Accounting Officer	through 2/12; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

37

Munder Large-Cap Growth Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Term of
	Position(s) with	Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Assistant Treasurer	through 2/12; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 35	Assistant Treasurer	through 2/12; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Assistant Secretary	through 2/12; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Assistant Secretary	through 2/12; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/12; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

38

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39

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNLCG611

ANNUAL REPORT
June 30, 2011

Munder Large-Cap Value Fund
Class Y, A, B, C, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds® Letter to Shareholders (Unaudited)

DEAR SHAREHOLDER:

The broad stock market, measured by the Russell 3000® Index, which spans the capitalization ranges of the market, had strong performance for the year ended June 30, 2011. The Index returned 32.37% for the twelve-month time period. Strong performance during the first nine months of the time period more than offset flat to slightly negative returns for the April through June quarter.

According to the Russell family of indices, mid-cap stocks represented the “sweet spot” of the market, with the Russell Midcap® Index posting a 38.47% return. The Russell 2000® Index, a benchmark of small-cap stocks, was only slightly behind, with a return of 37.41%, while the large-cap Russell 1000® Index posted a 31.93% return. For the one-year time period, growth stocks outperformed value stocks. Growth stocks are those with higher than average anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market.

International stock markets, as measured by the MSCI ACWI (All Country World Index) Index ex-U.S., also had strong performance, with the Index posting a 30.27% return for the year ended June 30, 2011. The Index followed the same pattern as the U.S. market: strong performance for the first three quarters of the twelve-month time period and then flat to negative performance for the April through June quarter.

While the U.S. fixed income market had positive performance for the twelve months ended June 30, 2011, it lagged significantly behind the stock market. The Barclays Capital U.S. Aggregate Bond Index, a measure of the broad fixed income market, posted a 3.90% return for the year. The U.S. Treasury sector of the market had the weakest performance, while the commercial mortgage-backed (CMBS) sector had the strongest returns, followed by the corporate and mortgage-backed (MCS) sectors. Among investment grade securities, lower quality securities had the best performance. AAA rated securities posted a 3.05% return for the twelve-months ended June 30, 2011, while securities with a BBB rating had an 8.39% return.

In managing each of the Munder equity and fixed income funds, we pay careful attention to both risk and return, with the goal of earning competitive returns with acceptable levels of risk. We believe this is an important part of fund management, given the inherent volatility of the financial markets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Notes to Financial Statements — Unaudited

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance (Unaudited)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. In addition, the Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2011. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2011, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2011. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Robert Crosby, John Kreiter and Joseph Skornicka*

The stock market had strong performance for the twelve months ended June 30, 2011, with the Russell 1000® Index, a measure of the performance of the large-capitalization segment of the stock market, posting a 31.93% return. Value stocks lagged behind growth stocks during the one-year time period, however, with the 28.94% return for the Russell 1000® Value Index trailing the 35.01% return for the Russell 1000® Growth Index. The Fund had strong absolute performance for the one year time period, posting a return of 26.44%. The Fund’s return, however, lagged its Russell 1000® Value benchmark and the 28.06% median return for the Lipper universe of large-cap value mutual funds.

The holdings in a number of the Fund’s sectors, including financials, industrials, materials and utilities had a positive impact on the Fund’s performance relative to its Russell benchmark. This positive effect, however, was offset by the relative weakness in the Fund’s health care, consumer discretionary, information technology and consumer staples sectors.

A position in Teva Pharmaceutical Industries Ltd. (0.7% of the Fund), which was not represented in the Fund’s benchmark, an overweight in Abbott Laboratories (1.2%) and the lack of a position in Biogen Idec, Inc. were the key detractors from the relative strength of the Fund’s health care sector. While the Fund’s consumer discretionary sector had a number of strong performers, including Time Warner Cable, Inc. (1.3%), relative performance was held back by an underweighted position in the media industry and relative weakness in the toy company Hasbro, Inc. (1.5%). A position in Google, Inc. (0.6%), which was not in the Fund’s benchmark, held back returns in the Fund’s information technology sector. Overweights in some food and beverage stocks, including Dr. Pepper Snapple Group, Inc. (1.2%), JM Smucker Co. and General Mills, Inc. detracted from the relative strength of the Fund’s consumer staples sector. JM Smucker and General Mills were eliminated from the Fund in March and June, respectively.

Turning to the sectors of the Fund that showed relative strength, a significant underweight in Bank of America Corp. helped to boost relative returns in the Fund’s financials sector. The stock was eliminated from the Fund in October. Overweighted positions in Simon Property Group, Inc. (0.7%), a real estate investment trust (REIT) focused on regional malls, and Reinsurance Group of America, Inc. (0.7%), also contributed to the sector’s relative performance. Positions in three stocks that were not represented in the Fund’s benchmark — AMETEK, Inc. (1.3%), Precision Castparts Corp. (0.8%) and Cummins, Inc., which was sold in May for valuation reasons — were among the key contributors to the relative strength of the Fund’s industrials sector. An overweight in Cooper Industries PLC (0.9%) also had a positive impact on relative returns.

As was the case in the Fund’s industrials sector, the relative strength of the Fund’s materials sector was largely due to positions in stocks that were not represented in the Fund’s Russell benchmark. Celanese Corp. (0.7%), a chemical company whose stock price rose by 114% during the one year ended June 30, 2011, had the largest impact on performance, followed by Freeport-McMoRan Copper and Gold, Inc. (0.6%) and Praxair, Inc. (1.3%), a worldwide provider of industrial gases. An overweight in

iii

NiSource, Inc., a provider of natural gas and electricity, helped to boost the relative performance of the Fund’s utilities sector. The stock was sold in May because of the belief that valuation had reached a fair level. Overweights in ITC Holdings Corp. (1.3%), an electric utility, and Wisconsin Energy Corp. (1.5%), a generator of electricity and distributor of water, gas, steam and electricity, also contributed to the relative strength of the sector.

During the last quarter of the Fund’s fiscal year (April through June), the number of securities held in the Fund was reduced in order to better emphasize higher conviction holdings. Also during the quarter, the Fund’s Russell 1000® Value benchmark underwent its annual rebalancing. This resulted in an increase in the Fund’s consumer discretionary and information technology sector weights, and a reduction in consumer staples and energy weights. As always, we continue to focus on finding high quality companies with potential positive catalysts and attractive relative valuations.

*	Mr. Crosby became a member of the portfolio management team in January 2011, and was not involved in the Fund’s management for the entire twelve months ended June 30, 2011.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate; however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 1000® Value Index is a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower expected growth values. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of large-cap value funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns (Unaudited)

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Large-Cap Value Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/11(1)
					Lipper
				Russell	Large-Cap
Class and	With		Without	1000® Value	Value Funds
Inception Date	Load		Load	Index*	Median**

CLASS Y 7/5/94	N/A		$14,525	$14,774	$12,977

CLASS A 8/8/94	$13,388	#	14,167	14,774	12,977

CLASS B 8/9/94	N/A		13,335	14,774	12,977

CLASS C 12/5/95	N/A		13,143	14,774	12,977

CLASS K 7/5/94	N/A		14,174	14,774	12,977

CLASS R 11/1/06	N/A		9,822	9,653	9,714

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Russell 1000® Value Index is a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower expected growth values. Index comparative returns commence on 7/1/01 for Class Y, A, B, C and K Shares of the Fund and commence on 11/1/06 for Class R Shares of the Fund.

**	The Lipper Large-Cap Value Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 7/1/01 for Class Y, A, B, C and K Shares of the Fund and commence on 11/1/06 for Class R Shares of the Fund. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/11
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 7/5/94	N/A		26.44%	N/A		1.56%	N/A		3.80%	N/A		7.35%

CLASS A 8/8/94	19.27%	#	26.20%	0.18%	#	1.31%	2.96%	#	3.54%	6.70%	#	7.06%

CLASS B 8/9/94	20.17%	†	25.17%	0.22%	†	0.55%	N/A		2.92%	N/A		6.69%

CLASS C 12/5/95	24.20%	†	25.20%	N/A		0.55%	N/A		2.77%	N/A		5.10%

CLASS K 7/5/94	N/A		26.18%	N/A		1.31%	N/A		3.55%	N/A		7.08%

CLASS R 11/1/06	N/A		25.83%	N/A		N/A	N/A		N/A	N/A		(0.38)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/10 were 1.41%, 1.66%, 2.41%, 2.41%, 1.66% and 1.91%, respectively. Expenses for the fiscal year ended 6/30/11 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1994-1996 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of each Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of either Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/11	6/30/11	1/1/11-6/30/11	Ratio

Actual
Class Y	$1,000.00	$1,047.10	$7.77	1.53%
Class A	$1,000.00	$1,045.80	$9.03	1.78%
Class B	$1,000.00	$1,041.50	$12.81	2.53%
Class C	$1,000.00	$1,041.50	$12.81	2.53%
Class K	$1,000.00	$1,045.80	$9.03	1.78%
Class R	$1,000.00	$1,043.70	$10.29	2.03%
Hypothetical
Class Y	$1,000.00	$1,017.21	$7.65	1.53%
Class A	$1,000.00	$1,015.97	$8.90	1.78%
Class B	$1,000.00	$1,012.25	$12.62	2.53%
Class C	$1,000.00	$1,012.25	$12.62	2.53%
Class K	$1,000.00	$1,015.97	$8.90	1.78%
Class R	$1,000.00	$1,014.73	$10.14	2.03%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2011

Shares		Value(a)

COMMON STOCKS — 98.2%
Consumer Discretionary — 8.4%
Auto Components — 1.0%
15,190	Tenneco Inc †	$669,423

Automobiles — 0.9%
46,780	Ford Motor Co †	645,096

Hotels, Restaurants & Leisure — 2.3%
24,120	Carnival Corp	907,636
32,230	Intercontinental Hotels Group PLC, ADR	666,194

		1,573,830

Leisure Equipment & Products — 1.5%
22,935	Hasbro Inc	1,007,534

Media — 1.3%
11,890	Time Warner Cable Inc	927,896

Textiles, Apparel & Luxury Goods — 1.4%
8,920	VF Corp	968,355

Total Consumer Discretionary		5,792,134

Consumer Staples — 6.8%
Beverages — 1.3%
20,520	Dr Pepper Snapple Group Inc	860,404

Food & Staples Retailing — 1.3%
17,230	Wal-Mart Stores Inc	915,602

Food Products — 1.1%
22,110	Kraft Foods Inc, Class A	778,935

Household Products — 1.7%
18,500	Procter & Gamble Co/The	1,176,045

Tobacco — 1.4%
14,680	Philip Morris International Inc	980,184

Total Consumer Staples		4,711,170

Energy — 13.4%
Energy Equipment & Services — 3.9%
16,810	Cameron International Corp †	845,375
21,040	Halliburton Co	1,073,040
9,390	National Oilwell Varco Inc	734,392

		2,652,807

See Notes to Financial Statements.

1

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy (Continued)
Oil, Gas & Consumable Fuels — 9.5%
12,115	Apache Corp	$1,494,870
12,490	Chevron Corp	1,284,472
9,640	Continental Resources Inc/OK †	625,732
17,130	Marathon Oil Corp	902,408
13,955	Occidental Petroleum Corp	1,451,878
18,720	QEP Resources Inc	783,058

		6,542,418

Total Energy		9,195,225

Financials — 24.0%
Capital Markets — 1.3%
38,980	Invesco Ltd	912,132

Commercial Banks — 3.9%
51,980	Fifth Third Bancorp	662,745
73,090	Wells Fargo & Co	2,050,905

		2,713,650

Consumer Finance — 1.1%
14,230	American Express Co	735,691

Diversified Financial Services — 5.9%
49,407	Citigroup Inc	2,057,308
49,159	JPMorgan Chase & Co	2,012,569

		4,069,877

Insurance — 7.9%
20,881	ACE Ltd	1,374,387
26,820	Allstate Corp/The	818,815
19,350	MetLife Inc	848,885
8,160	Reinsurance Group of America Inc	496,618
13,770	RenaissanceRe Holdings Ltd	963,211
23,000	Willis Group Holdings PLC	945,530

		5,447,446

Real Estate Investment Trusts (REITs) — 3.9%
28,330	American Capital Agency Corp	824,686
4,360	Essex Property Trust Inc	589,865

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Real Estate Investment Trusts (Continued)
36,740	Invesco Mortgage Capital Inc	$776,316
3,913	Simon Property Group Inc	454,808

		2,645,675

Total Financials		16,524,471

Health Care — 12.9%
Health Care Equipment & Supplies — 1.0%
12,850	Covidien PLC	684,006

Health Care Providers & Services — 3.4%
8,220	McKesson Corp	687,603
32,370	UnitedHealth Group Inc	1,669,645

		2,357,248

Life Sciences Tools & Services — 0.8%
8,160	Thermo Fisher Scientific Inc †	525,422

Pharmaceuticals — 7.7%
15,690	Abbott Laboratories	825,608
9,820	GlaxoSmithKline PLC, ADR	421,278
24,780	Johnson & Johnson	1,648,366
92,136	Pfizer Inc	1,898,001
10,155	Teva Pharmaceutical Industries Ltd, ADR	489,674

		5,282,927

Total Health Care		8,849,603

Industrials — 8.6%
Aerospace & Defense — 2.1%
3,440	Precision Castparts Corp	566,396
10,088	United Technologies Corp	892,889

		1,459,285

Electrical Equipment — 3.4%
20,215	AMETEK Inc	907,654
10,500	Cooper Industries PLC	626,535
14,160	Emerson Electric Co	796,500

		2,330,689

Industrial Conglomerates — 1.5%
55,555	General Electric Co	1,047,767

See Notes to Financial Statements.

3

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Machinery — 1.6%
20,640	Eaton Corp	$1,061,928

Total Industrials		5,899,669

Information Technology — 9.2%
Communications Equipment — 1.5%
17,760	Qualcomm Inc	1,008,590

Computers & Peripherals — 1.3%
2,695	Apple Inc †	904,631

Electronic Equipment & Instruments — 0.9%
33,980	Corning Inc	616,737

Information Technology Services — 1.2%
4,770	International Business Machines Corp	818,293

Internet Software & Services — 0.5%
760	Google Inc, Class A †	384,849

Semiconductors & Semiconductor Equipment — 1.1%
33,650	Intel Corp	745,684

Software — 2.7%
40,150	Microsoft Corp	1,043,900
24,390	Oracle Corp	802,675

		1,846,575

Total Information Technology		6,325,359

Materials — 3.6%
Chemicals — 3.0%
9,400	Celanese Corp, Series A	501,114
7,870	PPG Industries Inc	714,517
8,018	Praxair Inc	869,071

		2,084,702

Metals & Mining — 0.6%
7,260	Freeport-McMoRan Copper & Gold Inc	384,054

Total Materials		2,468,756

See Notes to Financial Statements.

4

Shares		Value(a)

Telecommunication Services — 5.0%
Diversified Telecommunication Services — 4.1%
52,035	AT&T Inc	$1,634,419
30,229	CenturyLink Inc	1,222,159

		2,856,578

Wireless Telecommunication Services — 0.9%
113,400	Sprint Nextel Corp †	611,226

Total Telecommunication Services		3,467,804

Utilities — 6.3%
Electric Utilities — 2.4%
18,577	Exelon Corp	795,839
12,300	ITC Holdings Corp	882,771

		1,678,610

Gas Utilities — 1.1%
44,620	Questar Corp	790,220

Multi-Utilities — 2.8%
45,100	CMS Energy Corp	888,019
32,290	Wisconsin Energy Corp	1,012,291

		1,900,310

Total Utilities		4,369,140

TOTAL COMMON STOCKS
(Cost $55,721,364)		67,603,331

INVESTMENT COMPANIES — 2.0%
10,070	iShares Russell 1000 Value Index Fund	687,580
721,973	State Street Institutional Liquid Reserves Fund	721,973

TOTAL INVESTMENT COMPANIES
(Cost $1,390,311)		1,409,553

TOTAL INVESTMENTS
(Cost $57,111,675)	100.2%	69,012,884
OTHER ASSETS AND LIABILITIES (Net)	(0.2)	(144,227)

NET ASSETS	100.0%	$68,868,657

†	Non-income producing security.

(a)	As of June 30, 2011, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

ABBREVIATION:
ADR — American Depositary Receipt

See Notes to Financial Statements.

5

Munder Large-Cap Value Fund
 Portfolio of Investments, June 30, 2011 (continued)

At June 30, 2011, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	90.1%	$62,059,050
United Kingdom	3.0	2,033,002
Switzerland	2.0	1,374,387
Bermuda	1.4	963,212
Ireland	1.0	684,006
Israel	0.7	489,674

TOTAL COMMON STOCKS	98.2	67,603,331
INVESTMENT COMPANIES	2.0	1,409,553

TOTAL INVESTMENTS	100.2	69,012,884
OTHER ASSETS AND LIABILITIES (Net)	(0.2)	(144,227)

NET ASSETS	100.0%	$68,868,657

See Notes to Financial Statements.

6

[This Page Intentionally Left Blank]

7

Munder Large-Cap Value Fund

Statement of Assets and Liabilities, June 30, 2011

ASSETS:
Investments, at value (see accompanying schedule)	$69,012,884
Dividends and interest receivable	139,053
Receivable for investment securities sold	209,441
Receivable for Fund shares sold	5,567
Prepaid expenses and other assets	50,906

Total Assets	69,417,851

LIABILITIES:
Payable for investment securities purchased	193,948
Payable for Fund shares redeemed	122,798
Trustees’ fees and expenses payable	140,173
Transfer agency/record keeping fees payable	27,076
Administration fees payable	9,134
Custody fees payable	4,654
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	4,201
Investment advisory fees payable	1,403
Shareholder servicing fees payable — Class K Shares	1,048
Accrued expenses and other payables	44,759

Total Liabilities	549,194

NET ASSETS	$68,868,657

Investments, at cost	$57,111,675

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(91,549)
Accumulated net realized loss on investments sold	(5,245,332)
Net unrealized appreciation of investments	11,901,209
Paid-in capital	62,304,329

$68,868,657

NET ASSETS:
Class Y Shares	$52,661,169

Class A Shares	$8,262,373

Class B Shares	$903,703

Class C Shares	$2,208,500

Class K Shares	$4,826,667

Class R Shares	$6,245

SHARES OUTSTANDING:
Class Y Shares	3,917,801

Class A Shares	617,102

Class B Shares	70,097

Class C Shares	171,455

Class K Shares	360,150

Class R Shares	468

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$13.44

CLASS A SHARES:
Net asset value and redemption price per share	$13.39

Maximum sales charge	5.50%
Maximum offering price per share	$14.17

CLASS B SHARES:
Net asset value and offering price per share*	$12.89

CLASS C SHARES:
Net asset value and offering price per share*	$12.88

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$13.40

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$13.36

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Large-Cap Value Fund

Statement of Operations, For the Year Ended June 30, 2011

INVESTMENT INCOME:
Interest	$2,044
Dividends(a)	1,612,421

Total Investment Income	1,614,465

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	21,113
Class B Shares	9,613
Class C Shares	22,325
Class R Shares	29
Shareholder servicing fees:
Class K Shares	19,867
Investment advisory fees	520,263
Transfer agency/record keeping fees	144,469
Administration fees	114,134
Trustees’ fees and expenses	77,784
Registration and filing fees	64,801
Custody fees	50,243
Legal and audit fees	42,531
Printing and mailing fees	34,772
Other	19,355

Total Expenses	1,141,299

NET INVESTMENT INCOME	473,166

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	7,938,904
Net change in unrealized appreciation/(depreciation) of securities	7,610,708

Net realized and unrealized gain on investments	15,549,612

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,022,778

(a)	Net of foreign withholding taxes of $1,117.

See Notes to Financial Statements.

10

Munder Large-Cap Value Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Net investment income	$473,166	$489,651
Net realized gain from security transactions	7,938,904	3,323,896
Net change in net unrealized appreciation/(depreciation) of securities	7,610,708	2,795,552

Net increase in net assets resulting from operations	16,022,778	6,609,099
Dividends to shareholders from net investment income:
Class Y Shares	(381,416)	(359,594)
Class A Shares	(47,741)	(61,534)
Class B Shares	(1,150)	(5,756)
Class C Shares	(2,699)	(9,533)
Class K Shares	(36,603)	(100,805)
Class R Shares	(23)	(26)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(2,000,241)	(1,844,718)
Class A Shares	(1,735,650)	(2,814,171)
Class B Shares	(285,859)	(654,470)
Class C Shares	(340,904)	(537,898)
Class K Shares	(8,877,282)	(3,010,828)
Class R Shares	23	26

Net increase/(decrease) in net assets	2,313,233	(2,790,208)
NET ASSETS:
Beginning of year	66,555,424	69,345,632

End of year	$68,868,657	$66,555,424

Accumulated distributions in excess of net investment income	$(91,549)	$(38,825)

See Notes to Financial Statements.

11

Munder Large-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Amount
Class Y Shares:
Sold	$6,684,120	$7,617,477
Issued as reinvestment of dividends	330,017	314,442
Redeemed	(9,014,378)	(9,776,637)

Net decrease	$(2,000,241)	$(1,844,718)

Class A Shares:
Sold*	$744,934	$1,430,991
Issued as reinvestment of dividends	33,956	48,966
Redeemed	(2,514,540)	(4,294,128)

Net decrease	$(1,735,650)	$(2,814,171)

Class B Shares:
Sold	$64,473	$203,704
Issued as reinvestment of dividends	822	4,939
Redeemed*	(351,154)	(863,113)

Net decrease	$(285,859)	$(654,470)

Class C Shares:
Sold	$54,495	$226,334
Issued as reinvestment of dividends	1,854	6,539
Redeemed	(397,253)	(770,771)

Net decrease	$(340,904)	$(537,898)

Class K Shares:
Sold	$167,911	$3,085,465
Issued as reinvestment of dividends	5,697	22,462
Redeemed	(9,050,890)	(6,118,755)

Net decrease	$(8,877,282)	$(3,010,828)

Class R Shares:
Issued as reinvestment of dividends	$23	$26

Net increase	$23	$26

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Shares
Class Y Shares:
Sold	523,473	660,219
Issued as reinvestment of dividends	25,775	27,117
Redeemed	(717,424)	(854,226)

Net decrease	(168,176)	(166,890)

Class A Shares:
Sold*	58,370	123,970
Issued as reinvestment of dividends	2,655	4,226
Redeemed	(201,453)	(378,979)

Net decrease	(140,428)	(250,783)

Class B Shares:
Sold	5,023	18,591
Issued as reinvestment of dividends	66	438
Redeemed*	(29,097)	(77,965)

Net decrease	(24,008)	(58,936)

Class C Shares:
Sold	4,413	20,586
Issued as reinvestment of dividends	149	580
Redeemed	(33,049)	(71,506)

Net decrease	(28,487)	(50,340)

Class K Shares:
Sold	13,995	275,779
Issued as reinvestment of dividends	449	1,938
Redeemed	(748,444)	(527,282)

Net decrease	(734,000)	(249,565)

Class R Shares:
Issued as reinvestment of dividends	2	3

Net increase	2	3

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

Net asset value, beginning of period	$10.71	$9.92	$13.73	$17.32	$15.92

Income/(loss) from investment operations:
Net investment income	0.10	0.09	0.19	0.20	0.19
Net realized and unrealized gain/(loss) on investments	2.73	0.79	(3.81)	(1.93)	2.84

Total from investment operations	2.83	0.88	(3.62)	(1.73)	3.03

Less distributions:
Dividends from net investment income	(0.10)	(0.09)	(0.19)	(0.20)	(0.19)
Distributions from net realized gains	—	—	—	(1.66)	(1.44)

Total distributions	(0.10)	(0.09)	(0.19)	(1.86)	(1.63)

Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$13.44	$10.71	$9.92	$13.73	$17.32

Total return(d)	26.44%	8.77%	(26.45)%	(11.12)%	20.16%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$52,661	$43,751	$42,180	$64,241	$71,809
Ratio of operating expenses to average net assets	1.54%	1.41%	1.34%	1.17%	1.17%
Ratio of net investment income to average net assets	0.79%	0.78%	1.78%	1.33%	1.16%
Portfolio turnover rate	71%	76%	53%	41%	47%
Ratio of operating expenses to average net assets without expense reimbursements	1.54%	1.41%	1.34%	1.17%	1.17%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on July 5, 1994 and August 8, 1994, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

A Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

$10.67	$9.90	$13.70	$17.28	$15.89

0.07	0.06	0.16	0.17	0.15

2.72	0.78	(3.80)	(1.93)	2.83

2.79	0.84	(3.64)	(1.76)	2.98

(0.07)	(0.07)	(0.16)	(0.16)	(0.15)
—	—	—	(1.66)	(1.44)

(0.07)	(0.07)	(0.16)	(1.82)	(1.59)

—	—	0.00 (c)	0.00 (c)	0.00 (c)

$13.39	$10.67	$9.90	$13.70	$17.28

26.20%	8.45%	(26.61)%	(11.31)%	19.84%

$8,262	$8,084	$9,980	$12,162	$17,170

1.79%	1.66%	1.60%	1.42%	1.42%

0.53%	0.54%	1.52%	1.07%	0.91%
71%	76%	53%	41%	47%

1.79%	1.66%	1.60%	1.42%	1.42%

See Notes to Financial Statements.

15

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

Net asset value, beginning of period	$10.31	$9.60	$13.31	$16.86	$15.56

Income/(loss) from investment operations:
Net investment income/(loss)	(0.03)	(0.02)	0.08	0.05	0.02
Net realized and unrealized gain/(loss) on investments	2.62	0.77	(3.70)	(1.88)	2.77

Total from investment operations	2.59	0.75	(3.62)	(1.83)	2.79

Less distributions:
Dividends from net investment income	(0.01)	(0.04)	(0.09)	(0.06)	(0.05)
Distributions from net realized gains	—	—	—	(1.66)	(1.44)

Total distributions	(0.01)	(0.04)	(0.09)	(1.72)	(1.49)

Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$12.89	$10.31	$9.60	$13.31	$16.86

Total return(d)	25.17%	7.78%	(27.23)%	(12.00)%	18.94%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$904	$970	$1,470	$2,314	$3,366
Ratio of operating expenses to average net assets	2.54%	2.41%	2.34%	2.17%	2.17%
Ratio of net investment income/(loss) to average net assets	(0.22)%	(0.21)%	0.77%	0.33%	0.15%
Portfolio turnover rate	71%	76%	53%	41%	47%
Ratio of operating expenses to average net assets without expense reimbursements	2.54%	2.41%	2.34%	2.17%	2.17%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on August 9, 1994 and December 5, 1995, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

C Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

$10.30	$9.60	$13.30	$16.85	$15.55

(0.03)	(0.02)	0.08	0.05	0.03

2.62	0.76	(3.69)	(1.88)	2.76

2.59	0.74	(3.61)	(1.83)	2.79

(0.01)	(0.04)	(0.09)	(0.06)	(0.05)
—	—	—	(1.66)	(1.44)

(0.01)	(0.04)	(0.09)	(1.72)	(1.49)

—	—	0.00 (c)	0.00 (c)	0.00 (c)

$12.88	$10.30	$9.60	$13.30	$16.85

25.20%	7.68%	(27.17)%	(12.01)%	18.95%

$2,209	$2,059	$2,402	$2,551	$3,719
2.54%	2.41%	2.36%	2.17%	2.17%

(0.22)%	(0.22)%	0.78%	0.32%	0.16%
71%	76%	53%	41%	47%

2.54%	2.41%	2.36%	2.17%	2.17%

See Notes to Financial Statements.

17

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

Net asset value, beginning of period	$10.68	$9.91	$13.71	$17.30	$15.90

Income/(loss) from investment operations:
Net investment income	0.06	0.06	0.16	0.17	0.15
Net realized and unrealized gain/(loss) on investments	2.73	0.78	(3.80)	(1.94)	2.84

Total from investment operations	2.79	0.84	(3.64)	(1.77)	2.99

Less distributions:
Dividends from net investment income	(0.07)	(0.07)	(0.16)	(0.16)	(0.15)
Distributions from net realized gains	—	—	—	(1.66)	(1.44)

Total distributions	(0.07)	(0.07)	(0.16)	(1.82)	(1.59)

Short-term trading fees	—	—	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$13.40	$10.68	$9.91	$13.71	$17.30

Total return(d)	26.18%	8.44%	(26.59)%	(11.35)%	19.89%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,827	$11,686	$13,310	$22,464	$32,509
Ratio of operating expenses to average net assets	1.78%	1.66%	1.59%	1.42%	1.42%
Ratio of net investment income to average net assets	0.53%	0.53%	1.54%	1.07%	0.90%
Portfolio turnover rate	71%	76%	53%	41%	47%
Ratio of operating expenses to average net assets without expense reimbursements	1.78%	1.66%	1.59%	1.42%	1.42%

(a)	Class K Shares and Class R Shares of the Fund commenced operations on July 5, 1994 and November 1, 2006, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Annualized.

See Notes to Financial Statements.

18

R Shares
Year	Year	Year	Year	Period
Ended	Ended	Ended	Ended	Ended
6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

$10.65	$9.89	$13.69	$17.27	$15.99

0.04	0.03	0.14	0.12	0.09

2.72	0.79	(3.80)	(1.92)	1.71

2.76	0.82	(3.66)	(1.80)	1.80

(0.05)	(0.06)	(0.14)	(0.12)	(0.11)
—	—	—	(1.66)	(0.41)

(0.05)	(0.06)	(0.14)	(1.78)	(0.52)

—	—	0.00 (c)	0.00 (c)	0.00	(c)

$13.36	$10.65	$9.89	$13.69	$17.27

25.83%	8.21%	(26.81)%	(11.54)%	11.43%

$6	$5	$5	$6	$7

2.05%	1.91%	1.83%	1.67%	1.67	%(e)

0.29%	0.28%	1.29%	0.81%	0.80	%(e)
71%	76%	53%	41%	47%

2.05%	1.91%	1.83%	1.67%	1.67	%(e)

See Notes to Financial Statements.

19

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20

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2011

1.	Organization

As of June 30, 2011, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Large-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including

21

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2011 (continued)

exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2011 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2011:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$69,012,884
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$69,012,884

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated

23

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2011 (continued)

with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statements of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2011.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2008.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $100 million of its average daily net assets; and 0.70% on average daily net assets exceeding $100 million. During the year ended June 30, 2011, the Fund paid an effective rate of 0.75% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2011, the Advisor earned $114,134 before payment of sub-administration fees and $76,143 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2011, the Fund paid an annual effective rate of 0.1645% for administrative services.

Each Trustee is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For services rendered prior to January 1, 2011, each Trustee was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee of

24

Munder Large-Cap Value Fund
 Notes to Financial Statements, June 30, 2011 (continued)

MST and MST II, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2011, no officer, director or employee of the Advisor, or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for each Fund.

The maximum rates payable under the Plan for each class during its applicable period of operations, as a percentage of average daily net assets, were as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R shares, the 12b-1 fees were limited to 0.50% pursuant to the Munder Funds’ contract with the distributor.

25

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2011 (continued)

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $48,540,053 and $61,691,032, respectively, for the year ended June 30, 2011.

At June 30, 2011, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $12,084,844, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $506,650 and net appreciation for Federal income tax purposes was $11,578,194. At June 30, 2011, aggregate cost for Federal income tax purposes was $57,434,690.

6.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the year ended June 30, 2011, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2011, total commitment fees for the Fund were $894.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed

26

Munder Large-Cap Value Fund
 Notes to Financial Statements, June 30, 2011 (continued)

to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2011, permanent differences resulting primarily from partnership basis adjustments, distributions in excess of current earnings, a fair fund settlement and non-taxable dividend adjustments to income were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net	Paid-in
Investment Loss	Realized Gain	Capital

$(56,258)	$90,234	$(33,976)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2011 and June 30, 2010 was as follows:

Ordinary
Income
June 30, 2011	$469,632
June 30, 2010	537,248

At June 30, 2011, the components of distributable earnings on a tax basis for the Fund were as follows:

Capital Loss	Unrealized
Carryover	Appreciation	Total

$(4,922,319)	$11,578,194	$6,655,875

The differences between book and tax distributable earnings were primarily due to wash sales and deferred trustees’ fees.

As determined at June 30, 2011, the Fund had available for Federal income tax purposes $4,922,319 of unused capital losses which expire in 2018.

The Fund utilized capital loss carryovers during the year ended June 30, 2011 in the amount of $7,966,269.

27

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Large-Cap Value Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Large-Cap Value Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Large-Cap Value Fund of Munder Series Trust at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 22, 2011

28

Munder Large-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2011

9.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2011, the Fund designated approximately $1,613,538 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

10.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Forms N-Q are available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 16-17, 2011, the Board of Trustees voted unanimously to approve the continuation of

29

Munder Large-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2011. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2011 Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

30

Munder Large-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the impact of the then current market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2010 and 2011, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided to the Fund by the Advisor during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

31

Munder Large-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2010, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2010: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of its benchmark for the one-year and since inception periods and exceeded the performance of its benchmark for the three-, five- and ten-year periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one- and three-year periods and exceeded the median performance of the Fund’s Lipper peer group for the five-and ten-year periods.

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2011. The Board also considered information provided by the Advisor regarding the impact of the then current market activity and economic conditions on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

32

Munder Large-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2010, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2011, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and reductions in contractual advisory fees with respect to certain of the Munder Funds in recent years, including reductions in contractual advisory fees with respect to one Munder Fund in 2010 and 2011. With respect to the Fund, no implementation of contractual advisory fee breakpoints nor reductions in the advisory fees for the Fund were made during 2010 and 2011. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average

33

Munder Large-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2011. In addition, the Board considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2011.

34

Munder Large-Cap Value Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

14.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2011, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

					Other
		Term of			Directorships
	Position(s) with	Office(1) and	Principal Occupation(s)	Number of	Held by Trustee
	the Munder	Length of	During Past	Portfolios in Fund Complex	During
Name, Address and Age	Funds	Time Served(2)	5 Years	Overseen by Trustee	Past 5 Years

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05).	12	Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Fieldstone Investment Corporation (11/03 to 6/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66).	12	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08); Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).

35

Munder Large-Cap Value Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

					Other
		Term of			Directorships
	Position(s) with	Office(1) and	Principal Occupation(s)	Number of	Held by Trustee
	the Munder	Length of	During Past	Portfolios in Fund Complex	During
Name, Address and Age	Funds	Time Served(2)	5 Years	Overseen by Trustee	Past 5 Years

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	12	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

36

Munder Large-Cap Value Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

					Other
		Term of			Directorships
	Position(s) with	Office(1) and	Principal Occupation(s)	Number of	Held by Trustee
	the Munder	Length of	During Past	Portfolios in Fund Complex	During
Name, Address and Age	Funds	Time Served(2)	5 Years	Overseen by Trustee	Past 5 Years

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (since 3/04); Canadian Royalties Inc. (6/09 to 3/10).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

37

Munder Large-Cap Value Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Term of Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	President and Principal Executive Officer	through 2/12; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/12; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Vice President and Principal Financial Officer	through 2/12; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 6/07).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Treasurer and Principal Accounting Officer	through 2/12; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

38

Munder Large-Cap Value Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Term of Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Assistant Treasurer	through 2/12; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 35	Assistant Treasurer	through 2/12; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Assistant Secretary	through 2/12; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Assistant Secretary	through 2/12; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/12; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

39

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNLCV611

ANNUAL REPORT
June 30, 2011

Munder Micro-Cap
Equity Fund
Class Y, A, B, C, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds® Letter to Shareholders (Unaudited)

DEAR SHAREHOLDER:

As reported in the shareholder letter accompanying the Munder Funds’ semi-annual report, Munder Capital Management, the advisor to The Munder Funds, acquired Integrity Asset Management, an institutional investment management firm, on December 31, 2010. In January 2011, members of the Integrity Asset Management small cap value equity portfolio management team took over the management of the Munder Micro-Cap Equity Fund.

On the following pages, you will find information relating to your Munder Micro-Cap Equity Fund investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com.

With regard to the market environment during the period, the broad stock market, measured by the Russell 3000® Index, which spans the capitalization ranges of the market, had strong performance for the year ended June 30, 2011. The Index returned 32.37% for the twelve-month time period. Strong performance during the first nine months of the time period more than offset flat to slightly negative returns for the April through June quarter.

According to the Russell family of indices, mid-cap stocks represented the “sweet spot” of the market, with the Russell Midcap® Index posting a 38.47% return. The Russell 2000® Index, a benchmark of small-cap stocks, was only slightly behind, with a return of 37.41%, while the large-cap Russell 1000® Index posted a 31.93% return. For the one-year time period, growth stocks outperformed value stocks. Growth stocks are those with higher than average anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market.

International stock markets, as measured by the MSCI ACWI (All Country World Index) Index ex-U.S., also had strong performance, with the Index posting a 30.27% return for the year ended June 30, 2011. The Index followed the same pattern as the U.S. market: strong performance for the first three quarters of the twelve-month time period and then flat to negative performance for the April through June quarter.

While the U.S. fixed income market had positive performance for the twelve months ended June 30, 2011, it lagged significantly behind the stock market. The Barclays Capital U.S. Aggregate Bond Index, a measure of the broad fixed income market, posted a 3.90% return for the year. The U.S. Treasury sector of the market had the weakest performance, while the commercial mortgage-backed (CMBS) sector had the strongest returns, followed by the corporate and mortgage-backed (MCS) sectors. Among investment grade securities, lower quality securities had the best performance. AAA rated securities posted a 3.05% return for the twelve-months ended June 30, 2011, while securities with a BBB rating had an 8.39% return.

In managing each of the Munder equity and fixed income funds, we pay careful attention to both risk and return, with the goal of earning competitive returns with acceptable levels of risk. We believe this is an important part of fund management, given the inherent volatility of the financial markets.

Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Notes to Financial Statements — Unaudited

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance (Unaudited)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund invests in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund may also invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Performance and after-tax returns can be significantly impacted by the Fund’s investments in Initial Public Offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2011. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2011, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2011. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Daniel Bandi, Daniel DeMonica and Adam Friedman*

On January 18, 2011, Messrs. Bandi, DeMonica and Friedman assumed responsibility for managing the Fund and a number of changes were made to the Fund throughout the remainder of the first calendar quarter of 2011. All of the Fund’s Canadian and Chinese stocks were sold. Many of the Fund’s largest holdings were pared down and the total number of holdings was increased. The weight of the financials sector was reduced, mainly by selling some of the real estate investment trust (REIT) holdings and trimming the Fund’s payday/pawn shop holdings, which had been strong performers. The sizeable overweight in REITs was reduced because the prospects for higher interest rates and additional supply of REITs made us more cautious. Much of the proceeds from the sales in the financials sector were redeployed in attractively valued consumer discretionary and health care stocks. After the repositioning, the Fund was smaller in market cap, and had a slightly lower valuation (measured by price-to-book, price-to-sales and price-to-cash flow ratios), lower growth and slightly more leverage than its pre-January 18, 2011 values.

Turning to the year ended June 30, 2011, the stock market had very strong performance for the twelve month period, with the Russell Microcap® Index earning a return of 32.70%. Although the year ended on a weak note, with the Index posting a -3.48% return for the April through June time period, the strong return of 37.49% during the prior nine months led to the Index’s strong return for the entire twelve month period. The Fund had strong absolute and relative performance for the one year ended June 30, 2011. Its return of 38.99% beat the return of its Russell Microcap® benchmark, as well as the 36.49% median return for the Lipper universe of small-cap core mutual funds.

The primary reason for the relative strength of the Fund was strong stock selection across the Fund’s sectors. In fact, the industrials sector was the only sector to show even a small negative impact from stock selection. In that sector, Michael Baker Corp. and Orion Marine Group, Inc., both of which were overweighted in the Fund, were the top detractors from the sector’s relative performance. Both stocks were eliminated from the Fund in April.

In three sectors – financials, health care and information technology – stock selection was strong enough to add over 200 basis points (two percentage points) to the Fund’s relative performance. In the financials sector, top contributors to relative returns included overweights in NorthStar Realty Finance Corp. (1.3% of the Fund) and Bancorp Rhode Island. Bancorp Rhode Island was sold from the Fund after the announcement that it would be acquired by Brookline Bancorp, Inc. A position in Ezcorp, Inc., which was not represented in the Fund’s Russell Microcap® benchmark, was also among the key contributors to relative strength. The stock was sold from the Fund in May. In the health care sector, overweighted positions in two stocks that had triple-digit performance for the year ended June 30, 2011 – Air Methods Corp. (1.2%) and HealthStream, Inc. (0.7%) – helped to boost returns, as did overweights in other stocks with strong performance, including Rigel Pharmaceuticals, Inc. (0.9%) and Health Grades, Inc., which was eliminated from the Fund in September. Positions in two

iii

stocks that are not in the Fund’s Russell Microcap® benchmark – MWI Veterinary Supply, Inc. (1.0%) and Neogen Corp. – also contributed to relative strength. Neogen was sold in March.

Of the top relative performers in the Fund’s information technology sector, four were not represented in the Fund’s Russell Microcap® benchmark: Fabrinet (0.9%), TTM Technologies, Inc. (0.9%), Diodes, Inc. (1.0%) and Computer Modelling Group Ltd., a Canadian company that was sold in January. Overweights in Liquidity Services, Inc. (0.7%), Phototronics, Inc. (1.1%) and S1 Corp. (0.9%) also helped to boost the returns of the sector.

Stock selection in the Fund’s materials sector added close to 150 basis points (1.5 percentage points) to the Fund’s relative strength. An overweight in Zagg, Inc. (0.9%), whose stock price was up by 367% during the twelve months ended June 30, 2011, added approximately 140 basis points (1.4 percentage points) to the Fund’s relative performance. The company makes protective coverings for consumer electronic and hand-held devices, including iPods, laptops, cell phones, digital cameras and gaming devices. An overweight in TPC Group, Inc. (1.0%) and a position in Koppers Holdings, Inc. (0.9%), which was not in the Fund’s benchmark, also had a significant positive impact on the strength of the sector. In the Fund’s energy sector, a significant overweight in Mitcham Industries, Inc. (1.7%), whose stock price rose by 156% for the year ended June 30, 2011, contributed over one percentage point to the Fund’s relative strength.

*	Messrs. Bandi, DeMonica and Friedman assumed responsibility for managing the Fund in January 2011, and were therefore not involved in its management during the entire year ended June 30, 2011.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell Microcap® Index is a capitalization-weighted index that measures the performance of the smallest 1,000 companies in the Russell 2000® Index, plus the next 1,000 companies. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of small-cap core funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns (Unaudited)

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Micro-Cap Equity Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/11(1)
					Lipper
				Russell	Small-Cap
Class and	With		Without	Microcap®	Core Funds
Inception Date	Load		Load	Index*	Median**

CLASS Y 12/26/96	N/A		$17,603	$17,228	$18,759

CLASS A 12/26/96	$16,216	#	17,161	17,228	18,759

CLASS B 2/24/97	N/A		16,171	17,228	18,759

CLASS C 3/31/97	N/A		15,925	17,228	18,759

CLASS K 12/31/96	N/A		17,178	17,228	18,759

CLASS R 7/29/04	N/A		12,745	13,332	15,466

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Russell Microcap® Index is a capitalization-weighted index that measures the performance of the smallest 1,000 companies in the Russell 2000® Index, plus the next 1,000 companies. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. Index comparative returns commence on 7/1/01 for Class Y, A, B, C and K Shares of the Fund and commence on 8/1/04 for Class R Shares of the Fund.

**	The Lipper Small-Cap Core Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 7/1/01 for Class Y, A, B, C and K Shares of the Fund and commence on 8/1/04 for Class R Shares of the Fund. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/11
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 12/26/96	N/A		38.99%	N/A		(1.50)%	N/A		5.82%	N/A		11.69%

CLASS A 12/26/96	31.03%	#	38.65%	(2.84)%	#	(1.74)%	4.95%	#	5.55%	10.99%	#	11.43%

CLASS B 2/24/97	32.61%	†	37.61%	(2.76)%	†	(2.47)%	N/A		4.92%	N/A		10.37%

CLASS C 3/31/97	36.68%	†	37.68%	N/A		(2.48)%	N/A		4.76%	N/A		10.71%

CLASS K 12/31/96	N/A		38.67%	N/A		(1.73)%	N/A		5.56%	N/A		11.35%

CLASS R 7/29/04	N/A		38.34%	N/A		(1.99)%	N/A		N/A	N/A		3.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/10 were 1.99%, 2.25%, 3.00%, 3.00%, 2.25% and 2.50%, respectively. Expenses for the fiscal year ended 6/30/11 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1997-1999 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/11	6/30/11	1/1/11-6/30/11	Ratio

Actual
Class Y	$1,000.00	$1,050.60	$9.15	1.80%
Class A	$1,000.00	$1,049.50	$10.42	2.05%
Class B	$1,000.00	$1,045.20	$14.20	2.80%
Class C	$1,000.00	$1,045.60	$14.20	2.80%
Class K	$1,000.00	$1,049.50	$10.42	2.05%
Class R	$1,000.00	$1,048.10	$11.68	2.30%

Hypothetical
Class Y	$1,000.00	$1,015.87	$9.00	1.80%
Class A	$1,000.00	$1,014.63	$10.24	2.05%
Class B	$1,000.00	$1,010.91	$13.96	2.80%
Class C	$1,000.00	$1,010.91	$13.96	2.80%
Class K	$1,000.00	$1,014.63	$10.24	2.05%
Class R	$1,000.00	$1,013.39	$11.48	2.30%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2011

Shares		Value(a)

COMMON STOCKS — 95.8%
Consumer Discretionary — 10.7%
Auto Components — 1.2%
44,200	Drew Industries Inc	$1,092,624

Hotels, Restaurants & Leisure — 2.5%
78,410	Isle of Capri Casinos Inc †	693,928
47,000	Marcus Corp	464,360
67,464	O’Charleys Inc †	493,162
16,000	Red Robin Gourmet Burgers Inc †	582,080

		2,233,530

Household Durables — 1.5%
128,910	Furniture Brands International Inc †	533,688
67,500	M/I Homes Inc †	827,550

		1,361,238

Media — 0.7%
130,000	LIN TV Corp, Class A †	633,100

Specialty Retail — 4.8%
23,200	America’s Car-Mart Inc †	765,600
179,000	Charming Shoppes Inc †	744,640
83,400	Cost Plus Inc †	834,000
23,300	Hibbett Sports Inc †	948,543
25,800	Monro Muffler Brake Inc	962,082

		4,254,865

Total Consumer Discretionary		9,575,357

Consumer Staples — 0.7%
Food Products — 0.7%
153,600	Inventure Foods Inc †	612,864

Energy — 5.3%
Energy Equipment & Services — 3.2%
90,700	Mitcham Industries Inc †	1,569,110
142,400	Newpark Resources Inc †	1,291,568

		2,860,678

Oil, Gas & Consumable Fuels — 2.1%
210,600	Kodiak Oil & Gas Corp †	1,215,162
107,871	Triangle Petroleum Corp †	696,847

		1,912,009

Total Energy		4,772,687

See Notes to Financial Statements.

1

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Financials — 21.7%
Capital Markets — 2.5%
52,200	Calamos Asset Management Inc, Class A	$757,944
128,560	JMP Group Inc	903,777
32,700	Safeguard Scientifics Inc †	617,376

		2,279,097

Commercial Banks — 7.3%
109,100	1st United Bancorp Inc/Boca Raton †	678,602
23,400	Bank of Marin Bancorp	827,658
16,950	Bank of the Ozarks Inc	882,417
63,110	Cardinal Financial Corp	691,055
50,900	Central Pacific Financial Corp †	712,600
41,036	Financial Institutions Inc	673,811
105,300	First Commonwealth Financial Corp	604,422
76,130	Pacific Continental Corp	696,589
505,630	Seacoast Banking Corp of Florida †	758,445

		6,525,599

Insurance — 2.4%
55,380	AMERISAFE Inc †	1,252,695
21,050	FPIC Insurance Group Inc †	877,364

		2,130,059

Real Estate Investment Trusts (REITs) — 6.7%
22,400	Agree Realty Corp	500,192
58,010	Associated Estates Realty Corp	942,663
100,730	Education Realty Trust Inc	863,256
181,750	Hersha Hospitality Trust	1,012,347
92,650	Monmouth Real Estate Investment Corp, Class A	782,893
281,876	NorthStar Realty Finance Corp	1,135,960
63,000	STAG Industrial Inc	771,750

		6,009,061

Real Estate Management & Development — 0.9%
69,403	Kennedy-Wilson Holdings Inc	850,187

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Thrifts & Mortgage Finance — 1.9%
40,000	First Pactrust Bancorp Inc	$594,400
40,000	OceanFirst Financial Corp	518,000
14,300	WSFS Financial Corp	566,995

		1,679,395

Total Financials		19,473,398

Health Care — 13.2%
Biotechnology — 2.2%
89,300	Rigel Pharmaceuticals Inc †	818,881
215,360	SuperGen Inc †	641,773
75,000	Vanda Pharmaceuticals Inc †	535,500

		1,996,154

Health Care Equipment & Supplies — 2.5%
21,170	ICU Medical Inc †	925,129
33,000	Kensey Nash Corp †	832,590
40,521	SurModics Inc †	449,783

		2,207,502

Health Care Providers & Services — 5.5%
14,400	Air Methods Corp †	1,076,256
80,234	Integramed America Inc †	774,258
12,500	IPC The Hospitalist Co Inc †	579,375
11,000	MWI Veterinary Supply Inc †	888,470
72,800	Sun Healthcare Group Inc †	583,856
39,500	US Physical Therapy Inc	976,835

		4,879,050

Health Care Technology — 0.7%
48,600	HealthStream Inc †	644,922

Life Sciences Tools & Services — 1.8%
74,600	Caliper Life Sciences Inc †	605,006
58,548	Medtox Scientific Inc	1,022,833

		1,627,839

Pharmaceuticals — 0.5%
125,000	Pain Therapeutics Inc †	483,750

Total Health Care		11,839,217

See Notes to Financial Statements.

3

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials — 21.2%
Aerospace & Defense — 2.2%
51,521	Kratos Defense & Security Solutions Inc †	$626,495
54,449	LMI Aerospace Inc †	1,330,189

		1,956,684

Air Freight & Logistics — 0.4%
18,468	Park-Ohio Holdings Corp †	390,414

Building Products — 1.0%
42,225	AAON Inc	922,194

Commercial Services & Supplies — 2.2%
15,100	Consolidated Graphics Inc †	829,745
24,400	Standard Parking Corp †	389,668
55,894	TMS International Corp, Class A †	729,417

		1,948,830

Construction & Engineering — 1.5%
58,900	MYR Group Inc/Delaware †	1,378,260

Electrical Equipment — 0.9%
18,280	AZZ Inc	837,224

Industrial Conglomerates — 0.8%
22,860	Standex International Corp	701,116

Machinery — 7.5%
46,030	Altra Holdings Inc †	1,104,260
41,970	Commercial Vehicle Group Inc †	595,554
43,710	Douglas Dynamics Inc	690,181
41,112	Greenbrier Cos Inc †	812,373
33,600	John Bean Technologies Corp	649,152
90,000	Manitex International Inc †	496,800
17,800	RBC Bearings Inc †	672,128
43,660	Trimas Corp †	1,080,585
64,450	Wabash National Corp †	603,896

		6,704,929

Professional Services — 2.1%
27,900	Barrett Business Services Inc	399,528
12,900	Exponent Inc †	561,279
65,500	GP Strategies Corp †	894,730

		1,855,537

See Notes to Financial Statements.

4

Shares		Value(a)

Industrials (Continued)
Road & Rail — 1.2%
22,700	Marten Transport Ltd	$490,320
32,900	Saia Inc †	557,655

		1,047,975

Trading Companies & Distributors — 1.4%
77,550	Rush Enterprises Inc, Class B †	1,248,555

Total Industrials		18,991,718

Information Technology — 16.9%
Communications Equipment — 1.4%
87,383	Aviat Networks Inc †	344,289
69,860	Digi International Inc †	908,180

		1,252,469

Computers & Peripherals — 0.8%
100,000	Datalink Corp †	695,000

Electronic Equipment & Instruments — 2.6%
33,600	Fabrinet †	815,808
38,323	Mercury Computer Systems Inc †	715,874
53,128	TTM Technologies Inc †	851,110

		2,382,792

Information Technology Services — 1.5%
40,000	Computer Task Group Inc †	526,800
15,000	NCI Inc, Class A †	340,800
62,300	PRGX Global Inc †	445,445

		1,313,045

Internet Software & Services — 1.6%
34,304	Keynote Systems Inc	741,996
28,400	Liquidity Services Inc †	670,524

		1,412,520

Semiconductors & Semiconductor Equipment — 6.4%
32,952	Diodes Inc †	860,047
79,880	Kulicke & Soffa Industries Inc †	889,863
23,600	NVE Corp †	1,379,420
75,900	O2Micro International Ltd, ADR †	493,350
61,386	Pericom Semiconductor Corp †	548,791

See Notes to Financial Statements.

5

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Semiconductors & Semiconductor Equipment (Continued)
120,150	Photronics Inc †	$1,017,671
64,680	Ultra Clean Holdings †	587,294

		5,776,436

Software — 2.6%
147,210	Actuate Corp †	861,179
45,000	Monotype Imaging Holdings Inc †	635,850
108,728	S1 Corp †	813,285

		2,310,314

Total Information Technology		15,142,576

Materials — 5.2%
Chemicals — 4.3%
33,100	KMG Chemicals Inc	557,404
20,500	Koppers Holdings Inc	777,565
17,800	Quaker Chemical Corp	765,578
24,000	TPC Group Inc †	941,280
60,175	Zagg Inc †	806,345

		3,848,172

Paper & Forest Products — 0.9%
53,968	PH Glatfelter Co	830,028

Total Materials		4,678,200

Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.9%
50,000	SureWest Communications	836,000

TOTAL COMMON STOCKS
(Cost $67,847,815)		85,922,017

INVESTMENT COMPANIES — 3.6%
Financials — 3.0%
Capital Markets — 3.0%
41,000	Fifth Street Finance Corp	475,600
45,410	Golub Capital BDC Inc	677,971
78,360	Hercules Technology Growth Capital Inc	824,347
38,288	Main Street Capital Corp	725,558

Total Financials		2,703,476

See Notes to Financial Statements.

6

Shares		Value(a)

INVESTMENT COMPANIES (Continued)
Multi-Sector — 0.6%
Multi-Industry — 0.6%
529,042	State Street Institutional Liquid Reserves Fund	$529,042

TOTAL INVESTMENT COMPANIES
(Cost $2,832,487)		3,232,518

TOTAL INVESTMENTS
(Cost $70,680,302)	99.4%	89,154,535
OTHER ASSETS AND LIABILITIES (Net)	0.6	515,475

NET ASSETS	100.0%	$89,670,010

†	Non-income producing security.

(a)	As of June 30, 2011, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

ABBREVIATION:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

7

Munder Micro-Cap Equity Fund

Statement of Assets and Liabilities, June 30, 2011

ASSETS:
Investments, at value (see accompanying schedule)	$89,154,535
Dividends and interest receivable	69,272
Receivable for investment securities sold	1,025,862
Receivable for Fund shares sold	28,830
Prepaid expenses and other assets	44,054

Total Assets	90,322,553

LIABILITIES:
Payable for Fund shares redeemed	311,673
Trustees’ fees and expenses payable	172,630
Transfer agency/record keeping fees payable	61,357
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	27,989
Administration fees payable	11,879
Custody fees payable	5,345
Investment advisory fees payable	2,433
Shareholder servicing fees payable — Class K Shares	75
Accrued expenses and other payables	59,162

Total Liabilities	652,543

NET ASSETS	$89,670,010

Investments, at cost	$70,680,302

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(113,187)
Accumulated net realized loss on investments sold	(6,642,963)
Net unrealized appreciation on investments	18,474,233
Paid-in capital	77,951,927

$89,670,010

NET ASSETS:
Class Y Shares	$12,457,072

Class A Shares	$56,725,975

Class B Shares	$5,967,358

Class C Shares	$13,932,645

Class K Shares	$269,736

Class R Shares	$317,224

SHARES OUTSTANDING:
Class Y Shares	394,856

Class A Shares	1,858,197

Class B Shares	218,920

Class C Shares	511,189

Class K Shares	8,830

Class R Shares	10,466

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$31.55

CLASS A SHARES:
Net asset value and redemption price per share	$30.53

Maximum sales charge	5.50%
Maximum offering price per share	$32.31

CLASS B SHARES:
Net asset value and offering price per share*	$27.26

CLASS C SHARES:
Net asset value and offering price per share*	$27.26

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$30.55

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$30.31

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Micro-Cap Equity Fund

Statement of Operations, For the Year Ended June 30, 2011

INVESTMENT INCOME:
Interest	$3,178
Dividends(a)	1,382,641

Total Investment Income	1,385,819

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	147,907
Class B Shares	66,034
Class C Shares	145,063
Class R Shares	1,687
Shareholder servicing fees:
Class K Shares	633
Investment advisory fees	937,963
Transfer agency/record keeping fees	285,045
Administration fees	151,735
Trustees’ fees and expenses	82,905
Registration and filing fees	82,054
Custody fees	68,366
Printing and mailing fees	62,221
Legal and audit fees	42,646
Other	21,740

Total Expenses	2,095,999

NET INVESTMENT INCOME	(710,180)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	26,161,909
Foreign currency-related transactions	(17,076)
Net change in unrealized appreciation/(depreciation) of:
Securities	4,426,039
Foreign currency-related transactions	653

Net realized and unrealized gain on investments	30,571,525

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,861,345

(a)	Net of foreign withholding taxes of $10,219.

See Notes to Financial Statements.

10

Munder Micro-Cap Equity Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Net investment loss	$(710,180)	$(216,908)
Net realized gain from security transactions and foreign currency-related transactions	26,144,833	7,636,396
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	4,426,692	12,276,964

Net increase in net assets resulting from operations	29,861,345	19,696,452
Dividends to shareholders from net investment income:
Class Y Shares	—	(181,812)
Class A Shares	—	(920,995)
Class B Shares	—	(107,200)
Class C Shares	—	(183,296)
Class K Shares	—	(3,957)
Class R Shares	—	(3,296)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	(3,658,526)	(4,919,682)
Class A Shares	(17,043,700)	(17,018,872)
Class B Shares	(2,841,953)	(4,187,618)
Class C Shares	(4,098,437)	(4,404,650)
Class K Shares	(49,025)	(39,758)
Class R Shares	(42,446)	(50,850)
Short-term trading fees	458	11,970

Net increase/(decrease) in net assets	2,127,716	(12,313,564)
NET ASSETS:
Beginning of year	87,542,294	99,855,858

End of year	$89,670,010	$87,542,294

Accumulated net investment loss	$(113,187)	$(69,752)

See Notes to Financial Statements.

11

Munder Micro-Cap Equity Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Amount
Class Y Shares:
Sold	$1,093,353	$2,759,304
Issued as reinvestment of dividends	—	133,775
Redeemed	(4,751,879)	(7,812,761)

Net decrease	$(3,658,526)	$(4,919,682)

Class A Shares:
Sold*	$13,502,106	$18,380,922
Issued as reinvestment of dividends	—	796,340
Redeemed	(30,545,806)	(36,196,134)

Net decrease	$(17,043,700)	$(17,018,872)

Class B Shares:
Sold	$47,061	$103,725
Issued as reinvestment of dividends	—	88,122
Redeemed*	(2,889,014)	(4,379,465)

Net decrease	$(2,841,953)	$(4,187,618)

Class C Shares:
Sold	$394,198	$573,809
Issued as reinvestment of dividends	—	128,851
Redeemed	(4,492,635)	(5,107,310)

Net decrease	$(4,098,437)	$(4,404,650)

Class K Shares:
Sold	$—	$15,540
Issued as reinvestment of dividends	—	2,537
Redeemed	(49,025)	(57,835)

Net decrease	$(49,025)	$(39,758)

Class R Shares:
Sold	$111,979	$101,841
Issued as reinvestment of dividends	—	2,947
Redeemed	(154,425)	(155,638)

Net decrease	$(42,446)	$(50,850)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Shares
Class Y Shares:
Sold	37,630	123,644
Issued as reinvestment of dividends	—	5,688
Redeemed	(164,179)	(375,471)

Net decrease	(126,549)	(246,139)

Class A Shares:
Sold*	487,191	822,712
Issued as reinvestment of dividends	—	34,850
Redeemed	(1,132,543)	(1,600,571)

Net decrease	(645,352)	(743,009)

Class B Shares:
Sold	1,995	5,269
Issued as reinvestment of dividends	—	4,271
Redeemed*	(119,601)	(216,176)

Net decrease	(117,606)	(206,636)

Class C Shares:
Sold	15,744	28,835
Issued as reinvestment of dividends	—	6,246
Redeemed	(183,143)	(255,553)

Net decrease	(167,399)	(220,472)

Class K Shares:
Sold	—	750
Issued as reinvestment of dividends	—	111
Redeemed	(2,013)	(2,596)

Net decrease	(2,013)	(1,735)

Class R Shares:
Sold	4,452	4,527
Issued as reinvestment of dividends	—	130
Redeemed	(5,379)	(7,416)

Net decrease	(927)	(2,759)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

Net asset value, beginning of period	$22.70	$19.15	$29.04	$48.87	$46.37

Income/(loss) from investment operations:
Net investment income/(loss)	(0.10)	0.04	0.35	0.55	0.46
Net realized and unrealized gain/(loss) on investments	8.95	3.86	(6.55)	(15.22)	3.38

Total from investment operations	8.85	3.90	(6.20)	(14.67)	3.84

Less distributions:
Dividends from net investment income	—	(0.35)	(0.37)	(0.42)	(0.32)
Distributions from net realized gains	—	—	(3.32)	(4.74)	(1.02)

Total distributions	—	(0.35)	(3.69)	(5.16)	(1.34)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$31.55	$22.70	$19.15	$29.04	$48.87

Total return(d)	38.99%	20.28%	(24.07)%	(32.70)%	8.56%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$12,457	$11,834	$14,696	$18,460	$29,355
Ratio of operating expenses to average net assets	1.85%	1.79%	1.87%	1.46%	1.47%
Ratio of net investment income/(loss) to average net assets	(0.36)%	0.19%	1.79%	1.50%	1.01%
Portfolio turnover rate	67%	43%	35%	24%	23%
Ratio of operating expenses to average net assets without expense reimbursements	1.85%	1.79%	1.87%	1.46%	1.47%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on December 26, 1996.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

A Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

$22.02	$18.61	$28.32	$47.80	$45.38

(0.17)	(0.01)	0.30	0.41	0.33

8.68	3.74	(6.37)	(14.83)	3.32

8.51	3.73	(6.07)	(14.42)	3.65

—	(0.32)	(0.32)	(0.32)	(0.21)
—	—	(3.32)	(4.74)	(1.02)

—	(0.32)	(3.64)	(5.06)	(1.23)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$30.53	$22.02	$18.61	$28.32	$47.80

38.65%	19.97%	(24.24)%	(32.87)%	8.31%

$56,726	$55,117	$60,405	$121,715	$291,503

2.10%	2.05%	2.12%	1.72%	1.72%

(0.63)%	(0.06)%	1.52%	1.12%	0.74%
67%	43%	35%	24%	23%

2.10%	2.05%	2.12%	1.72%	1.72%

See Notes to Financial Statements.

15

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

Net asset value, beginning of period	$19.81	$16.82	$25.94	$44.30	$42.27

Income/(loss) from investment operations:
Net investment income/(loss)	(0.33)	(0.17)	0.14	0.13	0.00 (c)
Net realized and unrealized gain/(loss) on investments	7.78	3.39	(5.78)	(13.65)	3.05

Total from investment operations	7.45	3.22	(5.64)	(13.52)	3.05

Less distributions:
Dividends from net investment income	—	(0.23)	(0.16)	(0.10)	—
Distributions from net realized gains	—	—	(3.32)	(4.74)	(1.02)

Total distributions	—	(0.23)	(3.48)	(4.84)	(1.02)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$27.26	$19.81	$16.82	$25.94	$44.30

Total return(d)	37.61%	19.11%	(24.83)%	(33.35)%	7.45%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,967	$6,665	$9,137	$17,424	$40,069
Ratio of operating expenses to average net assets	2.85%	2.80%	2.87%	2.47%	2.47%
Ratio of net investment income/(loss) to average net assets	(1.36)%	(0.84)%	0.78%	0.38%	(0.01)%
Portfolio turnover rate	67%	43%	35%	24%	23%
Ratio of operating expenses to average net assets without expense reimbursements	2.85%	2.80%	2.87%	2.47%	2.47%

(a)	Class B Shares and Class C Shares of the Fund commenced operations on February 24, 1997 and March 31, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

C Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

$19.80	$16.82	$25.94	$44.31	$42.28

(0.33)	(0.16)	0.14	0.11	0.00 (c)

7.79	3.37	(5.78)	(13.64)	3.05

7.46	3.21	(5.64)	(13.53)	3.05

—	(0.23)	(0.16)	(0.10)	—
—	—	(3.32)	(4.74)	(1.02)

—	(0.23)	(3.48)	(4.84)	(1.02)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$27.26	$19.80	$16.82	$25.94	$44.31

37.68%	19.05%	(24.83)%	(33.37)%	7.45%

$13,933	$13,438	$15,122	$29,827	$79,373

2.85%	2.80%	2.87%	2.47%	2.47%

(1.37)%	(0.81)%	0.77%	0.33%	(0.01)%
67%	43%	35%	24%	23%

2.85%	2.80%	2.87%	2.47%	2.47%

See Notes to Financial Statements.

17

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

Net asset value, beginning of period	$22.03	$18.62	$28.33	$47.80	$45.40

Income/(loss) from investment operations:
Net investment income/(loss)	(0.17)	(0.01)	0.37	0.39	0.34
Net realized and unrealized gain/(loss) on investments	8.69	3.74	(6.44)	(14.80)	3.29

Total from investment operations	8.52	3.73	(6.07)	(14.41)	3.63

Less distributions:
Dividends from net investment income	—	(0.32)	(0.32)	(0.32)	(0.21)
Distributions from net realized gains	—	—	(3.32)	(4.74)	(1.02)

Total distributions	—	(0.32)	(3.64)	(5.06)	(1.23)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$30.55	$22.03	$18.62	$28.33	$47.80

Total return(d)	38.67%	19.96%	(24.23)%	(32.85)%	8.28%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$270	$239	$234	$2,211	$8,544
Ratio of operating expenses to average net assets	2.10%	2.05%	2.11%	1.72%	1.72%
Ratio of net investment income/(loss) to average net assets	(0.64)%	(0.05)%	1.80%	1.02%	0.76%
Portfolio turnover rate	67%	43%	35%	24%	23%
Ratio of operating expenses to average net assets without expense reimbursements	2.10%	2.05%	2.11%	1.72%	1.72%

(a)	Class K Shares and R Shares of the Fund commenced operations on December 31, 1996 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

18

R Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

$21.91	$18.55	$28.24	$47.68	$45.28

(0.23)	(0.06)	0.21	0.31	0.22

8.63	3.71	(6.32)	(14.79)	3.30

8.40	3.65	(6.11)	(14.48)	3.52

—	(0.29)	(0.26)	(0.22)	(0.10)
—	—	(3.32)	(4.74)	(1.02)

—	(0.29)	(3.58)	(4.96)	(1.12)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$30.31	$21.91	$18.55	$28.24	$47.68

38.34%	19.62%	(24.44)%	(33.05)%	8.02%

$317	$250	$262	$586	$1,880

2.35%	2.30%	2.32%	1.97%	1.97%

(0.85)%	(0.28)%	1.04%	0.85%	0.50%
67%	43%	35%	24%	23%

2.35%	2.30%	2.32%	1.97%	1.97%

See Notes to Financial Statements.

19

[This Page Intentionally Left Blank]

20

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2011

1.	Organization

As of June 30, 2011, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Micro-Cap Equity Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including

21

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2011 (continued)

exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2011 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2011:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$89,154,535
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$89,154,535

Securities or other financial instruments that transfer between levels during the fiscal year are treated as though the transfer occurred at the beginning of the fiscal year.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the year:

Limited
Partnership —
Financials
Balance as of 6/30/2010	$229,840
Transfer into Level 3	—
Transfer out of Level 3	—
Gross purchases	—
Gross sales	(88,400)
Accrued discounts	—
Accrued premiums	—
Realized gains	—
Realized losses	(2,643,160)
Change in unrealized appreciation/(depreciation)	2,501,720

Balance as of 6/30/2011	$—

Net change in unrealized appreciation/(depreciation) from investments still held at end of period	$—

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

23

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2011 (continued)

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Delayed Delivery Commitments: The Fund may purchase securities for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. Purchases of delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded

24

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2011 (continued)

on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date. The Fund instructs the custodian to designate as collateral on the Fund’s books assets with a current value at least equal to the amount of its when-issued purchase commitments.

Short-Term Trading (Redemption) Fees: Prior to October 30, 2010, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s then current prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. Fees collected (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax

25

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2011 (continued)

expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2011.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2008.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 1.00% of the value its average daily net assets.

Effective June 1, 2011, Integrity Asset Management, LLC (“Integrity”), a wholly owned subsidiary of the Advisor, serves as sub-advisor to the Fund. Pursuant to an investment sub-advisory agreement with the Advisor, Integrity is responsible for the day-to-day management of the Fund, including, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. For its services with regard to the Fund, Integrity is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.60%.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2011, the Advisor earned $151,735 before payment of sub-administration fees and $101,702 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2011, the Fund paid an annual effective rate of 0.1618% for administrative services.

26

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2011 (continued)

Each Trustee is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For services rendered prior to January 1, 2011, each Trustee was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee of MST and MST II, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2011, no officer, director or employee of the Advisor, Integrity, or any of their affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

27

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2011 (continued)

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $61,551,584 and $91,001,843, respectively, for the year ended June 30, 2011.

At June 30, 2011, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $23,333,220, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $3,896,353 and net appreciation for Federal income tax purposes was $19,436,867. At June 30, 2011, aggregate cost for financial reporting purposes was $69,717,668.

6.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the year ended June 30, 2011, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2011, total commitment fees for the Fund were $1,204.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements

28

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2011 (continued)

is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2011, permanent differences resulting primarily from foreign currency gains and losses, partnership basis adjustments and net operating losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net	Paid in
Investment Income	Realized Gain	Capital

$666,745	$108,923	$(775,668)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2011 and June 30, 2010 was as follows:

Ordinary
Income
June 30, 2011	$—
June 30, 2010	1,401,005

At June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Post	Capital Loss	Unrealized
October Loss	Carryover	Appreciation	Total

$(15,257)	$(7,605,597)	$19,436,867	$11,816,013

The differences between book and tax distributable earnings were primarily due to wash sales, real estate investment trust basis adjustments, partnership adjustments and deferred trustees’ fees.

As determined at June 30, 2011, the Fund had available for Federal income tax purposes, $7,605,597 of unused capital losses which expire in 2018.

The Fund utilized capital loss carryforwards during the year ended June 30, 2011 in the amount of $25,540,712.

29

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2011 (continued)

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net foreign currency losses arising between November 1, 2010 and June 30, 2011 of $15,257.

30

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Micro-Cap Equity Fund and
Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Micro-Cap Equity Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Micro-Cap Equity Fund of Munder Series Trust at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 22, 2011

31

Munder Micro-Cap Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2011

9.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

10.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

11.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). The Advisor has retained Integrity Asset Management, LLC (“Integrity”) to serve as sub-advisor to the Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated March 1, 2011, as amended (“Sub-Advisory Agreement”). At an in-person meeting held on May 16-17, 2011, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2011 and to approve the Sub-Advisory Agreement with respect to the Fund effective June 1, 2011. In determining whether to approve the continuation of the Advisory Agreement and to approve the Sub-Advisory Agreement, the Board requested, and received

32

Munder Micro-Cap Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

from the Advisor and Integrity, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and approval of the Sub-Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2011 Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and to be provided to the Fund by Integrity and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and the approval of the Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, Integrity, each of their services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period and whether the Sub-Advisory Agreement and the fees provided therein with respect to the Fund should be approved. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement or the approval of the Sub-Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determinations to approve the continuance of the Advisory Agreement and approve the Sub-Advisory Agreement were made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

33

Munder Micro-Cap Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor and the services to be provided by the Sub-Advisor to the Fund under the Agreements: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of each of the Advisor and Integrity. In connection with these considerations, the Board was presented with detailed information concerning the organizational structures of the Advisor and Integrity, recent changes within each of the Advisor’s and Integrity’s organizations (including the acquisition of Integrity by the Advisor in December 2010 and key personnel changes within each of the Advisor’s and Integrity’s organizations) and the impact of the then current market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and Integrity, and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor and Integrity, personnel changes and changes in employee responsibilities within the Advisor in 2010 and 2011, the organizational structure and depth of each of the Advisor’s and Integrity’s portfolio management teams, the assumption in January 2011 of portfolio management duties for the Fund by Integrity’s portfolio management team (in their capacity as employees of the Advisor), and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided to the Fund by the Advisor during the previous year and the services anticipated to be provided to the Fund by both the Advisor and Integrity in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further

34

Munder Micro-Cap Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

described below, and Integrity’s performance with respect to their investment advisory strategies;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement and approval of the Sub-Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2010, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2010: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one-, three- and ten-year periods but trailed the performance of its benchmark for the five-year period, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one- and ten-year periods but trailed the median performance of the Fund’s Lipper peer group for the three- and five-year periods.

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2011. The Board

35

Munder Micro-Cap Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

considered that in January 2011 Integrity’s portfolio management team assumed portfolio management duties for the Fund (in their capacity as employees of the Advisor). The Board also considered information provided by the Advisor regarding the impact of the then current market activity and economic conditions on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement and should not preclude approval of the Sub-Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2010, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2011, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. The Board also considered the proposed fees to be paid to Integrity by the Advisor under the Sub-Advisory Agreement. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund and the proposed services that Integrity would provide to the Fund under the Sub-Advisory Agreement.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and reductions in contractual advisory fees with respect to certain of the Munder Funds in recent years, including reductions in contractual advisory fees with respect to one Munder Fund in 2010 and 2011, With respect to the Fund, no implementation of contractual advisory fee breakpoints nor reductions in the advisory fees for the Fund were made during 2010 and 2011. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services

36

Munder Micro-Cap Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2011. In addition, the Board was advised that as of December 31, 2010, neither the Advisor nor Integrity had other investment advisory clients that had investment objectives and strategies that were substantially similar to those of the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement or approval of the Sub-Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor or Integrity from the relationships with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor, Integrity and their affiliates for providing services to the Fund, the Advisor and Integrity may benefit from their relationships with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the

37

Munder Micro-Cap Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

continuance of the Advisory Agreement or approval of the Sub-Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2011 and unanimously approved the Sub-Advisory Agreement effective June 1, 2011.

13.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2011, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

					Other
		Term of		Number of	Directorships
		Office(1) and	Principal Occupation(s)	Portfolios in Fund	Held by Trustee
	Position(s) with	Length of	During Past	Complex Overseen	During Past
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	by Trustee	5 Years

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05).	12	Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Fieldstone Investment Corporation (11/03 to 6/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

38

Munder Micro-Cap Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

					Other
		Term of		Number of	Directorships
		Office(1) and	Principal Occupation(s)	Portfolios in Fund	Held by Trustee
	Position(s) with	Length of	During Past	Complex Overseen	During Past
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	by Trustee	5 Years

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business-University of Michigan (since 8/66).	12	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08); Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01–6/09); Dean, Macomb Community College (9/97–6/09).	12	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04–1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

39

Munder Micro-Cap Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

					Other
		Term of		Number of	Directorships
		Office(1) and	Principal Occupation(s)	Portfolios in Fund	Held by Trustee
	Position(s) with	Length of	During Past	Complex Overseen	During Past
Name, Address and Age	the Munder Funds	Time Served(2)	5 Years	by Trustee	5 Years

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (since 3/04); Canadian Royalties Inc. (6/09 to 3/10).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

40

Munder Micro-Cap Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	President and Principal Executive Officer	through 2/12; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/12; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Vice President and Principal Financial Officer	through 2/12; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 6/07).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Treasurer and Principal Accounting Officer	through 2/12; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

41

Munder Micro-Cap Equity Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Assistant Treasurer	through 2/12; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 35	Assistant Treasurer	through 2/12; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Assistant Secretary	through 2/12; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Assistant Secretary	through 2/12; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/12; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

42

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43

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

SUB-ADVISOR

Integrity Asset Management, LLC
18500 Lake Road, Suite 300
Rocky River, OH 44116

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNMICRO611

ANNUAL REPORT
June 30, 2011

Munder Mid-Cap
Core Growth Fund
Class Y, A, B, C, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds® Letter to Shareholders (Unaudited)

DEAR SHAREHOLDER:

The broad stock market, measured by the Russell 3000® Index, which spans the capitalization ranges of the market, had strong performance for the year ended June 30, 2011. The Index returned 32.37% for the twelve-month time period. Strong performance during the first nine months of the time period more than offset flat to slightly negative returns for the April through June quarter.

According to the Russell family of indices, mid-cap stocks represented the “sweet spot” of the market, with the Russell Midcap® Index posting a 38.47% return. The Russell 2000® Index, a benchmark of small-cap stocks, was only slightly behind, with a return of 37.41%, while the large-cap Russell 1000® Index posted a 31.93% return. For the one-year time period, growth stocks outperformed value stocks. Growth stocks are those with higher than average anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market.

International stock markets, as measured by the MSCI ACWI (All Country World Index) Index ex-U.S., also had strong performance, with the Index posting a 30.27% return for the year ended June 30, 2011. The Index followed the same pattern as the U.S. market: strong performance for the first three quarters of the twelve-month time period and then flat to negative performance for the April through June quarter.

While the U.S. fixed income market had positive performance for the twelve months ended June 30, 2011, it lagged significantly behind the stock market. The Barclays Capital U.S. Aggregate Bond Index, a measure of the broad fixed income market, posted a 3.90% return for the year. The U.S. Treasury sector of the market had the weakest performance, while the commercial mortgage-backed (CMBS) sector had the strongest returns, followed by the corporate and mortgage-backed (MCS) sectors. Among investment grade securities, lower quality securities had the best performance. AAA rated securities posted a 3.05% return for the twelve-months ended June 30, 2011, while securities with a BBB rating had an 8.39% return.

In managing each of the Munder equity and fixed income funds, we pay careful attention to both risk and return, with the goal of earning competitive returns with acceptable levels of risk. We believe this is an important part of fund management, given the inherent volatility of the financial markets.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. FitzGerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Notes to Financial Statements — Unaudited

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance (Unaudited)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund invests in smaller and medium-sized company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2011. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2011, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2011. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Tony Dong, Madan Gopal, Gavin Hayman, Brian Matuszak, Andy Mui, George Sanders and Geoff Wilson

For the first nine months of the Fund’s fiscal year ended June 30, 2011, the Russell Midcap® Index posted a very strong 37.89% return. The stock market was significantly weaker during the April through June quarter, with the Index posting a return of only 0.42%. For the year as a whole, the Russell Midcap® Index earned a 38.47% return. The Fund, with a 38.59% return, performed in line with its Russell Midcap® benchmark, but lagged the 41.77% median return for the Lipper universe of mid-cap growth mutual funds. (Please note: The benchmark for the Munder Mid-Cap Core Growth Fund was changed from the S&P MidCap 400® Index to the Russell Midcap® Index in April 2011.) During the twelve months ended June 30, 2011, the Fund’s performance profile gradually shifted toward a less defensive bias and this helped the Fund to participate to a greater extent in market upswings.

The sectors of the Fund with the greatest strength relative to the Russell Midcap® benchmark for the twelve months ended June 30, 2011 were consumer discretionary, information technology and consumer staples. In contrast, the Fund’s health care and materials sectors posted relatively weak returns.

Positions in Amedisys, Inc. and West Pharmaceutical Services, Inc., companies that were not represented in the Russell Midcap® Index, were among the larger detractors from the relative performance of the health care sector. These positions were eliminated from the Fund in September and October, respectively. An overweight in ResMed, Inc. (1.1% of the Fund) also held back the performance of the sector. Among the Fund’s materials holdings, overweights in Airgas, Inc. (1.3%) and Valspar Corp., which was eliminated from the Fund in June, were largely responsible for the sector’s relative weakness. The lack of a position in CF Industries Holdings, Inc., which was represented in the Fund’s Russell Midcap® benchmark and had a return of approximately 123% for the year ended June 30, 2011, also held back relative returns in the sector.

Turning to the sectors that exhibited relative strength for the year ended June 30, 2011, there were a number of stocks in the consumer discretionary sector that boosted relative performance. An overweight in BorgWarner, Inc. (1.9%) contributed over one percentage point to the Fund’s relative returns. Other stocks in the sector that were overweighted and had a significant positive impact on relative strength included Fossil, Inc. (1.9%), Tiffany & Co. (1.5%), Gentex Corp. (1.6%), Tupperware Brands Corp. (1.5%), Liberty Media Corp.-Capital (1.6%), and Chipotle Mexican Grill, Inc., which was eliminated from the Fund in March for valuation reasons.

A position in ARM Holdings PLC, a multinational semiconductor and software company headquartered in the U.K. and not represented in the Fund’s benchmark, was the top contributor to relative performance in the information technology sector of the Fund. As was the case with Chipotle Mexican Grill, the stock was eliminated from the Fund in March for valuation reasons. The Fund’s holding of Check Point Software Technologies Ltd. (1.0%), an Israeli company that is not represented in the Russell Midcap® Index, also had a positive impact on relative strength. An overweight in

iii

McAfee, Inc., which was acquired by Intel Corp. in February, Teradata Corp. (1.6%) and Solera Holdings, Inc. (1.5%) also helped to boost the relative returns of the sector. These positive factors more than offset the negative impact of an overweighted position in Cree, Inc. The stock was eliminated from the Fund in May.

Overweights in Herbalife Ltd. (1.7%) and Hansen Natural Corp. (1.4%) were the most significant factors in the outperformance of the Fund’s consumer staples sector.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Fund’s primary benchmark was changed from the S&P MidCap 400® Index to the Russell Midcap® Index effective April 1, 2011, because the Advisor believes that the Russell Midcap® Index covers a much broader spectrum of the mid-cap market and therefore is an improved representation of the investable opportunity set of the mid-cap equity market. The Russell Midcap® Index is a capitalization-weighted index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market). The S&P MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-capitalization sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of mid-cap growth funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns (Unaudited)

The following graph represents the performance of the Fund’s Class Y Shares, its least expensive class of shares, over the past ten years. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Mid-Cap Core Growth Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/11(1)
							Lipper
					S&P	Russell	Mid-Cap
				Russell	MidCap	Midcap®	Growth
Class and	With		Without	Midcap®	400®	Growth	Funds
Inception Date	Load		Load	Index*	Index*	Index*	Median**

CLASS Y 6/24/98	N/A		$21,870	$20,780	$21,468	$17,113	$15,001
CLASS A 7/3/00	$20,156	(3)	$21,328	$20,780	$21,468	$17,113	$15,001
CLASS B 7/5/00	N/A		$20,076	$20,780	$21,468	$17,113	$15,001
CLASS C 7/14/00(2)	$19,583	(3)	$19,791	$20,780	$21,468	$17,113	$15,001
CLASS K 12/17/02	N/A		$25,171	$25,756	$25,515	$25,694	$22,251
CLASS R 7/29/04	N/A		$17,669	$18,025	$18,601	$18,198	$16,895

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

(2)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business 10/31/03. Performance information for Class C Shares for periods prior to 10/31/03 is for Class II Shares, and reflects the fees and expenses of the Class II Shares prior to that date.

(3)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.

*	The Fund’s primary benchmark was changed from the S&P MidCap 400® Index to the Russell Midcap® Index effective 4/1/11 because the Advisor believes that the Russell Midcap® Index covers a much broader spectrum of the mid-cap market and, therefore, is an improved representation of the investable opportunity set of the mid-cap equity market. The Russell Midcap® Index includes approximately 800 of the smallest Russell 1000® Index companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market). The S&P MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-capitalization sector of the U.S. stock market. The Russell Midcap® Growth Index is a capitalization-weighted index that measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. Index comparative returns commence on 7/1/01 for Class Y, A, B and C Shares of the Fund, on 1/1/03 for Class K Shares of the Fund, and on 8/1/04 for Class R Shares of the Fund.

**	The Lipper Mid-Cap Growth Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns commence on 7/1/01 for Class Y, A, B and C Shares of the Fund, on 1/1/03 for Class K Shares of the Fund, and on 8/1/04 for Class R Shares of the Fund. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/11
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 6/24/98	N/A		38.59%	N/A		5.57%	N/A		8.14%	N/A		10.41%

CLASS A 7/3/00	30.70%	(2)	38.30%	4.13%	(2)	5.31%	7.26%	(2)	7.87%	7.01%	(2)	7.56%

CLASS B 7/5/00	32.21%	(3)	37.21%	4.18%	(3)	4.52%	N/A		7.22%	N/A		7.02%

CLASS C 7/14/00(1)	36.23%	(3)	37.23%	N/A		4.51%	6.95%	(2)	7.06%	6.15%	(2)	6.25%

CLASS K 12/17/02	N/A		38.27%	N/A		5.31%	N/A		N/A	N/A		11.42%

CLASS R 7/29/04	N/A		37.91%	N/A		5.04%	N/A		N/A	N/A		8.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/10 were 1.10%, 1.35%, 2.10%, 2.10%, 1.35% and 1.60%, respectively. Expenses for the fiscal year ended 6/30/11 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y Shares during the 1998-2001 calendar years and the Fund’s Class A, B and C Shares during the 2000-2001 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

(1)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business 10/31/03. Performance information for Class C Shares for periods prior to 10/31/03 is for Class II Shares, and reflects the fees and expenses of the Class II Shares prior to that date.

(2)	Reflects maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.

(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other Funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/11	6/30/11	1/1/11-6/30/11	Ratio

Actual
Class Y	$1,000.00	$1,092.80	$5.55	1.07%
Class A	$1,000.00	$1,091.40	$6.84	1.32%
Class B	$1,000.00	$1,087.10	$10.71	2.07%
Class C	$1,000.00	$1,087.30	$10.71	2.07%
Class K	$1,000.00	$1,091.50	$6.85	1.32%
Class R	$1,000.00	$1,090.00	$8.14	1.57%

Hypothetical
Class Y	$1,000.00	$1,019.49	$5.36	1.07%
Class A	$1,000.00	$1,018.25	$6.61	1.32%
Class B	$1,000.00	$1,014.53	$10.34	2.07%
Class C	$1,000.00	$1,014.53	$10.34	2.07%
Class K	$1,000.00	$1,018.25	$6.61	1.32%
Class R	$1,000.00	$1,017.01	$7.85	1.57%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2011

Shares		Value(a)

COMMON STOCKS — 98.8%
Consumer Discretionary — 15.7%
Auto Components — 3.6%
1,164,100	BorgWarner Inc †	$94,047,639
2,653,800	Gentex Corp	80,224,374

		174,272,013

Distributors — 1.4%
2,646,200	LKQ Corp †	69,039,358

Diversified Consumer Services — 0.6%
282,650	New Oriental Education & Technology Group, ADR †	31,577,658

Hotels, Restaurants & Leisure — 1.2%
1,762,600	Choice Hotels International Inc	58,800,336

Household Durables — 1.5%
1,088,125	Tupperware Brands Corp	73,394,031

Media — 4.0%
2,752,300	Cinemark Holdings Inc	57,000,133
937,900	Liberty Media Corp — Capital, Series A †	80,424,925
750,000	Liberty Media Corp — Starz, Series A †	56,430,000

		193,855,058

Specialty Retail — 1.5%
928,200	Tiffany & Co	72,882,264

Textiles, Apparel & Luxury Goods — 1.9%
789,200	Fossil Inc †	92,904,624

Total Consumer Discretionary		766,725,342

Consumer Staples — 5.2%
Beverages — 1.4%
834,500	Hansen Natural Corp †	67,552,775

Food Products — 1.0%
858,200	TreeHouse Foods Inc †	46,866,302

Household Products — 1.1%
1,380,450	Church & Dwight Co Inc	55,963,443

Personal Products — 1.7%
1,466,400	Herbalife Ltd	84,523,296

Total Consumer Staples		254,905,816

See Notes to Financial Statements.

1

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Energy — 9.3%
Energy Equipment & Services — 3.9%
1,556,400	Atwood Oceanics Inc †	$68,683,932
575,250	Core Laboratories NV	64,163,385
724,700	Oil States International Inc †	57,910,777

		190,758,094

Oil, Gas & Consumable Fuels — 5.4%
2,487,100	Denbury Resources Inc †	49,742,000
911,840	EQT Corp	47,889,837
2,540,400	Northern Oil and Gas Inc †	56,269,860
1,201,500	Peabody Energy Corp	70,780,365
893,985	Southwestern Energy Co †	38,334,077

		263,016,139

Total Energy		453,774,233

Financials — 18.0%
Capital Markets — 4.1%
756,000	Affiliated Managers Group Inc †	76,696,200
2,459,700	Invesco Ltd	57,556,980
3,320,425	TD Ameritrade Holding Corp	64,781,492

		199,034,672

Commercial Banks — 2.1%
3,167,000	Fifth Third Bancorp	40,379,250
1,116,375	Signature Bank/New York NY †	63,856,650

		104,235,900

Consumer Finance — 1.2%
1,580,500	Ezcorp Inc, Class A †	56,226,287

Diversified Financial Services — 1.1%
1,482,800	MSCI Inc, Class A †	55,871,904

Insurance — 3.7%
2,621,600	Lincoln National Corp	74,689,384
1,001,000	Reinsurance Group of America Inc	60,920,860
659,600	RenaissanceRe Holdings Ltd	46,139,020

		181,749,264

Real Estate Investment Trusts (REITs) — 5.8%
2,366,600	Annaly Capital Management Inc	42,693,464
880,100	Corporate Office Properties Trust	27,379,911

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Real Estate Investment Trusts (Continued)
1,020,125	Digital Realty Trust Inc	$63,023,322
375,950	Essex Property Trust Inc	50,862,276
1,827,800	Macerich Co/The	97,787,300

		281,746,273

Total Financials		878,864,300

Health Care — 12.0%
Biotechnology — 1.1%
2,014,125	BioMarin Pharmaceutical Inc †	54,804,341

Health Care Equipment & Supplies — 3.3%
141,700	Intuitive Surgical Inc †	52,727,987
920,300	Kinetic Concepts Inc †	53,036,889
1,742,000	ResMed Inc †	53,914,900

		159,679,776

Health Care Providers & Services — 5.8%
1,497,500	AmerisourceBergen Corp	61,996,500
866,700	Catalyst Health Solutions Inc †	48,379,194
673,750	DaVita Inc †	58,353,488
5,618,700	Health Management Associates Inc, Class A †	60,569,586
2,040,300	Healthsouth Corp †	53,557,875

		282,856,643

Health Care Technology — 0.7%
594,300	Cerner Corp †	36,317,673

Life Sciences Tools & Services — 1.1%
323,000	Mettler-Toledo International Inc †	54,480,410

Total Health Care		588,138,843

Industrials — 13.3%
Aerospace & Defense — 1.7%
15,960	Elbit Systems Ltd	762,250
833,800	ITT Corp	49,135,834
213,500	Precision Castparts Corp	35,152,775

		85,050,859

Air Freight & Logistics — 0.7%
697,200	Expeditors International of Washington Inc	35,689,668

Commercial Services & Supplies — 1.1%
610,975	Stericycle Inc †	54,450,092

See Notes to Financial Statements.

3

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Industrials (Continued)
Machinery — 7.0%
794,800	AGCO Corp †	$39,231,328
1,145,032	Eaton Corp	58,911,896
583,902	Joy Global Inc	55,610,827
859,500	Stanley Black & Decker Inc	61,926,975
1,955,100	Terex Corp †	55,622,595
995,000	WABCO Holdings Inc †	68,714,700

		340,018,321

Professional Services — 1.0%
559,250	IHS Inc, Class A †	46,652,635

Road & Rail — 1.8%
1,461,725	Kansas City Southern †	86,724,144

Total Industrials		648,585,719

Information Technology — 13.3%
Information Technology Services — 4.0%
1,087,310	Cognizant Technology Solutions Corp, Class A †	79,743,315
645,875	Fiserv Inc †	40,451,151
1,266,500	Teradata Corp †	76,243,300

		196,437,766

Office Electronics — 1.2%
5,392,700	Xerox Corp	56,138,007

Semiconductors & Semiconductor Equipment — 2.5%
1,441,100	Microchip Technology Inc	54,632,101
2,992,300	Skyworks Solutions Inc †	68,763,054

		123,395,155

Software — 5.6%
1,187,500	BMC Software Inc †	64,956,250
835,375	Check Point Software Technologies Ltd †	47,491,069
313,000	Factset Research Systems Inc	32,026,160
1,157,200	MICROS Systems Inc †	57,524,412
1,218,525	Solera Holdings Inc	72,087,939

		274,085,830

Total Information Technology		650,056,758

See Notes to Financial Statements.

4

Shares		Value(a)

Materials — 5.6%
Chemicals — 4.1%
871,025	Airgas Inc	$61,006,591
1,137,800	Ecolab Inc	64,149,164
1,919,900	LyondellBasell Industries NV, Class A	73,954,548

		199,110,303

Containers & Packaging — 1.5%
1,857,750	Crown Holdings Inc †	72,117,855

Total Materials		271,228,158

Telecommunication Services — 1.9%
Wireless Telecommunication Services — 1.9%
868,450	NII Holdings Inc †	36,804,911
1,422,400	SBA Communications Corp, Class A †	54,321,456

Total Telecommunication Services		91,126,367

Utilities — 4.5%
Electric Utilities — 2.3%
784,100	ITC Holdings Corp	56,274,857
1,617,650	Northeast Utilities	56,892,751

		113,167,608

Multi-Utilities — 2.2%
3,203,300	NiSource Inc	64,866,825
1,278,212	NorthWestern Corp (b)	42,321,599

		107,188,424

Total Utilities		220,356,032

TOTAL COMMON STOCKS
(Cost $3,486,704,026)		4,823,761,568

INVESTMENT COMPANIES — 1.0%
256,925	SPDR S&P MidCap 400 ETF Trust	45,578,495
1,956,251	State Street Institutional Liquid Reserves Fund	1,956,251

TOTAL INVESTMENT COMPANIES
(Cost $45,491,281)		47,534,746

TOTAL INVESTMENTS
(Cost $3,532,195,307)	99.8%	4,871,296,314
OTHER ASSETS AND LIABILITIES (Net)	0.2	8,765,258

NET ASSETS	100.0%	$4,880,061,572

See Notes to Financial Statements.

5

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2011 (continued)

†	Non-income producing security.

(a)	As of June 30, 2011, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

(b)	Affiliated company security during a portion of the year ended June 30, 2011 (see Notes to Financial Statements, Note 6).

ABBREVIATION:
ADR — American Depositary Receipt

At June 30, 2011, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	91.7%	$4,475,150,343
Netherlands	2.8	138,117,933
Cayman Islands	1.7	84,523,296
Israel	1.0	48,253,318
Bermuda	0.9	46,139,020
China	0.7	31,577,658

TOTAL COMMON STOCKS	98.8	4,823,761,568
INVESTMENT COMPANIES	1.0	47,534,746

TOTAL INVESTMENTS	99.8	4,871,296,314
OTHER ASSETS AND LIABILITIES (Net)	0.2	8,765,258

NET ASSETS	100.0%	$4,880,061,572

See Notes to Financial Statements.

6

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7

Munder Mid-Cap Core Growth Fund

Statement of Assets and Liabilities, June 30, 2011

ASSETS:
Investments, at value (see accompanying schedule)	$4,871,296,314
Dividends and interest receivable	4,298,359
Receivable for investment securities sold	17,173,373
Receivable for Fund shares sold	5,706,058
Prepaid expenses and other assets	165,660

Total Assets	4,898,639,764

LIABILITIES:
Payable for investment securities purchased	3,174,203
Payable for Fund shares redeemed	11,806,378
Transfer agency/record keeping fees payable	2,201,926
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	546,137
Administration fees payable	251,078
Trustees’ fees and expenses payable	193,247
Investment advisory fees payable	99,290
Custody fees payable	49,303
Shareholder servicing fees payable — Class K Shares	6,039
Accrued expenses and other payables	250,591

Total Liabilities	18,578,192

NET ASSETS	$4,880,061,572

Investments, at cost	$3,532,195,307

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(106,955)
Accumulated net realized loss on investments sold	(466,848,982)
Net unrealized appreciation of investments	1,339,101,007
Paid-in capital	4,007,916,502

$4,880,061,572

NET ASSETS:
Class Y Shares	$3,015,321,411

Class A Shares	$1,505,525,613

Class B Shares	$29,263,298

Class C Shares	$245,022,941

Class K Shares	$27,950,656

Class R Shares	$56,977,653

SHARES OUTSTANDING:
Class Y Shares	96,985,828

Class A Shares	49,466,560

Class B Shares	1,037,271

Class C Shares	8,667,143

Class K Shares	918,949

Class R Shares	1,895,945

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$31.09

CLASS A SHARES:
Net asset value and redemption price per share	$30.44

Maximum sales charge	5.50%
Maximum offering price per share	$32.21

CLASS B SHARES:
Net asset value and offering price per share*	$28.21

CLASS C SHARES:
Net asset value and offering price per share*	$28.27

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$30.42

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$30.05

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Mid-Cap Core Growth Fund

Statement of Operations, For the Year Ended June 30, 2011

INVESTMENT INCOME:
Interest	$37,966
Dividends on securities of unaffiliated companies(a)	43,406,492
Dividends on securities of affiliated company	1,296,267

Total Investment Income	44,740,725

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	3,671,689
Class B Shares	292,285
Class C Shares	2,373,757
Class R Shares	272,406
Shareholder servicing fees:
Class K Shares	79,162
Investment advisory fees	33,220,565
Transfer agency/record keeping fees	10,242,543
Administration fees	2,894,176
Custody fees	573,885
Registration and filing fees	118,304
Trustees’ fees and expenses	86,157
Legal and audit fees	82,801
Other	575,076

Total Expenses	54,482,806

NET INVESTMENT LOSS	(9,742,081)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
Security transactions of unaffiliated companies	424,471,133
Security transactions of affiliated company	50,035
Net change in unrealized appreciation/(depreciation) of securities	973,729,096

Net realized and unrealized gain on investments	1,398,250,264

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,388,508,183

(a)	Net of foreign withholding taxes of $218,272.

See Notes to Financial Statements.

10

Munder Mid-Cap Core Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Net investment income/(loss)	$(9,742,081)	$784,339
Net realized gain from security transactions	424,521,168	149,625,912
Net change in net unrealized appreciation/(depreciation) of securities	973,729,096	571,925,338

Net increase in net assets resulting from operations	1,388,508,183	722,335,589
Dividends to shareholders from net investment income:
Class Y Shares	(811,589)	(7,517,786)
Class A Shares	—	(1,719,403)
Class K Shares	—	(41,721)
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	93,676,460	103,600,771
Class A Shares	(266,104,142)	(350,379,933)
Class B Shares	(7,229,452)	(8,298,517)
Class C Shares	(43,392,377)	(62,706,113)
Class K Shares	(13,023,088)	(10,686,437)
Class R Shares	(7,573,422)	(26,079,271)
Short-term trading fees	352	8,585

Net increase in net assets	1,144,050,925	358,515,764
NET ASSETS:
Beginning of year	3,736,010,647	3,377,494,883

End of year	$4,880,061,572	$3,736,010,647

Undistributed net investment income/(Accumulated net investment loss)	$(106,955)	$731,413

See Notes to Financial Statements.

11

Munder Mid-Cap Core Growth Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Amount
Class Y Shares:
Sold	$707,959,385	$708,596,896
Issued as reinvestment of dividends	663,638	5,814,170
Redeemed	(614,946,563)	(610,810,295)

Net increase	$93,676,460	$103,600,771

Class A Shares:
Sold*	$279,018,456	$292,543,188
Issued as reinvestment of dividends	—	1,481,389
Redeemed	(545,122,598)	(644,404,510)

Net decrease	$(266,104,142)	$(350,379,933)

Class B Shares:
Sold	$209,230	$533,868
Redeemed*	(7,438,682)	(8,832,385)

Net decrease	$(7,229,452)	$(8,298,517)

Class C Shares:
Sold	$15,474,733	$14,225,758
Redeemed	(58,867,110)	(76,931,871)

Net decrease	$(43,392,377)	$(62,706,113)

Class K Shares:
Sold	$1,472,722	$2,135,506
Issued as reinvestment of dividends	—	6,651
Redeemed	(14,495,810)	(12,828,594)

Net decrease	$(13,023,088)	$(10,686,437)

Class R Shares:
Sold	$20,683,598	$23,608,767
Redeemed	(28,257,020)	(49,688,038)

Net decrease	$(7,573,422)	$(26,079,271)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Shares
Class Y Shares:
Sold	25,290,059	31,559,719
Issued as reinvestment of dividends	23,204	253,165
Redeemed	(22,315,532)	(27,308,069)

Net increase	2,997,731	4,504,815

Class A Shares:
Sold*	10,194,741	13,512,402
Issued as reinvestment of dividends	—	65,687
Redeemed	(20,084,137)	(29,536,917)

Net decrease	(9,889,396)	(15,958,828)

Class B Shares:
Sold	8,221	25,912
Redeemed*	(299,524)	(432,606)

Net decrease	(291,303)	(406,694)

Class C Shares:
Sold	596,372	695,621
Redeemed	(2,351,554)	(3,776,000)

Net decrease	(1,755,182)	(3,080,379)

Class K Shares:
Sold	55,369	99,905
Issued as reinvestment of dividends	—	295
Redeemed	(530,826)	(585,316)

Net decrease	(475,457)	(485,116)

Class R Shares:
Sold	774,594	1,087,952
Redeemed	(1,051,430)	(2,220,109)

Net decrease	(276,836)	(1,132,157)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

Net asset value, beginning of period	$22.44	$18.51	$27.37	$29.85	$24.27

Income/(loss) from investment operations:
Net investment income/(loss)	(0.02)	0.05	0.10	(0.03)	(0.06)
Net realized and unrealized gain/(loss) on investments	8.68	3.96	(8.93)	(2.01)	5.73

Total from investment operations	8.66	4.01	(8.83)	(2.04)	5.67

Less distributions:
Dividends from net investment income	(0.01)	(0.08)	—	—	(0.09)
Distributions from net realized gains	—	—	(0.03)	(0.44)	—

Total distributions	(0.01)	(0.08)	(0.03)	(0.44)	(0.09)

Short-term trading fees	0.00(c )	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$31.09	$22.44	$18.51	$27.37	$29.85

Total return(d)	38.59%	21.67%	(32.26)%	(6.98)%	23.43%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,015,321	$2,109,229	$1,656,032	$2,049,643	$1,366,790
Ratio of operating expenses to average net assets	1.08%	1.09%	1.11%	1.07%	1.07%
Ratio of net investment income/(loss) to average net assets	(0.07)%	0.20%	0.50%	(0.09)%	(0.25)%
Portfolio turnover rate	65%	52%	65%	56%	46%
Ratio of operating expenses to average net assets without expense reimbursements	1.08%	1.09%	1.11%	1.07%	1.07%

(a)	Class Y Shares and Class A Shares of the Fund commenced operations on June 24, 1998 and July 3, 2000, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

A Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

$22.01	$18.16	$26.92	$29.43	$23.95

(0.09)	(0.01)	0.04	(0.10)	(0.13)

8.52	3.89	(8.77)	(1.97)	5.65

8.43	3.88	(8.73)	(2.07)	5.52

—	(0.03)	—	—	(0.04)
—	—	(0.03)	(0.44)	—

—	(0.03)	(0.03)	(0.44)	(0.04)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$30.44	$22.01	$18.16	$26.92	$29.43

38.30%	21.34%	(32.43)%	(7.18)%	23.10%

$1,505,526	$1,306,682	$1,367,350	$2,281,311	$1,874,868

1.33%	1.34%	1.35%	1.31%	1.32%
(0.32)%	(0.06)%	0.21%	(0.37)%	(0.50)%
65%	52%	65%	56%	46%
1.33%	1.34%	1.35%	1.31%	1.32%

See Notes to Financial Statements.

15

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

Net asset value, beginning of period	$20.56	$17.07	$25.50	$28.11	$23.01

Income/(loss) from investment operations:
Net investment loss	(0.27)	(0.17)	(0.10)	(0.31)	(0.31)
Net realized and unrealized gain/(loss) on investments	7.92	3.66	(8.30)	(1.86)	5.41

Total from investment operations	7.65	3.49	(8.40)	(2.17)	5.10

Less distributions:
Distributions from net realized gains	—	—	(0.03)	(0.44)	—

Total distributions	—	—	(0.03)	(0.44)	—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$28.21	$20.56	$17.07	$25.50	$28.11

Total return(d)	37.21%	20.45%	(32.94)%	(7.88)%	22.16%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$29,263	$27,318	$29,614	$57,234	$68,204
Ratio of operating expenses to average net assets	2.08%	2.09%	2.10%	2.06%	2.06%
Ratio of net investment loss to average net assets	(1.08)%	(0.81)%	(0.55)%	(1.15)%	(1.25)%
Portfolio turnover rate	65%	52%	65%	56%	46%
Ratio of operating expenses to average net assets without expense reimbursements	2.08%	2.09%	2.10%	2.06%	2.06%

(a)	Class B Shares and Class C Shares (known as Class II Shares prior to October 31, 2003) of the Fund commenced operations on July 5, 2000 and July 14, 2000, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

C Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

$20.60	$17.10	$25.55	$28.17	$23.06

(0.27)	(0.17)	(0.10)	(0.31)	(0.31)

7.94	3.67	(8.32)	(1.87)	5.42

7.67	3.50	(8.42)	(2.18)	5.11

—	—	(0.03)	(0.44)	—

—	—	(0.03)	(0.44)	—

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

$28.27	$20.60	$17.10	$25.55	$28.17

37.23%	20.47%	(32.96)%	(7.90)%	22.16%

$245,023	$214,746	$230,909	$464,870	$452,983

2.08%	2.09%	2.10%	2.06%	2.06%

(1.07)%	(0.81)%	(0.55)%	(1.13)%	1.25%
65%	52%	65%	56%	46%
2.08%	2.09%	2.10%	2.06%	2.06%

See Notes to Financial Statements.

17

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/11(b)	6/30/10(b)	6/30/09(b)	6/30/08(b)	6/30/07(b)

Net asset value, beginning of period	$22.00	$18.15	$26.91	$29.42	$23.94

Income/(loss) from investment operations:
Net investment income/(loss)	(0.09)	(0.01)	0.03	(0.12)	(0.13)
Net realized and unrealized gain/(loss) on investments	8.51	3.89	(8.76)	(1.95)	5.65

Total from investment operations	8.42	3.88	(8.73)	(2.07)	5.52

Less distributions:
Dividends from net investment income	—	(0.03)	—	—	(0.04)
Distributions from net realized gains	—	—	(0.03)	(0.44)	—

Total distributions	—	(0.03)	(0.03)	(0.44)	(0.04)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$30.42	$22.00	$18.15	$26.91	$29.42

Total return(d)	38.27%	21.35%	(32.44)%	(7.18)%	23.11%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$27,951	$30,681	$34,105	$78,566	$101,567
Ratio of operating expenses to average net assets	1.33%	1.34%	1.35%	1.31%	1.31%
Ratio of net investment income/(loss) to average net assets	(0.33)%	(0.06)%	0.17%	(0.40)%	(0.50)%
Portfolio turnover rate	65%	52%	65%	56%	46%
Ratio of operating expenses to average net assets without expense reimbursements	1.33%	1.34%	1.35%	1.31%	1.31%

(a)	Class K Shares and Class R Shares of the Fund commenced operations on December 17, 2002 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Amount represents less than 0.005%.

See Notes to Financial Statements.

18

R Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/11(b)	6/30/10(b)	6/30/09(b)		6/30/08(b)	6/30/07(b)

$21.79	$18.00	$26.76		$29.33	$23.89

(0.15)	(0.07)	0.00	(c)	(0.16)	(0.20)

8.41	3.86	(8.73)		(1.97)	5.64

8.26	3.79	(8.73)		(2.13)	5.44

—	—	—		—	—
—	—	(0.03)		(0.44)	—

—	—	(0.03)		(0.44)	—

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

$30.05	$21.79	$18.00		$26.76	$29.33

37.91%	21.06%	(32.62)%		(7.41)%	22.77%

$56,978	$47,354	$59,485		$78,174	$42,501

1.58%	1.59%	1.60%		1.56%	1.57%
(0.57)%	(0.33)%	0.00	%(e)	(0.57)%	(0.75)%
65%	52%	65%		56%	46%
1.58%	1.59%	1.60%		1.56%	1.57%

See Notes to Financial Statements.

19

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20

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2011

1.	Organization

As of June 30, 2011, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Mid-Cap Core Growth Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a CDSC. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including

21

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2011 (continued)

exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2011 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2011:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$4,871,296,314
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$4,871,296,314

Securities or other financial instruments that transfer between levels during the fiscal year are treated as though the transfer occurred at the beginning of the fiscal year.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders.

23

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2011 (continued)

Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2011.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2008.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% on the first $6 billion of its average daily net assets; 0.70% on the next $2 billion; and 0.65% on average daily net assets exceeding $8 billion. During the year ended June 30, 2011, the Fund paid an annual effective rate of 0.75% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2011, the Advisor earned $2,894,176 before payment of sub-administration fees and $1,947,381 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2011, the Fund paid an annual effective rate of 0.0653% for administrative services.

Each Trustee is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of

24

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2011 (continued)

$6,000 for such service. For services rendered prior to January 1, 2011, each Trustee was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee of MST and MST II, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2011, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

25

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2011 (continued)

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $2,870,483,142 and $3,109,986,472, respectively, for the year ended June 30, 2011.

At June 30, 2011, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $1,306,769,563, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $34,825,431 and net appreciation for Federal income tax purposes was $1,271,944,132. At June 30, 2011, aggregate cost for Federal income tax purposes was $3,599,352,182.

6.	Affiliated Company Securities

The term “affiliated company” includes any company in which the Fund has the power to vote at least 5% of the company’s outstanding voting securities and any company that is under common control with the Fund. At, or during the year ended June 30, 2011, the Fund held the following security of a company that could be deemed to be an affiliated company:

Affiliated	Value at	Purchased		Sold		Value at	Dividend	Realized
Company	6/30/10	Cost	Shares	Proceeds	Shares	6/30/11	Income	Gain

NorthWestern Corp*	$50,695,035	$2,059,509	69,200	$21,321,136	725,913	$42,321,599	$1,296,267	$50,035

*	Affiliated through January 10, 2011.

7.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the year ended June 30, 2011, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2011, total commitment fees for the Fund were $53,748.

26

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2011 (continued)

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2011, permanent differences resulting primarily from partnership basis adjustments, foreign currency gains and losses, non-taxable dividend adjustments to income, net operating losses and distributions in excess of current earnings were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain	Capital

$9,715,302	$2,651,376	$(12,366,678)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2011 and June 30, 2010 was as follows:

Ordinary
Income
June 30, 2011	$811,589
June 30, 2010	9,278,910

At June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Capital Loss	Unrealized
Carryover	Appreciation	Total

$(399,692,108)	$1,271,944,132	$872,252,024

The differences between book and tax distributable earnings were primarily due to wash sales, deferred trustees’ fees and return of capital basis adjustments.

27

Munder Mid-Cap Core Growth Fund
 Notes to Financial Statements, June 30, 2011 (continued)

As determined at June 30, 2011, the Fund had available for Federal Income tax purposes $399,692,108 of unused capital losses of which $2,578,526 and $397,113,582 expire in 2016 and 2018, respectively. In addition, $2,578,526 of the losses expiring in 2016 were obtained in the March 27, 2009 merger with the Munder Small-Mid Cap Fund. These losses are subject to limitations.

The Fund utilized capital loss carryforwards during the year ended June 30, 2011 in the amount of $389,774,068.

28

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Mid-Cap Core Growth Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Mid-Cap Core Growth Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Mid-Cap Core Growth Fund of Munder Series Trust at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 22, 2011

29

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2011

10.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 99.43% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2010, the Fund designated approximately $42,274,976 pursuant to the Internal Revenue Code as qualified dividend income available for reduced tax rates.

11.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 16-17, 2011, the Board of Trustees voted unanimously to approve the continuation of

30

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2011. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2011 Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determination to approve the continuance of the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

31

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In connection with these considerations, the Board was presented with detailed information concerning the organizational structure of the Advisor, recent changes within the Advisor’s organization (including key personnel changes) and the impact of the then current market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, personnel changes and changes in employee responsibilities within the Advisor in 2010 and 2011, the organizational structure and depth of the Advisor’s portfolio management team, and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided to the Fund by the Advisor during the previous year and the services anticipated to be provided to the Fund in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made to the Fund’s investment advisory fees during the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

32

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards as of December 31, 2010, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that as of December 31, 2010: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one-, five- and ten-year and since inception periods but trailed the performance of its benchmark for the three-year period, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one-and three-year periods and exceeded the median performance of the Fund’s Lipper peer group for the five- and ten-year periods.

In addition, the Board considered the performance of the Fund against various performance benchmarks for periods ended March 31, 2011. The Board also considered information provided by the Advisor regarding the impact of the then current market activity and economic conditions on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund:

33

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2010, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2011, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and reductions in contractual advisory fees with respect to certain of the Munder Funds in recent years, including reductions in contractual advisory fees with respect to one Munder Fund in 2010 and 2011. With respect to the Fund, no implementation of contractual advisory fee breakpoints nor reductions in the advisory fees for the Fund were made during 2010 and 2011. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of

34

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2011. In addition, the Board considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from its relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, while money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor limits soft dollar usage to research and brokerage products and services permitted under the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2011.

35

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2011, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of	Other
		Term of		Portfolios	Directorships
	Position(s) with	Office(1) and	Principal Occupation(s)	in Fund	Held by Trustee
	the Munder	Length of	During Past	Complex	During Past
Name, Address and Age	Funds	Time Served(2)	5 Years	Overseen by Trustee	5 Years

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05).	12	Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Fieldstone Investment Corporation (11/03 to 6/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business – University of Michigan (since 8/66).	12	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08); Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).

36

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

				Number of	Other
		Term of		Portfolios	Directorships
	Position(s) with	Office(1) and	Principal Occupation(s)	in Fund	Held by Trustee
	the Munder	Length of	During Past	Complex	During Past
Name, Address and Age	Funds	Time Served(2)	5 Years	Overseen by Trustee	5 Years

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-,6/09).	12	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

37

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

				Number of	Other
		Term of		Portfolios	Directorships
	Position(s) with	Office(1) and	Principal Occupation(s)	in Fund	Held by Trustee
	the Munder	Length of	During Past	Complex	During Past
Name, Address and Age	Funds	Time Served(2)	5 Years	Overseen by Trustee	5 Years

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (since 3/04); Canadian Royalties Inc. (6/09 to 3/10).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

38

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

	Position(s) with	Term of Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	President and Principal Executive Officer	through 2/12; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/12; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Vice President and Principal Financial Officer	through 2/12; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 6/07).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Treasurer and Principal Accounting Officer	through 2/12; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

39

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

	Position(s) with	Term of Office(1) and
	the Munder	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Assistant Treasurer	through 2/12; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 35	Assistant Treasurer	through 2/12; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Assistant Secretary	through 2/12; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Assistant Secretary	through 2/12; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/12; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

40

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNMCCG611

ANNUAL REPORT
June 30, 2011

Munder Veracity
Small-Cap Value Fund
(This Fund is a result of a merger of the Munder Small-Cap Value Fund and the Veracity Small Cap Value Fund)
Class Y, A, B, C, K & R Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munder.com/ edelivery

The Munder Funds® Letter to Shareholders (Unaudited)

DEAR SHAREHOLDER:

As reported in the shareholder letter accompanying the Munder Funds’ semi-annual reports, Munder Capital Management, the advisor to The Munder Funds, acquired Integrity Asset Management, an institutional investment management firm, on December 31, 2010. In January 2011 members of the Integrity Asset Management small cap value equity portfolio management team took over the management of the Munder Small-Cap Value Fund, and in May 2011 the Veracity Small Cap Value Fund merged with the Munder Small-Cap Value Fund and the merged Fund was renamed the Munder Veracity Small-Cap Value Fund.

On the following pages, you will find information relating to your Munder Veracity Small-Cap Value Fund investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com.

With regard to the market environment during the period, the broad stock market, measured by the Russell 3000® Index, which spans the capitalization ranges of the market, had strong performance for the year ended June 30, 2011. The Index returned 32.37% for the twelve-month time period. Strong performance during the first nine months of the time period more than offset flat to slightly negative returns for the April through June quarter.

According to the Russell family of indices, mid-cap stocks represented the “sweet spot” of the market, with the Russell Midcap® Index posting a 38.47% return. The Russell 2000® Index, a benchmark of small-cap stocks, was only slightly behind, with a return of 37.41%, while the large-cap Russell 1000® Index posted a 31.93% return. For the one-year time period, growth stocks outperformed value stocks. Growth stocks are those with higher than average anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market.

International stock markets, as measured by the MSCI ACWI (All Country World Index) Index ex-U.S., also had strong performance, with the Index posting a 30.27% return for the year ended June 30, 2011. The Index followed the same pattern as the U.S. market: strong performance for the first three quarters of the twelve-month time period and then flat to negative performance for the April through June quarter.

While the U.S. fixed income market had positive performance for the twelve months ended June 30, 2011, it lagged significantly behind the stock market. The Barclays Capital U.S. Aggregate Bond Index, a measure of the broad fixed income market, posted a 3.90% return for the year. The U.S. Treasury sector of the market had the weakest performance, while the commercial mortgage-backed (CMBS) sector had the strongest returns, followed by the corporate and mortgage-backed (MCS) sectors. Among investment grade securities, lower quality securities had the best performance. AAA rated securities posted a 3.05% return for the twelve-months ended June 30, 2011, while securities with a BBB rating had an 8.39% return.

In managing each of the Munder equity and fixed income funds, we pay careful attention to both risk and return, with the goal of earning competitive returns with acceptable levels of risk. We believe this is an important part of fund management, given the inherent volatility of the financial markets.

Thank you for your confidence in the Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

James V. Fitzgerald
President and Principal Executive Officer, The Munder Funds
President and Chief Operating Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statements of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
17	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Notes to Financial Statements — Unaudited

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus and summary prospectus. To obtain more information, please call 1-800-468-6337 or visit www.munder.com. Please read the prospectus and summary prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance (Unaudited)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund invests in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. Further, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets is invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. In addition, a substantial portion of the Fund’s assets is invested in real estate-related securities, which are subject to special risks related to property tax rates, property values and borrower defaults. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Performance and after-tax returns can be significantly impacted by the Fund’s investments in Initial Public Offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2011. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2011, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Daniel Bandi, Daniel DeMonica and Adam Friedman

After the close of business on May 13, 2011, the Munder Small-Cap Value Fund and the Veracity Small Cap Value Fund merged, and the combined Fund was renamed the Munder Veracity Small-Cap Value Fund. The Veracity Small Cap Value Fund was the accounting survivor of the combined Fund, consequently the Veracity Small Cap Value Fund’s historical performance and financial history have been adopted by the combined Fund.

The team managing the combined Fund has been together for over a decade and employs a value-oriented approach that focuses on securities that offer value with improving sentiment. The team finds these value-added securities by, among other things: rigorously analyzing the company’s financial characteristics and assessing the quality of the company’s management; considering price-to-book, price-to-sales and price-to-cash flow ratios; and analyzing cash flows to identify stocks with the most attractive potential returns.

The commentary on the performance of the Fund is for the four-month time period from the end of the Veracity Small Cap Value Fund’s last fiscal year (February 28, 2011) through June 30, 2011. The performance information for the period prior to May 14, 2011 is that of the Veracity Small Cap Value Fund.

After posting a positive return of 3.04% for the March through April 2011 time period, the performance of the Russell 2000® Value Index turned negative, with a May through June return of -4.21%. The result was a -1.30% return for the four months ended June 30, 2011. The negative turn in the Index reflected growing weakness in the broader stock market. While the monthly returns of the Fund followed the same general pattern of positive to negative returns, the Fund had good relative performance, posting a positive 0.33% return for the four month time period. Although outperforming its Russell 2000® Value benchmark and the -0.72% median return for the Lipper universe of small-cap value mutual funds for that time period, the Fund lagged the 1.23% median return for the Lipper universe of small-cap core mutual funds. (Lipper includes the Fund in its small-cap core universe.)

During the four months ended June 30, 2011, all but one of the sectors of the Fund had a positive impact on the Fund’s performance relative to its Russell 2000® Value benchmark. The exception was the consumer discretionary sector. Among the holdings in that sector, overweights in OfficeMax, Inc. (0.3% of the Fund) and Entercom Communications Corp. held back relative returns. Entercom Communications was eliminated from the Fund in June.

Turning to the other sectors of the Fund, stock selection was particularly strong in the materials, industrials, utilities, consumer staples and energy sectors. In the materials sector, a position in Carpenter Technology Corp. (1.1%), which was not represented in the Fund’s Russell 2000® Value benchmark, was the top contributor to the relative strength of the sector. Overweighted positions in Innophos Holdings, Inc. (0.8%) and RTI International Metals, Inc. (0.7%) and the lack of a position in Hecia Mining Co. also helped to boost the relative performance of the sector. Among the Fund’s industrials holdings, a position in BE Aerospace, Inc. (1.1%), which was not represented in the

Fund’s benchmark, along with overweights in Robbins & Myers, Inc. (1.2%) and Old Dominion Freight Line, Inc. (0.9%) contributed to relative strength.

Overweights in PNM Resources, Inc. (1.1%) and El Paso Electric Co. (1.0%) added to the strength of the Fund’s utilities sector, while an overweighted position in Ruddick Corp. (1.2%) boosted performance in the consumer staples sector. In the energy sector, Complete Production Services, Inc. (1.0%), Key Energy Services, Inc. (0.9%) and Newpark Resources, Inc. were overweighted in the Fund and had strong double-digit returns during the weak stock market environment that prevailed during the four months ended June 30, 2011. Newpark Resources was eliminated from the Fund in May.

In addition to the contributions to relative performance that came from strong stock selection across the sectors of the Fund, an overweight in the health care sector and an underweight in financials also had a positive impact on relative performance.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate; however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 2000® Value Index is a capitalization-weighted index that measures the performance of those Russell 2000® Index companies (approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of small-cap core funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. The Lipper universe of small-cap value funds represents a universe of existing mutual funds that have an investment objective that is similar to that of the Fund and is shown as supplemental information. You cannot invest directly in a Lipper universe.

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v

Hypothetical and Total Returns (Unaudited)

The following graph represents the performance of the Fund’s Class A Shares, the class of shares with the longest performance history, since inception. Due to differing sales charges and expenses, performance of classes not shown in the graph will be lower. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. The information contained in the graph and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Veracity Small-Cap Value Fund

CLASS A SHARE HYPOTHETICAL(1)
A Hypothetical Illustration of a $10,000 Investment

	GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION THROUGH 6/30/11(2)
			Russell	Lipper	Lipper
			2000®	Small-Cap	Small-Cap
Class and	With	Without	Value	Core Funds	Value Funds
Inception Date	Load	Load	Index*	Median**	Median**

CLASS Y 7/7/05	N/A	$14,701	$12,800	$13,160	$13,085
CLASS A 3/30/04	N/A	16,960	14,963	14,777	14,951
CLASS B 5/14/11	$9,418	9,914	9,910	9,619	9,578
CLASS C 5/14/11	9,814	9,914	9,910	9,619	9,578
CLASS K 5/14/11	N/A	9,928	9,910	9,619	9,578
CLASS R 5/14/11	N/A	9,923	9,910	9,619	9,578

(1)	On 5/13/11, the Fund acquired the assets and liabilities of the Veracity Small Cap Value Fund (“Veracity Fund”) (“Reorganization”). The Veracity Fund was the accounting survivor of the Reorganization, consequently the Veracity Fund’s performance and financial history have been adopted by the Fund. As a result, the performance information and financial history for the periods prior to 5/14/11 are that of the Veracity Fund. The performance for Class A Shares in the line graph for the periods prior to 5/14/11 is that of the Veracity Fund’s Class R Shares, which has not been restated to reflect any difference in expenses and does not reflect the impact of sales charges (loads). If any such difference or sales charges were reflected, the returns would be lower than those shown.

(2)	The Veracity Fund offered Class R and Class I Shares, which were similar to the Fund’s Class A and Class Y Shares, respectively. Therefore, the performance for Class A Shares for the periods prior to 5/14/11 is the performance of the Veracity Fund’s Class R Shares, which has not been restated to reflect any difference in expenses and does not reflect the impact of sales charges (loads). The performance for Class Y Shares for the periods prior to 5/14/11 is the performance of the Veracity Fund’s Class I Shares, which has not been restated to reflect any difference in expenses. For Class B, Class C, Class K and Class R Shares, there were no corresponding classes of Veracity Fund shares, therefore, these classes commenced operations on 5/14/11.

*	The Russell 2000® Value Index is a capitalization-weighted index that measures the performance of those Russell 2000® Index companies (approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. Index comparative returns commence on 7/1/05 for Class Y Shares of the Fund, on 4/1/04 for Class A Shares of the Fund and on 5/14/11 for Class B, C, K and R Shares of the Fund.

**	The Lipper Small-Cap Core Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Inc. under the same investment objective as the Fund. The Lipper Small-Cap Value Funds Median represents the median performance of a universe of existing mutual funds that have an investment objective that is similar to that of the Fund and is shown as supplemental information. Lipper comparative returns commence on 7/1/05 for Class Y Shares of the Fund, on 4/1/04 for Class A Shares of the Fund and on 5/1/11 for Class B, C, K and R Shares of the Fund. Lipper returns reflect performance for the date on which the data was captured. Lipper does not keep historical data, so performance obtained during different time periods may differ as a result of changes in the composition of the universe.

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/11(3)
			One			Five			Since
	One		Year	Five		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load

CLASS Y 7/7/05	N/A		35.21%	N/A		4.62%	N/A		6.65%

CLASS A 3/30/04	N/A	(4)	34.86%	N/A	(4)	4.37%	N/A	(4)	7.55%

CLASS B 5/14/11	N/A		N/A	N/A		N/A	(5.82)%	(5)	(0.86)%	(5)

CLASS C 5/14/11	N/A		N/A	N/A		N/A	(1.86)%	(5)	(0.86)%	(5)

CLASS K 5/14/11	N/A		N/A	N/A		N/A	N/A		(0.72)%	(5)

CLASS R 5/14/11	N/A		N/A	N/A		N/A	N/A		(0.77)%	(5)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C, K and R Shares were expected to be 1.56%, 1.81%, 2.56%, 2.56%, 1.81% and 2.06%, respectively. On 5/14/11, Munder Capital Management began limiting expenses to reduce the net expense ratios for Class Y, A, B, C, K and R Shares to 1.25%, 1.50%, 2.25%, 2.25%, 1.50% and 1.75%, respectively. Expenses for the fiscal year ended 6/30/11 are included in this Annual Report in the Financial Highlights. Munder Capital Management has limited certain expenses of the Fund since 5/14/11. The advisor to the Veracity Small Cap Value Fund also limited certain expenses for Class A and Y Shares of the Fund (formerly Class R and I Shares of the Veracity Fund) since inception. Total returns would have been lower if Munder Capital Management and the advisor to the Veracity Small Cap Value Fund had not limited expenses during those periods.

(3)	The performance for Class A Shares for the periods prior to 5/14/11 is the performance of the Veracity Fund’s Class R Shares, which has not been restated to reflect any difference in expenses and does not reflect the impact of sales charges (loads). The performance for Class Y Shares for the periods prior to 5/14/11 is the performance of the Veracity Fund’s Class I Shares, which has not been restated to reflect any difference in expenses. For Class B, Class C, Class K and Class R Shares, there were no corresponding classes of Veracity Fund shares, therefore, these classes commenced operations on 5/14/11.

(4)	Class A Shares of the Fund were not subject to any sales charges until 5/14/11.

(5)	Not annualized.

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Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period indicated and held for the entire period through June 30, 2011.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

		Ending
	Beginning	Account		Annualized
	Account	Value	Expenses Paid	Expense
	Value(1)	6/30/11(2)	During Period(2)	Ratios

Actual
Class Y	$1,000.00	$1,003.30	$4.18	1.25%
Class A	$1,000.00	$1,002.90	$5.02	1.50%
Class B	$1,000.00	$991.40	$2.95	2.25%
Class C	$1,000.00	$991.40	$2.95	2.25%
Class K	$1,000.00	$992.80	$1.97	1.50%
Class R	$1,000.00	$992.30	$2.29	1.75%

Hypothetical
Class Y	$1,000.00	$1,018.60	$6.26	1.25%
Class A	$1,000.00	$1,017.36	$7.50	1.50%
Class B	$1,000.00	$1,013.64	$11.23	2.25%
Class C	$1,000.00	$1,013.64	$11.23	2.25%
Class K	$1,000.00	$1,017.36	$7.50	1.50%
Class R	$1,000.00	$1,016.12	$8.75	1.75%

(1)	Actual Beginning Account Value for Class A and Class Y Shares is as of March 1, 2011, the first day of the Fund’s fiscal year. Actual Beginning Account Value for Class B, Class C, Class K and Class R Shares is as of May 14, 2011, the date those classes commenced operations. Hypothetical Beginning Account Value is as of January 1, 2011 in order to facilitate comparison with other mutual funds.

(2)	Actual Ending Account Value and Actual Expenses Paid are based on the period from the beginning of expense accruals through June 30, 2011, therefore, expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 122/365 for Class A and Class Y Shares or 48/365 for Class B, Class C, Class K and Class R Shares (in each case to reflect the portion of the period that the applicable class incurred expenses). Hypothetical Ending Account Value and Hypothetical Expenses Paid are calculated as if the class had been in existence during the entire six-month period from January 1, 2011 through June 30, 2011.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

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Munder Veracity Small-Cap Value Fund

Portfolio of Investments, June 30, 2011

Shares		Value(a)

COMMON STOCKS — 98.4%
Consumer Discretionary — 9.7%
Auto Components — 1.5%
87,603	Cooper Tire & Rubber Co	$1,733,663
71,735	Tenneco Inc †	3,161,362

		4,895,025

Hotels, Restaurants & Leisure — 2.6%
84,786	CEC Entertainment Inc	3,400,767
61,993	Gaylord Entertainment Co †	1,859,790
162,177	Isle of Capri Casinos Inc †	1,435,266
169,310	Ruby Tuesday Inc †	1,825,162

		8,520,985

Household Durables — 1.4%
100,160	Meritage Homes Corp †	2,259,609
140,866	Ryland Group Inc	2,328,515

		4,588,124

Media — 0.5%
233,500	Belo Corp, Class A †	1,758,255

Specialty Retail — 3.0%
62,001	Childrens Place Retail Stores Inc/The †	2,758,425
61,974	Genesco Inc †	3,228,845
147,605	OfficeMax Inc †	1,158,699
178,631	Stage Stores Inc	3,001,001

		10,146,970

Textiles, Apparel & Luxury Goods — 0.7%
215,453	Jones Group Inc/The	2,337,665

Total Consumer Discretionary		32,247,024

Consumer Staples — 3.4%
Food & Staples Retailing — 2.0%
56,773	Casey’s General Stores Inc	2,498,012
93,223	Ruddick Corp	4,058,930

		6,556,942

See Notes to Financial Statements.

1

Munder Veracity Small-Cap Value Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Food Products — 1.4%
63,107	Hain Celestial Group Inc/The †	$2,105,249
49,701	TreeHouse Foods Inc †	2,714,172

		4,819,421

Total Consumer Staples		11,376,363

Energy — 5.8%
Energy Equipment & Services — 3.2%
99,950	Complete Production Services Inc †	3,334,332
166,865	Key Energy Services Inc †	3,003,570
30,517	Lufkin Industries Inc	2,625,988
102,827	Pioneer Drilling Co †	1,567,084

		10,530,974

Oil, Gas & Consumable Fuels — 2.6%
49,638	Berry Petroleum Co, Class A	2,637,267
59,780	Gulfport Energy Corp †	1,774,868
494,051	Kodiak Oil & Gas Corp †	2,850,674
53,135	Petroleum Development Corp †	1,589,268

		8,852,077

Total Energy		19,383,051

Financials — 29.1%
Capital Markets — 0.9%
80,762	Waddell & Reed Financial Inc, Class A	2,935,699

Commercial Banks — 11.8%
223,970	BancorpSouth Inc	2,779,468
122,057	Cardinal Financial Corp	1,336,524
182,500	Central Pacific Financial Corp †	2,555,000
201,053	First Financial Bancorp	3,355,575
238,495	Fulton Financial Corp	2,554,281
100,023	Hancock Holding Co	3,098,712
95,870	MB Financial Inc	1,844,539
428,359	National Penn Bancshares Inc	3,396,887
118,730	Pacific Continental Corp	1,086,379
116,096	PacWest Bancorp	2,388,095
175,968	Seacoast Banking Corp of Florida †	263,952
385,136	Susquehanna Bancshares Inc	3,081,088
727,299	Synovus Financial Corp	1,512,782

See Notes to Financial Statements.

2

Shares		Value(a)

Financials (Continued)
Commercial Banks (Continued)
122,110	Trustmark Corp	$2,858,595
398,250	Western Alliance Bancorp †	2,827,575
127,689	Wintrust Financial Corp	4,109,032

		39,048,484

Consumer Finance — 0.8%
42,037	World Acceptance Corp †	2,756,366

Insurance — 3.1%
101,880	Amtrust Financial Services Inc	2,320,826
60,736	FPIC Insurance Group Inc †	2,531,477
67,818	Hanover Insurance Group Inc/The	2,557,417
44,664	RLI Corp	2,765,595

		10,175,315

Real Estate Investment Trusts (REITs) — 12.5%
174,839	Associated Estates Realty Corp	2,841,134
82,787	BioMed Realty Trust Inc	1,592,822
87,940	Colonial Properties Trust	1,793,976
203,858	Developers Diversified Realty Corp	2,874,398
366,146	DiamondRock Hospitality Co	3,928,747
280,960	Education Realty Trust Inc	2,407,827
79,193	Highwoods Properties Inc	2,623,664
322,016	Inland Real Estate Corp	2,843,401
300,923	Lexington Realty Trust	2,747,427
78,400	LTC Properties Inc	2,181,088
94,033	National Retail Properties Inc	2,304,749
427,785	NorthStar Realty Finance Corp	1,723,973
100,166	Post Properties Inc	4,082,766
283,689	Sunstone Hotel Investors Inc †	2,629,797
288,500	U-Store-It Trust	3,035,020
60,439	Washington Real Estate Investment Trust	1,965,476

		41,576,265

Total Financials		96,492,129

See Notes to Financial Statements.

3

Munder Veracity Small-Cap Value Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Health Care — 9.0%
Health Care Equipment & Supplies — 1.5%
10,608	Cooper Cos Inc/The	$840,578
43,800	ICU Medical Inc †	1,914,060
65,574	Invacare Corp	2,176,401

		4,931,039

Health Care Providers & Services — 6.0%
25,548	AMERIGROUP Corp †	1,800,368
404,009	Health Management Associates Inc, Class A †	4,355,217
32,500	Healthsouth Corp †	853,125
106,182	Kindred Healthcare Inc †	2,279,728
82,714	LifePoint Hospitals Inc †	3,232,463
84,875	Magellan Health Services Inc †	4,646,057
54,613	WellCare Health Plans Inc †	2,807,654

		19,974,612

Pharmaceuticals — 1.5%
70,037	Impax Laboratories Inc †	1,526,106
90,776	Medicis Pharmaceutical Corp, Class A	3,464,920

		4,991,026

Total Health Care		29,896,677

Industrials — 16.8%
Aerospace & Defense — 4.2%
135,625	AAR Corp	3,674,081
89,318	BE Aerospace Inc †	3,645,068
34,984	Ceradyne Inc †	1,364,026
100,295	Curtiss-Wright Corp	3,246,549
95,347	Hexcel Corp †	2,087,146

		14,016,870

Building Products — 0.5%
40,143	AO Smith Corp	1,698,049

Commercial Services & Supplies — 1.9%
51,974	Consolidated Graphics Inc †	2,855,971
74,650	Tetra Tech Inc †	1,679,625
133,592	TMS International Corp, Class A †	1,743,376

		6,278,972

See Notes to Financial Statements.

4

Shares		Value(a)

Industrials (Continued)
Construction & Engineering — 1.7%
173,061	Dycom Industries Inc †	$2,827,817
91,149	EMCOR Group Inc †	2,671,577

		5,499,394

Industrial Conglomerates — 0.4%
37,830	Standex International Corp	1,160,246

Machinery — 5.7%
168,579	Actuant Corp, Class A	4,522,975
75,930	Crane Co	3,751,701
136,577	Greenbrier Cos Inc †	2,698,761
360,543	Mueller Water Products Inc, Class A	1,434,961
75,440	Robbins & Myers Inc	3,987,004
276,367	Wabash National Corp †	2,589,559

		18,984,961

Road & Rail — 2.4%
40,798	Genesee & Wyoming Inc, Class A †	2,392,395
81,795	Old Dominion Freight Line Inc †	3,050,953
102,363	Werner Enterprises Inc	2,564,193

		8,007,541

Total Industrials		55,646,033

Information Technology — 11.8%
Communications Equipment — 0.3%
263,143	Aviat Networks Inc †	1,036,783

Computers & Peripherals — 0.6%
101,984	Avid Technology Inc †	1,921,379

Electronic Equipment & Instruments — 2.6%
157,843	Benchmark Electronics Inc †	2,604,410
91,787	Plexus Corp †	3,195,105
188,636	TTM Technologies Inc †	3,021,949

		8,821,464

Information Technology Services — 0.9%
190,844	Sapient Corp †	2,868,385

Semiconductors & Semiconductor Equipment — 4.2%
121,936	Diodes Inc †	3,182,530
243,007	Fairchild Semiconductor International Inc †	4,060,647
400,791	Integrated Device Technology Inc †	3,150,217

See Notes to Financial Statements.

5

Munder Veracity Small-Cap Value Fund

Portfolio of Investments, June 30, 2011 (continued)

Shares		Value(a)

COMMON STOCKS (Continued)
Information Technology (Continued)
Semiconductors & Semiconductor Equipment (Continued)
34,300	International Rectifier Corp †	$959,371
308,172	Photronics Inc †	2,610,217

		13,962,982

Software — 3.2%
83,219	JDA Software Group Inc †	2,570,635
143,663	Lawson Software Inc †	1,611,899
250,553	Mentor Graphics Corp †	3,209,584
139,594	Parametric Technology Corp †	3,200,890

		10,593,008

Total Information Technology		39,204,001

Materials — 6.3%
Chemicals — 2.1%
56,000	Innophos Holdings Inc	2,732,800
122,217	PolyOne Corp	1,890,697
51,026	Quaker Chemical Corp	2,194,628

		6,818,125

Metals & Mining — 4.2%
52,158	AMCOL International Corp	1,990,349
65,455	Carpenter Technology Corp	3,775,445
107,865	Noranda Aluminum Holding Corp †	1,633,076
61,583	RTI International Metals Inc †	2,362,940
40,425	Schnitzer Steel Industries Inc, Class A	2,328,480
85,853	Worthington Industries Inc	1,983,204

		14,073,494

Total Materials		20,891,619

Telecommunication Services — 0.6%
Diversified Telecommunication Services — 0.6%
408,962	PAETEC Holding Corp †	1,958,928

Utilities — 5.9%
Electric Utilities — 4.4%
90,182	Cleco Corp	3,142,843
100,842	El Paso Electric Co	3,257,196
75,306	IDACORP Inc	2,974,587

See Notes to Financial Statements.

6

Shares		Value(a)

Utilities (Continued)
Electric Utilities (Continued)
220,103	PNM Resources Inc	$3,684,524
52,616	UIL Holdings Corp	1,702,128

		14,761,278

Gas Utilities — 0.9%
64,332	New Jersey Resources Corp	2,869,851

Multi-Utilities — 0.6%
74,892	Vectren Corp	2,086,491

Total Utilities		19,717,620

TOTAL COMMON STOCKS
(Cost $272,587,264)		326,813,445

INVESTMENT COMPANY — 2.1%
(Cost $6,995,868)
6,995,868	State Street Institutional Liquid Reserves Fund	6,995,868

TOTAL INVESTMENTS
(Cost $279,583,132)	100.5%	333,809,313
OTHER ASSETS AND LIABILITIES (Net)	(0.5)	(1,656,484)

NET ASSETS	100.0%	$332,152,829

†	Non-income producing security.

(a)	As of June 30, 2011, the values of securities of the Fund were determined based on Level 1 inputs established by ASC Topic 820 (see Notes to Financial Statements, Note 2).

See Notes to Financial Statements.

7

Munder Veracity Small-Cap Value Fund

Statement of Assets and Liabilities, June 30, 2011

ASSETS:
Investments, at value (see accompanying schedule)	$333,809,313
Dividends and interest receivable	256,489
Receivable from Advisor	24,646
Receivable from investment securities sold	3,446,258
Receivable for Fund shares sold	329,106
Prepaid expenses and other assets	52,527

Total Assets	337,918,339

LIABILITIES:
Payable for investment securities purchased	3,328,960
Payable for Fund shares redeemed	1,775,843
Investment advisory fees payable	238,594
Trustees’ fees and expenses payable	136,224
Transfer agency/record keeping fees payable	116,195
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	52,769
Administration fees payable	35,328
Custody fees payable	7,179
Shareholder servicing fees payable — Class K Shares	1,027
Accrued expenses and other payables	73,391

Total Liabilities	5,765,510

NET ASSETS	$332,152,829

Investments, at cost	$279,583,132

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(100,328)
Accumulated net realized loss on investments sold	(120,707,908)
Net unrealized appreciation of investments	54,226,181
Paid-in capital	398,734,884

$332,152,829

NET ASSETS:
Class Y Shares	$163,354,269

Class A Shares	$133,177,240

Class B Shares	$8,583,960

Class C Shares	$23,237,117

Class K Shares	$3,202,882

Class R Shares	$597,361

SHARES OUTSTANDING:
Class Y Shares	7,748,469

Class A Shares	6,391,490

Class B Shares	438,149

Class C Shares	1,190,794

Class K Shares	153,953

Class R Shares	28,899

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$21.08

CLASS A SHARES:
Net asset value and redemption price per share	$20.84

Maximum sales charge	5.50%
Maximum offering price per share	$22.05

CLASS B SHARES:
Net asset value and offering price per share*	$19.59

CLASS C SHARES:
Net asset value and offering price per share*	$19.51

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$20.80

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$20.67

*	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Veracity Small-Cap Value Fund

Statements of Operations(1)

	Period Ended	Year Ended
	June 30, 2011(2)	February 28, 2011

INVESTMENT INCOME:
Interest	$704	$20
Dividends	827,509	1,754,316

Total Investment Income	828,213	1,754,336

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	85,554	201,800
Class B Shares	11,416	—
Class C Shares	30,534	—
Class R Shares	395	—
Shareholder servicing fees:
Class K Shares	1,518	—
Investment advisory fees	835,203	1,754,719
Mutual Fund Services	68,804	263,548
Transfer agency/record keeping fees	67,821	—
Administration fees	66,116	24,769
Trustees’ fees and expenses	16,297	21,310
Custody fees	25,679	31,343
Registration and filing fees	39,836	22,950
Legal and audit fees	26,133	22,056
Other	35,526	49,305

Total Expenses	1,310,832	2,391,800
Expenses reimbursed by Advisor	(81,891)	(1,282)

Net Expenses	1,228,941	2,390,518

NET INVESTMENT LOSS	$(400,728)	$(636,182)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from security transactions	3,106,258	16,100,041
Net change in unrealized appreciation/(depreciation) of securities	(2,792,691)	34,798,057

Net realized and unrealized gain on investments	313,567	50,898,098

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(87,161)	$50,261,916

(1)	Data shown for periods prior to May 14, 2011 is that of the Veracity Small Cap Value Fund, the accounting survivor of the Reorganization. See Notes to Financial Statements, Note 1.

(2)	Data shown is for the period March 1, 2011 to June 30, 2011.

See Notes to Financial Statements.

10

Munder Veracity Small-Cap Value Fund

Statements of Changes in Net Assets(1)

	Period Ended	Year Ended	Year Ended
	June 30, 2011(2)	February 28, 2011	February 28, 2010

Net investment income/(loss)	$(400,728)	$(636,182)	195,167
Net realized gain/(loss) from security transactions	3,106,258	16,100,041	(2,481,403)
Net change in net unrealized appreciation/(depreciation) of securities	(2,792,691)	34,798,057	62,585,798

Net increase in net assets resulting from operations	(87,161)	50,261,916	60,299,562
Dividends to shareholders from net investment income:
Class Y Shares	—	(20,599)	(137,412)
Class A Shares	—	(13,156)	(24,103)
Class B Shares	—	—	—
Class C Shares	—	—	—
Class K Shares	—	—	—
Class R Shares	—	—	—
Net increase/(decrease) in net assets from Fund share transactions:
Class Y Shares	24,124,735	45,119,953	13,001,977
Class A Shares	50,718,061	(24,809,782)	1,624,924
Class B Shares	8,668,778	—	—
Class C Shares	23,450,680	—	—
Class K Shares	3,277,938	—	—
Class R Shares	604,091	—	—
Short-term trading fees	799	1,572	2,156

Net increase in net assets	110,757,921	70,539,904	74,767,104
NET ASSETS:
Beginning of period	221,394,908	150,855,004	76,087,900

End of period	$332,152,829	$221,394,908	$150,855,004

Undistributed net investment income/(Accumulated net investment loss)	$(100,328)	$—	$33,652

(1)	Data shown for periods prior to May 14, 2011 is that of the Veracity Small Cap Value Fund, the accounting survivor of the Reorganization. See Notes to Financial Statements, Note 1.

(2)	Data shown is for the period March 1, 2011 to June 30, 2011.

See Notes to Financial Statements.

11

Munder Veracity Small-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity(1)

	Period Ended	Year Ended	Year Ended
	June 30, 2011(2)	February 28, 2011	February 28, 2010

Amount
Class Y Shares:
Sold	$13,587,144	$62,742,322	$20,121,062
Issued as reinvestment of dividends	—	18,677	110,398
Proceeds received in merger	25,996,836	—	—
Redeemed	(15,459,245)	(17,641,046)	(7,229,483)

Net increase	$24,124,735	$45,119,953	$13,001,977

Class A Shares:
Sold*	$5,658,226	$22,147,879	$17,963,487
Issued as reinvestment of dividends	—	13,150	24,101
Proceeds received in merger	62,243,895	—	—
Redeemed	(17,184,060)	(46,970,811)	(16,362,664)

Net increase/(decrease)	$50,718,061	$(24,809,782)	$1,624,924

Class B Shares:
Sold	$—	$—	$—
Proceeds received in merger	9,198,777	—	—
Redeemed*	(529,999)	—	—

Net increase	$8,668,778	$—	$—

Class C Shares:
Sold	$37,223	$—	$—
Proceeds received in merger	24,178,424	—	—
Redeemed	(764,967)	—	—

Net increase	$23,450,680	$—	$—

Class K Shares:
Sold	$16,846	$—	$—
Proceeds received in merger	4,997,784	—	—
Redeemed	(1,736,692)	—	—

Net increase	$3,277,938	$—	$—

Class R Shares:
Sold	$11,540	$—	$—
Proceeds received in merger	867,055	—	—
Redeemed	(274,504)	—	—

Net increase	$604,091	$—	$—

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(1)	Data shown for periods prior to May 14, 2011 is that of the Veracity Small Cap Value Fund, the accounting survivor of the Reorganization. See Notes to Financial Statements, Note 1.

(2)	Data shown is for the period March 1, 2011 to June 30, 2011.

See Notes to Financial Statements.

12

	Period Ended	Year Ended	Year Ended
	June 30, 2011(2),(3)	February 28, 2011(2)	February 28, 2010(2)

Shares
Class Y Shares:
Sold	647,803	3,644,528	1,415,979
Issued as reinvestment of dividends	—	1,039	7,120
Proceeds received in merger	1,224,262	—	—
Redeemed	(732,281)	(993,638)	(534,636)

Net increase	1,139,784	2,651,929	888,463

Class A Shares:
Sold*	272,448	1,227,679	1,377,666
Issued as reinvestment of dividends	—	739	1,567
Proceeds received in merger	2,965,170	—	—
Redeemed	(819,132)	(2,830,680)	(1,243,079)

Net increase/(decrease)	2,418,486	(1,602,262)	136,154

Class B Shares:
Sold	—	—	—
Proceeds received in merger	465,630	—	—
Redeemed*	(27,481)	—	—

Net increase	438,149	—	—

Class C Shares:
Sold	1,936	—	—
Proceeds received in merger	1,228,738	—	—
Redeemed	(39,880)	—	—

Net increase	1,190,794	—	—

Class K Shares:
Sold	823	—	—
Proceeds received in merger	238,446	—	—
Redeemed	(85,316)	—	—

Net increase	153,953	—	—

Class R Shares:
Sold	575	—	—
Proceeds received in merger	41,626	—	—
Redeemed	(13,302)	—	—

Net increase	28,899	—	—

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(1)	Data shown for periods prior to May 14, 2011 is that of the Veracity Small Cap Value Fund, the accounting survivor of the Reorganization. See Notes to Financial Statements, Note 1.

(2)	Capital stock activity for the period prior to May 14, 2011 has been adjusted to reflect the Merger Exchange Ratio. See Notes to Financial Statements, Note 1.

(3)	Data shown is for the period March 1, 2011 to June 30, 2011.

See Notes to Financial Statements.

13

Munder Veracity Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Y Shares
	Period		Year		Year	Year	Year		Year
	Ended		Ended		Ended	Ended	Ended		Ended
	6/30/11(c),(h)		2/28/11(b)		2/28/10(b)	2/28/09(b)	2/28/08(b)		2/28/07(b)

Net asset value, beginning of period	$21.01		$15.90		$8.99	$15.36	$19.67		$19.07

Income/(loss) from investment operations:
Net investment income/(loss)	(0.02)		(0.04)		0.04	0.13	0.05		0.06
Net realized and unrealized gain on investments	0.09		5.15		6.91	(6.36)	(2.95)		1.62

Total from investment operations	0.07		5.11		6.95	(6.23)	(2.90)		1.68

Less distributions:
Dividends from net investment income	—		(0.00	)(d)	(0.04)	(0.13)	(0.05)		(0.05)
Distributions from net realized gains	—		—		—	—	(1.33)		(1.03)
Return of capital	—		—		—	(0.01)	(0.03)		—

Total distributions	—		(0.00)		(0.04)	(0.14)	(1.41)		(1.08)

Short-term trading fees	0.00	(d)	0.00	(d)	0.00 (d)	—	0.00	(d)	—

Net asset value, end of period	$21.08		$21.01		$15.90	$8.99	$15.36		$19.67

Total return(e)	0.33%		32.13%		77.33%	(40.79)%	(15.57)%		8.72%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$163,354		$138,835		$62,927	$27,578	$50,456		$74,583
Ratio of operating expenses to average net assets	1.25	%(g)	1.25%		1.25%	1.24%	1.25%		1.25%
Ratio of net investment income/(loss) to average net assets	(0.30	)%(g)	(0.25)%		0.31%	0.95%	0.31	%(f)	0.33%
Portfolio turnover rate	14%		52%		69%	86%	92%		106%
Ratio of operating expenses to average net assets without expense reimbursements or recoupments	1.32	%(g)	1.25%		1.29%	1.30%	1.24%		1.31%

(a)	Class Y Shares and Class A Shares commenced operations on July 7, 2005 and March 30, 2004, respectively.

(b)	The financial highlights prior to March 1, 2011 are those of the Veracity Small Cap Value Fund, which was the accounting survivor in the reorganization of the Veracity Small Cap Value Fund with and into the Munder Small-Cap Value Fund. The net asset values and other per share information of the Veracity Small Cap Value Fund have been restated by the Merger Conversion Ratio applied in the reorganization to reflect the net asset value of the Munder Small-Cap Value Fund, which was the legal survivor of the reorganization. The combined fund was renamed the Munder Veracity Small-Cap Value Fund. See Notes to Financial Statements, Note 1.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.005 per share.

(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(f)	Absent the recoupment of previous fee reductions and expense reimbursements by Integrity Asset Management, LLC, the ratio of net investment income to average net assets would have been 0.32% for Class Y Shares and 0.07% for Class A Shares, for the year ended February 29, 2008.

(g)	Annualized.

(h)	Data shown is for the period March 1, 2011 to June 30, 2011.

See Notes to Financial Statements.

14

A Shares
Period		Year		Year	Year		Year		Year
Ended		Ended		Ended	Ended		Ended		Ended
6/30/11(c),(h)		2/28/11(b)		2/28/10(b)	2/28/09(b)		2/28/08(b)		2/28/07(b)

$20.78		$15.77		$8.92	$15.22		$19.49		$18.93

(0.04)		(0.10)		0.01	0.09		0.02		0.02

0.10		5.11		6.85	(6.30)		(2.94)		1.58

0.06		5.01		6.86	(6.21)		(2.92)		1.60

—		(0.00	)(d)	(0.01)	(0.09)		(0.02)		(0.02)
—		—		—	—		(1.32)		(1.02)
—		—		—	(0.00	)(d)	(0.01)		—

—		(0.00	)(d)	(0.01)	(0.09)		(1.35)		(1.04)

0.00	(d)	0.00	(d)	0.00 (d)	0.00	(d)	0.00	(d)	0.00 (d)

$20.84		$20.78		$15.77	$8.92		$15.22		$19.49

0.29%		31.82%		76.80%	(40.91)%		(15.81)%		8.46%

$133,177		$82,560		$87,928	$48,510		$91,731		$116,883

1.50	%(g)	1.50%		1.50%	1.50%		1.50%		1.50%

(0.52	)%(g)	(0.50)%		0.06%	0.70%		0.06	%(f)	0.08%
14%		52%		69%	86%		92%		106%

1.54	%(g)	1.50%		1.54%	1.56%		1.49%		1.56%

See Notes to Financial Statements.

15

Munder Veracity Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	B Shares		C Shares		K Shares		R Shares
	Period		Period		Period		Period
	Ended		Ended		Ended		Ended
	6/30/2011(b)		6/30/2011(b)		6/30/2011(b)		6/30/2011(b)

Net asset value, beginning of period	$19.76		$19.68		$20.96		$20.83

Income/(loss) from investment operations:
Net investment loss	(0.04)		(0.04)		(0.02)		(0.03)
Net realized and unrealized gain on investments	(0.13)		(0.13)		(0.14)		(0.13)

Total from investment operations	(0.17)		(0.17)		(0.16)		(0.16)

Less distributions:
Distributions from income	—		—		—		—

Total distributions	—		—		—		—

Net asset value, end of period	$19.59		$19.51		$20.80		$20.67

Total return(c)	(0.86)%		(0.86)%		(0.72)%		(0.77)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$8,584		$23,237		$3,203		$597
Ratio of operating expenses to average net assets	2.25	%(d)	2.25	%(d)	1.50	%(d)	1.75	%(d)
Ratio of net investment loss to average net assets	(1.53	)%(d)	(1.52	)%(d)	(0.80	)%(d)	(1.02	%)(d)
Portfolio turnover rate	14%		14%		14%		14%
Ratio of operating expenses to average net assets without expense reimbursements	2.32	%(d)	2.32	%(d)	1.57	%(d)	1.82	%(d)

(a)	Class B Shares, Class C Shares, Class K Shares and Class R Shares commenced operations on May 14, 2011.

(b)	Data shown is for the period May 14, 2011 to June 30, 2011. Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	Annualized.

See Notes to Financial Statements.

16

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2011

1.	Organization

As of June 30, 2011, the Munder Funds consisted of 12 portfolios, each of which is a series of Munder Series Trust (“MST”). Information presented in these financial statements pertains only to the Munder Veracity Small-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s investment objective is to seek to achieve long-term capital growth. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders other than pursuant to an exchange or a distribution reinvestment. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

On May 13, 2011, the Munder Small-Cap Value Fund (“Munder Fund”) acquired all of the assets and assumed all of the liabilities of the Veracity Small Cap Value Fund (“Veracity Fund”), a series of Veracity Funds, in a tax-free exchange of shares and the subsequent liquidation of the Veracity Fund (“Reorganization”). The merged fund was renamed the Munder Veracity Small-Cap Value Fund. The Agreement and Plan of Reorganization was approved by the Board of Trustees of Veracity Funds on December 28, 2010. The Reorganization was proposed in connection with the acquisition of all the assets and operations of Integrity Asset Management (“Integrity”), the investment adviser to the Veracity Fund, by Munder Capital Management, the investment adviser to the Munder Fund. The primary reasons for the reorganization were to seek to enable shareholders of the Veracity Fund to benefit from, among

17

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2011 (continued)

other things: (1) the continued management of the portfolio by the portfolio managers of the Veracity Fund; (2) the overall investment expertise and significant resources of Munder Capital Management; (3) the significantly larger asset base of the combined Fund which, subject to the capacity constraints of Integrity’s small cap strategy, was expected to offer a greater potential for economies of scale and possible reductions in the per share expenses paid by shareholders of the Veracity Fund; and (4) the ability to exchange their shares of the Munder Fund for shares of other Munder Funds that offered a wide variety of investment goals and strategies.

The Veracity Fund was the accounting survivor of the Reorganization, consequently the Veracity Fund’s performance and financial history have been adopted by the Fund. As a result, the performance information and financial history in this Annual Report for the periods prior to May 14, 2011 are that of the Veracity Fund. The Veracity Fund offered Class R and Class I shares, which were similar to and exchanged for the Fund’s Class A and Class Y Shares, respectively. The financial information for Class A Shares of the Fund for periods prior to May 14, 2011 is the financial information of the Veracity Fund’s Class R shares. The financial information for Class Y Shares of the Fund for periods prior to May 14, 2011 is the financial information of the Veracity Fund’s Class I shares. Because there were no corresponding classes of the Veracity Fund, Class B, C, K and R Shares of the Fund commenced operations on May 14, 2011.

Number of shares outstanding of the Veracity Fund prior to merger:
Class R of Veracity Fund	2,717,831
Class I of the Veracity Fund	4,679,043

Merger Exchange Ratio, Merger Conversion Ratio and number of Shares of the Munder Fund issued for shares of the Veracity Fund:

	Merger	Merger
	Exchange Ratio	Conversion Ratio	Shares

Class A	1.3743	0.7276	3,735,005
Class Y	1.3653	0.7324	6,388,293

Unrealized appreciation of the Veracity Fund immediately prior to acquisition of all assets and assumption of all liabilities of the Veracity Fund			$47,000,547
Unrealized appreciation of the Munder Fund immediately prior to acquisition of all assets and assumption of all liabilities of the Veracity Fund			$9,335,508

18

Munder Veracity Small-Cap Value Fund
 Notes to Financial Statements, June 30, 2011 (continued)

There were no undistributed income or gain amounts unpaid prior to the merger of the Veracity Fund.

	Prior to Merger	After Merger

Net assets of the Veracity Fund
Class R of Veracity Fund	$78,397,964	$—
Class I of the Veracity Fund	135,623,846	—
Net assets of the Munder Fund
Class A	$62,243,895	$140,641,859
Class B	9,198,778	9,198,778
Class C	24,178,424	24,178,424
Class K	4,997,784	4,997,784
Class R	867,055	867,055
Class Y	25,996,836	161,620,681

For financial reporting purposes, the net assets received and shares issued by the Munder Fund were recorded at fair market value. However, investments of the Veracity Fund were carried forward to the Fund at cost for purposes of aligning ongoing financial reporting of the Fund’s realized and unrealized gains and losses with amounts that may be distributable to shareholders on a tax basis.

The Statement of Operations reflects the operations of the Veracity Fund for the period before the Reorganization and the operations of the Fund for the period after the Reorganization. If the Reorganization had occurred on the first day of the Veracity Fund’s fiscal year, the pro forma results of operations for the year ended June 30, 2011 would have been net investment loss of $540,908 (net of merger synergies of $67,129), net realized and unrealized gain on investments of $1,982,593 and net increase in net assets resulting from operations of $1,441,685.

Since May 13, 2011, the Fund has been managed as a single, integrated portfolio. As a result, it is not practicable to separate the amounts of revenue and earnings attributable to the Veracity Fund that are included in the Statement of Operations between May 14, 2011 and June 30, 2011.

This Annual Report covers the period from March 1, 2011, the first date of the Veracity Fund’s fiscal year, through June 30, 2011, the final date of the Fund’s fiscal year. Information shown for the period from March 1, 2011 through May 13, 2011 (“Pre-Merger Period”) is that of the Veracity Fund. Information shown for the period from May 14, 2011 through June 30, 2011 (“Post-Merger Period”) is that of the combined Munder Veracity Small-Cap Value Fund.

19

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2011 (continued)

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current fair market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Fair Value Measurements: Accounting Standards Codification Topic 820 (“ASC Topic 820”) establishes and requires disclosure of a fair value hierarchy

20

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2011 (continued)

based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2011:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$333,809,313
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$333,809,313

Securities or other financial instruments that transfer between levels during the fiscal year are treated as though the transfer occurred at the beginning of the fiscal year.

The level of input used to value each security is identified in the Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

21

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2011 (continued)

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains/(losses) from security transactions.

Foreign Currency Spot Contracts: The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may use foreign currency spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Foreign currency spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

22

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements, June 30, 2011 (continued)

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the tax year ended June 30, 2011.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2008.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.90% on the first $300 million of its average daily net assets and 0.85% of the average daily net assets exceeding $300 million. Prior to May 14, 2011, Integrity was entitled to receive from the Veracity Fund a fee, computed daily at the annual rate of 1.00% of the value of its average daily net assets. During the period ended June 30, 2011, the Fund paid an annual effective rate of 0.9795% for advisory services.

Effective June 1, 2011, Integrity, a wholly owned subsidiary of the Advisor, serves as sub-advisor to the Fund. Pursuant to an investment sub-advisory agreement with the Advisor, Integrity is responsible for the day-to-day management of the Fund, including, without limitation, providing a program of continuous investment management to the Fund in accordance with the Fund’s investment objective, strategies, policies and limitations, investing and reinvesting the assets of the Fund, overseeing the placement of purchase and sale orders for the Fund and providing research services for the Fund. For its services with regard to the Fund, Integrity is entitled to receive from the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.60%.

Pursuant to an Expense Limitation Agreement with the Fund effective May 14, 2011, the Advisor has agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses,

23

Munder Veracity Small-Cap Value Fund
 Notes to Financial Statements, June 30, 2011 (continued)

brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.25%, 1.50%, 2.25%, 2.25%, 1.50% and 1.75% for Class Y, Class A, Class B, Class C, Class K and Class R Shares, respectively. During the Pre-Merger Period, the Veracity Fund’s advisor reduced its advisory fee and/or reimbursed expenses of the Veracity Fund to the extent necessary to maintain the Veracity Fund’s total annual expense ratio at no greater than 1.25% and 1.50% for Class Y Shares and Class A Shares, respectively. For the period ended June 30, 2011, the Advisor and the Veracity Fund’s advisor collectively reimbursed expenses pursuant to the applicable Expense Limitation Agreements on behalf of the Veracity Fund and the Fund totaling $81,891, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. For the Post-Merger Period, the total amount eligible for repayment to the Advisor was $30,565. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an asset-based fee plus a fixed annual financial reporting fee of $8,800. The asset-based portion of the fee, which is based on the average daily net assets of the Fund, is computed daily and payable monthly at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the Post-Merger Period, the Advisor earned $58,366 before payment of sub-administration fees and $39,442 after payment of sub-administration fees

24

Munder Veracity Small-Cap Value Fund
 Notes to Financial Statements, June 30, 2011 (continued)

for its administrative services to the Fund. During the Post-Merger Period, the Fund paid an annual effective rate of 0.1346% for administrative services.

During the Pre-Merger Period, certain trustees and officers of the Veracity Funds were affiliated with Integrity, or with Ultimus Fund Solutions, LLC (“Ultimus”), the Veracity Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (“UFD”), the Veracity Fund’s principal underwriter. Under the terms of a Mutual Fund Services agreement in effect during the Pre-Merger Period, Ultimus Fund Solutions, LLC (“Ultimus”) provided administrative, fund accounting and pricing, and transfer agent and shareholder services to the Veracity Fund. For these services, Ultimus received a monthly fee from the Veracity Fund at an annual rate of 0.15% of average daily net assets, subject to a minimum monthly fee of $6,500. In addition, the Veracity Fund paid out-of pocket expenses including, but not limited to, postage, supplies and costs of pricing the Veracity Fund’s portfolio holdings. Under the terms of a distribution agreement in effect during the Pre-Merger Period, UFD provided distribution services and served as principal underwriter to the Veracity Fund. For the Pre-Merger Period, UFD earned $1,000 for its distribution services to the Veracity Fund. Under the terms of a compliance consulting agreement, Drake Compliance, LLC (“Drake”) provided ongoing regulatory compliance consulting, monitoring and reporting services for the Veracity Funds during the Pre-Merger Period. In addition, a principal of Drake served as the Veracity Funds’ Chief Compliance Officer as required by Rule 38a-1 under the Investment Company Act of 1940, as amended. For these services, Drake received $2,000 per month from the Veracity Fund during the Pre-Merger Period, which is included in administration fees in the Statement of Operations. In addition, the Veracity Fund reimbursed certain out-of-pocket expenses incurred by Drake including, but not limited to, postage, supplies and travel expenses.

Each Trustee is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee of MST and Munder Series Trust II (“MST II”), plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more mutual funds, which include the Munder Funds, selected by the Trustee. Amounts deferred are not, however, actually invested in shares of any funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations

25

Munder Veracity Small-Cap Value Fund
 Notes to Financial Statements, June 30, 2011 (continued)

of the Munder Funds. During the period ended June 30, 2011, no officer, director or employee of the Advisor, Integrity, or any of their affiliates received any compensation from MST or MST II.

4.	Distribution and Service Plan

The Munder Funds have adopted a Distribution and Service Plan (the “Plan”) with respect to all classes of shares, except Class Y Shares. The Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares, provides for payments, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In each case, 0.25% of the Fund’s average daily net assets may be used to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) for providing shareholder services. The remaining amounts, if any, may be used to pay for certain shareholder services and the distribution of Fund shares to investors, including payment of compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

The Veracity Funds adopted a service plan and agreement for Class A shares, which was in effect during the Pre-Merger Period, pursuant to which the Veracity Fund paid Integrity a monthly fee for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Veracity Fund’s average daily net assets allocable to Class A shares. Integrity, in turn, was permitted to pay such fees to third parties for eligible services provided by those parties to Class A shareholders. For the Pre-Merger Period, the Veracity Fund paid Integrity $41,732 pursuant to the service plan and agreement for Class A shares.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $35,853,427 and $42,333,490, respectively, for the year ended June 30, 2011.

26

Munder Veracity Small-Cap Value Fund
 Notes to Financial Statements, June 30, 2011 (continued)

At June 30, 2011, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $60,469,432, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $7,297,870 and net appreciation for Federal income tax purposes was $53,171,562. At June 30, 2011, aggregate cost for Federal income tax purposes was $280,637,751.

6.	Revolving Line of Credit

Effective December 8, 2010, the Munder Funds renewed a 364-day revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. The Fund’s participation became effective on May 14, 2011, the date of the Reorganization. Borrowings under the line may not exceed the lesser of $50,000,000 or 25% of the Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 1.25% or (b) the overnight LIBOR rate plus 1.25%. Additionally, the line of credit includes a quarterly commitment fee equal to 0.15% per annum on the daily amount of the unused commitment, allocated among the participating Munder Funds on the basis of relative net assets. During the Post-Merger Period, the Fund did not utilize the revolving line of credit and paid total commitment fees of $352.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

As disclosed in Notes to Financial Statement, Note 1, the Veracity Fund was the accounting survivor of the Reorganization. However; the Munder Fund was the tax survivor of the Reorganization. As a result, the information contained in Notes to Financial Statement, Note 8 and Note 9, is that of the Munder Fund for the periods prior to May 14, 2011, and that of the combined Fund for the period from May 14, 2011 through June 30, 2011.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by

27

Munder Veracity Small-Cap Value Fund
 Notes to Financial Statements, June 30, 2011 (continued)

the Fund as a whole. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2011, permanent differences resulting primarily from foreign currency gains and losses, net operating losses, fair fund settlements and merger adjustments were reclassified at period end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Accumulated Net	Accumulated Net
Investment Loss	Realized Loss	Paid in Capital

$300,400	$(103,188,985)	$102,888,585

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2011 and June 30, 2010 was as follows:

		Long-Term
	Ordinary Income	Capital Gain	Total

June 30, 2011	$—	$—	$—
June 30, 2010	3,103,869	—	3,103,869

At June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Post	Capital
October	Loss	Unrealized
Loss	Carryover	Appreciation	Total

$(11,326)	$(119,653,285)	$53,171,562	$(66,493,049)

The differences between book and tax distributable earnings were primarily due to dividends payable, wash sales and deferred trustees’ fees.

As determined at June 30, 2011, the Fund had available for Federal income tax purposes $119,653,285 of unused capital losses of which $1,660,652 and $117,992,633 expire in 2017 and 2018, respectively. In addition, $771,714 of the losses expiring in 2017 and $16,044,974 of the losses expiring in 2018, may be further limited as these amounts were acquired in the reorganization with the Veracity Small Cap Value Fund that occurred on May 13, 2011.

The Fund utilized capital loss carryovers during the year ended June 30, 2011 in the amount of $45,604,986.

Certain capital and currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund elected to defer net post-October currency losses arising between November 1, 2010 and June 30, 2011 of $11,326.

28

Report of Independent Registered Public Accounting Firm
To the Shareholders of Munder Veracity Small-Cap Value Fund and Board of Trustees of Munder Series Trust:

We have audited the accompanying statement of assets and liabilities of Munder Veracity Small-Cap Value Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), including the portfolio of investments, as of June 30, 2011, and the related statements of operations and changes in net assets for the period from March 1, 2011 to June 30, 2011, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of operations for the year ended February 28, 2011, the statement of changes in net assets for the years ended February 28, 2011 and February 28, 2010, and the financial highlights for periods ended prior to March 1, 2011 were audited by another independent registered public accounting firm whose report, dated April 28, 2011, expressed an unqualified opinion on that statement of operations, and those statements of changes and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Veracity Small-Cap Value Fund of Munder Series Trust at June 30, 2011, the results of its operations and changes in its net assets for the period from March 1, 2011 to June 30, 2011, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 22, 2011

29

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2011

9.	Shareholder Meeting Results (Unaudited)

A Special Meeting of Shareholders (”Meeting”) of the Munder Fund was held on March 31, 2011. The Meeting was adjourned to April 25, 2011 in order to permit shareholders further time to respond to the solicitation of proxies. The Meeting was then further adjourned and reconvened for a final time on May 5, 2011. The purpose of the Meeting was to ask shareholders to consider the following proposal, which was more fully described in the Proxy Statement dated February 14, 2011.

1. A proposal seeking approval of an amendment to the Investment Advisory Agreement in place between MST, on behalf of the Munder Fund, and the Advisor to increase the investment advisory fee for the Munder Fund. Shareholders of the Munder Fund approved this proposal and the results of the vote are as set forth below.

No. of Shares
For	2,903,261
Against	454,655
Abstain	77,712
Broker Non-Votes	—

TOTAL	3,435,628

10.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

30

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

12.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Approval of Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). The Advisor has retained Integrity to serve as sub-advisor to the Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated March 1, 2011, as amended (“Sub-Advisory Agreement”). At an in-person meeting held on May 16-17, 2011, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2011 and to approve the Sub-Advisory Agreement with respect to the Fund effective June 1, 2011. In determining whether to approve the continuation of the Advisory Agreement and to approve the Sub-Advisory Agreement, the Board requested, and received from the Advisor and Integrity, information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in Board meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and approval of the Sub-Advisory Agreement and in other Board meetings held during the course of the fiscal year (including, in particular, the February 2011 Board meeting) the Board received materials relating to the services provided to the Munder Funds by the Advisor and to be provided to the Fund by Integrity and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and the approval of the Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the fiscal year, of the Advisor, Integrity, the services of each, and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period and whether the Sub-Advisory Agreement and the fees provided therein with respect to the Fund should be approved. The Board was advised by legal counsel to the

31

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Munder Funds, and the “Non-Interested Trustees” were separately advised by their independent legal counsel, with respect to the specific information requested for their consideration as well as their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact or issue that the Board took into consideration regarding the renewal of the Advisory Agreement or the approval of the Sub-Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information as part of its robust evaluation process. The determinations to approve the continuance of the Advisory Agreement and approve the Sub-Advisory Agreement were made on the basis of each Trustee’s business judgment after consideration of all the information requested and provided to the Board. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor and the services to be provided by the Sub-Advisor to the Fund under the Agreements: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of each of the Advisor and Integrity. In connection with these considerations, the Board was presented with detailed information concerning the organizational structures of each of the Advisor and Integrity, recent changes within each organization (including the acquisition of Integrity by the Advisor on December 31, 2010 and key personnel changes within each organization) and the impact of the then current market activity and economic conditions on the Advisor’s assets under management and the financial condition of the Advisor;

•	the qualifications of management of the Advisor and Integrity and of persons providing portfolio management services to the Fund. In connection with these considerations, the Board was presented with detailed information concerning key portfolio management positions at the Advisor and Integrity, personnel changes and changes in employee responsibilities within the Advisor in 2010 and 2011, the organizational structure and depth of each of the Advisor’s and Integrity’s portfolio

32

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

management teams, the assumption in January 2011 of portfolio management duties for the Fund by Integrity’s portfolio management team (in their capacity as employees of the Advisor), and the structure of the Advisor’s compensation of key investment personnel;

•	the services provided by the Advisor to the Fund during the previous year and the services anticipated to be provided to the Fund by the Advisor and Integrity in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees);

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Munder Small-Cap Value Fund, as further described below, and Integrity’s performance with respect to their investment advisory strategies and the performance of the Veracity Fund;

•	the Advisor’s marketing efforts with respect to the Munder Funds in recent years and on an ongoing basis;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement and approval of the Sub-Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Munder Small-Cap Value Fund against a variety of standards as of December 31, 2010, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Munder Small-Cap Value Fund’s Class Y Shares compared to the performance of the Munder Small-Cap Value Fund’s benchmark index and the median performance of the Munder Small-Cap Value Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Munder Small-Cap Value Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Munder Small-Cap Value Fund’s peer group on a numeric, percentile and quartile

33

Munder Veracity Small-Cap Value Fund
 Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Munder Small-Cap Value Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Munder Small-Cap Value Fund’s Class Y Shares for the one-, three- and five-year periods as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Munder Small-Cap Value Fund in terms of investment objectives and policies, among other factors; and (5) the Munder Small-Cap Value Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Munder Small-Cap Value Fund.

In this regard, the Board considered that as of December 31, 2010: (1) the Munder Small-Cap Value Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of its benchmark for the one- and ten-year and since inception periods but trailed the performance of its benchmark for the three- and five-year periods, and (2) the Munder Small-Cap Value Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Munder Small-Cap Value Fund’s Lipper peer group for the one- and ten-year periods but trailed the median performance of the Munder Small-Cap Value Fund’s Lipper peer group for the three- and five-year periods.

In addition, the Board considered the performance of the Munder Small-Cap Value Fund against various performance benchmarks for periods ended March 31, 2011. The Board considered that in January 2011 Integrity’s portfolio management team assumed portfolio management duties for the Fund (in their capacity as employees of the Advisor). The Board also considered that the Veracity Fund’s historical performance record was adopted by the Fund as a result of the Reorganization on May 13, 2011.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Munder Small-Cap Value Fund should not preclude approval of the continuance of the Advisory Agreement and should not preclude approval of the Sub-Advisory Agreement.

(c) The costs of the services to be provided and profits expected to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs of and profits realized by the Advisor in 2010, and projections by the Advisor as to the expected costs of and profits expected to be realized by the Advisor over the 12 months ending on December 31, 2011, with respect to all services provided by the Advisor to the Fund, based on certain assumptions disclosed to the Board. The Board also considered the proposed fees to be paid

34

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

to Integrity by the Advisor under the Sub-Advisory Agreement. Based on these facts, the Board concluded that the profits that are expected to be realized by the Advisor with respect to the Fund were not unreasonable in light of the costs relating to the services that the Advisor provides to the Fund and the proposed services that Integrity would provide to the Fund under the Sub-Advisory Agreement.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years, and on an ongoing basis, to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the total operating expenses of the Munder Funds. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and reductions in contractual advisory fees with respect to certain of the Munder Funds in recent years, including reductions in contractual advisory fees with respect to one of the Munder Funds in 2010 and 2011. With regard to the Fund, the Board considered the change in the investment advisory fee that (i) had been proposed to and approved by shareholders of the Munder Small-Cap Value Fund on May 5, 2011 and (ii) became effective as of the date of the Reorganization. The Board also considered that the assets of the Fund had increased as a result of the Reorganization. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its significant efforts in recent years to renegotiate contracts with other service providers for the Funds in order to (i) enhance and/or clarify the services to be provided to the Munder Funds and (ii) reduce the total operating expense ratios of the Munder Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the transfer agency fees effective beginning in June 2011. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of

35

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

the total operating expense ratio) in comparison to those of a small group of funds in the same Morningstar category as the Fund and with average assets comparable to the Fund, and in comparison to a larger group of funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, which compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers as of March 31, 2011. The Board also considered the change in the investment advisory fee that (i) had been proposed to and approved by shareholders of the Munder Small-Cap Value Fund on May 5, 2011 and (ii) became effective as of the date of the Reorganization. In addition, the Board considered information provided regarding the fees that each of the Advisor and Integrity charged to other investment advisory clients, including institutional separate accounts, with investment objectives and strategies substantially similar to the Fund, and noted the relative scope of the management of and the services provided to those types of accounts versus the Fund. The Board also considered information provided regarding the fees that Integrity charged to the Veracity Fund. Based on these facts, the Board concluded that the current advisory fee and total expense ratio of the Fund should not preclude approval of the continuance of the Advisory Agreement or approval of the Sub-Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor or Integrity from the relationships with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor, Integrity and their affiliates for providing services to the Fund, the Advisor and Integrity may benefit from their relationships with the Fund in the sense that consultants and potential institutional separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor might obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement or approval of the Sub-Advisory Agreement.

Based upon its thorough review and evaluation of the information requested and provided and the factors and issues addressed above, among others, and following discussion and having reached certain conclusions, as discussed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2011 and unanimously approved the Sub-Advisory Agreement effective June 1, 2011.

36

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

14.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2011, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

					Other
		Term of	Principal Occupation(s)	Number of	Directorships
	Position(s) with	Office(1) and Length of Time	During	Portfolios in Fund	Held by Trustee During Past
Name, Address and Age	the Munder Funds	Served(2)	Past 5 Years	Complex Overseen by Trustee	5 Years

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05).	12	Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Fieldstone Investment Corporation (11/03 to 6/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66).	12	Nighthawk Radiology Holdings, Inc. (since 3/04); Tongxin International Ltd. (manufacturer of automotive body parts) (since 7/08); Asia Automotive Acquisition Corporation (blank check company) (6/05 to 6/08).

37

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

					Other
		Term of	Principal Occupation(s)	Number of	Directorships
	Position(s) with	Office(1) and Length of Time	During	Portfolios in Fund	Held by Trustee During Past
Name, Address and Age	the Munder Funds	Served(2)	Past 5 Years	Complex Overseen by Trustee	5 Years

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	12	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 62	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

38

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

					Other
		Term of	Principal Occupation(s)	Number of	Directorships
	Position(s) with	Office(1) and Length of Time	During	Portfolios in Fund	Held by Trustee During Past
Name, Address and Age	the Munder Funds	Served(2)	Past 5 Years	Complex Overseen by Trustee	5 Years

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (since 3/04); Canadian Royalties Inc. (6/09 to 3/10).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to the Munder Index 500 Fund, a separate series of MST. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

39

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Term of
	Position(s) with	Office(1) and Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 51	President and Principal Executive Officer	through 2/12; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09); Managing Director, Retail Marketing of Munder Capital Management (10/04 to 6/07).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/12; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 45	Vice President and Principal Financial Officer	through 2/12; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08); Managing Director and Chief Administrative Officer of Munder Capital Management (2/05 to 6/07).

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Treasurer and Principal Accounting Officer	through 2/12; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

40

Munder Veracity Small-Cap Value Fund

Notes to Financial Statements — Unaudited, June 30, 2011 (continued)

Term of
	Position(s) with	Office(1) and Length of
Name, Address and Age	the Munder Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Assistant Treasurer	through 2/12; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 35	Assistant Treasurer	through 2/12; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Assistant Secretary	through 2/12; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Assistant Secretary	through 2/12; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 42	Assistant Secretary	through 2/12; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

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43

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

James V. FitzGerald, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Francine S. Hayes, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

SUB-ADVISOR

Integrity Asset Management, LLC
18500 Lake Road, Suite 300
Rocky River, OH 44116

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNSCV611

Item 2.	Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3.	Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Each of John Rakolta, Jr., David J. Brophy and Arthur T. Porter is an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR). Dr. Brophy qualifies as an audit committee financial expert based on his experience as a Professor of Finance at the University of Michigan Business School since 1966, service as a director and advisor to a number of financial services firms and past service as a director of several public companies.

Item 4.	Principal Accountant Fees and Services.
As of June 30, 2011, the registrant had 12 series, as follows: Munder Asset Allocation Fund — Balanced; Munder Bond Fund; Munder Growth Opportunities Fund; Munder Index 500 Fund; Munder International Equity Fund; Munder International Fund — Core Equity; Munder International Small-Cap Fund; Munder Large-Cap Growth Fund; Munder Large-Cap Value Fund; Munder Micro-Cap Equity Fund; Munder Mid-Cap Core Growth Fund and Munder Veracity Small-Cap Value Fund.
(a)	Audit Fees
The aggregate fees billed for professional services rendered by Ernst & Young LLP (“E&Y”) for the audit of the registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended June 30, 2011 and June 30, 2010 were $235,865 and $268,511, respectively.
(b)	Audit-Related Fees
The registrant was not billed any fees by E&Y for the last two fiscal years ended June 30, 2011 and June 30, 2010 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise included above.
During the fiscal years ended June 30, 2011 and June 30, 2010, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c)	Tax Fees
The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended June 30, 2011 and June 30, 2010 were $97,761 and $97,520, respectively.
During the fiscal years ended June 30, 2011 and June 30, 2010, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(d)	All Other Fees
During the last two fiscal years ended June 30, 2011 and June 30, 2010, in addition to billing the registrant for the services described above in Items 4(a) through 4(c), E&Y billed the registrant $42,449 and $42,293, respectively, for professional services associated with identifying any passive foreign investment companies that the registrant may hold in order to ensure their appropriate tax treatment.
During the fiscal years ended June 30, 2011 and June 30, 2010, E&Y billed the registrant’s investment adviser $150,800 and $157,400, respectively, for professional services associated with the preparation of a SAS 70 report relating to the investment adviser’s controls in operations. In addition, during the fiscal year ended June 30, 2011, E&Y billed the registrant’s investment adviser $3,000 for providing consent to include audited financial statement information in a proxy statement/prospectus relating to the merger of the Veracity Small Cap Value Fund, a series of Veracity Trust, with and into the Munder Small-Cap Value Fund, a series of the registrant, and E&Y billed the registrant’s investment adviser $4,500 for providing consent to include audited financial statement information in a proxy statement/prospectus relating to the merger of the Munder Energy Fund, a series of the registrant, and the Munder Healthcare Fund, a series of Munder Series Trust II, with and into the Munder Growth Opportunities Fund, a separate series of the registrant. During the fiscal year ended June 30, 2010, E&Y billed the registrant’s investment adviser $6,000 for providing consent to include audited financial statement information in a proxy statement/prospectus relating to the merger of the Munder Technology Fund, a series of the registrant, with and into the Munder Growth Opportunities Fund, a separate series of the registrant. No other fees required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were billed by E&Y to the registrant’s investment adviser during the fiscal years ended June 30, 2011 and June 30, 2010.
During the fiscal years ended June 30, 2011 and 2010, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.
(e)	Pre-Approval Policies and Procedures
(1)        Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate be presented to the full Audit Committee at its next meeting. Since November 12, 2002, the Audit Committee has delegated such authority to its Chairman.
(2)        Zero percent (0%) of the services described in Items 4(b) through 4(d) above (including services requiring pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)        Less than 50 percent of the hours expended on E&Y’s engagement to audit the registrant’s financial statements for the fiscal year ended June 30, 2011 were attributed to work performed by persons other than E&Y’s full-time, permanent employees.
(g)        E&Y did not bill the registrant for any other non-audit services for the fiscal years ended June 30, 2011 and June 30, 2010 other than as disclosed above.
The aggregate non-audit fees billed by E&Y for services rendered to the registrant’s investment adviser for the fiscal years ended June 30, 2011 and June 30, 2010 were $418,800 and $347,061, respectively. The aggregate non-audit fees billed by E&Y for services rendered to entities controlling, controlled by, or under common control with the registrant’s investment adviser that provide ongoing services to the registrant, for the fiscal years ended June 30, 2011 and June 30, 2010 were $0 and $0, respectively.
(h)        The registrant’s Audit Committee has determined that the non-audit services E&Y has rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y’s independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.

Item 6.	Schedule of Investments.
(a)        A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11.	Controls and Procedures.
(a)        Within 90 days of the filing date of this Form N-CSR, James V. Fitzgerald, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. Fitzgerald and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b)        There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits
(a)(1)    The Code of Ethics is attached hereto.
(a)(2)    The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended are attached hereto.
(a)(3)    Not applicable.
(b)        The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
MUNDER SERIES TRUST

By:	/s/ James V. Fitzgerald

James V. Fitzgerald President and Principal Executive Officer

Date:	August 26, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James V. Fitzgerald

James V. Fitzgerald President and Principal Executive Officer

Date:	August 26, 2011

By:	/s/ Peter K. Hoglund

Peter K. Hoglund Vice President and Principal Financial Officer

Date:	August 26, 2011